UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end:     12/31

Date of reporting period:     06/30/12

Item 1.	Reports to Stockholders.

JUNE 30, 2012

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST SEMIANNUAL REPORT

*Not part of the semiannual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 4

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

This semiannual report for Franklin Flex Cap Growth Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Flex Cap Growth Securities Fund – Class 4 delivered a +7.74% total return* for the six-month period ended 6/30/12.

*The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.68% (other than certain nonroutine expenses) until 4/30/13. Fund investment results reflect the expense reduction, without which the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Flex Cap Growth Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Flex Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Russell 1000® Growth Index, which had a +10.08% total return, and the Russell 3000® Growth Index, which had a +9.98% total return, for the same period.1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012. In the first quarter, personal income and spending rose, while federal, state and local government spending declined. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Jobless claims touched a four-year low in February amid robust job creation; however, hiring slowed during the remainder of the period and jobless claims at period-end reached January’s level. Industrial production and manufacturing activity continued to increase, but the manufacturing sector shrank unexpectedly in June. Although gasoline prices hit a peak in early April, they plunged to a five-month low near period-end due to lower crude oil prices. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

During late March and early April 2012, improved economic reports helped U.S. stock markets reach multi-year highs. The Dow Jones Industrial Average exceeded 13,000 and the Standard & Poor’s® 500 Index topped 1,400 for the first time since 2008, while the NASDAQ Composite Index hit an 11-year high.3 Global markets grew volatile, however, amid renewed concerns about eurozone debt and slowing

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investments, as small- and midsized-company stocks can be volatile, especially over the short term. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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global economic growth. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated by secured bailout financing and bondholder concessions in February, as well as elections in May and June that resulted in the formation of a new coalition government. Risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period.

At the end of the reporting period, significant challenges to the U.S. economy remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Signs of China’s economic growth slowdown further contributed to pessimism. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s latest plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

From a sector perspective, stock selection in the consumer staples, health care and consumer discretionary sectors contributed to the Fund’s performance relative to the Russell 3000® Growth Index during

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the six months under review.4 In the consumer staples sector, our holdings in energy drink maker Monster Beverage, natural and organic foods retailer Whole Foods Market and infant formula producer Mead Johnson Nutrition aided results. Health care information technology developer Cerner and heart valve maker Edwards Lifesciences in the health care sector also benefited the Fund. Among our consumer discretionary holdings, discount retailer Dollar General boosted Fund performance.

In contrast, stock selection in the energy, materials and industrials sectors constrained relative Fund performance.5 Among our energy holdings, independent energy company SM Energy, oilfield services company Key Energy Services and independent exploration and production company Whiting Petroleum were notable detractors. Materials holdings including chemical manufacturer Celanese, precious metal producer Goldcorp6 and industrial gas provider Praxair also hurt relative results. Key detractors in the industrials sector included solid waste services provider Waste Connections, industrial supply company Fastenal and power, control and information solution provider Rockwell Automation. Our underweighting in Apple in information technology also hindered relative Fund performance, as the computer hardware and software developer benefited from global demand for its iPhone and iPad products.

Fund cash levels were briefly elevated — as reflected in figures for the end of the period — by certain shareholder transactions.

Thank you for your participation in Franklin Flex Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media, and retailing in the SOI.

5. The energy sector comprises energy in the SOI. The materials sector comprises materials in the SOI. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

6. Not an index component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Flex Cap Growth Securities Fund

6/30/12

Company Sector/Industry	% of Total Net Assets
Apple Inc.	4.3%
Technology Hardware & Equipment
Praxair Inc.	1.8%
Materials
International Business Machines Corp.	1.5%
Software & Services
EMC Corp.	1.5%
Technology Hardware & Equipment
Visa Inc., A	1.4%
Software & Services
MasterCard Inc., A	1.4%
Software & Services
Dollar General Corp.	1.3%
Retailing
Discovery Communications Inc., C	1.3%
Media
United Technologies Corp.	1.3%
Capital Goods
Chevron Corp.	1.2%
Energy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Flex Cap Growth Securities Fund – Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,077.40	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,019.74	$5.17

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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SUPPLEMENT DATED AUGUST 15, 2012

TO THE STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2012 OF

Franklin Flex Cap Growth Securities Fund

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

The section beginning on page 12 entitled “Glossary of Investments, Techniques, Strategies and Their Risks” is revised to add the following:

Exchange-traded funds. The Fund may invest in exchange-traded funds (ETFs). ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers, that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. More recently, actively managed ETFs have been created that are managed similarly to other investment companies.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. ETF shares, as opposed to creation units, are generally purchased and sold by smaller investors in a secondary market on a securities exchange.

ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and have the same risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Please keep this supplement for future reference.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Flex Cap Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.09	$12.70	$10.93	$8.22		$12.72	$11.14

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)	(0.02)	(0.02)	(—)[c]		— [c]	0.04
Net realized and unrealized gains (losses)	0.95	(0.59)	1.79	2.71		(4.49)	1.55

Total from investment operations	0.94	(0.61)	1.77	2.71		(4.49)	1.59

Less distributions from net investment income	—	—	—	—		(0.01)	(0.01)

Net asset value, end of period	$13.03	$12.09	$12.70	$10.93		$8.22	$12.72

Total return[d]	7.78%	(4.80)%	16.19%	32.97%		(35.31)%	14.32%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.17%	1.16%	1.18%	1.19%		1.21%	1.25%
Expenses net of waiver and payments by affiliates	0.93%	0.93%	0.93%	0.93%	[f]	0.93%	0.93%	[f]
Net investment income (loss)	(0.15)%	(0.14)%	(0.17)%	(0.01)%		0.04%	0.31%

Supplemental data
Net assets, end of period (000’s)	$192,328	$188,527	$227,774	$244,768		$195,425	$206,218
Portfolio turnover rate	15.73%	63.99%	60.00%	33.64%		32.76%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Flex Cap Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.01	$12.63	$10.88	$8.21	$11.22

Income from investment operations[b]:
Net investment income (loss)[c]	(0.02)	(0.03)	(0.03)	(0.01)	— [d]
Net realized and unrealized gains (losses)	0.95	(0.59)	1.78	2.69	(2.98)

Total from investment operations	0.93	(0.62)	1.75	2.68	(2.98)

Less distributions from net investment income	—	—	—	(0.01)	(0.03)

Net asset value, end of period	$12.94	$12.01	$12.63	$10.88	$8.21

Total return[e]	7.74%	(4.91)%	16.08%	32.69%	(26.68)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.27%	1.26%	1.28%	1.29%	1.31%
Expenses net of waiver and payments by affiliates	1.03%	1.03%	1.03%	1.03% [g]	1.03%
Net investment income (loss)	(0.25)%	(0.24)%	(0.27)%	(0.11)%	(0.06)%

Supplemental data
Net assets, end of period (000’s)	$281,387	$270,598	$263,746	$218,798	$50,268
Portfolio turnover rate	15.73%	63.99%	60.00%	33.64%	32.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks 75.4%
Automobiles & Components 1.7%
[a]BorgWarner Inc.	69,320	$4,546,699
Johnson Controls Inc.	134,700	3,732,537

		8,279,236

Banks 1.0%
[a]Signature Bank	31,400	1,914,458
Wells Fargo & Co.	84,720	2,833,037

		4,747,495

Capital Goods 6.3%
Cummins Inc.	50,880	4,930,781
Danaher Corp.	71,080	3,701,846
Fastenal Co.	97,280	3,921,357
Pall Corp.	31,420	1,722,130
Precision Castparts Corp.	34,800	5,724,252
Rockwell Automation Inc.	44,300	2,926,458
Roper Industries Inc.	9,900	975,942
United Technologies Corp.	78,570	5,934,392

		29,837,158

Commercial & Professional Services 1.6%
[a]IHS Inc., A	13,940	1,501,756
[a]Stericycle Inc.	35,910	3,291,870
Waste Connections Inc.	99,460	2,975,843

		7,769,469

Consumer Durables & Apparel 3.2%
[a]Lululemon Athletica Inc. (Canada)	42,360	2,525,927
NIKE Inc., B	38,510	3,380,408
Ralph Lauren Corp.	30,030	4,206,002
[a]Under Armour Inc., A	53,920	5,094,361

		15,206,698

Consumer Services 0.7%
[a]Chipotle Mexican Grill Inc.	4,770	1,812,362
Wynn Resorts Ltd.	12,710	1,318,281

		3,130,643

Diversified Financials 1.1%
BlackRock Inc.	10,870	1,845,943
T. Rowe Price Group Inc.	51,680	3,253,773

		5,099,716

Energy 4.7%
Anadarko Petroleum Corp.	40,820	2,702,284
[a]Cameron International Corp.	15,400	657,734
Chevron Corp.	54,630	5,763,465
[a]FMC Technologies Inc.	52,380	2,054,867
[a]Key Energy Services Inc.	187,060	1,421,656
QEP Resources Inc.	73,170	2,192,905
Schlumberger Ltd.	42,650	2,768,412
SM Energy Co.	32,220	1,582,324
[a]Whiting Petroleum Corp.	77,020	3,167,062

		22,310,709

Food & Staples Retailing 0.8%
Whole Foods Market Inc.	41,150	3,922,418

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco 2.9%
The Coca-Cola Co.	15,090	$1,179,887
Mead Johnson Nutrition Co., A	64,440	5,188,065
[a]Monster Beverage Corp.	47,760	3,400,512
PepsiCo Inc.	54,250	3,833,305

		13,601,769

Health Care Equipment & Services 5.4%
[a]Cerner Corp.	67,350	5,567,151
[a]DaVita Inc.	21,970	2,157,674
[a]DexCom Inc.	130,420	1,690,243
[a]Edwards Lifesciences Corp.	28,060	2,898,598
[a]Express Scripts Holding Co.	88,580	4,945,421
[a]IDEXX Laboratories Inc.	4,900	471,037
[a]Intuitive Surgical Inc.	8,860	4,906,579
McKesson Corp.	32,450	3,042,188

		25,678,891

Insurance 1.2%
ACE Ltd.	39,040	2,894,035
Aflac Inc.	68,620	2,922,526

		5,816,561

Materials 5.0%
Airgas Inc.	4,500	378,045
Albemarle Corp.	44,900	2,677,836
Celanese Corp., A	86,200	2,984,244
Ecolab Inc.	74,830	5,128,100
Goldcorp Inc. (Canada)	101,020	3,796,332
Praxair Inc.	78,570	8,542,916

		23,507,473

Media 2.8%
[a]DIRECTV, A	86,050	4,200,961
[a]Discovery Communications Inc., C	119,390	5,980,245
The Walt Disney Co.	64,600	3,133,100

		13,314,306

Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Abbott Laboratories	79,650	5,135,036
Allergan Inc.	12,830	1,187,673
[a]Biogen Idec Inc.	25,430	3,671,584
[a]Celgene Corp.	26,190	1,680,350
Merck & Co. Inc.	97,280	4,061,440
Novo Nordisk AS, ADR (Denmark)	3,000	436,020
Perrigo Co.	8,400	990,612
[a]Waters Corp.	35,260	2,802,112
[a]Watson Pharmaceuticals Inc.	53,920	3,989,541

		23,954,368

Real Estate 1.1%
American Tower Corp.	77,020	5,384,468

Retailing 3.5%
[a]Amazon.com Inc.	13,090	2,989,102
Dick’s Sporting Goods Inc.	64,350	3,088,800
[a]Dollar General Corp.	117,460	6,388,649

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Retailing (continued)
Guess? Inc.	56,130	$1,704,668
[a]Priceline.com Inc.	3,070	2,040,076
Ulta Salon Cosmetics & Fragrance Inc.	5,500	513,590

		16,724,885

Semiconductors & Semiconductor Equipment 2.8%
Avago Technologies Ltd. (Singapore)	80,750	2,898,925
Intel Corp.	112,250	2,991,462
[a]Lam Research Corp.	12,480	470,995
Microchip Technology Inc.	104,770	3,465,792
Xilinx Inc.	101,530	3,408,362

		13,235,536

Software & Services 13.4%
[a]Bottomline Technologies Inc.	72,530	1,309,167
[a]Check Point Software Technologies Ltd. (Israel)	48,640	2,412,058
[a]Citrix Systems Inc.	52,380	4,396,777
[a]Cognizant Technology Solutions Corp., A	46,210	2,772,600
[a]eBay Inc.	28,330	1,190,143
[a]Facebook Inc., A	61,620	1,917,614
FactSet Research Systems Inc.	23,570	2,190,596
[a]Fortinet Inc.	82,310	1,911,238
[a]Informatica Corp.	111,680	4,730,765
International Business Machines Corp.	37,360	7,306,869
MasterCard Inc., A	14,960	6,434,446
[a]Nuance Communications Inc.	134,300	3,199,026
Oracle Corp.	168,360	5,000,292
[a]Red Hat Inc.	88,580	5,002,998
[a]Salesforce.com Inc.	25,030	3,460,648
[a]ServiceSource International Inc.	112,250	1,554,662
[a]Vantiv Inc., A	40,430	941,615
[a]VeriFone Systems Inc.	40,350	1,335,182
Visa Inc., A	52,380	6,475,739

		63,542,435

Technology Hardware & Equipment 8.7%
[a]Acme Packet Inc.	84,720	1,580,028
[a]Apple Inc.	34,660	20,241,440
[a]Aruba Networks Inc.	42,820	644,441
[a]EMC Corp.	269,390	6,904,466
[a]F5 Networks Inc.	15,010	1,494,396
National Instruments Corp.	90,650	2,434,859
QUALCOMM Inc.	65,270	3,634,233
[a]Trimble Navigation Ltd.	92,430	4,252,704

		41,186,567

Transportation 2.4%
Expeditors International of Washington Inc.	50,060	1,939,825
[a]Hub Group Inc., A	96,280	3,485,336
Kansas City Southern	74,830	5,205,175
[a]Spirit Airlines Inc.	26,960	524,641

		11,154,977

Total Common Stocks (Cost $253,371,717)		357,405,778

FFC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Short Term Investments (Cost $9,458,914) 2.0%
Money Market Funds 2.0%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	9,458,914	$9,458,914

Total Investments (Cost $262,830,631) 77.4%		366,864,692
Other Assets, less Liabilities 22.6%		106,850,354

Net Assets 100.0%		$473,715,046

See Abbreviations on page 22.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FFC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Flex Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$253,371,717
Cost - Sweep Money Fund (Note 7)	9,458,914

Total cost of investments	$262,830,631

Value - Unaffiliated issuers	$357,405,778
Value - Sweep Money Fund (Note 7)	9,458,914

Total value of investments	366,864,692
Receivables:
Investment securities sold	115,543,524
Capital shares sold	130,974
Dividends and interest	254,932
Other assets	9,923

Total assets	482,804,045

Liabilities:
Payables:
Investment securities purchased	8,164,183
Capital shares redeemed	375,248
Affiliates	493,174
Accrued expenses and other liabilities	56,394

Total liabilities	9,088,999

Net assets, at value	$473,715,046

Net assets consist of:
Paid-in capital	$378,315,484
Undistributed net investment income (loss)	(521,247)
Net unrealized appreciation (depreciation)	104,034,061
Accumulated net realized gain (loss)	(8,113,252)

Net assets, at value	$473,715,046

Class 2:
Net assets, at value	$192,327,790

Shares outstanding	14,764,204

Net asset value and maximum offering price per share	$13.03

Class 4:
Net assets, at value	$281,387,256

Shares outstanding	21,743,439

Net asset value and maximum offering price per share	$12.94

The accompanying notes are an integral part of these financial statements.

FFC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Flex Cap Growth Securities Fund
Investment income:
Dividends	$1,919,362
Income from securities loaned	3,085

Total investment income	1,922,447

Expenses:
Management fees (Note 3a)	1,584,719
Administrative fees (Note 3b)	617,539
Distribution fees: (Note 3c)
Class 2	252,874
Class 4	511,115
Unaffiliated transfer agent fees	410
Custodian fees (Note 4)	3,419
Reports to shareholders	34,555
Professional fees	16,960
Trustees’ fees and expenses	967
Other	8,814

Total expenses	3,031,372
Expenses waived/paid by affiliates (Note 3e)	(587,678)

Net expenses	2,443,694

Net investment income (loss)	(521,247)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	24,493,383
Net change in unrealized appreciation (depreciation) on investments	12,969,385

Net realized and unrealized gain (loss)	37,462,768

Net increase (decrease) in net assets resulting from operations	$36,941,521

The accompanying notes are an integral part of these financial statements.

FFC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(521,247)	$(951,190)
Net realized gain (loss) from investments	24,493,383	23,226,156
Net change in unrealized appreciation (depreciation) on investments	12,969,385	(41,102,831)

Net increase (decrease) in net assets resulting from operations	36,941,521	(18,827,865)

Capital share transactions: (Note 2)
Class 2	(11,138,170)	(31,049,447)
Class 4	(11,212,871)	17,482,144

Total capital share transactions	(22,351,041)	(13,567,303)

Net increase (decrease) in net assets	14,590,480	(32,395,168)
Net assets:
Beginning of period	459,124,566	491,519,734

End of period	$473,715,046	$459,124,566

Undistributed net investment income (loss) included in net assets:
End of period	$(521,247)	$—

The accompanying notes are an integral part of these financial statements.

FFC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Flex Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 77.55% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured

FFC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At June 30, 2012, the Fund had no securities on loan.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FFC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,386,572	$18,737,523	2,603,604	$32,933,090
Shares redeemed	(2,221,009)	(29,875,693)	(4,943,943)	(63,982,537)

Net increase (decrease)	(834,437)	$(11,138,170)	(2,340,339)	$(31,049,447)

Class 4 Shares:
Shares sold	2,226,348	$29,225,679	8,511,819	$106,665,741
Shares redeemed	(3,008,303)	(40,438,550)	(6,865,481)	(89,183,597)

Net increase (decrease)	(781,955)	$(11,212,871)	1,646,338	$17,482,144

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.600%	Over $250 million, up to and including $10 billion
0.550%	Over $10 billion, up to and including $12.5 billion
0.525%	Over $12.5 billion, up to and including $15 billion
0.500%	In excess of $15 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses, for each class of the Fund do not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FFC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$25,971,698
2018	4,128,864

$30,100,562

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$265,846,605

Unrealized appreciation	$112,387,086
Unrealized depreciation	(11,368,999)

Net unrealized appreciation (depreciation)	$101,018,087

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $75,084,683 and $194,899,580, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

FFC-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Flex Cap Growth Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2012, all of the Fund’s investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except the following:

Subsequent to June 30, 2012, shares held through one insurance company were redeemed, representing approximately 20% of the Fund’s outstanding shares as of June 30, 2012.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FFC-22

FRANKLIN HIGH INCOME SECURITIES FUND

We are pleased to bring you Franklin High Income Securities Fund’s semiannual report for the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin High Income Securities Fund – Class 4 delivered a +6.84% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin High Income Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Credit Suisse (CS) High Yield Index, posted a +6.66% total return for the period under review.1 The Fund’s peers, as measured by the Lipper VIP High Current Yield Funds Classification Average, delivered a +6.48% total return.2

Economic and Market Overview

During the six months under review, uncertainty regarding the eurozone’s future continued to influence financial markets, and U.S. economic data appeared mixed. U.S. manufacturing indicators looked to have weakened, employment gains slowed and wage growth was sluggish during the period. However, energy prices declined significantly over the period and housing data strengthened with new and existing home sales as well as house prices pointing toward a gradual strengthening trend, albeit from a low base. The U.S. consumer showed resilience as consumption remained steady even as consumer confidence declined.

Financial markets seemed to be largely influenced by politics, sentiment and uncertainty in the eurozone, and they were quick to discount the latest Greek election results. The June 2012 Federal Open Market Committee meeting concluded with the extension of its plan designed to boost the economy by driving down long-term interest rates (dubbed Operation Twist) but made no formal announcement of an additional round of quantitative easing. During the six months under review, investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index, posted modest returns.3 U.S. stocks, as measured by the Standard & Poor’s® 500 Index, faced bouts of risk aversion as investors shunned risk assets in light of uneven economic data but ended the period with robust gains.3 Overall, investor concerns about ongoing eurozone uncertainty, weak U.S. employment gains, and a lack

1. Source: © 2012 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Please see Index descriptions following the Fund summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investments in foreign securities involve special risks such as currency fluctuations, and political and economic uncertainty. Interest rate movements will affect the Fund’s share price and yield. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund may from time to time enter into certain transactions involving derivatives, particularly credit default swap agreements, interest rate swap agreements and currency forwards; such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

of broad public and political agreement on how to achieve U.S. deficit reduction drove the 10-year U.S. Treasury yield from 1.89% on December 31, 2011, to 1.67% on June 30, 2012.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Despite market volatility for high yield bonds in the second quarter of 2012, the Fund delivered a positive return for the six months ended June 30, 2012. On the heels of a strong fourth quarter of 2011, the credit markets started 2012 with a very solid tone. The rally continued through mid-May but similar to the first half of 2011, faltered heading into June. In the U.S., second-quarter unemployment numbers disappointed investors and the pace of economic growth appeared to lose steam. Outside the U.S., although concerns regarding Greece began to recede from daily financial market headlines, concerns over Spain and Italy’s fiscal conditions and sovereign financing costs moved to the forefront. Although the high yield market initially decoupled from U.S. stock market weakness, by the middle of the second quarter high yield bond prices began to come under pressure. However, high yield bonds ended on a positive note as new-issue supply in the high yield market slowed and the stock market had one of its best single-day results of the year at June’s end when European leaders provided a plan to try to support banks, maintain the eurozone and restore investor confidence. Correspondingly, high yield bond prices also rallied at period-end.

Although cognizant of challenges to the economy, we remained encouraged by corporate balance sheet strength and mostly improving earnings. Trends for the U.S. economy remained positive, albeit at a slower rate of improvement. Accordingly, although we targeted subtle changes based on market valuations, we maintained a slightly elevated risk stance during the period. In addition, we drew on our fundamental research process to adjust industry positioning. Within that framework, we over- and underweighted certain industries relative to our benchmark, the CS High Yield Index.

For instance, amid continued pricing pressures in the utilities sector, which includes some pipeline and midstream energy companies, we underweighted this sector. The sector notably underperformed the benchmark, boosting the Fund’s relative performance. Similarly, we continued to find the paper industry unattractive as ongoing demand declines, price competition and a lack of positive near-term catalysts weighed on companies.4 Our resulting underweighted position benefited the Fund following the industry’s underperformance. In contrast, the auto sector represented one of the more strongly performing sectors as many auto companies restructured and benefited from rationalized cost structures and more stable demand.5 Bonds of one of the largest sector issuers, Ford Motor Credit, were upgraded to investment grade ratings during the period, providing a boost to prices. Given our favorable view of Ford Motor Credit bonds at the beginning of the review period as well as on certain auto sector issuers, we overweighted the sector in the Fund, contributing to relative performance.

Although some of the Fund’s positioning enhanced relative performance versus its benchmark, certain weightings detracted from relative results. For example, the Fund’s energy, building and wireless telecommunication services positioning versus the index was a drag on performance.6 Although security selection in energy aided relative performance, the Fund’s overweighting during the period resulted in an overall negative effect. One of the warmest winters on record, combined with growing production from shale operations, drove down natural gas prices, and the energy sector underperformed the benchmark. Although high yield energy companies usually produce natural gas and oil, production during the period in review was more heavily weighted to gas. In addition, European refiner Petroplus Holdings defaulted during the period on one of the Fund’s bonds, as the company failed to obtain the financing required to fund its working capital needs.

4. Paper holdings are part of materials in the SOI.

5. Auto holdings are part of automobiles and components in the SOI.

6. Building holdings are part of consumer durables and apparel in the SOI. Wireless telecommunication services is part of telecommunication services in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

6/30/12

% of Total Net Assets
Energy	22.9%
Telecommunication Services	9.0%
Media	8.4%
Materials	8.2%
Health Care Equipment & Services	5.8%
Software & Services	4.3%
Consumer Services	4.2%
Diversified Financials	3.7%
Automobiles & Components	3.1%
Utilities	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

In contrast, the building industry followed 2011’s underperformance relative to the benchmark with outperformance for the six-month period in review. Home builders reported the best spring selling season since the housing market’s downturn began in 2006, and housing-related reports seemed to confirm a housing recovery. Investors helped drive the outperformance by shrugging off concerns about Europe, disappointing U.S. economic reports and the possibility that unseasonably warm weather throughout the U.S. accounted for the increased housing demand. The Fund maintained an underweighting given our more conservative outlook for the sector and this proved to hinder relative performance. Our overweighting in wireless telecommunication services negatively impacted relative performance versus the benchmark as the industry slightly underperformed. Certain sector holdings, such as Sprint, notably outperformed and positively contributed to relative performance, but overall the sector did not keep pace with the index. Therefore, the overweighted telecommunications position negatively impacted the Fund’s relative performance.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,068.40	$4.78
Hypothetical (5% return before expenses)	$1,000	$1,020.24	$4.67

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.52	$6.63	$6.26	$4.68		$6.72	$6.96

Income from investment operations[a]:
Net investment income[b]	0.25	0.50	0.49	0.46		0.50	0.51
Net realized and unrealized gains (losses)	0.21	(0.19)	0.32	1.50		(1.92)	(0.30)

Total from investment operations	0.46	0.31	0.81	1.96		(1.42)	0.21

Less distributions from net investment income	(0.50)	(0.42)	(0.44)	(0.38)		(0.62)	(0.45)

Net asset value, end of period	$6.48	$6.52	$6.63	$6.26		$4.68	$6.72

Total return[c]	7.17%	4.63%	13.71%	42.99%		(23.16)%	3.02%
Ratios to average net assets[d]
Expenses	0.58%	0.58%	0.61%	0.63%	[e]	0.66% [e]	0.61% [e]
Net investment income	7.35%	7.52%	7.71%	8.33%		8.30%	7.38%

Supplemental data
Net assets, end of period (000’s)	$41,075	$41,971	$48,051	$48,855		$38,225	$61,286
Portfolio turnover rate	15.50%	45.11%	60.80%	26.41%		21.75%	40.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.36	$6.47	$6.13	$4.59		$6.60	$6.85

Income from investment operations[a]:
Net investment income[b]	0.23	0.47	0.47	0.44		0.47	0.48
Net realized and unrealized gains (losses)	0.20	(0.18)	0.30	1.47		(1.88)	(0.29)

Total from investment operations	0.43	0.29	0.77	1.91		(1.41)	0.19

Less distributions from net investment income	(0.48)	(0.40)	(0.43)	(0.37)		(0.60)	(0.44)

Net asset value, end of period	$6.31	$6.36	$6.47	$6.13		$4.59	$6.60

Total return[c]	6.92%	4.56%	13.26%	42.70%		(23.38)%	2.72%
Ratios to average net assets[d]
Expenses	0.83%	0.83%	0.86%	0.88%	[e]	0.91% [e]	0.86% [e]
Net investment income	7.10%	7.27%	7.46%	8.08%		8.05%	7.13%

Supplemental data
Net assets, end of period (000’s)	$267,041	$249,452	$239,824	$198,567		$84,396	$155,777
Portfolio turnover rate	15.50%	45.11%	60.80%	26.41%		21.75%	40.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$6.46	$6.57	$6.22	$4.67		$6.55

Income from investment operations[b]:
Net investment income[c]	0.23	0.47	0.47	0.45		0.39
Net realized and unrealized gains (losses)	0.20	(0.18)	0.31	1.48		(1.65)

Total from investment operations	0.43	0.29	0.78	1.93		(1.26)

Less distributions from net investment income	(0.47)	(0.40)	(0.43)	(0.38)		(0.62)

Net asset value, end of period	$6.42	$6.46	$6.57	$6.22		$4.67

Total return[d]	6.84%	4.39%	13.31%	42.36%		(21.34)%
Ratios to average net assets[e]
Expenses	0.93%	0.93%	0.96%	0.98%	[f]	1.01% [f]
Net investment income	7.00%	7.17%	7.36%	7.98%		7.95%

Supplemental data
Net assets, end of period (000’s)	$26,906	$27,055	$25,934	$15,105		$2,244
Portfolio turnover rate	15.50%	45.11%	60.80%	26.41%		21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin High Income Securities Fund	Country	Shares	Value
Preferred Stocks (Cost $770,000) 0.2%
Diversified Financials 0.2%
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	$740,740

		Principal Amount*
Corporate Bonds 93.7%
Automobiles & Components 3.1%
[a]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	1,000,000	1,047,500
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	1,000,000	793,751
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	United States	1,000,000	1,113,879
6.625%, 8/15/17	United States	1,000,000	1,139,224
5.00%, 5/15/18	United States	1,000,000	1,064,922
8.125%, 1/15/20	United States	1,000,000	1,225,881
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,200,000	2,340,250
[a]International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	1,600,000	1,470,000

			10,195,407

Banks 1.6%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,700,000	1,735,062
[a]144A, 7.00%, 5/02/17	United States	2,303,465	2,310,664
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,250,000	1,403,125

			5,448,851

Capital Goods 2.8%
[a]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000	2,700,000
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	1,400,000	1,540,000
8.50%, 11/01/20	United States	500,000	542,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	2,028,250
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	2,500,000	2,725,000

			9,535,750

Commercial & Professional Services 1.3%
[b,c]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
RSC Equipment Rental Inc./RSC Holdings III LLC, senior note, 10.25%, 11/15/19	United States	1,000,000	1,130,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,900,000	3,066,750

			4,196,941

Consumer Durables & Apparel 2.3%
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,500,000	1,556,250
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	1,600,000	1,728,000
[a]Taylor Morrison Communities/Monarch Communities Inc., senior note, 144A, 7.75%, 4/15/20	United States	1,200,000	1,257,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	3,100,000	3,092,250

			7,633,500

Consumer Services 4.2%
Choice Hotels International Inc., 5.75%, 7/01/22	United States	600,000	629,019
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,200,000	2,343,000
[a,b]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	1,063
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,288,750
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	2,000,000	2,070,000
senior note, 6.875%, 4/01/16	United States	1,200,000	1,212,000
[a]senior note, 144A, 8.625%, 2/01/19	United States	400,000	430,000
senior secured note, 9.00%, 3/15/20	United States	600,000	669,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	2,200,000	$2,403,500
senior sub. note, 7.75%, 4/01/22	United States	100,000	107,125
[a]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,300,000	1,001,000

			14,154,457

Diversified Financials 3.5%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,691,250
[d]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,626,400
GMAC Inc.,
senior note, 6.875%, 8/28/12	United States	2,000,000	2,015,000
sub. note, 8.00%, 12/31/18	United States	800,000	890,000
International Lease Finance Corp.,
senior note, R, 5.65%, 6/01/14	United States	2,000,000	2,060,000
[a]senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,296,000
[a]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	500,000	522,500
5.875%, 3/15/22	United States	600,000	628,500

			11,729,650

Energy 22.9%
Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	1,100,000	943,250
6.25%, 6/01/21	United States	2,000,000	1,700,000
Antero Resources Finance Corp., senior note, 9.375%, 12/01/17	United States	2,600,000	2,886,000
Arch Coal Inc., senior note,
7.00%, 6/15/19	United States	700,000	595,000
7.25%, 6/15/21	United States	1,000,000	842,500
[a]BreitBurn Energy Partners LP/Finance Corp., senior note, 144A, 7.875%, 4/15/22	United States	1,600,000	1,608,000
Calumet Specialty Products Partners LP/Finance Corp., senior note,
9.375%, 5/01/19	United States	1,700,000	1,712,750
[a]144A, 9.625%, 8/01/20	United States	600,000	612,000
Carrizo Oil & Gas Inc., senior note, 8.625%, 10/15/18	United States	2,000,000	2,100,000
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,400,000	1,562,750
8.25%, 9/01/21	United States	600,000	637,500
[a]144A, 7.625%, 11/15/22	United States	400,000	407,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	3,000,000	2,947,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	3,000,000	2,985,000
6.125%, 2/15/21	United States	1,000,000	972,500
Chesapeake Midstream Partners LP/CHKM Finance Corp., senior note, 6.125%, 7/15/22	United States	700,000	689,500
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,000,000	1,970,000
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	2,500,000	2,512,500
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	521,250
8.25%, 4/01/20	United States	1,000,000	1,055,000
6.375%, 3/01/21	United States	300,000	283,500
Eagle Rock Energy Partners LP/Finance Corp., senior note, 8.375%, 6/01/19	United States	1,800,000	1,804,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,000,000	3,307,500
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	2,500,000	2,687,500
[e]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,500,000	1,606,839

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[a]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,307,000	$2,220,487
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,200,000	2,106,500
[a]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,567,500
[a]Kodiak Oil & Gas Corp., senior note, 144A, 8.125%, 12/01/19	United States	1,400,000	1,442,000
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	2,000,000	2,165,000
7.75%, 2/01/21	United States	700,000	735,000
[a]144A, 6.50%, 5/15/19	United States	600,000	597,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,316,000	1,335,740
Offshore Group Investment Ltd., senior secured note,
11.50%, 8/01/15	United States	1,700,000	1,853,000
[a]first lien, 144A, 11.50%, 8/01/15	United States	1,300,000	1,417,000
[a]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	2,000,000	2,005,000
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	1,700,000	1,729,750
[a]144A, 6.25%, 11/15/21	United States	1,700,000	1,691,500
[a]Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A, 8.375%, 6/01/20	United States	1,300,000	1,326,000
[a,b,f]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,600,000	200,000
Plains Exploration & Production Co., senior note,
7.625%, 6/01/18	United States	2,200,000	2,348,500
6.125%, 6/15/19	United States	600,000	606,000
QEP Resources Inc., senior note, 5.375%, 10/01/22	United States	1,500,000	1,507,500
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	2,000,000	1,880,000
9.125%, 8/15/19	United States	1,000,000	875,000
[a]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,200,000	3,188,000
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	300,000	314,250
7.50%, 3/15/21	United States	400,000	397,000
[a]144A, 8.00%, 6/01/18	United States	2,500,000	2,543,750
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	1,500,000	1,556,250

			76,557,566

Food & Staples Retailing 0.9%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,800,000	1,993,500
8.00%, 8/15/20	United States	1,000,000	1,137,500

			3,131,000

Food, Beverage & Tobacco 2.8%
[a]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Russia	700,000	445,813
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	1,100,000	1,232,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,900,000	2,939,875
[a]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,500,000	2,437,500
Pinnacle Foods Finance LLC/Corp., senior note,
9.25%, 4/01/15	United States	1,300,000	1,342,250
8.25%, 9/01/17	United States	1,000,000	1,062,500

			9,459,938

Health Care Equipment & Services 5.8%
Amerigroup Corp., senior note, 7.50%, 11/15/19	United States	1,600,000	1,728,000
Aviv Healthcare Properties LP/Aviv Healthcare CapitalCorp., senior note, 7.75%, 2/15/19	United States	2,200,000	2,277,000
CHS/Community Health Systems Inc., senior note, 8.00%, 11/15/19	United States	1,700,000	1,810,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
[a]DJO Finance LLC/DJO Finance Corp., secured note, 144A, 8.75%, 3/15/18	United States	700,000	$717,500
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,000,000	1,048,750
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	1,000,000	1,030,000
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	800,000	874,000
senior secured bond, 7.25%, 9/15/20	United States	900,000	994,500
senior secured note, 7.875%, 2/15/20	United States	1,000,000	1,115,000
senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,047,500
[a]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	2,100,000	2,244,375
MedAssets Inc., senior note, 8.00%, 11/15/18	United States	2,000,000	2,120,000
[a]United Surgical Partners International Inc., senior note, 144A, 9.00%, 4/01/20	United States	900,000	958,500
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	1,300,000	1,335,750
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	64,000	42,880

			19,344,255

Materials 8.2%
[a]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000	3,141,250
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	2,000,000	1,775,000
Exopack Holding Corp., senior note, 10.00%, 6/01/18	United States	1,600,000	1,612,000
[a]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	800,000	811,500
6.875%, 2/01/18	Australia	2,000,000	2,027,500
8.25%, 11/01/19	Australia	500,000	532,500
[a]Ineos Finance PLC, senior secured note, 144A,
9.00%, 5/15/15	United Kingdom	1,000,000	1,060,000
8.375%, 2/15/19	United Kingdom	200,000	206,625
7.50%, 5/01/20	United Kingdom	500,000	504,687
[a]Ineos Group Holdings Ltd., senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000	1,383,750
[a]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	2,300,000	2,288,500
[a]Kinove German Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	1,400,000	1,449,000
[a]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,500,000	2,625,000
[b,f]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,500,000	1,637,500
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,407,250
[a]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,
8.50%, 5/15/18	United States	2,800,000	2,758,000
9.00%, 4/15/19	United States	200,000	200,500
9.875%, 8/15/19	United States	200,000	207,750
8.25%, 2/15/21	United States	400,000	380,000
[a]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	800,000	896,000
8.375%, 9/15/21	United States	400,000	454,000

			27,358,312

Media 7.8%
[a]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%, 12/15/18	United States	1,200,000	1,260,000
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,070,000
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
8.125%, 4/30/20	United States	700,000	784,000
6.50%, 4/30/21	United States	2,200,000	2,354,000
6.625%, 1/31/22	United States	300,000	322,500
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	3,800,000	3,325,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
[a]Clear Channel Worldwide Holdings Inc., senior sub. note, 144A, 7.625%,
3/15/20	United States	1,100,000	$1,080,750
3/15/20	United States	200,000	192,500
[a]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	1,500,000	1,605,000
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,000,000	3,307,500
6.75%, 6/01/21	United States	1,500,000	1,627,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,400,000	1,512,000
[g]Radio One Inc., senior sub. note, PIK, 15.00%, 5/24/16	United States	1,676,514	1,337,020
[a]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	1,500,000	1,617,270
[a]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	2,500,000	2,587,500
7.875%, 11/01/20	United States	700,000	752,500
[a]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,020,000
[a]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	506,562

			26,261,602

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Endo Health Solutions Inc., senior note, 7.00%,
7/15/19	United States	1,000,000	1,092,500
12/15/20	United States	1,000,000	1,090,000
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	2,300,000	2,484,000
[a]inVentiv Health Inc., senior note, 144A, 10.00%,
8/15/18	United States	2,200,000	1,892,000
8/15/18	United States	200,000	173,000
[a]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	769,125
[a]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	300,000	337,875

			7,838,500

Real Estate 0.6%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	1,800,000	1,795,500
6.50%, 2/01/17	United States	300,000	288,750

			2,084,250

Retailing 2.2%
[a]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	1,500,000	1,635,000
Asbury Automotive Group Inc., senior sub. note, 8.375%, 11/15/20	United States	1,400,000	1,533,000
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	1,500,000	1,590,000
[a]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	2,500,000	2,743,750

			7,501,750

Semiconductors & Semiconductor Equipment 1.2%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	300,000	327,000
7.75%, 8/01/20	United States	400,000	442,000
Freescale Semiconductor Inc., senior note, 8.05%, 2/01/20	United States	2,000,000	1,985,000
10.75%, 8/01/20	United States	1,104,000	1,192,320

			3,946,320

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Software & Services 4.3%
[a,h]Ceridian Corp., 144A, 8.875%, 7/15/19	United States	600,000		$622,500
First Data Corp., senior bond, 12.625%, 1/15/21	United States	1,000,000		1,006,250
senior note, 9.875%, 9/24/15	United States	111,000		112,942
senior note, 9.875%, 9/24/15	United States	71,000		71,888
[a]senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000		2,512,500
[a]Lawson Software Inc., senior note, 144A, 9.375%, 4/01/19	United States	600,000		643,500
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	1,300,000		932,750
[a]senior secured note, 144A, 11.00%, 8/01/17	United States	700,000		680,750
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000		1,212,000
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	United States	2,300,000		2,461,000
West Corp., senior note, 7.875%, 1/15/19	United States	3,000,000		3,150,000
[a]Zayo Escrow Corp., senior secured note, 144A, 8.125%, 1/01/20	United States	1,000,000		1,050,000

				14,456,080

Technology Hardware & Equipment 1.8%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	3,200,000		3,424,000
[a]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	2,300,000		2,443,750

				5,867,750

Telecommunication Services 9.0%
CenturyLink Inc., senior note,
6.45%, 6/15/21	United States	400,000		417,219
5.80%, 3/15/22	United States	3,000,000		2,994,192
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	3,500,000		3,360,000
[a]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,000,000		2,030,000
[a]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000		1,656,000
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	400,000		432,000
8.50%, 4/15/20	United States	2,500,000		2,662,500
8.75%, 4/15/22	United States	900,000		949,500
Intelsat Jackson Holdings SA, senior note,
7.25%, 10/15/20	Luxembourg	900,000		951,750
7.50%, 4/01/21	Luxembourg	3,800,000		4,037,500
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	1,500,000		1,563,750
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		3,090,000
[a]144A, 9.00%, 11/15/18	United States	3,000,000		3,360,000
[a]144A, 7.00%, 3/01/20	United States	300,000		312,750
[a]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,000,000		1,637,500
[a,g]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
7/15/17	Italy	512,255	EUR	447,576
7/15/17	Italy	530,625		365,940

				30,268,177

Transportation 2.5%
[a,b]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	2,500,000		2,375,000
[a]Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	200,000		209,500
8.375%, 12/01/17	United Kingdom	1,300,000		1,265,063
11.50%, 4/01/18	United Kingdom	1,000,000		927,500
Hertz Corp., senior note,
7.50%, 10/15/18	United States	1,100,000		1,185,250

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Transportation (continued)
6.75%, 4/15/19	United States	2,000,000	$2,090,000
[a]144A, 6.75%, 4/15/19	United States	200,000	209,000

			8,261,313

Utilities 2.6%
[a]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	800,000	886,000
7.50%, 2/15/21	United States	1,500,000	1,627,500
7.875%, 1/15/23	United States	1,000,000	1,095,000
[a]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,500,000	2,482,813
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,
[a]144A, 11.50%, 10/01/20	United States	3,500,000	2,406,250
B, 15.00%, 4/01/21	United States	852,000	293,940

			8,791,503

Total Corporate Bonds (Cost $311,091,656)			314,022,872

[e,i]Senior Floating Rate Interests 0.9%
Media 0.6%
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000	1,503,750
Univision Communications Inc., Initial Term Loan, 2.245%, 9/29/14	United States	379,585	370,009

			1,873,759

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.741%, 10/10/17	United States	1,431,288	858,635

Total Senior Floating Rate Interests (Cost $3,016,584)			2,732,394

Total Investments before Short Term Investments (Cost $314,878,240)			317,496,006

Short Term Investments (Cost $12,360,844) 3.7%
Repurchase Agreements 3.7%
[j]Joint Repurchase Agreement, 0.129%, 7/02/12 (Maturity Value $12,360,977)	United States	12,360,844	12,360,844
BNP Paribas Securities Corp. (Maturity Value $2,414,717)
Credit Suisse Securities (USA) LLC (Maturity Value $2,817,190)
Deutsche Bank Securities Inc. (Maturity Value $1,897,163)
HSBC Securities (USA) Inc. (Maturity Value $1,609,770)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,609,770)
Morgan Stanley & Co. LLC (Maturity Value $804,947)
UBS Securities LLC (Maturity Value $1,207,420)
Collateralized by U.S. Government Agency Securities, 0.00% - 5.25%, 8/01/12 - 6/28/17; [k]U.S. Treasury Bills, 7/26/12; and U.S. Treasury Notes, 1.125% - 3.00%, 12/15/12 - 2/15/22 (valued at $12,612,708)

Total Investments (Cost $327,239,084) 98.5%			329,856,850
Other Assets, less Liabilities 1.5%			5,165,321

Net Assets 100.0%			$335,022,171

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin High Income Securities Fund

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $110,638,938, representing 33.02% of net assets.

bSee Note 7 regarding defaulted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2012, the value of this security was $191, representing less than 0.01% of net assets.

dPerpetual security with no stated maturity date.

eThe coupon rate shown represents the rate at period end.

fAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

gIncome may be received in additional securities and/or cash.

hSecurity purchased on a when-issued basis.

iSee Note 1(f) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin High Income Securities Fund

Forward Exchange Contracts

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	400,000	$525,560	12/17/12	$18,310	$—

See Abbreviations on page FH-32.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$314,878,240
Cost - Repurchase agreements	12,360,844

Total cost of investments	$327,239,084

Value - Unaffiliated issuers	$317,496,006
Value - Repurchase agreements	12,360,844

Total value of investments	329,856,850
Cash	685
Receivables:
Capital shares sold	71,237
Interest	6,302,116
Unrealized appreciation on forward exchange contracts	18,310
Other assets	80

Total assets	336,249,278

Liabilities:
Payables:
Investment securities purchased	682,142
Capital shares redeemed	180,373
Affiliates	264,169
Reports to shareholders	76,134
Accrued expenses and other liabilities	24,289

Total liabilities	1,227,107

Net assets, at value	$335,022,171

Net assets consist of:
Paid-in capital	$359,054,498
Undistributed net investment income	10,924,405
Net unrealized appreciation (depreciation)	2,636,076
Accumulated net realized gain (loss)	(37,592,808)

Net assets, at value	$335,022,171

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$41,074,988

Shares outstanding	6,340,339

Net asset value and maximum offering price per share	$6.48

Class 2:
Net assets, at value	$267,040,937

Shares outstanding	42,319,193

Net asset value and maximum offering price per share	$6.31

Class 4:
Net assets, at value	$26,906,246

Shares outstanding	4,188,641

Net asset value and maximum offering price per share	$6.42

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin High Income Securities Fund
Investment income:
Dividends	$70,781
Interest	12,986,607

Total investment income	13,057,388

Expenses:
Management fees (Note 3a)	865,129
Distribution fees: (Note 3c)
Class 2	325,687
Class 4	47,664
Unaffiliated transfer agent fees	15
Custodian fees (Note 4)	2,367
Reports to shareholders	51,742
Professional fees	21,491
Trustees’ fees and expenses	641
Other	13,195

Total expenses	1,327,931

Net investment income	11,729,457

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,315,912
Foreign currency transactions	4
Swap Contracts	(236,015)

Net realized gain (loss)	1,079,901

Net change in unrealized appreciation (depreciation) on:
Investments	9,429,756
Translation of other assets and liabilities denominated in foreign currencies	13,457

Net change in unrealized appreciation (depreciation)	9,443,213

Net realized and unrealized gain (loss)	10,523,114

Net increase (decrease) in net assets resulting from operations	$22,252,571

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$11,729,457	$24,281,884
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	1,079,901	7,087,968
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	9,443,213	(18,159,827)

Net increase (decrease) in net assets resulting from operations	22,252,571	13,210,025

Distributions to shareholders from:
Net investment income:
Class 1	(2,935,357)	(2,826,791)
Class 2	(18,731,686)	(16,984,105)
Class 4	(1,858,828)	(1,620,002)

Total distributions to shareholders	(23,525,871)	(21,430,898)

Capital share transactions: (Note 2)
Class 1	(869,092)	(5,339,666)
Class 2	18,811,914	16,598,368
Class 4	(125,850)	1,632,254

Total capital share transactions	17,816,972	12,890,956

Net increase (decrease) in net assets	16,543,672	4,670,083
Net assets:
Beginning of period	318,478,499	313,808,416

End of period	$335,022,171	$318,478,499

Undistributed net investment income included in net assets:
End of period	$10,924,405	$22,720,819

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 85.18% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on 6/29/12.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had no OTC derivatives in a net unrealized loss position for such contracts.

See Note 8 regarding other derivative information.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended June 30,
	2012		2011
	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	75,634	$504,520	351,292	$2,313,979
Shares issued in reinvestment of distributions	461,534	2,935,357	434,223	2,826,791
Shares redeemed	(632,655)	(4,308,969)	(1,598,692)	(10,480,436)

Net increase (decrease)	(95,487)	$(869,092)	(813,177)	$(5,339,666)

Class 2 Shares:
Shares sold	3,863,510	$25,457,450	12,499,502	$81,812,457
Shares issued in reinvestment of distributions	3,021,240	18,731,686	2,674,662	16,984,105
Shares redeemed	(3,811,299)	(25,377,222)	(12,968,695)	(82,198,194)

Net increase (decrease)	3,073,451	$18,811,914	2,205,469	$16,598,368

Class 4 Shares:
Shares sold	26,564	$178,396	337,849	$2,262,900
Shares issued on reinvestment of distributions	294,584	1,858,828	250,774	1,620,002
Shares redeemed	(321,849)	(2,163,074)	(344,910)	(2,250,648)

Net increase (decrease)	(701)	$(125,850)	243,713	$1,632,254

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012	$9,009,590
2013	6,321,190
2014	40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

$38,636,583

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$328,026,150

Unrealized appreciation	$13,879,203
Unrealized depreciation	(12,048,503)

Net unrealized appreciation (depreciation)	$1,830,700

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $59,789,657 and $49,022,670, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2012, the Fund had 93.40% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2012, the aggregate value of these securities was $4,213,754 representing 1.26% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

8. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$18,310	Unrealized depreciation on forward exchange contracts	$—

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/ Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$—	$13,458
Credit contracts	Net realized gain (loss) from swap contracts/Net change in unrealized appreciation (depreciation) on investments	($236,015)	$—

For the period ended 6/30/12, the average month end market value of derivatives represented .01% of average month end net assets. The average month end number of open derivative contracts for the period was one.

See Note 1(e) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin High Income Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a,b]	$740,740	$—	$—	$740,740
Corporate Bonds	—	314,022,681	191	314,022,872
Senior Floating Rate Interests	—	2,732,394	—	2,732,394
Short Term Investments	—	12,360,844	—	12,360,844

Total Investments in Securities	$740,740	$329,115,919	$191	$329,856,850

Forward Exchange Contracts	—	18,310	—	18,310

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

DBAB - Deutsche Bank AG	EUR - Euro	FRN - Floating Rate Note
PIK - Payment-In-Kind

FRANKLIN INCOME SECURITIES FUND

This semiannual report for Franklin Income Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Income Securities Fund – Class 4 delivered a +5.80% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Income Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which produced a +9.49% total return, but outperformed its fixed income benchmark, the Barclays U.S. Aggregate Index, which posted a +2.37% total return for the same period.1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012. In the first quarter, personal income and spending rose, while federal, state and local government spending declined. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Jobless claims touched a four-year low in February amid robust job creation; however, hiring slowed during the remainder of the period and jobless claims at period-end reached January’s level. Industrial production and manufacturing activity continued to increase, but the manufacturing sector shrank unexpectedly in June. Although gasoline prices hit a peak in early April, they plunged to a five-month low near period-end due to lower crude oil prices. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

During late March and early April 2012, improved economic reports helped U.S. stock markets reach multi-year highs. The Dow Jones Industrial Average exceeded 13,000 and the S&P 500 topped 1,400 for the first time since 2008, while the NASDAQ Composite Index hit an 11-year high.3 Global markets grew volatile, however, amid renewed concerns about eurozone debt and slowing global economic growth.

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Fears of a Greek debt default and exit from the eurozone were somewhat mitigated by secured bailout financing and bondholder concessions in February, as well as elections in May and June that resulted in the formation of a new coalition government. Risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period.

At the end of the reporting period, significant challenges to the U.S. economy remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Signs of China’s economic growth slowdown further contributed to pessimism. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s latest plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

For the six months under review, investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index, posted modest returns. U.S. stocks, as measured by the S&P 500, faced bouts of risk aversion as investors shunned risk assets in light of uneven economic data but ended the period with robust gains. Overall, general investor concerns drove the 10-year U.S. Treasury yield from 1.89% on December 31, 2011, to 1.67% on June 30, 2012.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the six-month period, the Fund’s equity and fixed income holdings contributed to performance, largely due to strong returns of securities

Portfolio Breakdown

Franklin Income Securities Fund

6/30/12

% of Total Net Assets
Equity*	41.3%
Utilities	10.3%
Financials	8.8%
Health Care	6.5%
Energy	5.8%
Telecommunication Services	2.9%
Materials	2.3%
Industrials	1.4%
Consumer Discretionary	1.2%
Information Technology	1.1%
Consumer Staples	1.0%
Fixed Income	47.4%
Consumer Discretionary	8.7%
Information Technology	8.2%
Energy	7.4%
Utilities	5.9%
Financials	5.9%
Materials	2.8%
Health Care	2.8%
Industrials	2.8%
Telecommunication Services	2.0%
Consumer Staples	0.9%
Short-Term Investments & Other Net Assets	11.3%

*Includes convertible bonds.

in the S&P 500 and Barclays U.S. Aggregate Index driven by continued, albeit modest, economic growth, resilient corporate profits and continued low long-term interest rates.

Investor optimism regarding economic growth potential gave way to a more subdued outlook as challenges mounted, including Europe’s continued sovereign and fiscal imbalances, looming fiscal deadlines in the U.S., and a deteriorating labor market outlook. We believe weakening energy and select commodity prices may provide some relief to the recent slowdown in economic activity but could also challenge their respective sectors.

Within the Fund’s equity holdings, the financials, utilities and health care sectors were primary contributors while energy and materials struggled. Bank of America and Wells Fargo & Co. in financials provided strong gains early in the period following improved clarity on the banks’ pace of capital accumulation as well as improvement in key credit areas, particularly within the mortgage markets. Preferred stock of Ally Financial also helped performance. Utilities continued to stand out as strong performers, largely due to their historically consistent returns, high degree of visibility and predictability of results, as well as a favorable backdrop of declining interest rates and corporate bond yields. Sempra Energy and PG&E were strong performers during the period. In the health care sector, our holdings in major pharmaceutical companies including Merck & Co. and Roche Holding delivered strong returns. Select telecommunication services holdings including AT&T, Telstra Corp. and Vodafone Group also contributed to performance.

Weak energy prices and investor fears of slower global economic activity weighed on the performance of our positions in Canadian Oil Sands, Royal Dutch Shell, Chesapeake Energy and Weatherford International. In materials, metals and mining companies including Barrick Gold, Newmont Mining4 and BHP Billiton also performed poorly.

Within fixed income markets, a generally favorable backdrop prevailed, including low long-term interest rates, stable to declining credit spreads and functioning capital markets that provided ready access to capital at a near-record pace of issuance for investment-grade and high yield corporate bonds. We largely focused on high yield opportunities during the period and were attracted to the higher potential yields and returns as well as the opportunity to continue to benefit from the favorable environment for many individual credits. Key positive themes were low

4. Equity-linked security.

Top Five Equity Holdings

Franklin Income Securities Fund

6/30/12

Company Sector/Industry	% of Total Net Assets
Merck & Co. Inc.	2.1%
Health Care
Wells Fargo & Co.	2.1%
Financials
Bank of America Corp.	1.7%
Financials
Roche Holding AG (Switzerland)	1.6%
Health Care
Johnson & Johnson	1.3%
Health Care

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

6/30/12

Issuer Sector/Industry	% of Total Net Assets
First Data Corp.	4.4%
Information Technology
Texas Competitive Electric Holdings Co. LLC	3.1%
Utilities
Freescale Semiconductor Inc.	2.1%
Information Technology
Dynegy Holdings Inc.**	1.7%
Utilities
CIT Group Inc.	1.6%
Financials

*Does not include convertible bonds.

**Includes bonds issued by Dynegy Midwest Generation and Dynegy Power and defaulted securities issued by Dynegy Holdings.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

default rates, recent debt maturity extensions, interest cost reductions and stable corporate performance in terms of margins and cash flow.

The technology, communications, consumer cyclical and consumer non-cyclical sectors delivered strong performance, while the electric utility and energy sectors had poor results.5 Generally, these results had more to do with individual company dynamics than systemic risk. First Data in technology continued to reduce debt through improved performance and growth and by taking necessary actions to fix its overall capital structure, including extending debt maturities. Sprint Nextel in communications and Freescale Semiconductor in technology also showed improved credit trends despite challenging and competitive business environments. CIT Group in finance companies remained a strong performer, although the size of our position declined as the company called for redemption and refinancing of its debt at lower rates and longer maturities.

Among the key fixed income detractors was PetroPlus Finance in energy, as PetroPlus Holdings remained mired in weak European refining conditions resulting in disappointing bond recoveries and dimmed prospects for a successful corporate reorganization. The company defaulted on its bonds during the period. Other poor performers in the energy sector were oil and gas exploration and production companies such as ATP Oil & Gas, Chesapeake Energy and Quicksilver Resources. Arch Coal also hurt performance as low natural gas prices caused a substantial number of customers, particularly electric utilities, to switch from coal.

The Fund’s equity allocation did not change significantly during the period, however our fixed income allocation decreased. Among stock allocations, materials, financials and utilities increased while information technology and consumer discretionary decreased. However, within fixed income, our basic industry and consumer cyclical allocations rose while finance companies, consumer non-cyclicals and electric utilities declined.

We largely focused on corporate bonds within fixed income during the period, given the potential for higher yields and long-term total return relative to other fixed income securities. We maintained significant diversification with holdings across a range of sectors. While sector

5. Technology holdings are in information technology in the SOI. Communications holdings are in telecommunication services and consumer discretionary in the SOI. Consumer cyclical holdings are in consumer discretionary and financials in the SOI. Consumer non-cyclical holdings are in consumer discretionary, consumer staples, financials and health care in the SOI. Electric utility holdings are in utilities in the SOI.

diversification remains important, we emphasize bottom-up fundamental research to identify what we believe are the most attractive investment opportunities to help us meet the Fund’s objective.

The Fund’s equity exposure continued to focus on dividend paying common stocks and convertible securities. We continued to seek what we considered to be attractive current yield as well as those companies with potential favorable outlooks for dividend growth. Convertible securities remained attractive to us given the possible opportunity for high, current income and the potential to participate in the appreciation of the underlying common stock. At period-end, we had limited holdings in other equity securities including preferred stocks and warrants. We remain largely focused on U.S. securities.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,058.00	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,020.79	$4.12

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.82%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.68	$15.16	$14.43	$11.53	$17.63	$17.65

Income from investment operations[a]:
Net investment income[b]	0.47	0.96	0.89	0.91	1.10	1.03
Net realized and unrealized gains (losses)	0.38	(0.54)	0.85	3.08	(5.99)	(0.31)

Total from investment operations	0.85	0.42	1.74	3.99	(4.89)	0.72

Less distributions from:
Net investment income	(1.02)	(0.90)	(1.01)	(1.09)	(0.86)	(0.63)
Net realized gains	—	—	—	—	(0.35)	(0.11)

Total distributions	(1.02)	(0.90)	(1.01)	(1.09)	(1.21)	(0.74)

Net asset value, end of period	$14.51	$14.68	$15.16	$14.43	$11.53	$17.63

Total return[c]	5.90%	2.71%	12.87%	35.88%	(29.41)%	4.01%
Ratios to average net assets[d]
Expenses	0.47%	0.47% [e]	0.47% [e]	0.47% [e]	0.47% [e]	0.47% [e]
Net investment income	6.23%	6.35%	6.28%	7.23%	7.28%	5.77%

Supplemental data
Net assets, end of period (000’s)	$1,458,268	$1,300,935	$1,449,028	$910,504	$433,370	$455,932
Portfolio turnover rate	11.32%	28.65%	41.65%	42.30%	43.89%	32.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.32	$14.82	$14.12	$11.30	$17.31	$17.36

Income from investment operations[a]:
Net investment income[b]	0.44	0.90	0.86	0.86	1.04	0.97
Net realized and unrealized gains (losses)	0.37	(0.53)	0.82	3.01	(5.87)	(0.30)

Total from investment operations	0.81	0.37	1.68	3.87	(4.83)	0.67

Less distributions from:
Net investment income	(0.98)	(0.87)	(0.98)	(1.05)	(0.83)	(0.61)
Net realized gains	—	—	—	—	(0.35)	(0.11)

Total distributions	(0.98)	(0.87)	(0.98)	(1.05)	(1.18)	(0.72)

Net asset value, end of period	$14.15	$14.32	$14.82	$14.12	$11.30	$17.31

Total return[c]	5.78%	2.38%	12.67%	35.59%	(29.66)%	3.76%
Ratios to average net assets[d]
Expenses	0.72%	0.72% [e]	0.72% [e]	0.72% [e]	0.72% [e]	0.72% [e]
Net investment income	5.98%	6.10%	6.03%	6.98%	7.03%	5.52%

Supplemental data
Net assets, end of period (000’s)	$6,038,574	$5,915,637	$6,309,207	$6,114,898	$4,944,457	$7,429,064
Portfolio turnover rate	11.32%	28.65%	41.65%	42.30%	43.89%	32.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.54	$15.04	$14.33	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.44	0.90	0.85	0.86	0.87
Net realized and unrealized gains (losses)	0.39	(0.54)	0.84	3.06	(5.07)

Total from investment operations	0.83	0.36	1.69	3.92	(4.20)

Less distributions from:
Net investment income	(0.97)	(0.86)	(0.98)	(1.08)	(0.86)
Net realized gains	—	—	—	—	(0.35)

Total distributions	(0.97)	(0.86)	(0.98)	(1.08)	(1.21)

Net asset value, end of period	$14.40	$14.54	$15.04	$14.33	$11.49

Total return[d]	5.80%	2.29%	12.54%	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses	0.82%	0.82% [f]	0.82% [f]	0.82% [f]	0.82% [f]
Net investment income	5.88%	6.00%	5.93%	6.88%	6.93%

Supplemental data
Net assets, end of period (000’s)	$440,415	$431,435	$415,541	$347,733	$135,360
Portfolio turnover rate	11.32%	28.65%	41.65%	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 36.5%
Consumer Discretionary 0.9%
[a]Charter Communications Inc., wts., 11/30/14	United States	311,018	$8,241,977
Comcast Corp., A	United States	900,000	28,773,000
[a,b,c]Dex One Corp.	United States	2,642,381	2,470,626
[a]General Motors Co., wts., 7/10/16	United States	129,731	1,429,636
[a]General Motors Co., wts., 7/10/19	United States	129,731	879,576
[a]Motors Liquidation Co., GUC Trust	United States	35,826	438,868
[a]SuperMedia Inc., Litigation Trust	United States	3,472,135	65,103
Target Corp.	United States	453,900	26,412,441

			68,711,227

Consumer Staples 1.0%
Diageo PLC	United Kingdom	1,150,000	29,575,932
PepsiCo Inc.	United States	672,500	47,518,850

			77,094,782

Energy 5.6%
[a]Alpha Natural Resources Inc.	United States	135,000	1,175,850
BP PLC, ADR	United Kingdom	1,300,000	52,702,000
[a]Callon Petroleum Co.	United States	782,594	3,333,850
Canadian Oil Sands Ltd.	Canada	3,700,000	71,670,350
Chesapeake Energy Corp.	United States	900,000	16,740,000
Chevron Corp.	United States	500,000	52,750,000
ConocoPhillips	United States	750,000	41,910,000
Exxon Mobil Corp.	United States	804,650	68,853,901
Phillips 66	United States	500,000	16,620,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	850,000	57,315,500
Schlumberger Ltd.	United States	251,000	16,292,410
Spectra Energy Corp.	United States	500,000	14,530,000
Total SA, B, ADR	France	512,500	23,036,875
[a]Weatherford International Ltd.	United States	750,000	9,472,500

			446,403,236

Financials 5.5%
Banco Santander SA	Spain	2,205,480	14,573,144
Bank of America Corp.	United States	6,000,000	49,080,000
Barclays PLC	United Kingdom	4,000,000	10,205,810
BlackRock Inc.	United States	240,800	40,892,656
[a]CIT Group Inc.	United States	691,600	24,648,624
Citigroup Inc.	United States	580,000	15,897,800
[a]Fannie Mae	United States	1,928,019	491,645
HSBC Holdings PLC	United Kingdom	5,000,000	43,959,090
JPMorgan Chase & Co.	United States	1,850,000	66,100,500
M&T Bank Corp.	United States	500,000	41,285,000
QBE Insurance Group Ltd.	Australia	1,000,000	13,696,437
Wells Fargo & Co.	United States	2,909,600	97,297,024
Westfield Retail Trust	Australia	6,384,600	18,626,448

			436,754,178

Health Care 6.5%
Johnson & Johnson	United States	1,500,000	101,340,000
Merck & Co. Inc.	United States	4,000,000	167,000,000
Pfizer Inc.	United States	3,518,775	80,931,825
Roche Holding AG	Switzerland	750,000	129,293,994
Sanofi, ADR	France	1,000,000	37,780,000

			516,345,819

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials 1.4%
Caterpillar Inc.	United States	80,000	$6,792,800
General Electric Co.	United States	4,853,782	101,152,817

			107,945,617

Information Technology 0.8%
Intel Corp.	United States	2,500,000	66,625,000

Materials 1.6%
Barrick Gold Corp.	Canada	700,000	26,299,000
BHP Billiton PLC	United Kingdom	1,000,000	28,303,340
The Dow Chemical Co.	United States	500,000	15,750,000
E. I. du Pont de Nemours and Co.	United States	200,000	10,114,000
Freeport-McMoRan Copper & Gold Inc., B	United States	237,286	8,084,334
LyondellBasell Industries NV, A	United States	1,000,000	40,270,000

			128,820,674

Telecommunication Services 2.9%
AT&T Inc.	United States	2,000,000	71,320,000
CenturyLink Inc.	United States	500,000	19,745,000
France Telecom SA	France	528,500	6,939,522
Frontier Communications Corp.	United States	2,000,000	7,660,000
SK Telecom Co. Ltd., ADR	South Korea	505,100	6,111,710
Telstra Corp. Ltd.	Australia	8,000,000	30,218,148
Vivendi SA	France	516,666	9,566,447
Vodafone Group PLC	United Kingdom	27,500,000	77,230,985

			228,791,812

Utilities 10.3%
AGL Resources Inc.	United States	450,000	17,437,500
American Electric Power Co. Inc.	United States	1,523,800	60,799,620
Dominion Resources Inc.	United States	637,600	34,430,400
Duke Energy Corp.	United States	1,000,000	23,060,000
[a,c]Dynegy Inc.	United States	2,200,000	1,287,000
Entergy Corp.	United States	850,000	57,706,500
Exelon Corp.	United States	1,500,000	56,430,000
FirstEnergy Corp.	United States	750,000	36,892,500
NextEra Energy Inc.	United States	750,000	51,607,500
PG&E Corp.	United States	1,750,000	79,222,500
Pinnacle West Capital Corp.	United States	300,000	15,522,000
PPL Corp.	United States	1,250,000	34,762,500
Progress Energy Inc.	United States	1,200,000	72,204,000
Public Service Enterprise Group Inc.	United States	2,100,000	68,250,000
Sempra Energy	United States	1,000,000	68,880,000
The Southern Co.	United States	1,000,000	46,300,000
TECO Energy Inc.	United States	2,250,000	40,635,000
Xcel Energy Inc.	United States	1,970,464	55,980,882

			821,407,902

Total Common Stocks and Other Equity Interests (Cost $2,659,033,646)			2,898,900,247

[d]Equity-Linked Securities 0.9%
Consumer Discretionary 0.2%
[e]JPMorgan Chase & Co. into Target Corp., 6.25%, 144A	United States	300,000	17,151,810

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
[d]Equity-Linked Securities (continued)
Information Technology 0.3%
Credit Suisse New York into Intel Corp., 9.00%	United States	750,000	$18,845,100

Materials 0.4%
[e]Barclays Bank PLC into Nucor Corp., 8.00%, 144A	United States	300,000	11,421,540
[e]UBS AG into Newmont Mining Corp., 8.00%, 144A	United States	400,000	19,746,040

			31,167,580

Total Equity-Linked Securities (Cost $69,141,000)			67,164,490

Convertible Preferred Stocks 3.0%
Consumer Discretionary 0.1%
General Motors Co., 4.75%, cvt. pfd., B	United States	322,400	10,703,680

Energy 0.2%
ATP Oil & Gas Corp., 8.00%, cvt. pfd., B	United States	50,000	874,500
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	140,000	14,688,240

			15,562,740

Financials 2.6%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	90,000	87,750,000
Citigroup Inc., 7.50%, cvt. pfd.	United States	54,200	4,637,352
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	600	2,310,000
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	400,000	10,476,000
MetLife Inc., 5.00%, cvt. pfd.	United States	525,000	32,481,750
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	61,000	68,777,500

			206,432,602

Materials 0.1%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	200,000	8,240,000

Total Convertible Preferred Stocks (Cost $285,434,927)			240,953,022

Preferred Stocks 0.5%
Consumer Discretionary 0.0%†
[a]Motors Liquidation Co., Escrow pfd., C	United States	1,400,000	14,000

Financials 0.5%
[e]Ally Financial Inc., 7.00%, pfd., 144A	United States	36,265	32,310,984
Ally Financial Inc., 8.50%, pfd., A	United States	75,000	1,721,250
[a]Fannie Mae, 6.75%, pfd.	United States	500,000	650,000
[a]Fannie Mae, 7.625%, pfd., R	United States	800,000	1,056,000
[a]Fannie Mae, 8.25%, pfd.	United States	851,500	1,387,945
[a]Freddie Mac, 8.375%, pfd., Z	United States	1,549,200	3,361,764

Total Preferred Stocks (Cost $107,210,325)			40,487,943

		Principal Amount*
Convertible Bonds 0.4%
Financials 0.2%
[e]Forest City Enterprises Inc., cvt., senior note, 144A, 4.25%, 8/15/18	United States	20,000,000	19,850,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Convertible Bonds (continued)
Materials 0.2%
Cemex SAB de CV, cvt., sub. note,
3.25%, 3/15/16	Mexico	9,100,000		$7,769,125
3.75%, 3/15/18	Mexico	7,920,000		6,662,700

				14,431,825

Total Convertible Bonds (Cost $36,184,582)				34,281,825

Corporate Bonds 39.7%
Consumer Discretionary 6.4%
[e]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,777,000
Cablevision Systems Corp., senior note,
7.75%, 4/15/18	United States	20,000,000		21,400,000
8.00%, 4/15/20	United States	27,500,000		29,837,500
[e]Caesars Operating Escrow LLC/Corp., senior secured note, 144A, 8.50%, 2/15/20	United States	8,900,000		8,989,000
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 6.50%, 4/30/21	United States	15,000,000		16,050,000
[e]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	10,000,000		10,825,000
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	25,000,000		25,812,500
8.25%, 6/15/21	United States	12,800,000		13,216,000
CityCenter Holdings/Finance, senior secured note,
7.625%, 1/15/16	United States	4,100,000		4,315,250
[f]PIK, 11.50%, 1/15/17	United States	7,144,187		7,535,631
Clear Channel Communications Inc., senior note,
10.75%, 8/01/16	United States	12,000,000		7,620,000
9.00%, 3/01/21	United States	69,100,000		60,462,500
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	17,000,000		18,615,000
[e]senior sub. note, 144A, 7.625%, 3/15/20	United States	8,750,000		8,596,875
[e]senior sub. note, 144A, 7.625%, 3/15/20	United States	1,250,000		1,203,125
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	15,000,000		15,975,000
[e]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	23,000,000		24,610,000
Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000		9,475,000
[b,c,f]Dex One Corp., senior sub. note, PIK, 14.00%, 1/29/17	United States	13,930,135		3,354,181
The Goodyear Tire & Rubber Co., senior note,
8.25%, 8/15/20	United States	9,700,000		10,318,375
7.00%, 5/15/22	United States	5,000,000		5,018,750
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	10,000,000		10,962,500
[e]HD Supply Inc., 144A, 8.125%, 4/15/19	United States	5,000,000		5,412,500
[e]Jaguar Land Rover PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000		2,166,979
KB Home, senior note,
5.75%, 2/01/14	United States	6,500,000		6,483,750
6.25%, 6/15/15	United States	15,000,000		14,925,000
7.25%, 6/15/18	United States	10,600,000		10,600,000
[e]Landry’s Inc., senior note, 144A, 9.375, 9.375%, 5/01/20	United States	7,500,000		7,659,375
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	5,000,000		5,175,000
10.00%, 11/01/16	United States	20,000,000		22,250,000
[e]144A, 8.625%, 2/01/19	United States	3,700,000		3,977,500
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	11,700,000		12,636,000
[e]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%,
12/01/17	Germany	6,300,000		6,792,534
12/01/17	Germany	5,500,000	EUR	7,467,894
[e]Univision Communications Inc., senior secured note, 144A, 6.875%, 5/15/19	United States	15,000,000		15,525,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
[e]UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	3,000,000	EUR	$4,145,099
[e]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	12,500,000		12,750,000
[e]UPCB Finance V Ltd., senior secured note, 144A, 7.25%, 11/15/21	Netherlands	6,000,000		6,300,000
[e]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	7,100,000		7,193,188
Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	2,100,000	GBP	3,541,693
Visant Corp., senior note, 10.00%, 10/01/17	United States	32,800,000		32,718,000

				507,688,699

Consumer Staples 0.9%
[e]Boparan Finance PLC, senior note, 144A,
9.75%, 4/30/18	United Kingdom	7,000,000	EUR	9,357,530
9.875%, 4/30/18	United Kingdom	7,500,000	GBP	12,250,027
JBS USA LLC/Finance Inc., senior note, 11.625%, 5/01/14	United States	10,000,000		11,400,000
[e]144A, 8.25%, 2/01/20	United States	10,000,000		9,750,000
[e]144A, 7.25%, 6/01/21	United States	12,500,000		11,687,500
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	17,500,000		17,806,250

				72,251,307

Energy 7.2%
Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000		2,125,000
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	14,600,000		16,206,000
7.25%, 8/01/19	United States	3,900,000		4,056,000
Arch Coal Inc., senior note, 7.00%, 6/15/19	United States	5,500,000		4,675,000
7.25%, 6/15/21	United States	12,500,000		10,531,250
ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	15,000,000		7,050,000
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	5,000,000		4,787,500
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	7,765,750		7,959,894
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Luxembourg	25,000,000		24,562,500
Chesapeake Energy Corp., senior note, 6.50%, 8/15/17	United States	34,000,000		34,000,000
6.875%, 8/15/18	United States	16,200,000		16,200,000
7.25%, 12/15/18	United States	33,000,000		33,825,000
[g]6.775%, 3/15/19	United States	17,500,000		17,084,375
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	12,500,000		12,562,500
[e]Connacher Oil and Gas Ltd., secured note, 144A, 8.50%, 8/01/19	Canada	7,000,000		5,985,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	1,800,000		1,899,000
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000		24,869,174
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000		16,125,000
[e]Everest Acquisition LLC/Finance Inc., senior note, 144A, 9.375%, 5/01/20	United States	10,000,000		10,375,000
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000		9,135,000
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,840,000		16,208,500
[e,h]Halcon Resources Corp., senior note, 144A, 9.75%, 7/15/20	United States	10,000,000		9,864,600
Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000		21,650,000
[e]Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	5,000,000		4,875,000
[e]Offshore Group Investment Ltd., senior secured note, first lien, 144A, 11.50%, 8/01/15	United States	15,000,000		16,350,000
[e]OGX Petroleo e Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	15,000,000		13,395,000
[e]Peabody Energy Corp., senior note, 144A, 6.25%, 11/15/21	United States	10,000,000		9,950,000
[e]PetroBakken Energy Ltd., senior note, 144A, 8.625%, 2/01/20	Canada	5,000,000		4,990,500
[c,e,i]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	17,515,000		2,189,375
7.00%, 5/01/17	Switzerland	30,000,000		3,750,000
9.375%, 9/15/19	Switzerland	5,000,000		625,000
Plains Exploration & Production Co., senior note, 6.125%, 6/15/19	United States	10,300,000		10,403,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	$17,500,000
Sabine Pass LNG LP, senior secured note, 7.50%, 11/30/16	United States	25,000,000	26,375,000
[e]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	26,300,000	26,201,375
SandRidge Energy Inc., senior note,
9.875%, 5/15/16	United States	17,500,000	19,250,000
8.75%, 1/15/20	United States	25,000,000	26,187,500
7.50%, 3/15/21	United States	13,300,000	13,200,250
[e]144A, 8.00%, 6/01/18	United States	21,800,000	22,181,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	42,018,750

			571,178,543

Financials 4.8%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	5,000,000	5,287,715
8.00%, 3/15/20	United States	10,000,000	11,550,000
[j]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,252,800
[e]CIT Group Inc., second lien, 144A, 7.00%, 5/02/17	United States	47,988,861	48,138,826
secured bond, 144A, 7.00%, 5/02/16	United States	80,000,000	80,300,000
CNL Income Properties Inc., senior note, 7.25%, 4/15/19	United States	15,000,000	13,875,000
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	8,000,000	8,200,000
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	15,000,000	16,912,500
8.875%, 9/01/17	United States	20,000,000	22,650,000
[j]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	85,000,000	93,508,160
[e]Kinetic Concepts Inc./USA, senior note, 144A, 12.50%, 11/01/19	United States	5,000,000	4,575,000
[e,k]Liberty Mutual Group Inc., junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	25,000,000	34,250,000
[e,j]M&T Bank Corp., 144A, 6.875% to 6/15/16, FRN thereafter, Perpetual	United States	12,000,000	11,850,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	14,722,665
[e]Nationstar Mort/Cap Corp., senior note, 144A, 9.625%, 5/01/19	United States	10,000,000	10,625,000

			381,697,666

Health Care 2.8%
CHS/Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	11,267,000	11,576,842
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	4,900,000	5,292,000
HCA Holdings Inc., senior note, 7.75%, 5/15/21	United States	10,000,000	10,775,000
HCA Inc., senior note, 8.00%, 10/01/18	United States	12,000,000	13,500,000
senior note, 7.50%, 2/15/22	United States	34,500,000	37,691,250
senior secured note, 8.50%, 4/15/19	United States	10,000,000	11,250,000
senior secured note, 6.50%, 2/15/20	United States	20,000,000	21,725,000
[e]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	4,300,000	4,595,625
Tenet Healthcare Corp., senior note, 8.00%, 8/01/20	United States	24,600,000	25,584,000
[e]senior note, 144A, 8.00%, 8/01/20	United States	6,779,377	7,033,604
[k]senior note, FRN, 9.25%, 2/01/15	United States	13,500,000	15,086,250
senior secured note, 10.00%, 5/01/18	United States	21,250,000	24,437,500
[e]senior secured note, 144A, 6.25%, 11/01/18	United States	6,381,654	6,636,920
Vanguard Health Holding Co. II LLC/Inc., senior note,
8.00%, 2/01/18	United States	23,100,000	23,735,250
7.75%, 2/01/19	United States	4,000,000	4,060,000

			222,979,241

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Industrials 2.3%
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	$11,610,000
[e,i]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	15,000,000	14,250,000
[e]Ceva Group PLC, senior note, 144A, 12.75%, 3/31/20	United Kingdom	15,000,000	13,687,500
senior secured note, 144A, 8.375%, 12/01/17	United Kingdom	7,500,000	7,298,437
senior secured note, 144A, 11.50%, 4/01/18	United Kingdom	30,300,000	28,103,250
[e]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	2,168,000	2,300,790
Hertz Corp., senior note, 6.75%, 4/15/19	United States	7,500,000	7,837,500
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	10,000,000	11,000,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	18,900,000	20,601,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000	46,912,500
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000	9,306,000
[e]UR Financing Escrow Corp., senior note, 144A, 7.625%, 4/15/22	United States	8,000,000	8,400,000

			181,306,977

Information Technology 6.8%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	28,725,000	30,735,750
senior sub. note, 12.535%, 10/12/17	United States	5,000,000	5,450,000
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	4,500,000	4,342,500
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	4,000,000	4,250,000
First Data Corp., senior bond, 12.625%, 1/15/21	United States	80,000,000	80,500,000
senior note, 9.875%, 9/24/15	United States	7,500,000	7,631,250
senior note, 9.875%, 9/24/15	United States	4,645,000	4,703,062
[f]senior note, PIK, 10.55%, 9/24/15	United States	13,500,000	13,871,250
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000	45,225,000
[e,f]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000	33,602,850
senior sub. note, 11.25%, 3/31/16	United States	90,000,000	85,275,000
Freescale Semiconductor Inc., senior note, 8.05%, 2/01/20	United States	35,000,000	34,737,500
senior note, 10.75%, 8/01/20	United States	64,846,000	70,033,680
[e]senior secured note, 144A, 10.125%, 3/15/18	United States	4,438,000	4,870,705
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	51,700,000	55,577,500
[e]Lawson Software Inc., senior note, 144A, 9.375%, 4/01/19	United States	4,100,000	4,397,250
[e]Sanmina-SCI Corp., senior note, 144A, 7.00%, 5/15/19	United States	15,000,000	14,625,000
[e]Sophia LP/Finance Inc., senior note, 144A, 9.75%, 1/15/19	United States	5,000,000	5,387,500
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000	7,575,000
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	United States	10,000,000	10,700,000
[e]ViaSat Inc., senior note, 144A, 6.875%, 6/15/20	United States	12,500,000	12,687,500

			536,178,297

Materials 2.7%
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	5,000,000	5,462,500
[e]Cemex Finance LLC, senior secured note, 144A, 9.50%, 12/14/16	United States	3,000,000	2,940,000
[e]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	26,000,000	23,335,000
[e]Dynacast International LLC/Finance Inc., secured note, 144A, 9.25%, 7/15/19	United States	10,000,000	10,425,000
[e]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	10,000,000	10,143,750
6.875%, 2/01/18	Australia	11,900,000	12,063,625
8.25%, 11/01/19	Australia	15,000,000	15,975,000
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	1,750,000	1,754,375
[e]Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	United Kingdom	5,100,000	5,268,938

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
[e]Ineos Group Holdings Ltd., senior note, 144A, 7.875%, 2/15/16	United Kingdom	30,000,000	EUR	$33,127,079
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	5,000,000		4,612,500
[e]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	4,500,000		4,477,500
[e]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	9,400,000	EUR	10,546,906
[e]Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	8,910,000	EUR	11,579,551
senior secured note, 144A, 9.625%, 6/15/18	Germany	11,100,000		11,488,500
[e]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 9.00%, 4/15/19	United States	5,000,000		5,012,500
senior note, 144A, 9.875%, 8/15/19	United States	16,800,000		17,451,000
senior note, 144A, 8.25%, 2/15/21	United States	5,200,000		4,940,000
senior secured note, 144A, 7.875%, 8/15/19	United States	10,000,000		10,875,000
senior secured note, 144A, 6.875%, 2/15/21	United States	10,000,000		10,475,000
Vulcan Materials Co., senior note, 6.50%, 12/01/16	United States	6,200,000		6,556,500

				218,510,224

Telecommunication Services 2.0%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	45,000,000		43,200,000
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	1,200,000		1,296,000
8.50%, 4/15/20	United States	12,900,000		13,738,500
9.25%, 7/01/21	United States	7,400,000		7,992,000
Intelsat Jackson Holdings SA, senior note, 7.50%, 4/01/21	Luxembourg	1,700,000		1,806,250
Sprint Nextel Corp.,
6.00%, 12/01/16	United States	10,000,000		9,625,000
[e]144A, 11.50%, 11/15/21	United States	30,000,000		33,525,000
senior note, 8.375%, 8/15/17	United States	12,700,000		13,081,000
[e]senior note, 144A, 9.125%, 3/01/17	United States	13,300,000		13,998,250
[e]senior note, 144A, 9.00%, 11/15/18	United States	20,000,000		22,400,000

				160,662,000

Utilities 3.8%
[e]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	5,700,000		6,312,750
7.50%, 2/15/21	United States	15,000,000		16,275,000
7.875%, 1/15/23	United States	11,200,000		12,264,000
[c,i,l]Dynegy Holdings Inc., senior note,
7.50%, 6/01/15	United States	20,000,000		13,500,000
7.50%, 6/01/15	United States	15,000,000		9,525,000
8.375%, 5/01/16	United States	64,699,000		43,995,320
7.75%, 6/01/19	United States	50,000,000		33,750,000
GenOn Energy Inc., senior note,
7.625%, 6/15/14	United States	14,500,000		14,862,500
7.875%, 6/15/17	United States	25,000,000		23,375,000
[e]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000		7,448,438
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	15,000,000		14,700,000
[f]Texas Competitive Electric Holdings Co. LLC, senior note, PIK, 11.25%, 11/01/16	United States	15,319,477		2,839,205
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior note, A, 10.25%, 11/01/15	United States	152,939,000		40,146,487
senior note, B, 10.25%, 11/01/15	United States	64,193,000		15,727,285
[e]senior secured note, 144A, 11.50%, 10/01/20	United States	20,000,000		13,750,000
senior secured note, B, 15.00%, 4/01/21	United States	93,125,000		32,128,125

				300,599,110

Total Corporate Bonds (Cost $3,268,111,308)				3,153,052,064

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
[k,m]Senior Floating Rate Interests 7.2%
Consumer Discretionary 2.3%
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	44,253,000	$44,637,470
Clear Channel Communications Inc., Tranche B Term Loan, 3.895%, 1/29/16	United States	71,118,109	56,750,046
ClubCorp Club Operations Inc., Term B Loan, 6.00%, 11/30/16	United States	9,850,000	9,899,250
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	40,000,000	40,100,000
[b]Dex Media West LLC, Term Loan B, 7.25%, 10/24/14	United States	3,837,056	2,385,371
HD Supply Inc., Term Loan Facility, 7.25%, 10/12/17	United States	7,000,000	7,035,000
Landry’s Inc., B Term Loan, 6.50%, 4/24/18	United States	14,962,500	15,018,610
SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	2,416,166	1,379,802

			177,205,549

Energy 0.2%
Chesapeake Energy Corp., Unsecured Term Loan, 8.50%, 12/02/17	United States	15,000,000	14,909,400

Financials 0.6%
iStar Financial Inc., Tranche A2 Term Loan, 7.00%, 6/30/14	United States	50,000,000	50,050,000

Industrials 0.5%
Altegrity Inc.,
Term Loan B, 2.994%, 2/21/15	United States	12,476,821	11,821,788
Tranche D Term Loan, 7.75%, 2/21/15	United States	12,585,755	12,522,826
Ceva Group PLC,
Dollar Tranche B L/C, 5.461%, 8/31/16	United Kingdom	2,105,263	1,987,720
EGL Tranche B Term Loans, 5.466%, 8/31/16	United Kingdom	12,291,882	11,677,288

			38,009,622

Information Technology 1.4%
First Data Corp.,
2017 Term Loan, 5.245%, 3/24/17	United States	57,510,381	54,868,527
2018 Term Loan, 4.245%, 3/24/18	United States	22,436,455	20,667,834
Freescale Semiconductor Inc., Tranche B-1 Term Loan, 4.489%, 12/01/16	United States	2,581,931	2,447,670
Lawson Software Inc., Tranche B Term Loan, 6.25%, 4/05/18	United States	15,000,000	15,094,650
Sophia LP (Datatel), Initial Term Loan, 6.25%, 7/19/18	United States	7,481,250	7,539,701
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	8,400,000	8,142,750

			108,761,132

Materials 0.1%
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	9,975,000	9,780,487

Utilities 2.1%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	10,421,250	10,681,781
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	19,402,500	20,033,082
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan, 3.741%, 10/10/14	United States	15,000,000	9,448,290
2017 Term Loan, 4.741%, 10/10/17	United States	214,606,875	128,743,523

			168,906,676

Total Senior Floating Rate Interests (Cost $629,532,232)			567,622,866

Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $32,561,606) 0.5%
Financials 0.5%
[e,k]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.992%, 11/15/15	United States	37,427,134	35,482,813

Total Investments before Short Term Investments (Cost $7,087,209,626)			7,037,945,270

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Short Term Investments 10.0%
U.S. Government and Agency Securities (Cost $194,392,039) 2.4%
[n]FHLB, 7/20/12	United States	194,400,000	$194,398,056

Total Investments before Money Market Funds and Repurchase Agreements (Cost $7,281,601,665)			7,232,343,326

Repurchase Agreements (Cost $596,531,702) 7.5%
[o]Joint Repurchase Agreement, 0.129%, 7/02/12 (Maturity Value $596,538,111)	United States	596,531,702	596,531,702

BNP Paribas Securities Corp. (Maturity Value $116,533,720)

Credit Suisse Securities (USA) LLC (Maturity Value $135,957,001)

Deutsche Bank Securities Inc. (Maturity Value $91,556,669)

HSBC Securities (USA) Inc. (Maturity Value $77,687,158)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $77,687,158)

Morgan Stanley & Co. LLC (Maturity Value $38,846,562)

UBS Securities LLC (Maturity Value $58,269,843)

Collateralized by U.S. Government Agency Securities, 0.00% - 5.25%, 8/01/12 - 6/28/17; [n]U.S. Treasury Bills, 7/26/12; and U.S. Treasury Notes, 1.125% - 3.00%, 12/15/12 - 2/15/22 (valued at $608,686,621)

		Shares
[p]Investments from Cash Collateral Received for Loaned Securities (Cost $6,426,000) 0.1%
Money Market Funds 0.1%
[q]BNY Mellon Overnight Government Fund, 0.182%	United States	6,426,000	6,426,000

Total Investments (Cost $7,884,559,367) 98.7%			7,835,301,028
Other Assets, less Liabilities 1.3%			101,955,942

Net Assets 100.0%			$7,937,256,970

See Abbreviations on page FI-34.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding holdings of 5% voting securities.

cAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 1(e) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $1,270,328,707, representing 16.00% of net assets.

fIncome may be received in additional securities and/or cash.

gA portion or all of the security is on loan at June 30, 2012. See Note 1(f).

hSecurity purchased on a when-issued basis. See Note 1(d).

iSee Note 7 regarding defaulted securities.

jPerpetual security with no stated maturity date.

kThe coupon rate shown represents the rate at period end.

lSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2012, the aggregate value of these securities was $100,770,320, representing 1.27% of net assets.

mSee Note 1(g) regarding senior floating rate interests.

nThe security is traded on a discount basis with no stated coupon rate.

oSee Note 1(c) regarding joint repurchase agreement.

pSee Note 1(f) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,163,163,902
Cost - Non-controlled affiliated issuers (Note 8)	124,863,763
Cost - Repurchase agreements	596,531,702

Total cost of investments	$7,884,559,367

Value - Unaffiliated issuers	$7,230,559,148
Value - Non-controlled affiliated issuers (Note 8)	8,210,178
Value - Repurchase agreements	596,531,702

Total value of investments (Includes securities loaned in the amount of $6,150,375)	7,835,301,028
Cash	1,229,845
Receivables:
Investment securities sold	38,745,733
Capital shares sold	2,807,079
Dividends and interest	87,694,627
Other assets	22,753

Total assets	7,965,801,065

Liabilities:
Payables:
Investment securities purchased	9,878,676
Capital shares redeemed	5,551,969
Affiliates	5,594,180
Payable upon return of securities loaned	6,426,000
Accrued expenses and other liabilities	1,093,270

Total liabilities	28,544,095

Net assets, at value	$7,937,256,970

Net assets consist of:
Paid-in capital	$8,721,946,702
Undistributed net investment income	220,043,025
Net unrealized appreciation (depreciation)	(49,381,590)
Accumulated net realized gain (loss)	(955,351,167)

Net assets, at value	$7,937,256,970

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Franklin Income Securities Fund
Class 1:
Net assets, at value	$1,458,268,056

Shares outstanding	100,489,410

Net asset value and maximum offering price per share	$14.51

Class 2:
Net assets, at value	$6,038,574,358

Shares outstanding	426,685,160

Net asset value and maximum offering price per share	$14.15

Class 4:
Net assets, at value	$440,414,556

Shares outstanding	30,590,495

Net asset value and maximum offering price per share	$14.40

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Income Securities Fund
Investment income:
Dividends	$68,215,311
Interest:
Unaffiliated issuers	196,207,854
Non-controlled affiliated issuers (Note 8)	1,141,651
Income from securities loaned	461,297

Total investment income	266,026,113

Expenses:
Management fees (Note 3a)	17,976,669
Distribution fees: (Note 3c)
Class 2	7,518,287
Class 4	766,549
Unaffiliated transfer agent fees	2,229
Custodian fees (Note 4)	109,655
Reports to shareholders	349,360
Professional fees	89,697
Trustees’ fees and expenses	15,890
Other	81,764

Total expenses	26,910,100

Net investment income	239,116,013

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	49,255,756
Non-controlled affiliated issuers (Note 8)	(14,465,746)
Foreign currency transactions	252,953

Net realized gain (loss)	35,042,963

Net change in unrealized appreciation (depreciation) on:
Investments	167,156,406
Translation of other assets and liabilities denominated in foreign currencies	70,473

Net change in unrealized appreciation (depreciation)	167,226,879

Net realized and unrealized gain (loss)	202,269,842

Net increase (decrease) in net assets resulting from operations	$441,385,855

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$239,116,013	$498,525,907
Net realized gain (loss) from investments, written options and foreign currency transactions	35,042,963	224,314,451
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	167,226,879	(562,321,188)

Net increase (decrease) in net assets resulting from operations	441,385,855	160,519,170

Distributions to shareholders from:
Net investment income:
Class 1	(90,282,701)	(96,601,395)
Class 2	(392,684,736)	(356,087,463)
Class 4	(28,048,130)	(24,430,578)

Total distributions to shareholders	(511,015,567)	(477,119,436)

Capital share transactions: (Note 2)
Class 1	169,283,441	(55,103,339)
Class 2	177,049,271	(185,660,731)
Class 4	12,547,008	31,595,919

Total capital share transactions	358,879,720	(209,168,151)

Net increase (decrease) in net assets	289,250,008	(525,768,417)
Net assets:
Beginning of period	7,648,006,962	8,173,775,379

End of period	$7,937,256,970	$7,648,006,962

Undistributed net investment income included in net assets:
End of period	$220,043,025	$491,942,579

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 29, 2012.

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Purchased on a When-Issued Basis (continued)

purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	27,538,904	$411,875,595	46,373,672	$684,944,435
Shares issued in reinvestment of distributions	6,331,185	90,282,701	6,487,669	96,601,395
Shares redeemed	(22,023,892)	(332,874,855)	(59,777,035)	(836,649,169)

Net increase (decrease)	11,846,197	$169,283,441	(6,915,694)	$(55,103,339)

Class 2 Shares:
Shares sold	20,484,213	$302,385,786	36,881,385	$540,163,327
Shares issued in reinvestment of distributions	28,230,391	392,684,736	24,473,365	356,087,463
Shares redeemed	(35,207,233)	(518,021,251)	(74,034,875)	(1,081,911,521)

Net increase (decrease)	13,507,371	$177,049,271	(12,680,125)	$(185,660,731)

Class 4 Shares:
Shares sold	1,645,372	$24,664,850	4,165,273	$62,663,608
Shares issued on reinvestment of distributions	1,982,200	28,048,130	1,652,948	24,430,578
Shares redeemed	(2,703,715)	(40,165,972)	(3,777,871)	(55,498,267)

Net increase (decrease)	923,857	$12,547,008	2,040,350	$31,595,919

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2012, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 14.79% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$310,696,517
2017	521,405,875
2018	157,561,044

$989,663,436

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$7,899,734,495

Unrealized appreciation	$806,993,761
Unrealized depreciation	(871,427,228)

Net unrealized appreciation (depreciation)	$(64,433,467)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $839,295,505 and $1,405,524,417, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2012, the Fund had 45.87% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2012, the aggregate value of these securities was $121,584,695, representing 1.53% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2012, were as shown below.

Name of Issuer	Number of Shares/Principal Amount Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares/Principal Amount Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
[a]Dex Media West LLC, Term Loan B, 7.25%, 10/24/14	4,265,968	—	428,912	3,837,056	$2,385,371	$122,839	$96,150
Dex One Corp.	2,642,381	—	—	2,642,381	2,470,626	—	—
Dex One Corp., senior sub. note, PIK, 14.00%, 1/29/17	32,511,674	1,137,910	19,719,449	13,930,135	3,354,181	1,018,812	(14,561,896)

Total Affiliated Securities (0.10% of Net Assets)					$8,210,178	$1,141,651	$(14,465,746)

aCompany is a wholly owned subsidiary of Dex One Corp.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$70,668,959	$8,759,948	$—	$79,428,907
Energy	447,277,736	14,688,240	—	461,965,976
Financials	580,276,239	103,398,484	—	683,674,723
All Other Equity Investments[b]	1,955,271,606	—	—	1,955,271,606
Equity-Linked Securities	—	67,164,490	—	67,164,490
Convertible Bonds	—	34,281,825	—	34,281,825
Corporate Bonds	—	3,153,052,064	—	3,153,052,064
Senior Floating Rate Interests	—	567,622,866	—	567,622,866
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	35,482,813	—	35,482,813
Short Term Investments	—	797,355,758	—	797,355,758

Total Investments in Securities	$3,053,494,540	$4,781,806,488	$—	$7,835,301,028

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Income Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Currency	Selected Portfolio

EUR - Euro	ADR - American Depositary Receipt
GBP - British Pound	FHLB - Federal Home Loan Bank
FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This semiannual report for Franklin Rising Dividends Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Rising Dividends Securities Fund – Class 4 delivered a +4.39% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Rising Dividends Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which rose 9.49% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012. In the first quarter, personal income and spending rose, while federal, state and local government spending declined. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Jobless claims touched a four-year low in February amid robust job creation; however, hiring slowed during the remainder of the period and jobless claims at period-end reached January’s level. Industrial production and manufacturing activity continued to increase, but the manufacturing sector shrank unexpectedly in June. Although gasoline prices hit a peak in early April, they plunged to a five-month low near period-end due to lower crude oil prices. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

During late March and early April 2012, improved economic reports helped U.S. stock markets reach multi-year highs. The Dow Jones Industrial Average exceeded 13,000 and the S&P 500 topped 1,400 for the first time since 2008, while the NASDAQ Composite Index hit an

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated, or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. Smaller companies often have relatively small revenues, limited product lines and a small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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11-year high.3 Global markets grew volatile, however, amid renewed concerns about eurozone debt and slowing global economic growth. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated by secured bailout financing and bondholder concessions in February, as well as elections in May and June that resulted in the formation of a new coalition government. Risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period.

At the end of the reporting period, significant challenges to the U.S. economy remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Signs of China’s economic growth slowdown further contributed to pessimism. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s latest plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six months under review, three holdings that helped absolute Fund performance were West Pharmaceutical Services, Wal-Mart Stores and Abbott Laboratories. The stock price of West Pharmaceutical Services, a manufacturer of delivery system components for injection drugs and other health care products, increased after a favorable first-quarter earnings report showed higher sales and earnings per share compared with last year’s first-quarter results. West Pharmaceutical

FRD-3

3. Please see Index Descriptions following the Fund Summaries.

Services has raised its dividend for the past 19 years. General merchandise discount retailer Wal-Mart’s shares appreciated after better-than-expected domestic comparable store sales in the first quarter of 2012. Wal-Mart has had 38 consecutive years of dividend increases. Investors placed a higher valuation on diversified health care products manufacturer Abbott Laboratories prior to its expected split into two separate companies in late 2012. Abbott has increased its dividend for the 40th year in a row.

Detractors from performance included Procter & Gamble, Hillenbrand and Dover. Shares of household products manufacturer and marketer Procter & Gamble declined after it provided the lowest quarterly earnings guidance in over 10 years based on falling demand in Europe and China as well as unfavorable foreign exchange rates. The stock price of casket and memorialization products manufacturer Hillenbrand decreased after lower earnings estimates based on generally improved life expectancy and a growing preference for cremation. Dover, a manufacturer of equipment and industrial products, suffered largely from concern that its sales growth would slow as the economic cycle matured.

During the period, we initiated new positions in publisher John Wiley & Sons (19 years of consecutive dividend increases) and oil and gas exploration and production company Occidental Petroleum (10 years). We made significant additions to holdings of large integrated energy company Chevron (25 years), integrated energy company Exxon Mobil (30 years), health care products manufacturer Johnson & Johnson (50 years), therapeutic and diagnostics products manufacturer Medtronic (35 years) and water and electronic end markets manufacturer Pentair (36 years) and made smaller additions to 10 other positions. We liquidated our positions in Hudson City Bancorp, People’s Bancorp, Trustco Bank and U.S. Bancorp during the period. We also reduced our positions in Abbott Laboratories, Old Republic International, State Street and Wal-Mart Stores and made smaller reductions in other holdings.

Our 10 largest positions on June 30, 2012, represented 44.2% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 31 years in a row and by 300% in the past 10 years. Their most recent year-over-year dividend increases averaged 12.4% with a yield of 2.3% on June 30, 2012, and a dividend payout

Top 10 Holdings

Franklin Rising Dividends Securities Fund 6/30/12

Company Sector/Industry	% of Total Net Assets
International Business Machines Corp.	4.9%
Software & Services
Praxair Inc.	4.9%
Materials
Abbott Laboratories	4.8%
Pharmaceuticals, Biotechnology & Life Sciences
Roper Industries Inc.	4.7%
Electrical Equipment
Wal-Mart Stores Inc.	4.7%
Food & Staples Retailing
United Technologies Corp.	4.3%
Aerospace & Defense
The Procter & Gamble Co.	4.3%
Household & Personal Products
Becton, Dickinson and Co.	4.3%
Health Care Equipment & Services
Chevron Corp.	3.8%
Energy
Family Dollar Stores Inc.	3.5%
Retailing

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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ratio of 32.3%, based on estimates of calendar year 2012 operating earnings. The average price/earnings ratio was 14.7 times calendar year 2012 estimates versus 13.1 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 4

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,043.90	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,019.99	$4.92

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.01	$19.15	$16.13	$13.96		$19.61	$20.88

Income from investment operations[a]:
Net investment income[b]	0.18	0.36	0.32	0.14	[c]	0.35	0.36
Net realized and unrealized gains (losses)	0.74	0.83	3.01	2.28		(5.51)	(0.80)

Total from investment operations	0.92	1.19	3.33	2.42		(5.16)	(0.44)

Less distributions from:
Net investment income	(0.39)	(0.33)	(0.31)	(0.25)		(0.36)	(0.53)
Net realized gains	—	—	—	—		(0.13)	(0.30)

Total distributions	(0.39)	(0.33)	(0.31)	(0.25)		(0.49)	(0.83)

Net asset value, end of period	$20.54	$20.01	$19.15	$16.13		$13.96	$19.61

Total return[d]	4.59%	6.29%	20.94%	17.67%		(26.94)%	(2.41)%
Ratios to average net assets[e]
Expenses	0.63%	0.63%	0.64%	0.65%	[f]	0.61% [f]	0.59% [f]
Net investment income	1.74%	1.87%	1.88%	0.99%	[c]	2.05%	1.72%

Supplemental data
Net assets, end of period (000’s)	$138,525	$140,297	$148,544	$139,816		$142,862	$235,946
Portfolio turnover rate	5.74%	12.76%	8.97%	16.99%		5.39%	3.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.65	$18.82	$15.86	$13.72		$19.27	$20.55

Income from investment operations[a]:
Net investment income[b]	0.15	0.31	0.28	0.10	[c]	0.31	0.30
Net realized and unrealized gains (losses)	0.73	0.81	2.95	2.24		(5.42)	(0.79)

Total from investment operations	0.88	1.12	3.23	2.34		(5.11)	(0.49)

Less distributions from:
Net investment income	(0.34)	(0.29)	(0.27)	(0.20)		(0.31)	(0.49)
Net realized gains	—	—	—	—		(0.13)	(0.30)

Total distributions	(0.34)	(0.29)	(0.27)	(0.20)		(0.44)	(0.79)

Net asset value, end of period	$20.19	$19.65	$18.82	$15.86		$13.72	$19.27

Total return[d]	4.46%	6.00%	20.64%	17.34%		(27.10)%	(2.69)%
Ratios to average net assets[e]
Expenses	0.88%	0.88%	0.89%	0.90%	[f]	0.86% [f]	0.84% [f]
Net investment income	1.49%	1.62%	1.63%	0.74%	[c]	1.80%	1.47%

Supplemental data
Net assets, end of period (000’s)	$1,522,994	$1,523,396	$1,572,732	$1,371,351		$1,286,878	$2,079,366
Portfolio turnover rate	5.74%	12.76%	8.97%	16.99%		5.39%	3.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.83	$19.04	$16.09	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.14	0.31	0.32	0.13	[d]	0.26
Net realized and unrealized gains (losses)	0.73	0.80	2.94	2.24		(4.36)

Total from investment operations	0.87	1.11	3.26	2.37		(4.10)

Less distributions from:
Net investment income	(0.36)	(0.32)	(0.31)	(0.20)		(0.36)
Net realized gains	—	—	—	—		(0.13)

Total distributions	(0.36)	(0.32)	(0.31)	(0.20)		(0.49)

Net asset value, end of period	$20.34	$19.83	$19.04	$16.09		$13.92

Total return[e]	4.39%	5.89%	20.62%	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses	0.98%	0.98%	0.99%	1.00%	[g]	0.96% [g]
Net investment income	1.39%	1.52%	1.53%	0.64%	[d]	1.70%

Supplemental data
Net assets, end of period (000’s)	$5,053	$3,020	$1,007	$15		$4
Portfolio turnover rate	5.74%	12.76%	8.97%	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%. See Note 1(c).

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 97.9%
Aerospace & Defense 4.5%
General Dynamics Corp.	38,000	$2,506,480
United Technologies Corp.	951,400	71,859,242

		74,365,722

Automobiles & Components 0.9%
Johnson Controls Inc.	529,500	14,672,445

Commercial & Professional Services 1.7%
ABM Industries Inc.	951,288	18,607,193
Cintas Corp.	267,700	10,335,897

		28,943,090

Consumer Durables & Apparel 2.6%
[a]Kid Brands Inc.	265,947	531,894
Leggett & Platt Inc.	711,800	15,040,334
NIKE Inc., B	277,000	24,315,060
Superior Uniform Group Inc.	237,100	2,904,475

		42,791,763

Consumer Services 2.6%
Hillenbrand Inc.	1,191,300	21,896,094
Matthews International Corp., A	39,000	1,267,110
McDonald’s Corp.	234,345	20,746,563

		43,909,767

Diversified Financials 0.4%
State Street Corp.	128,500	5,736,240

Electrical Equipment 6.2%
Brady Corp., A	889,579	24,472,318
Roper Industries Inc.	799,250	78,790,065

		103,262,383

Energy 5.9%
Chevron Corp.	601,000	63,405,500
Exxon Mobil Corp.	330,500	28,280,885
Occidental Petroleum Corp.	69,790	5,985,888

		97,672,273

Food & Staples Retailing 4.7%
Wal-Mart Stores Inc.	1,125,100	78,441,972

Food, Beverage & Tobacco 5.4%
Archer-Daniels-Midland Co.	516,000	15,232,320
McCormick & Co. Inc.	792,000	48,034,800
PepsiCo Inc.	363,900	25,713,174

		88,980,294

Health Care Equipment & Services 13.9%
Becton, Dickinson and Co.	949,143	70,948,439
Hill-Rom Holdings Inc.	375,103	11,571,928
Medtronic Inc.	730,000	28,272,900
Stryker Corp.	630,400	34,735,040
Teleflex Inc.	506,753	30,866,325
West Pharmaceutical Services Inc.	1,087,600	54,912,924

		231,307,556

FRD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Household & Personal Products 4.9%
Colgate-Palmolive Co.	95,500	$9,941,550
The Procter & Gamble Co.	1,171,600	71,760,500

		81,702,050

Industrial Conglomerates 0.3%
Carlisle Cos. Inc.	96,261	5,103,758

Insurance 6.7%
Aflac Inc.	309,200	13,168,828
Arthur J. Gallagher & Co.	753,000	26,407,710
The Chubb Corp.	45,000	3,276,900
Erie Indemnity Co., A	613,585	43,938,822
Mercury General Corp.	154,200	6,425,514
Old Republic International Corp.	1,069,708	8,867,880
RLI Corp.	147,571	10,064,342

		112,149,996

Machinery 5.6%
Donaldson Co. Inc.	350,068	11,681,769
Dover Corp.	1,096,700	58,794,087
Pentair Inc.	593,000	22,700,040

		93,175,896

Materials 12.4%
Air Products and Chemicals Inc.	559,700	45,184,581
Albemarle Corp.	435,000	25,943,400
Bemis Co. Inc.	986,200	30,907,508
Ecolab Inc.	66,000	4,522,980
Nucor Corp.	499,002	18,912,176
Praxair Inc.	746,260	81,140,850

		206,611,495

Media 0.1%
John Wiley & Sons Inc., A	37,000	1,812,630

Pharmaceuticals, Biotechnology & Life Sciences 10.7%
Abbott Laboratories	1,239,800	79,929,906
Johnson & Johnson	726,100	49,055,316
Pfizer Inc.	2,158,100	49,636,300

		178,621,522

Retailing 3.5%
Family Dollar Stores Inc.	886,335	58,923,551

Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	511,048

Software & Services 4.9%
International Business Machines Corp.	419,500	82,045,810

Total Common Stocks (Cost $1,115,472,033)		1,630,741,261

FRD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Short Term Investments (Cost $33,929,710) 2.0%
Money Market Funds 2.0%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	33,929,710	$33,929,710

Total Investments (Cost $1,149,401,743) 99.9%		1,664,670,971
Other Assets, less Liabilities 0.1%		1,900,640

Net Assets 100.0%		$1,666,571,611

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,115,472,033
Cost - Sweep Money Fund (Note 7)	33,929,710

Total cost of investments	$1,149,401,743

Value - Unaffiliated issuers	$1,630,741,261
Value - Sweep Money Fund (Note 7)	33,929,710

Total value of investments	1,664,670,971
Receivables:
Investment securities sold	6,039,812
Capital shares sold	189,445
Dividends	1,642,616
Other assets	423

Total assets	1,672,543,267

Liabilities:
Payables:
Investment securities purchased	2,426,499
Capital shares redeemed	1,745,686
Affiliates	1,461,857
Accrued expenses and other liabilities	337,614

Total liabilities	5,971,656

Net assets, at value	$1,666,571,611

Net assets consist of:
Paid-in capital	$1,262,405,996
Undistributed net investment income	12,798,936
Net unrealized appreciation (depreciation)	515,269,228
Accumulated net realized gain (loss)	(123,902,549)

Net assets, at value	$1,666,571,611

Class 1:
Net assets, at value	$138,524,624

Shares outstanding	6,745,382

Net asset value and maximum offering price per share	$20.54

Class 2:
Net assets, at value	$1,522,994,113

Shares outstanding	75,420,118

Net asset value and maximum offering price per share	$20.19

Class 4:
Net assets, at value	$5,052,874

Shares outstanding	248,435

Net asset value and maximum offering price per share	$20.34

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$20,076,533

Expenses:
Management fees (Note 3a)	5,128,549
Distribution fees: (Note 3c)
Class 2	1,941,600
Class 4	7,194
Unaffiliated transfer agent fees	878
Custodian fees (Note 4)	11,559
Reports to shareholders	135,545
Professional fees	26,270
Trustees’ fees and expenses	3,317
Other	17,748

Total expenses	7,272,660

Net investment income	12,803,873

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	1,851,212
Net change in unrealized appreciation (depreciation) on investments	59,793,730

Net realized and unrealized gain (loss)	61,644,942

Net increase (decrease) in net assets resulting from operations	$74,448,815

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$12,803,873	$27,655,892
Net realized gain (loss) from investments	1,851,212	120,463,536
Net change in unrealized appreciation (depreciation) on investments	59,793,730	(50,218,731)

Net increase (decrease) in net assets resulting from operations	74,448,815	97,900,697

Distributions to shareholders from:
Net investment income:
Class 1	(2,577,724)	(2,458,866)
Class 2	(24,994,784)	(23,318,584)
Class 4	(85,528)	(30,729)

Total distributions to shareholders	(27,658,036)	(25,808,179)

Capital share transactions: (Note 2)
Class 1	(5,622,418)	(14,479,695)
Class 2	(43,298,658)	(115,088,554)
Class 4	1,989,628	1,904,859

Total capital share transactions	(46,931,448)	(127,663,390)

Net increase (decrease) in net assets	(140,669)	(55,570,872)
Net assets:
Beginning of period	1,666,712,280	1,722,283,152

End of period	$1,666,571,611	$1,666,712,280

Undistributed net investment income included in net assets:
End of period	$12,798,936	$27,653,099

The accompanying notes are an integral part of these financial statements.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 57.99% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	132,607	$2,733,022	601,890	$11,765,470
Shares issued in reinvestment of distributions	125,681	2,577,724	126,876	2,458,866
Shares redeemed	(525,109)	(10,933,164)	(1,473,505)	(28,704,031)

Net increase (decrease)	(266,821)	$(5,622,418)	(744,739)	$(14,479,695)

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,693,575	$54,837,316	5,855,934	$111,121,703
Shares issued in reinvestment of distributions	1,239,206	24,994,784	1,222,789	23,318,584
Shares redeemed	(6,021,444)	(123,130,758)	(13,131,700)	(249,528,841)

Net increase (decrease)	(2,088,663)	$(43,298,658)	(6,052,977)	$(115,088,554)

Class 4 Shares:
Shares sold	106,225	$2,197,508	125,061	$2,400,178
Shares issued on reinvestment of distributions	4,211	85,528	1,596	30,729
Shares redeemed	(14,281)	(293,408)	(27,259)	(526,048)

Net increase (decrease)	96,155	$1,989,628	99,398	$1,904,859

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$16,233,576
2017	107,931,803

Total capital loss carryforwards	$124,165,379

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,150,990,124

Unrealized appreciation	$545,480,474
Unrealized depreciation	(31,799,627)

Net unrealized appreciation (depreciation)	$513,680,847

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $93,510,638 and $108,421,104 , respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Rising Dividends Securities Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FRD-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This semiannual report for Franklin Small Cap Value Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Small Cap Value Securities Fund – Class 4 delivered a +1.34% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small Cap Value Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 2500TM Value Index, which rose 8.15% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012. In the first quarter, personal income and spending rose, while federal, state and local government spending declined. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Jobless claims touched a four-year low in February amid robust job creation; however, hiring slowed during the remainder of the period and jobless claims at period-end reached January’s level. Industrial production and manufacturing activity continued to increase, but the manufacturing sector shrank unexpectedly in June. Although gasoline prices hit a peak in early April, they plunged to a five-month low near period-end due to lower crude oil prices. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

During late March and early April 2012, improved economic reports helped U.S. stock markets reach multi-year highs. The Dow Jones Industrial Average exceeded 13,000 and the Standard & Poor’s® 500

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated, or may decline further in value. Smaller-company stocks have historically exhibited special risks, including greater price volatility, particularly over the short term. Smaller companies often have relatively small revenues, limited product lines and a small market share. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Index topped 1,400 for the first time since 2008, while the NASDAQ Composite Index hit an 11-year high.3 Global markets grew volatile, however, amid renewed concerns about eurozone debt and slowing global economic growth. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated by secured bailout financing and bondholder concessions in February, as well as elections in May and June that resulted in the formation of a new coalition government. Risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period.

At the end of the reporting period, significant challenges to the U.S. economy remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Signs of China’s economic growth slowdown further contributed to pessimism. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s latest plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the six months under review, significant contributors to Fund performance came from positions in the financials sector, including insurer Protective Life.4 Several consumer discretionary sector holdings also boosted performance, such as footwear manufacturer and marketer

3. Please see Index Descriptions following the Fund Summaries.

4. The financials sector comprises banks and insurance in the SOI.

FSV-3

Brown Shoe, and single-family home builders M/I Homes and M.D.C. Holdings.5 Industrials sector holdings also helped performance, notably lumber products manufacturer Universal Forest Products.6

Most market sectors represented in the Fund contributed to performance with the exception of the Fund’s energy and information technology (IT) holdings.7 Key individual detractors from performance included regional airline company SkyWest, auto components supplier Gentex, industrial compressor and blower manufacturer Gardner Denver, aircraft-related aftermarket service provider AAR, and railcar manufacturer and lessor Trinity Industries.

The Fund initiated a position in IT products distributor Ingram Micro, which we considered an attractively valued security. In addition to increasing existing positions in AAR and Gentex, we also added to our positions in road construction equipment manufacturer Astec Industries, medical equipment manufacturer Hill-Rom Holdings, branded women’s apparel manufacturer Maidenform Brands, laser equipment producer Rofin-Sinar Technologies and brand marketing consultant Schawk. We liquidated eight positions during the period: American National Insurance, Casey’s General Stores, D.R. Horton, Mettler-Toledo International, J.C. Penney, PNM Resources, Transatlantic Holdings and Tuesday Morning. An additional security, a Mueller Industries corporate bond, was redeemed via the company’s call option. We also made significant reductions to holdings in AptarGroup, Fred’s, NV Energy, RLI, Roper Industries and Steel Dynamics, and made smaller reductions to eight other positions.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

5. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services and retailing in the SOI.

6. The industrials sector comprises aerospace and defense, building products, commercial and professional services, construction and engineering, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation in the SOI.

7. The information technology sector comprises semiconductors and semiconductor equipment, and technology hardware and equipment in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund

6/30/12

Company Sector/Industry	% of Total Net Assets
Protective Life Corp.	2.7%
Insurance
Thor Industries Inc.	1.8%
Automobiles & Components
Group 1 Automotive Inc.	1.8%
Retailing
Universal Forest Products Inc.	1.8%
Building Products
Reliance Steel & Aluminum Co.	1.8%
Materials
Rowan Cos. PLC	1.6%
Energy
Tidewater Inc.	1.6%
Energy
RPM International Inc.	1.6%
Materials
Bristow Group Inc.	1.6%
Energy
Granite Construction Inc.	1.6%
Construction & Engineering

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 4

FSV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,013.40	$5.11
Hypothetical (5% return before expenses)	$1,000	$1,019.79	$5.12

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.02%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FSV-6

SUPPLEMENT DATED JULY 2, 2012

TO THE PROSPECTUSES

DATED MAY 1, 2012 OF

FRANKLIN SMALL CAP VALUE SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summary — Portfolio Managers” section on page FSV-S4 is revised as follows:

PORTFOLIO MANAGERS

William J. Lippman    President of Advisory Services and portfolio manager of the Fund since inception (1998).

Steven B. Raineri    Portfolio Manager of Advisory Services and portfolio manager of the Fund since July 2012.

Bruce C. Baughman, CPA    Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

Margaret McGee    Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

Donald G. Taylor, CPA    Senior Vice President of Advisory Services and portfolio manager of the Fund since inception (1998).

II.  The portfolio management team under the “Fund Details — Management” section beginning on page FSV-D5 is revised as follows:

William Lippman PRESIDENT OF ADVISORY SERVICES	Mr. Lippman has been the lead portfolio manager of the Fund since its inception and became a co-lead in 2007. He joined Franklin Templeton Investments in 1988.

Steven B. Raineri PORTFOLIO MANAGER OF ADVISORY SERVICES	Mr. Raineri has been a co-lead portfolio manager of the Fund since July 2012. He joined Franklin Templeton Investments in 2005.

Bruce Baughman SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Baughman has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1988.

FSV-7

Margaret McGee VICE PRESIDENT OF ADVISORY SERVICES	Ms. McGee has been a portfolio manager of the Fund since its inception. She joined Franklin Templeton Investments in 1988.

Donald G. Taylor, CPA SENIOR VICE PRESIDENT OF ADVISORY SERVICES	Mr. Taylor has been a portfolio manager of the Fund since its inception. He joined Franklin Templeton Investments in 1996.

Please keep this supplement for future reference.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.82	$16.55	$13.00	$10.73	$17.38	$19.07

Income from investment operations[a]:
Net investment income[b]	0.14	0.16	0.14	0.15	0.24	0.22
Net realized and unrealized gains (losses)	0.10	(0.74)	3.54	2.86	(5.44)	(0.44)

Total from investment operations	0.24	(0.58)	3.68	3.01	(5.20)	(0.22)

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.13)	(0.22)	(0.23)	(0.17)
Net realized gains	—	—	—	(0.52)	(1.22)	(1.30)

Total distributions	(0.17)	(0.15)	(0.13)	(0.74)	(1.45)	(1.47)

Net asset value, end of period	$15.89	$15.82	$16.55	$13.00	$10.73	$17.38

Total return[c]	1.56%	(3.53)%	28.49%	29.54%	(32.87)%	(2.14)%
Ratios to average net assets[d]
Expenses	0.67%	0.66%	0.67%	0.68% [e]	0.67% [e]	0.64% [e]
Net investment income	1.63%	1.02%	0.98%	1.29%	1.62%	1.13%

Supplemental data
Net assets, end of period (000’s)	$37,775	$39,374	$47,300	$42,428	$34,901	$57,045
Portfolio turnover rate	2.88%	14.39%	15.92%	6.68%	16.98%	16.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.53	$16.25	$12.77	$10.55	$17.10	$18.79

Income from investment operations[a]:
Net investment income[b]	0.11	0.12	0.10	0.12	0.20	0.17
Net realized and unrealized gains (losses)	0.10	(0.73)	3.48	2.81	(5.35)	(0.43)

Total from investment operations	0.21	(0.61)	3.58	2.93	(5.15)	(0.26)

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.10)	(0.19)	(0.18)	(0.13)
Net realized gains	—	—	—	(0.52)	(1.22)	(1.30)

Total distributions	(0.13)	(0.11)	(0.10)	(0.71)	(1.40)	(1.43)

Net asset value, end of period	$15.61	$15.53	$16.25	$12.77	$10.55	$17.10

Total return[c]	1.37%	(3.76)%	28.22%	29.16%	(33.02)%	(2.38)%
Ratios to average net assets[d]
Expenses	0.92%	0.91%	0.92%	0.93% [e]	0.92% [e]	0.89% [e]
Net investment income	1.38%	0.77%	0.73%	1.04%	1.37%	0.88%

Supplemental data
Net assets, end of period (000’s)	$1,183,480	$1,211,168	$1,362,292	$1,109,855	$784,773	$1,177,367
Portfolio turnover rate	2.88%	14.39%	15.92%	6.68%	16.98%	16.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.71	$16.44	$12.92	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.11	0.11	0.09	0.11	0.15
Net realized and unrealized gains (losses)	0.10	(0.75)	3.53	2.84	(4.42)

Total from investment operations	0.21	(0.64)	3.62	2.95	(4.27)

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.10)	(0.21)	(0.23)
Net realized gains	—	—	—	(0.52)	(1.22)

Total distributions	(0.12)	(0.09)	(0.10)	(0.73)	(1.45)

Net asset value, end of period	$15.80	$15.71	$16.44	$12.92	$10.70

Total return[d]	1.34%	(3.87)%	28.14%	29.04%	(29.14)%
Ratios to average net assets[e]
Expenses	1.02%	1.01%	1.02%	1.03% [f]	1.02% [f]
Net investment income	1.28%	0.67%	0.63%	0.94%	1.27%

Supplemental data
Net assets, end of period (000’s)	$34,025	$34,284	$39,075	$28,599	$14,850
Portfolio turnover rate	2.88%	14.39%	15.92%	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 97.4%
Aerospace & Defense 1.9%
AAR Corp.	1,017,000	$13,709,160
Ceradyne Inc.	397,500	10,195,875

		23,905,035

Automobiles & Components 5.3%
Autoliv Inc.	326,800	17,862,888
[a]Drew Industries Inc.	251,400	7,001,490
Gentex Corp.	725,000	15,130,750
Thor Industries Inc.	820,000	22,476,200
[a]Winnebago Industries Inc.	423,100	4,311,389

		66,782,717

Banks 2.2%
Chemical Financial Corp.	360,854	7,758,361
Oriental Financial Group Inc.	602,000	6,670,160
Peoples Bancorp Inc.	158,000	3,472,840
TrustCo Bank Corp. NY	1,690,000	9,227,400

		27,128,761

Building Products 5.6%
A.O. Smith Corp.	126,700	6,194,363
[a]American Woodmark Corp.	431,300	7,375,230
Apogee Enterprises Inc.	778,100	12,504,067
[a]Gibraltar Industries Inc.	900,100	9,343,038
Simpson Manufacturing Co. Inc.	433,400	12,789,634
Universal Forest Products Inc.	566,000	22,062,680

		70,269,012

Commercial & Professional Services 3.1%
ABM Industries Inc.	633,200	12,385,392
Insperity Inc.	296,100	8,009,505
Mine Safety Appliances Co.	328,300	13,210,792
Schawk Inc.	440,800	5,598,160

		39,203,849

Construction & Engineering 2.2%
EMCOR Group Inc.	272,700	7,586,514
Granite Construction Inc.	747,000	19,504,170

		27,090,684

Consumer Durables & Apparel 4.4%
Brunswick Corp.	500,000	11,110,000
Ethan Allen Interiors Inc.	159,000	3,168,870
Hooker Furniture Corp.	509,700	6,009,363
[a]La-Z-Boy Inc.	1,089,000	13,383,810
M.D.C. Holdings Inc.	213,800	6,984,846
[a]M/I Homes Inc.	435,900	7,549,788
[a]Maidenform Brands Inc.	347,600	6,924,192

		55,130,869

Consumer Services 2.2%
Hillenbrand Inc.	539,000	9,906,820
Regis Corp.	992,000	17,816,320

		27,723,140

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment 3.2%
Brady Corp., A	453,000	$12,462,030
[a]EnerSys	24,100	845,187
Franklin Electric Co. Inc.	199,232	10,186,732
[a]General Cable Corp.	103,500	2,684,790
[a]Powell Industries Inc.	220,500	8,237,880
Roper Industries Inc.	57,000	5,619,060

		40,035,679

Energy 11.5%
Arch Coal Inc.	111,500	768,235
[a]Atwood Oceanics Inc.	405,400	15,340,336
Bristow Group Inc.	480,000	19,521,600
CONSOL Energy Inc.	68,500	2,071,440
Energen Corp.	219,000	9,883,470
[a]Helix Energy Solutions Group Inc.	819,500	13,447,995
[a]Oil States International Inc.	255,200	16,894,240
[b]Overseas Shipholding Group Inc.	371,000	4,121,810
Peabody Energy Corp.	103,200	2,530,464
[a]Rowan Cos. PLC	638,100	20,629,773
Teekay Corp. (Canada)	226,831	6,641,612
Tidewater Inc.	443,700	20,569,932
[a]Unit Corp.	333,900	12,317,571

		144,738,478

Food, Beverage & Tobacco 1.1%
Lancaster Colony Corp.	194,800	13,871,708

Health Care Equipment & Services 3.5%
Hill-Rom Holdings Inc.	306,000	9,440,100
STERIS Corp.	382,500	11,999,025
Teleflex Inc.	227,900	13,881,389
West Pharmaceutical Services Inc.	157,500	7,952,175

		43,272,689

Industrial Conglomerates 1.5%
Carlisle Cos. Inc.	353,400	18,737,268

Insurance 11.7%
Arthur J. Gallagher & Co.	168,200	5,898,774
Aspen Insurance Holdings Ltd.	550,100	15,897,890
The Hanover Insurance Group Inc.	372,200	14,564,186
HCC Insurance Holdings Inc.	188,200	5,909,480
Montpelier Re Holdings Ltd.	649,000	13,817,210
Old Republic International Corp.	1,401,500	11,618,435
Protective Life Corp.	1,135,000	33,380,350
RLI Corp.	45,000	3,069,000
StanCorp Financial Group Inc.	401,000	14,901,160
Tower Group Inc.	700,000	14,609,000
Validus Holdings Ltd. (Bermuda)	422,700	13,539,081

		147,204,566

Machinery 14.3%
[a]Astec Industries Inc.	359,100	11,017,188
Briggs & Stratton Corp.	588,900	10,299,861
CIRCOR International Inc.	122,102	4,162,457

FSV-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Machinery (continued)
[a]EnPro Industries Inc.	402,000	$15,022,740
Gardner Denver Inc.	238,800	12,634,908
Graco Inc.	214,900	9,902,592
Kaydon Corp.	399,000	8,534,610
Kennametal Inc.	397,300	13,170,495
Lincoln Electric Holdings Inc.	419,000	18,348,010
Mueller Industries Inc.	409,000	17,419,310
Nordson Corp.	209,800	10,760,642
Pentair Inc.	214,800	8,222,544
Timken Co.	80,200	3,672,358
Trinity Industries Inc.	764,400	19,094,712
[a]Wabash National Corp.	1,350,000	8,937,000
Watts Water Technologies Inc., A	257,200	8,575,048

		179,774,475

Materials 7.7%
A. Schulman Inc.	459,000	9,111,150
AptarGroup Inc.	70,000	3,573,500
Cabot Corp.	324,100	13,190,870
Commercial Metals Co.	389,000	4,916,960
H.B. Fuller Co.	202,100	6,204,470
Reliance Steel & Aluminum Co.	436,000	22,018,000
RPM International Inc.	753,600	20,497,920
Sensient Technologies Corp.	195,300	7,173,369
Steel Dynamics Inc.	850,000	9,987,500

		96,673,739

Retailing 8.3%
Brown Shoe Co. Inc.	982,000	12,677,620
The Cato Corp., A	460,000	14,011,600
Christopher & Banks Corp.	1,183,304	1,396,299
Fred’s Inc.	300,000	4,587,000
[b]GameStop Corp., A	690,000	12,668,400
Group 1 Automotive Inc.	485,900	22,161,899
The Men’s Wearhouse Inc.	526,317	14,810,560
Pier 1 Imports Inc.	581,000	9,545,830
[a,b]Saks Inc.	532,548	5,671,636
[a]West Marine Inc.	610,700	7,175,725

		104,706,569

Semiconductors & Semiconductor Equipment 0.7%
Cohu Inc.	826,500	8,397,240

Technology Hardware & Equipment 4.0%
[a]Benchmark Electronics Inc.	1,271,000	17,730,450
[a]Ingram Micro Inc., A	700,000	12,229,000
[a]Multi-Fineline Electronix Inc.	274,100	6,753,824
[a]Rofin-Sinar Technologies Inc.	705,000	13,345,650

		50,058,924

Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	178,700	6,585,095

Transportation 1.6%
[a]Genesee & Wyoming Inc.	260,300	13,754,252
SkyWest Inc.	990,000	6,464,700

		20,218,952

FSV-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Utilities 0.9%
NV Energy Inc.	630,000	$11,075,400

Total Common Stocks (Cost $1,031,433,152)		1,222,584,849

Short Term Investments 3.9%
Money Market Funds (Cost $29,543,419) 2.3%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	29,543,419	29,543,419

	Principal Amount
[d]Investments from Cash Collateral Received for Loaned Securities 1.6%
[e]Repurchase Agreements 1.6%
BNP Paribas Securities Corp., 0.16%, 7/02/12 (Maturity Value $4,702,089) Collateralized by [f]U.S. Government Agency Discount Notes, 7/18/12 - 12/26/12; U.S Government Agency Securities, 0.125% - 10.35%, 7/03/12 - 8/06/38; and U.S. Government Agency Strips, zero cpn., 5/15/22 (valued at $4,796,075)	$4,702,026	4,702,026
Credit Suisse Securities (USA) LLC, 0.15%, 7/02/12 (Maturity Value $989,910) Collateralized by U.S. Treasury Notes, 0.625% - 2.00%, 4/15/14 - 7/15/21 (valued at $1,009,698)	989,898	989,898
Deutsche Bank Securities Inc., 0.15%, 7/02/12 (Maturity Value $4,702,085) Collateralized by U.S. Government Agency Securities, zero cpn. - 5.27%, 8/28/12 - 11/02/40 (valued at $4,796,074)	4,702,026	4,702,026
HSBC Securities (USA) Inc., 0.16%, 7/02/12 (Maturity Value $4,702,089) Collateralized by U.S. Government Agency Securities, zero cpn. - 0.40%, 5/22/14 - 3/17/31; U.S. Government Agency Strips, zero cpn., 10/15/12 - 4/15/30 (valued at $4,796,116)	4,702,026	4,702,026
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.14%, 7/02/12 (Maturity Value $4,702,081) Collateralized by U.S. Treasury Bonds, 4.25% - 4.50%, 2/15/36 - 11/15/40; and U.S. Treasury Notes, 0.125% - 2.00%, 4/15/15 - 1/15/22 (valued at $4,805,924)	4,702,026	4,702,026

Total Repurchase Agreements (Cost $19,798,002)		19,798,002

Total Investments (Cost $1,080,774,573) 101.3%		1,271,926,270
Other Assets, less Liabilities (1.3)%		(16,646,490)

Net Assets 100.0%		$1,255,279,780

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2012. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eSee Note 1(b) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,031,433,152
Cost - Sweep Money Fund (Note 7)	29,543,419
Cost - Repurchase agreements	19,798,002

Total cost of investments	$1,080,774,573

Value - Unaffiliated issuers	$1,222,584,849
Value - Sweep Money Fund (Note 7)	29,543,419
Value - Repurchase agreements	19,798,002

Total value of investments (includes securities loaned in the amount of $19,975,247)	1,271,926,270
Receivables:
Investment securities sold	5,971,220
Capital shares sold	321,136
Dividends	886,056
Other assets	327

Total assets	1,279,105,009

Liabilities:
Payables:
Investment securities purchased	379,443
Capital shares redeemed	2,150,625
Affiliates	1,149,201
Payable upon return of securities loaned	19,798,002
Accrued expenses and other liabilities	347,958

Total liabilities	23,825,229

Net assets, at value	$1,255,279,780

Net assets consist of:
Paid-in capital	$1,041,515,093
Undistributed net investment income	9,258,289
Net unrealized appreciation (depreciation)	191,151,697
Accumulated net realized gain (loss)	13,354,701

Net assets, at value	$1,255,279,780

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$37,774,802

Shares outstanding	2,377,430

Net asset value and maximum offering price per share	$15.89

Class 2:
Net assets, at value	$1,183,479,775

Shares outstanding	75,798,581

Net asset value and maximum offering price per share	$15.61

Class 4:
Net assets, at value	$34,025,203

Shares outstanding	2,152,906

Net asset value and maximum offering price per share	$15.80

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Small Cap Value Securities Fund
Investment income:
Dividends	$14,909,998
Interest	44,808
Income from securities loaned	360,530

Total investment income	15,315,336

Expenses:
Management fees (Note 3a)	3,372,664
Administrative fees (Note 3b)	785,321
Distribution fees: (Note 3c)
Class 2	1,569,151
Class 4	65,311
Unaffiliated transfer agent fees	2,893
Custodian fees (Note 4)	9,371
Reports to shareholders	218,962
Professional fees	23,287
Trustees’ fees and expenses	2,671
Other	16,369

Total expenses	6,066,000

Net investment income	9,249,336

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	32,216,798
Net change in unrealized appreciation (depreciation) on investments	(20,833,755)

Net realized and unrealized gain (loss)	11,383,043

Net increase (decrease) in net assets resulting from operations	$20,632,379

The accompanying notes are an integral part of these financial statements.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$9,249,336	$10,424,838
Net realized gain (loss) from investments	32,216,798	79,690,343
Net change in unrealized appreciation (depreciation) on investments	(20,833,755)	(139,845,262)

Net increase (decrease) in net assets resulting from operations	20,632,379	(49,730,081)

Distributions to shareholders from:
Net investment income:
Class 1	(407,505)	(392,860)
Class 2	(9,757,412)	(8,773,166)
Class 4	(256,129)	(201,936)

Total distributions to shareholders	(10,421,046)	(9,367,962)

Capital share transactions: (Note 2)
Class 1	(1,899,795)	(5,885,116)
Class 2	(37,441,162)	(95,600,673)
Class 4	(416,807)	(3,256,590)

Total capital share transactions	(39,757,764)	(104,742,379)

Net increase (decrease) in net assets	(29,546,431)	(163,840,422)
Net assets:
Beginning of period	1,284,826,211	1,448,666,633

End of period	$1,255,279,780	$1,284,826,211

Undistributed net investment income included in net assets:
End of period	$9,258,289	$10,429,999

The accompanying notes are an integral part of these financial statements.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Repurchase Agreements

The Fund enters into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at period end had been entered into on June 29, 2012.

c. Securities Lending

The Fund participates in a principal based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Lending (continued)

of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications (continued)

Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	68,830	$1,158,423	385,043	$6,445,781
Shares issued in reinvestment of distributions	26,308	407,505	24,646	392,860
Shares redeemed	(205,972)	(3,465,723)	(778,610)	(12,723,757)

Net increase (decrease)	(110,834)	$(1,899,795)	(368,921)	$(5,885,116)

Class 2 Shares:
Shares sold	5,290,373	$86,796,323	12,352,861	$192,000,345
Shares issued in reinvestment of distributions	641,091	9,757,412	559,870	8,773,166
Shares redeemed	(8,127,115)	(133,994,897)	(18,752,469)	(296,374,184)

Net increase (decrease)	(2,195,651)	$(37,441,162)	(5,839,738)	$(95,600,673)

Class 4 Shares:
Shares sold	341,712	$5,813,731	385,949	$6,104,316
Shares issued on reinvestment of distributions	16,621	256,129	12,732	201,936
Shares redeemed	(387,526)	(6,486,667)	(593,170)	(9,562,842)

Net increase (decrease)	(29,193)	$(416,807)	(194,489)	$(3,256,590)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, the Fund had capital loss carryforwards of $18,771,926 expiring in 2018.

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,080,864,744

Unrealized appreciation	$318,050,369
Unrealized depreciation	(126,988,843)

Net unrealized appreciation (depreciation)	$191,061,526

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and wash sales.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $37,060,769 and $68,404,240, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,222,584,849	$—	$—	$1,222,584,849
Short Term Investments	29,543,419	19,798,002	—	49,341,421

Total Investments in Securities	$1,252,128,268	$19,798,002	$—	$1,271,926,270

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This semiannual report for Franklin Small-Mid Cap Growth Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Small-Mid Cap Growth Securities Fund – Class 4 delivered a +5.83% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Small-Mid Cap Growth Securities Fund Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its narrow benchmark, the Russell Midcap® Growth Index, which generated a total return of +8.10%, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which posted a +9.49% total return, for the same period.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012. In the first quarter, personal income and spending rose, while federal, state and local government spending declined. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.3 Jobless claims touched a four-year low in February amid robust job creation; however, hiring slowed during the remainder of the period and jobless claims at period-end reached January’s level. Industrial production and manufacturing activity continued to increase, but the manufacturing sector shrank unexpectedly in June. Although gasoline prices hit a peak in early April, they plunged to a five-month low near period-end due to lower crude oil prices. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

During late March and early April 2012, improved economic reports helped U.S. stock markets reach multi-year highs. The Dow Jones

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small- and midsized-company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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Industrial Average exceeded 13,000 and the S&P 500 topped 1,400 for the first time since 2008, while the NASDAQ Composite Index hit an 11-year high.1 Global markets grew volatile, however, amid renewed concerns about eurozone debt and slowing global economic growth. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated by secured bailout financing and bondholder concessions in February, as well as elections in May and June that resulted in the formation of a new coalition government. Risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period.

At the end of the reporting period, significant challenges to the U.S. economy remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Signs of China’s economic growth slowdown further contributed to pessimism. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s latest plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

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Manager’s Discussion

During the six months under review, most sectors represented in the Fund’s portfolio produced positive returns as the broad market’s first- quarter rally largely offset the volatility experienced later in the reporting period. Stock selection in the consumer discretionary and consumer staples sectors was a key contributor to the Fund’s performance relative to the benchmark Russell Midcap® Growth Index. Diverse consumer products company Jarden and discount retailer Dollar General in the consumer discretionary sector boosted relative results. Jarden, whose numerous brands include Coleman, Crockpot, Sunbeam and First Alert, continued to improve its gross margins by introducing new products, which commanded higher price points. Dollar General delivered strong profit growth in recent quarters by opening new stores and selling well-known brands. In the consumer staples sector, Monster Beverage aided relative returns as the company benefited from U.S. market share gains and international expansion. Although our information technology (IT) holdings generally detracted from relative returns, Netherlands-based NXP Semiconductors4 and open source software solutions provider Red Hat were key contributors. NXP Semiconductors, whose products are used in a wide array of applications including automotive, security identification and wireless infrastructure, won new contracts to supply more chips to top smartphone manufacturers, as well as significant design deals in leading handsets beyond near-field communication. Red Hat benefited from enterprise customers’ broad migration to cloud computing and storage, as well as improved IT spending.

In contrast, key detractors from the Fund’s relative performance included stock selection in the materials and health care sectors. Within the materials sector, global technology and specialty materials manufacturer Celanese’s share price was pressured by lower profit margins resulting from higher costs and softer demand from Asia and Europe. In an effort to counteract weak demand and improve margins, the company planned to cut costs, run its plants more efficiently and expand customer relationships. Our underweighted allocation to outperforming health care equipment and supplies company Edwards Lifesciences in the health care sector also hurt relative results.5 Stock selection largely offset the positive effects of overweighting in the IT sector, particularly our position in Higher One Holdings, a technology and payment services company that offers disbursement and payment solutions for

4. This holding is not an index component.

5. Sold by period-end.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

6/30/12

Company Sector/Industry	% of Total Net Assets
Whiting Petroleum Corp.	1.8%
Energy
QEP Resources Inc.	1.8%
Energy
Trimble Navigation Ltd.	1.7%
Information Technology
Dollar General Corp.	1.7%
Consumer Discretionary
AMETEK Inc.	1.6%
Industrials
BorgWarner Inc.	1.6%
Consumer Discretionary
Dick’s Sporting Goods Inc.	1.6%
Consumer Discretionary
Nuance Communications Inc.	1.5%
Information Technology
Cerner Corp.	1.5%
Health Care
Roper Industries Inc.	1.5%
Industrials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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higher education institutions and their students.4 Other key individual detractors included oil and gas explorer and producer SM Energy in the energy sector and industrial compressor and blower manufacturer Gardner Denver in the industrials sector. Despite SM Energy’s strong revenue and income growth in recent quarters, its share price declined along with crude oil and natural gas prices. A slightly lower-than-expected full year 2012 earnings guidance weighed on Gardner Denver’s stock price. With a strong balance sheet and a sizable amount of shares available for repurchase, the company continued its strategy of opportunistically purchasing its own common stock while focusing on selective acquisitions and organic growth.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,058.30	$5.83
Hypothetical (5% return before expenses)	$1,000	$1,019.19	$5.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.14%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$21.19	$22.21	$17.36	$12.06		$23.39	$22.51

Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)	(0.05)	(0.01)	(0.10)[c]		0.01	(0.02)
Net realized and unrealized gains (losses)	1.28	(0.97)	4.86	5.40		(8.98)	2.65

Total from investment operations	1.25	(1.02)	4.85	5.30		(8.97)	2.63

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)	(1.75)

Net asset value, end of period	$20.86	$21.19	$22.21	$17.36		$12.06	$23.39

Total return[d]	5.98%	(4.59)%	27.94%	43.95%		(42.34)%	11.51%
Ratios to average net assets[e]
Expenses	0.79%	0.79%	0.79%	0.80%	[f]	0.76% [f]	0.74% [f]
Net investment income (loss)	(0.22)%	(0.21)%	(0.07)%	(0.72)%	[c]	0.06%	(0.10)%

Supplemental data
Net assets, end of period (000’s)	$76,517	$76,384	$89,826	$79,670		$63,531	$127,602
Portfolio turnover rate	20.40%	45.00%	46.69%	63.93%		60.12%	66.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.49	$21.54	$16.87	$11.75		$22.91	$22.13

Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.10)	(0.06)	(0.13)[c]		(0.03)	(0.08)
Net realized and unrealized gains (losses)	1.23	(0.95)	4.73	5.25		(8.77)	2.61

Total from investment operations	1.18	(1.05)	4.67	5.12		(8.80)	2.53

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)	(1.75)

Net asset value, end of period	$20.09	$20.49	$21.54	$16.87		$11.75	$22.91

Total return[d]	5.85%	(4.87)%	27.68%	43.57%		(42.49)%	11.24%
Ratios to average net assets[e]
Expenses	1.04%	1.04%	1.04%	1.05%	[f]	1.01% [f]	0.99% [f]
Net investment income (loss)	(0.47)%	(0.46)%	(0.32)%	(0.97)%	[c]	(0.19)%	(0.35)%

Supplemental data
Net assets, end of period (000’s)	$705,616	$717,086	$939,481	$813,480		$614,053	$1,217,177
Portfolio turnover rate	20.40%	45.00%	46.69%	63.93%		60.12%	66.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$20.90	$21.98	$17.24	$12.02		$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.06)	(0.12)	(0.07)	(0.15)[d]		0.02
Net realized and unrealized gains (losses)	1.25	(0.96)	4.81	5.37		(6.24)

Total from investment operations	1.19	(1.08)	4.74	5.22		(6.22)

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)

Net asset value, end of period	$20.51	$20.90	$21.98	$17.24		$12.02

Total return[e]	5.83%	(4.91)%	27.49%	43.43%		(34.74)%
Ratios to average net assets[f]
Expenses	1.14%	1.14%	1.14%	1.15%	[g]	1.11% [g]
Net investment income (loss)	(0.57)%	(0.56)%	(0.42)%	(1.07)%	[d]	(0.29)%

Supplemental data
Net assets, end of period (000’s)	$15,776	$12,664	$15,413	$11,029		$3,538
Portfolio turnover rate	20.40%	45.00%	46.69%	63.93%		60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 98.9%
Consumer Discretionary 24.1%
[a,b]Blue Nile Inc.	40,900	$1,215,139
[a]BorgWarner Inc.	192,000	12,593,280
[a]Buffalo Wild Wings Inc.	110,000	9,530,400
[a]Chipotle Mexican Grill Inc.	21,000	7,978,950
Dick’s Sporting Goods Inc.	259,300	12,446,400
[a]Discovery Communications Inc., A	142,700	7,705,800
[a]Discovery Communications Inc., C	62,400	3,125,616
[a]Dollar General Corp.	250,000	13,597,500
Guess? Inc.	240,100	7,291,837
[a,b]HomeAway Inc.	85,000	1,847,900
[a]Iconix Brand Group Inc.	168,100	2,936,707
International Game Technology	360,200	5,673,150
Jarden Corp.	250,000	10,505,000
[a]Lululemon Athletica Inc. (Canada)	76,000	4,531,880
Marriott International Inc., A	250,000	9,800,000
Nordstrom Inc.	85,000	4,223,650
[a,b]Peet’s Coffee & Tea Inc.	168,500	10,116,740
Ralph Lauren Corp.	63,200	8,851,792
Starwood Hotels & Resorts Worldwide Inc.	96,100	5,097,144
[a]Tenneco Inc.	195,800	5,251,356
Tiffany & Co.	85,000	4,500,750
Tractor Supply Co.	105,000	8,721,300
Ulta Salon Cosmetics & Fragrance Inc.	75,000	7,003,500
[a]Under Armour Inc., A	87,794	8,294,777
[a]Urban Outfitters Inc.	200,000	5,518,000
Wolverine World Wide Inc.	225,000	8,725,500
Wynn Resorts Ltd.	48,000	4,978,560

		192,062,628

Consumer Staples 6.1%
[a,b]Boston Beer Inc., A	85,000	10,285,000
Mead Johnson Nutrition Co., A	110,400	8,888,304
[a]Monster Beverage Corp.	131,500	9,362,800
[a]TreeHouse Foods Inc.	143,900	8,963,531
Whole Foods Market Inc.	115,000	10,961,800

		48,461,435

Energy 7.6%
[a]Cameron International Corp.	153,700	6,564,527
[a]FMC Technologies Inc.	120,000	4,707,600
[a]Oil States International Inc.	87,000	5,759,400
QEP Resources Inc.	475,000	14,235,750
SM Energy Co.	176,500	8,667,915
[a]Superior Energy Services Inc.	310,000	6,271,300
[a]Whiting Petroleum Corp.	355,000	14,597,600

		60,804,092

Financials 7.1%
[a]Affiliated Managers Group Inc.	96,100	10,518,145
Comerica Inc.	360,000	11,055,600
Hancock Holding Co.	156,000	4,748,640
[a]IntercontinentalExchange Inc.	49,908	6,786,490
Jones Lang LaSalle Inc.	125,000	8,796,250

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Financials (continued)
Lazard Ltd., A	200,000	$5,198,000
[a]Signature Bank	105,000	6,401,850
T. Rowe Price Group Inc.	50,000	3,148,000

		56,652,975

Health Care 12.4%
Agilent Technologies Inc.	150,000	5,886,000
[a]Alexion Pharmaceuticals Inc.	90,000	8,937,000
[a]Allscripts Healthcare Solutions Inc.	275,600	3,012,308
[a]BioMarin Pharmaceutical Inc.	12,000	474,960
[a]CareFusion Corp.	149,300	3,834,024
[a]Cerner Corp.	144,000	11,903,040
[a]DaVita Inc.	111,700	10,970,057
[a]Hospira Inc.	60,000	2,098,800
[a]IDEXX Laboratories Inc.	4,272	410,667
[a]Illumina Inc.	40,000	1,615,600
[a]Intuitive Surgical Inc.	17,000	9,414,430
[a]Medivation Inc.	35,000	3,199,000
[a]Mettler-Toledo International Inc.	38,300	5,969,055
[a]Onyx Pharmaceuticals Inc.	35,600	2,365,620
[a]Regeneron Pharmaceuticals Inc.	13,400	1,530,548
[a,b]Stereotaxis Inc.	631,400	132,594
[a,c]Stereotaxis Inc., 144A	1,228,433	232,174
[a,c]Stereotaxis Inc., wts., 144A, 5/07/18	1,228,433	195,689
[a]Thoratec Corp.	90,000	3,022,200
[a]Varian Medical Systems Inc.	115,000	6,988,550
[a]Vertex Pharmaceuticals Inc.	50,000	2,796,000
[a]Waters Corp.	73,100	5,809,257
[a]Watson Pharmaceuticals Inc.	105,000	7,768,950

		98,566,523

Industrials 14.4%
[a]Allegiant Travel Co.	86,500	6,027,320
AMETEK Inc.	253,200	12,637,212
[a]BE Aerospace Inc.	135,000	5,894,100
Cummins Inc.	60,000	5,814,600
Fastenal Co.	192,000	7,739,520
Flowserve Corp.	50,000	5,737,500
Fluor Corp.	90,300	4,455,402
Gardner Denver Inc.	45,000	2,380,950
[a]Hexcel Corp.	185,000	4,771,150
[a]IHS Inc., A	24,500	2,639,385
J.B. Hunt Transport Services Inc.	124,300	7,408,280
Kansas City Southern	85,000	5,912,600
The Manitowoc Co. Inc.	100,000	1,170,000
Pall Corp.	91,500	5,015,115
Robert Half International Inc.	192,000	5,485,440
Rockwell Automation Inc.	160,000	10,569,600
Roper Industries Inc.	118,000	11,632,440
[a]Sensata Technologies Holding NV	250,000	6,695,000
[a]Verisk Analytics Inc., A	66,000	3,251,160

		115,236,774

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Information Technology 22.1%
[a]Acme Packet Inc.	165,000	$3,077,250
[a]Alliance Data Systems Corp.	55,000	7,425,000
[a]ANSYS Inc.	165,000	10,413,150
Avago Technologies Ltd. (Singapore)	260,000	9,334,000
[a]Bottomline Technologies Inc.	145,000	2,617,250
[a]Check Point Software Technologies Ltd. (Israel)	75,000	3,719,250
[a]Citrix Systems Inc.	105,000	8,813,700
[a]CommVault Systems Inc.	110,000	5,452,700
[a]Electronic Arts Inc.	275,000	3,396,250
[a]Equinix Inc.	30,000	5,269,500
[a]F5 Networks Inc.	70,000	6,969,200
FactSet Research Systems Inc.	60,000	5,576,400
[a]Fortinet Inc.	40,600	942,732
[a,b]Higher One Holdings Inc.	350,000	4,277,000
[a]Hittite Microwave Corp.	165,800	8,475,696
[a]Informatica Corp.	150,000	6,354,000
[a]LinkedIn Corp., A	26,700	2,837,409
[a]Nuance Communications Inc.	500,000	11,910,000
[a]NXP Semiconductors NV (Netherlands)	125,000	2,906,250
[a]Red Hat Inc.	183,700	10,375,376
[a]Riverbed Technology Inc.	150,000	2,422,500
[a]Shoretel Inc.	288,100	1,261,878
[a]Silicon Laboratories Inc.	171,300	6,492,270
[a]Teradata Corp.	70,000	5,040,700
[a]Trimble Navigation Ltd.	300,000	13,803,000
[a]VeriFone Systems Inc.	150,000	4,963,500
[a]ViaSat Inc.	163,300	6,167,841
Western Union Co.	350,000	5,894,000
Xilinx Inc.	264,200	8,869,194
[a,b]Zynga Inc.	300,000	1,632,000

		176,688,996

Materials 3.0%
Albemarle Corp.	60,000	3,578,400
Celanese Corp., A	217,800	7,540,236
The Sherwin-Williams Co.	50,000	6,617,500
Walter Energy Inc.	150,000	6,624,000

		24,360,136

Telecommunication Services 1.4%
[a]SBA Communications Corp.	192,000	10,953,600

Utilities 0.7%
[a]Calpine Corp.	336,200	5,550,662

Total Common Stocks and Other Equity Interests (Cost $597,990,506)		789,337,821

Short Term Investments 3.3%
Money Market Funds (Cost $5,211,736) 0.6%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	5,211,736	5,211,736

FSC-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Short Term Investments (continued)
[e]Investments from Cash Collateral Received for Loaned Securities (Cost $21,258,325) 2.7%
Money Market Funds 2.7%
[f]BNY Mellon Overnight Government Fund, 0.182%	21,258,325	$21,258,325

Total Investments (Cost $624,460,567) 102.2%		815,807,882
Other Assets, less Liabilities (2.2)%		(17,898,121)

Net Assets 100.0%		$797,909,761

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2012. See Note 1(b).

cSee Note 8 regarding restricted securities.

dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

eSee Note 1(b) regarding securities on loan.

fThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$619,248,831
Cost - Sweep Money Fund (Note 7)	5,211,736

Total cost of investments	$624,460,567

Value - Unaffiliated issuers	$810,596,146
Value - Sweep Money Fund (Note 7)	5,211,736

Total value of investments (includes securities loaned in the amount of $21,297,578)	815,807,882
Receivables:
Investment securities sold	5,100,748
Capital shares sold	29,079
Dividends and interest	341,280
Other assets	197,882

Total assets	821,476,871

Liabilities:
Payables:
Investment securities purchased	377,983
Capital shares redeemed	813,936
Affiliates	788,564
Payable upon return of securities loaned	21,258,325
Accrued expenses and other liabilities	328,302

Total liabilities	23,567,110

Net assets, at value	$797,909,761

Net assets consist of:
Paid-in capital	$575,028,439
Undistributed net investment income (loss)	(1,924,103)
Net unrealized appreciation (depreciation)	191,347,315
Accumulated net realized gain (loss)	33,458,110

Net assets, at value	$797,909,761

Class 1:
Net assets, at value	$76,517,205

Shares outstanding	3,667,404

Net asset value and maximum offering price per share	$20.86

Class 2:
Net assets, at value	$705,616,300

Shares outstanding	35,115,229

Net asset value and maximum offering price per share	$20.09

Class 4:
Net assets, at value	$15,776,256

Shares outstanding	769,234

Net asset value and maximum offering price per share	$20.51

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$2,072,528
Income from securities loaned	361,673

Total investment income	2,434,201

Expenses:
Management fees (Note 3a)	2,151,202
Administrative fees (Note 3b)	1,066,065
Distribution fees: (Note 3c)
Class 2	947,155
Class 4	27,378
Unaffiliated transfer agent fees	1,710
Custodian fees (Note 4)	6,031
Reports to shareholders	123,328
Professional fees	21,069
Trustees’ fees and expenses	1,908
Other	12,458

Total expenses	4,358,304

Net investment income (loss)	(1,924,103)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	35,605,476
Net change in unrealized appreciation (depreciation) on investments	14,688,589

Net realized and unrealized gain (loss)	50,294,065

Net increase (decrease) in net assets resulting from operations	$48,369,962

The accompanying notes are an integral part of these financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,924,103)	$(4,181,310)
Net realized gain (loss) from investments	35,605,476	95,464,105
Net change in unrealized appreciation (depreciation) on investments	14,688,589	(133,141,452)

Net increase (decrease) in net assets resulting from operations	48,369,962	(41,858,657)

Distributions to shareholders from:
Net realized gains:
Class 1	(5,398,642)	—
Class 2	(51,973,132)	—
Class 4	(1,174,175)	—

Total distributions to shareholders	(58,545,949)	—

Capital share transactions: (Note 2)
Class 1	785,241	(9,862,944)
Class 2	(2,587,712)	(184,782,471)
Class 4	3,753,871	(2,082,119)

Total capital share transactions	1,951,400	(196,727,534)

Net increase (decrease) in net assets	(8,224,587)	(238,586,191)
Net assets:
Beginning of period	806,134,348	1,044,720,539

End of period	$797,909,761	$806,134,348

Undistributed net investment income (loss) included in net assets:
End of period	$(1,924,103)	$—

The accompanying notes are an integral part of these financial statements.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Securities Lending (continued)

market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	55,275	$1,273,885	213,179	$4,851,501
Shares issued in reinvestment of distributions	261,943	5,398,642	—	—
Shares redeemed	(253,894)	(5,887,286)	(652,643)	(14,714,445)

Net increase (decrease)	63,324	$785,241	(439,464)	$(9,862,944)

Class 2 Shares:
Shares sold	1,228,507	$27,765,708	3,213,965	$70,946,756
Shares issued in reinvestment of distributions	2,618,294	51,973,132	—	—
Shares redeemed	(3,722,093)	(82,326,552)	(11,848,847)	(255,729,227)

Net increase (decrease)	124,708	$(2,587,712)	(8,634,882)	$(184,782,471)

Class 4 Shares:
Shares sold	189,962	$4,425,936	311,193	$7,039,340
Shares issued on reinvestment of distributions	57,955	1,174,175	—	—
Shares redeemed	(84,745)	(1,846,240)	(406,340)	(9,121,459)

Net increase (decrease)	163,172	$3,753,871	(95,147)	$(2,082,119)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$626,779,632

Unrealized appreciation	$232,971,272
Unrealized depreciation	(43,943,022)

Net unrealized appreciation (depreciation)	$189,028,250

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $168,976,531 and $223,886,828, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
1,228,433	[a]Stereotaxis Inc., 144A	5/07/12	$412,876	$232,174
1,228,433	[a]Stereotaxis Inc., wts.,144A, 5/07/18	5/07/12	153,554	195,689

	Total Restricted Securities (0.05% of Net Assets)			$427,863

aThe Fund also invests in an unrestricted security of the issuer, valued at $132,594 as of June 30, 2012.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Small-Mid Cap Growth Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Securities:
Health Care	$98,138,660	$—	$427,863	$98,566,523
Other Equity Investments[a]	690,771,298	—	—	690,771,298
Short Term Investments	5,211,736	21,258,325	—	26,470,061

Total Investments in Securities	$794,121,694	$21,258,325	$427,863	$815,807,882

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s semiannual report for the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Strategic Income Securities Fund – Class 4 delivered a +5.58% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Strategic Income Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed the +2.37% total return of its benchmark, the Barclays U.S. Aggregate Index.1 The Fund also outperformed the +5.03% total return of its peers, as measured by the Lipper Multi-Sector Income Funds Classification Average.2

Economic and Market Overview

During the six months under review, uncertainty regarding the eurozone’s future continued to influence financial markets, and U.S. economic data appeared mixed. U.S. manufacturing indicators look to have weakened, employment gains slowed and wage growth was sluggish during the period. However, energy prices declined significantly over the period and housing data strengthened with new and existing home sales as well as house prices pointing toward a gradual strengthening trend, albeit from a low base. The U.S. consumer showed resilience as consumption remained steady even as consumer confidence declined.

The global economic recovery was mixed during the first half of 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to trail the pace of previous recoveries. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world either paused their monetary tightening cycles or reversed previous tightening efforts in response to the external environment. Positive economic data, including first-quarter year-over-year real gross domestic product growth of 2.0% in the U.S. and 8.1% in China, challenged more dire predictions of a severe global economic slowdown.3

1. Source: © 2012 Morningstar.

2. Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Sources: Bureau of Economic Analysis (U.S.); the website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

Fund Risks: All investments involve risks, including possible loss of principal. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Risks associated with higher yielding, lower rated securities (junk bonds) include higher risk of default and loss of principal. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal. Investments in foreign securities involve risks such as currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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Financial markets seemed to be largely influenced by politics, sentiment and uncertainty in the eurozone, and they were quick to discount the latest Greek election results. The June 2012 Federal Open Market Committee meeting concluded with the extension of its plan designed to boost the economy by driving down long-term interest rates (dubbed Operation Twist) but made no formal announcement of an additional round of quantitative easing. Increased liquidity creation, particularly from the European Central Bank’s Long-Term Refinancing Operation, and meaningful progress toward coordinated action to address persistent banking and structural economic issues alleviated investor fears of a disorderly sovereign credit event and the potential for financial contagion.

Overall, investor concerns about ongoing eurozone uncertainty, weak U.S. employment gains and a lack of broad public and political agreement on how to achieve U.S. deficit reduction drove the 10-year U.S. Treasury yield from 1.89% on December 31, 2011, to 1.67% on June 30, 2012. In the latter part of the period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

During the six-month period ended June 30, 2012, macroeconomic and political headlines continued to drive financial market volatility. Financial markets began to rally in the first quarter of 2012 from their second-half 2011 lows amid healthier U.S. economic data as well as eurozone liquidity backstop measures that helped ease concerns regarding the European banking system. Consequently, during the first quarter the risk aversion that had driven down financial markets in the second half of 2011 had

*Includes short-term foreign government securities.

**Includes unrealized gains/losses on forward currency contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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largely dissipated, allowing stock markets to rally as indicated by the Standard & Poor’s® 500 Index’s (S&P 500®’s) 12.59% gain in the first quarter.1 However, weaker economic data along with renewed concerns regarding the eurozone again pressured financial markets in the second quarter of 2012, and the S&P 500 fell 2.75%.1 Given investors’ generally more tempered view toward domestic economic growth and seemingly little concern regarding domestic inflationary pressures, U.S. longer term rates further declined during the period. As a result of this decline in long-dated U.S. Treasury rates, most fixed income sectors delivered positive total returns during the period. Strong performance during the first quarter of the year led many of the spread sectors to outperform the U.S. Treasury market for the full six-month period. Similarly, while the U.S. dollar strengthened compared to the euro and yen during the six-month period in review, a rebound in certain international fixed income currency markets drove relative outperformance from that sector during the period.

In this environment, the Fund posted a positive total return, outpacing the performance of the Barclays U.S. Aggregate Index as well as the Lipper Multi-Sector Income Funds Classification Average. The Fund’s higher exposure to high yield credit sectors positively impacted performance compared to the index. Compared to the Lipper peer average, the Fund’s higher exposure to certain non-U.S. dollar holdings also boosted returns.

While financial market volatility contributed to spread widening in the corporate credit sectors during the second quarter of 2012, overall corporate credit fundamentals remained fairly supportive during the six-month reporting period. Many companies have built up significant liquidity over the past few years and extended debt maturities given the relative openness of the new-issue debt markets. Major banks, particularly in the U.S., raised their capital ratios materially since 2008. Although the pace of gains began to slow as operating margins reached historical highs, improvements in corporate earnings furthered credit improvement. Nonetheless, the slowdown in eurozone economic growth is likely to be a headwind for certain corporates during the second half of 2012, and global default rates have begun to edge higher. Overall, however, with an expectation for positive U.S. economic growth and a soft landing in China, and considering spread valuations in line to somewhat cheap compared to historical averages, the Fund’s largest sector weighting remained in corporate bonds. During the period the Fund incrementally added to its leveraged bank loan and investment-grade corporate weighting, while maintaining its largest weighting in high yield corporate bonds. Within investment-grade corporate bonds, the Fund’s exposure was largely in financials, which offered a yield spread pick-up relative to the overall sector.4

4. The financials sector comprises banks, diversified financials, insurance and real estate in the SOI.

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In the global markets, many of the currencies under pressure during the second half of 2011 experienced a rebound during the reporting period, particularly during the first four months of 2012. Non-U.S. dollar holdings in Mexico, the Philippines and Singapore performed well. The Fund’s long currency positions in Sweden and Poland also outperformed the euro, which the Fund sold forward as a proxy hedge. On the other hand, currency positions in countries such as Brazil and India underperformed as those currencies declined in value. We maintained only a modest weighting in hard currency (U.S. dollar and euro) emerging market sovereign bonds, given valuations that remained somewhat rich to longer term averages.

The continued decline in longer term U.S. Treasury yields drove positive returns for the more interest rate-sensitive sectors of the domestic fixed income market, with the longest maturity bonds generally delivering the greatest total returns. Given their higher current yield, offset by their shorter effective maturities, agency mortgage-backed securities generally performed in line with Treasuries. While the slack in the U.S. economy could keep longer term inflationary pressures subdued, with five- to 10-year Treasury yields lower than the inflation rate, we did not find significant value in fixed income U.S. government securities at recent yield levels. Consequently, we maintained a relatively low weighting in these sectors, while favoring the higher current yield of agency mortgages relative to Treasuries. Commercial mortgage-backed securities (CMBS) generally performed well in the first half of 2012, with healthy demand for CMBS. The Fund modestly added exposure to certain less highly rated (by the national rating agencies) CMBS tranches while reducing exposure to higher priced CMBS, favoring the yield pickup in those less highly rated securities. Given the longer maturity profile for the Fund’s municipal bond holdings, with a combination of a decline in long-term U.S. rates and healthy sector performance over the past year, the Fund continued to pare its municipal bond holdings.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,055.80	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.94%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.55	$12.99	$12.28	$10.58	$12.78	$12.73

Income from investment operations[a]:
Net investment income[b]	0.34	0.69	0.72	0.70	0.69	0.73
Net realized and unrealized gains (losses)	0.38	(0.32)	0.61	1.95	(1.99)	0.04

Total from investment operations	0.72	0.37	1.33	2.65	(1.30)	0.77

Less distributions from:
Net investment income and net foreign currency gains	(0.93)	(0.81)	(0.62)	(0.95)	(0.87)	(0.68)
Net realized gains	(0.02)	—	—	—	(0.03)	(0.04)

Total distributions	(0.95)	(0.81)	(0.62)	(0.95)	(0.90)	(0.72)

Net asset value, end of period	$12.32	$12.55	$12.99	$12.28	$10.58	$12.78

Total return[c]	5.82%	2.78%	11.21%	26.11%	(11.03)%	6.20%
Ratios to average net assets[d]
Expenses	0.59%	0.60% [e]	0.59% [e]	0.58% [e]	0.61% [e]	0.62% [e]
Net investment income	5.23%	5.36%	5.71%	6.13%	5.83%	5.72%

Supplemental data
Net assets, end of period (000’s)	$1,032,236	$1,043,690	$1,195,149	$1,173,313	$903,358	$1,086,850
Portfolio turnover rate	24.60%	55.65%	56.46%	56.19%	47.68%	46.88%
Portfolio turnover rate excluding mortgage dollar rolls[f]	24.60%	55.65%	56.46%	56.19%	47.68%	46.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.27	$12.72	$12.05	$10.41	$12.60	$12.56

Income from investment operations[a]:
Net investment income[b]	0.31	0.64	0.68	0.66	0.65	0.69
Net realized and unrealized gains (losses)	0.37	(0.30)	0.59	1.91	(1.96)	0.05

Total from investment operations	0.68	0.34	1.27	2.57	(1.31)	0.74

Less distributions from:
Net investment income and net foreign currency gains	(0.90)	(0.79)	(0.60)	(0.93)	(0.85)	(0.66)
Net realized gains	(0.02)	—	—	—	(0.03)	(0.04)

Total distributions	(0.92)	(0.79)	(0.60)	(0.93)	(0.88)	(0.70)

Net asset value, end of period	$12.03	$12.27	$12.72	$12.05	$10.41	$12.60

Total return[c]	5.64%	2.57%	10.91%	25.75%	(11.24)%	5.91%
Ratios to average net assets[d]
Expenses	0.84%	0.85% [e]	0.84% [e]	0.83% [e]	0.86% [e]	0.87% [e]
Net investment income	4.98%	5.11%	5.46%	5.88%	5.58%	5.47%

Supplemental data
Net assets, end of period (000’s)	$137,230	$123,749	$101,347	$68,240	$33,155	$24,613
Portfolio turnover rate	24.60%	55.65%	56.46%	56.19%	47.68%	46.88%
Portfolio turnover rate excluding mortgage dollar rolls[f]	24.60%	55.65%	56.46%	56.19%	47.68%	46.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(g) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.44	$12.88	$12.20	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.31	0.64	0.67	0.66	0.53
Net realized and unrealized gains (losses)	0.38	(0.31)	0.60	1.94	(1.93)

Total from investment operations	0.69	0.33	1.27	2.60	(1.40)

Less distributions from:
Net investment income and net foreign currency gains	(0.89)	(0.77)	(0.59)	(0.94)	(0.87)
Net realized gains	(0.02)	—	—	—	(0.03)

Total distributions	(0.91)	(0.77)	(0.59)	(0.94)	(0.90)

Net asset value, end of period	$12.22	$12.44	$12.88	$12.20	$10.54

Total return[d]	5.58%	2.46%	10.88%	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses	0.94%	0.95% [f]	0.94% [f]	0.93% [f]	0.96% [f]
Net investment income	4.88%	5.01%	5.36%	5.78%	5.48%

Supplemental data
Net assets, end of period (000’s)	$202,257	$188,786	$188,178	$162,074	$59,766
Portfolio turnover rate	24.60%	55.65%	56.46%	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund	Country	Shares	Value
Common Stocks 0.6%
Consumer Durables & Apparel 0.1%
[a,b]Comfort Co. Inc.	United States	13,427	$720,359

Consumer Services 0.1%
[a,c,d]Turtle Bay Resort	United States	1,901,449	1,711,304

Media 0.4%
[a]MGM Holdings Inc., A	United States	216,185	5,458,671

Total Common Stocks (Cost $8,590,364)			7,890,334

Preferred Stocks (Cost $865,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	34,600	832,130

		Principal Amount*
Corporate Bonds 37.2%
Automobiles & Components 0.7%
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	1,400,000	1,111,250
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	United States	500,000	556,940
6.625%, 8/15/17	United States	1,000,000	1,139,224
5.00%, 5/15/18	United States	1,000,000	1,064,922
8.125%, 1/15/20	United States	1,200,000	1,471,057
5.75%, 2/01/21	United States	600,000	661,050
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	3,000,000	3,191,250

			9,195,693

Banks 1.4%
[e]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	3,500,000	3,603,985
CIT Group Inc., senior note,
[e]144A, 7.00%, 5/02/17	United States	2,303,465	2,310,664
[e]144A, 6.625%, 4/01/18	United States	500,000	542,500
5.375%, 5/15/20	United States	1,600,000	1,633,000
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	4,500,000	4,583,233
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000	1,122,500
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	2,500,000	2,706,250
5.75%, 6/15/15	United States	300,000	315,750
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	2,400,000	2,685,240

			19,503,122

Capital Goods 1.0%
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,500,000	3,150,000
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	2,000,000	2,200,000
8.50%, 11/01/20	United States	1,500,000	1,627,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	3,000,000	3,202,500
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	3,000,000	3,270,000

			13,450,000

Commercial & Professional Services 0.3%
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	4,000,000	4,230,000

Consumer Durables & Apparel 0.8%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	3,000,000	3,375,000

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Durables & Apparel (continued)
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	2,400,000		$2,490,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	2,000,000		2,160,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	3,500,000		3,491,250

				11,516,250

Consumer Services 2.0%
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	1,432,000		1,643,220
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,900,000		3,088,500
[e,f]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		1,563
[e]Gala Group Finance Ltd., senior secured bond, 144A, 8.875%, 9/01/18	United Kingdom	2,000,000	GBP	2,760,535
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	5,000,000		5,481,250
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	4,500,000		4,657,500
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	1,500,000		1,638,750
senior sub. note, 7.75%, 4/01/22	United States	400,000		428,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	1,500,000		1,627,500
[e]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	2,000,000		1,540,000
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.75%, 5/15/18	United States	2,000,000		2,327,130
7.15%, 12/01/19	United States	500,000		590,402
Universal City Development,
senior note, 8.875%, 11/15/15	United States	1,286,000		1,378,125
senior sub. note, 10.875%, 11/15/16	United States	284,000		334,139

				27,497,114

Diversified Financials 4.0%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	2,500,000		2,818,750
Bank of America Corp.,
[g]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	4,500,000		4,727,520
senior note, 5.65%, 5/01/18	United States	1,500,000		1,606,731
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	3,000,000		3,066,603
Citigroup Inc.,
senior note, 6.125%, 11/21/17	United States	1,500,000		1,664,573
senior note, 5.375%, 8/09/20	United States	1,000,000		1,083,094
sub. note, 5.00%, 9/15/14	United States	3,000,000		3,077,109
General Electric Capital Corp.,
senior note, A, 8.50%, 4/06/18	United States	64,000,000	MXN	5,012,606
sub. note, 5.30%, 2/11/21	United States	1,000,000		1,125,134
GMAC Inc.,
senior note, 6.875%, 8/28/12	United States	2,000,000		2,015,000
sub. note, 8.00%, 12/31/18	United States	900,000		1,001,250
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	1,000,000		1,148,385
[e]senior secured note, 144A, 6.75%, 9/01/16	United States	3,500,000		3,780,000
JPMorgan Chase & Co.,
6.00%, 1/15/18	United States	1,500,000		1,724,669
senior note, 4.25%, 10/15/20	United States	2,500,000		2,632,707
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	3,000,000		3,015,000
[e]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	3,000,000		3,259,515
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	2,000,000		2,178,854
Moody’s Corp., senior note, 5.50%, 9/01/20	United States	2,600,000		2,817,209
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	3,000,000		3,103,515

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
Morgan Stanley, senior note, (continued)
5.50%, 7/24/20	United States	1,500,000	$1,470,845
5.50%, 7/28/21	United States	800,000	790,151
[e]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	600,000	627,000
5.875%, 3/15/22	United States	600,000	628,500

			54,374,720

Energy 6.8%
Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	1,500,000	1,286,250
6.25%, 6/01/21	United States	2,000,000	1,700,000
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	2,500,000	2,775,000
7.25%, 8/01/19	United States	300,000	312,000
Arch Coal Inc., senior note,
7.00%, 6/15/19	United States	800,000	680,000
7.25%, 6/15/21	United States	2,000,000	1,685,000
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	2,500,000	2,681,250
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	2,000,000	2,232,500
8.25%, 9/01/21	United States	1,000,000	1,062,500
[e]144A, 7.625%, 11/15/22	United States	300,000	305,250
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	3,500,000	3,438,750
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	300,000	307,500
6.625%, 8/15/20	United States	4,000,000	3,980,000
6.125%, 2/15/21	United States	1,500,000	1,458,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., senior note, 6.125%, 7/15/22	United States	700,000	689,500
Compagnie Generale de Geophysique-Veritas, senior note,
7.75%, 5/15/17	France	2,100,000	2,174,813
6.50%, 6/01/21	France	2,000,000	2,010,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	1,500,000	1,563,750
8.25%, 4/01/20	United States	1,500,000	1,582,500
6.375%, 3/01/21	United States	200,000	189,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	3,500,000	3,703,437
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	2,300,000	2,532,824
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,500,000	3,858,750
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	900,000	966,327
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	3,000,000	3,225,000
[h]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	2,000,000	2,142,452
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,113,000	2,996,263
[e]Gaz Capital SA,
GAZPROM, loan participation, senior note, 144A, 5.092%, 11/29/15	Russia	3,000,000	3,164,565
OJSC GAZPROM, loan participation, senior note, 144A, 6.51%, 3/07/22	Russia	500,000	556,880
[e]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,500,000	3,657,500
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	3,000,000	3,247,500
7.75%, 2/01/21	United States	1,000,000	1,050,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,754,000	1,780,310
Offshore Group Investment Ltd., senior secured note,
[e]first lien, 144A, 11.50%, 8/01/15	United States	900,000	981,000
11.50%, 8/01/15	United States	2,100,000	2,289,000

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
[e]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	2,100,000		$2,105,250
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	2,500,000		2,543,750
[e]144A, 6.00%, 11/15/18	United States	700,000		700,000
[e]144A, 6.25%, 11/15/21	United States	1,000,000		995,000
[e]Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A, 8.375%, 6/01/20	United States	1,400,000		1,428,000
[c,e,f]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,100,000		262,500
Plains Exploration & Production Co., senior note,
7.625%, 6/01/18	United States	3,000,000		3,202,500
6.125%, 6/15/19	United States	600,000		606,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	3,000,000		2,820,000
9.125%, 8/15/19	United States	500,000		437,500
[e]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,500,000		3,486,875
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	1,000,000		1,047,500
[e]144A, 8.00%, 6/01/18	United States	3,000,000		3,052,500
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	2,000,000		2,075,000

				93,028,496

Food & Staples Retailing 0.5%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	2,200,000		2,436,500
8.00%, 8/15/20	United States	1,300,000		1,478,750
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	3,500,000		3,385,277

				7,300,527

Food, Beverage & Tobacco 1.8%
[e]Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	2,500,000	EUR	3,341,975
[e]Campofrio Food Group SA, senior note, 144A, 8.25%, 10/31/16	Spain	3,000,000	EUR	3,739,848
[e]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Russia	1,800,000		1,146,375
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	1,300,000		1,456,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	4,000,000		4,055,000
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	1,500,000		1,710,000
[e]144A, 8.25%, 2/01/20	United States	1,500,000		1,462,500
[e]Kraft Foods Inc., senior bond, 144A, 3.50%, 6/06/22	United States	3,000,000		3,087,504
Pinnacle Foods Finance LLC/Corp., senior note, 9.25%, 4/01/15	United States	2,500,000		2,581,250
[e]Refresco Group BV, senior secured sub. bond, 144A, 7.375%, 5/15/18	Netherlands	2,000,000	EUR	2,391,984

				24,972,436

Health Care Equipment & Services 1.4%
Amerigroup Corp., senior note, 7.50%, 11/15/19	United States	2,500,000		2,700,000
CHS/Community Health Systems Inc., senior note,
8.875%, 7/15/15	United States	1,125,000		1,155,937
8.00%, 11/15/19	United States	2,100,000		2,236,500
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	2,500,000		2,621,875
HCA Inc., senior note, 6.50%, 2/15/16	United States	800,000		866,000
senior note, 7.50%, 2/15/22	United States	2,000,000		2,185,000
senior secured bond, 7.25%, 9/15/20	United States	300,000		331,500
senior secured note, 5.875%, 3/15/22	United States	1,900,000		1,990,250
[e]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	2,800,000		2,992,500

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	2,500,000		$2,568,750
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	30,000		20,100

				19,668,412

Insurance 0.5%
[h]MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66	United States	3,500,000		3,473,750
[e,h]Mitsui Sumitomo Insurance Co. Ltd., sub. note, 144A, FRN, 7.00%, 3/15/72	Japan	3,000,000		3,137,535

				6,611,285

Materials 3.5%
ArcelorMittal, senior note,
5.50%, 3/01/21	Luxembourg	4,000,000		3,802,520
6.25%, 2/25/22	Luxembourg	1,000,000		983,020
[e]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	4,000,000		3,590,000
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	2,000,000		1,775,000
[e]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	700,000		710,062
6.00%, 4/01/17	Australia	500,000		499,850
6.875%, 2/01/18	Australia	3,000,000		3,041,250
Huntsman International LLC, senior sub. note, 8.625%, 3/15/21	United States	1,100,000		1,245,750
[e]Ineos Finance PLC, senior secured note, 144A,
9.00%, 5/15/15	United Kingdom	300,000		318,000
9.25%, 5/15/15	United Kingdom	100,000	EUR	135,407
8.375%, 2/15/19	United Kingdom	200,000		206,625
7.50%, 5/01/20	United Kingdom	300,000		302,812
[e]Ineos Group Holdings Ltd., senior note, 144A, 7.875%, 2/15/16	United Kingdom	1,500,000	EUR	1,656,354
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000		1,383,750
[e]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	2,700,000		2,686,500
[e]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	3,000,000	EUR	3,366,034
[e]Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,250,000	EUR	2,924,129
[e]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	3,000,000		3,150,000
[c,f]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	3,500,000		2,292,500
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	1,500,000		1,612,500
8.75%, 12/15/20	Canada	1,600,000		1,732,000
[e]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	United States	3,500,000		3,447,500
senior note, 144A, 9.875%, 8/15/19	United States	100,000		103,875
senior note, 144A, 8.25%, 2/15/21	United States	500,000		475,000
senior secured note, 144A, 7.125%, 4/15/19	United States	1,000,000		1,052,500
[e]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,120,000
8.375%, 9/15/21	United States	500,000		567,500
[e]Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	4,000,000		4,143,796

				48,324,234

Media 3.6%
[e]AMC Networks Inc., senior note, 144A, 7.75%, 7/15/21	United States	1,300,000		1,439,750
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	500,000		560,000
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	1,500,000		1,676,250
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
8.125%, 4/30/20	United States	900,000		1,008,000

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, (continued)
6.50%, 4/30/21	United States	2,000,000		$2,140,000
[e]Cet 21 Spol SRO, senior secured note, 144A, 9.00%, 11/01/17	Czech Republic	300,000	EUR	399,613
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	4,700,000		4,112,500
[e]Clear Channel Worldwide Holdings Inc., senior sub. note, 144A, 7.625%,
3/15/20	United States	1,300,000		1,277,250
3/15/20	United States	200,000		192,500
CSC Holdings Inc.,
senior deb., 7.625%, 7/15/18	United States	1,500,000		1,683,750
[e]senior note, 144A, 6.75%, 11/15/21	United States	2,000,000		2,140,000
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21	United States	2,000,000		2,132,390
DISH DBS Corp., senior note,
7.75%, 5/31/15	United States	500,000		557,500
7.125%, 2/01/16	United States	4,000,000		4,410,000
6.75%, 6/01/21	United States	500,000		542,500
[e]144A, 5.875%, 7/15/22	United States	500,000		507,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	2,000,000		2,160,000
[e]Nara Cable Funding Ltd., senior note, 144A, 8.875%, 12/01/18	Spain	800,000		692,000
[i]Radio One Inc., senior sub. note, PIK, 15.00%, 5/24/16	United States	2,280,619		1,799,005
[e,f]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	2,000,000	EUR	1,645,280
Time Warner Inc.,
7.625%, 4/15/31	United States	2,500,000		3,241,240
senior bond, 3.40%, 6/15/22	United States	500,000		505,685
[e]Unitymedia Hessen/NRW, senior secured note, 144A, 9.50%, 3/15/21	Germany	1,500,000	EUR	2,068,069
[e]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	1,000,000		1,035,000
7.875%, 11/01/20	United States	2,500,000		2,687,500
[e]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,500,319
[e]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000		506,563
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	2,000,000		2,190,000
[e]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	2,500,000	EUR	3,446,782

				49,256,946

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
[e]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	2,000,000	EUR	2,784,320
Endo Health Solutions Inc., senior note, 7.00%, 7/15/19	United States	2,000,000		2,185,000
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	3,300,000		3,564,000
Gilead Sciences Inc., senior note,
4.50%, 4/01/21	United States	2,000,000		2,228,220
4.40%, 12/01/21	United States	1,000,000		1,106,721
[e]inVentiv Health Inc., senior note, 144A, 10.00%,
8/15/18	United States	1,200,000		1,032,000
8/15/18	United States	1,100,000		951,500
[e]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	500,000		563,125

				14,414,886

Real Estate 0.1%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,000,000		1,995,000

Retailing 1.2%
[e]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	2,500,000		2,725,000
[e,h]Edcon Pty. Ltd., senior secured note, 144A, FRN, 3.912%, 6/15/14	South Africa	3,000,000	EUR	3,467,731
[e]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	2,300,000	GBP	3,095,807
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	3,500,000		3,710,000

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Retailing (continued)
[e]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	3,000,000		$3,292,500

				16,291,038

Semiconductors & Semiconductor Equipment 0.5%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	800,000		872,000
7.75%, 8/01/20	United States	900,000		994,500
Freescale Semiconductor Inc.,
senior note, 8.875%, 12/15/14	United States	660,000		681,450
senior note, 8.05%, 2/01/20	United States	1,600,000		1,588,000
senior note, 10.75%, 8/01/20	United States	1,382,000		1,492,560
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	500,000		537,500

				6,166,010

Software & Services 1.2%
[e,j]Ceridian Corp., 144A, 8.875%, 7/15/19	United States	600,000		622,500
First Data Corp., senior bond, 12.625%, 1/15/21	United States	300,000		301,875
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	4,500,000		4,522,500
[e]Lawson Software Inc., senior note, 144A, 9.375%, 4/01/19	United States	700,000		750,750
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	2,500,000		1,793,750
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	800,000		808,000
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	United States	3,000,000		3,210,000
West Corp., senior note, 7.875%, 1/15/19	United States	3,500,000		3,675,000
[e]Zayo Escrow Corp., first lien, 144A, 8.125%, 1/01/20	United States	1,000,000		1,050,000

				16,734,375

Technology Hardware & Equipment 0.5%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	3,800,000		4,066,000
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	3,000,000		3,187,500

				7,253,500

Telecommunication Services 2.7%
CenturyLink Inc., senior note,
6.00%, 4/01/17	United States	3,000,000		3,191,727
6.45%, 6/15/21	United States	1,000,000		1,043,049
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	3,500,000		3,360,000
[e]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,500,000		2,537,500
[e]Digicel Ltd., senior note, 144A, 8.25%, 9/01/17	Jamaica	300,000		308,250
[e]eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	1,400,000		1,288,000
8.375%, 4/01/18	Japan	600,000	EUR	664,440
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	3,500,000		3,727,500
8.75%, 4/15/22	United States	1,500,000		1,582,500
Intelsat Jackson Holdings SA, senior note,
11.25%, 6/15/16	Luxembourg	1,185,000		1,244,250
7.50%, 4/01/21	Luxembourg	2,000,000		2,125,000
[e]144A, 7.25%, 10/15/20	Luxembourg	1,600,000		1,692,000
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	700,000		723,625
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	2,500,000		2,606,250
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	4,000,000		4,120,000

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Nextel Corp., senior note, (continued)
[e]144A, 9.00%, 11/15/18	United States	2,000,000		$2,240,000
[e]144A, 7.00%, 3/01/20	United States	800,000		834,000
[e]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,500,000		2,865,625
[e,i]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	640,321	EUR	559,471

				36,713,187

Transportation 0.6%
[e,f]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	3,000,000		2,850,000
[e]Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	300,000		314,250
8.375%, 12/01/17	United Kingdom	1,500,000		1,459,688
11.50%, 4/01/18	United Kingdom	1,000,000		927,500
[e]Hertz Corp., senior note, 144A, 6.75%, 4/15/19	United States	2,000,000		2,090,000

				7,641,438

Utilities 1.0%
[e]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	1,100,000		1,218,250
7.50%, 2/15/21	United States	2,500,000		2,712,500
7.875%, 1/15/23	United States	500,000		547,500
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	2,000,000		2,478,444
[e]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	3,000,000		2,979,375
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, [e]144A, 11.50%, 10/01/20	United States	4,600,000		3,162,500
B, 15.00%, 4/01/21	United States	1,830,000		631,350

				13,729,919

Total Corporate Bonds (Cost $499,634,693)				509,868,588

[h,k]Senior Floating Rate Interests 17.3%
Automobiles & Components 0.1%
August Lux U.K. Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	532,023		532,023
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	409,610		409,610
Federal-Mogul Corp.,
Tranche B Term Loan, 2.178% - 2.188%, 12/27/14	United States	415,296		396,175
Tranche C Term Loan, 2.178% - 2.188%, 12/27/15	United States	211,886		202,130

				1,539,938

Capital Goods 1.1%
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	1,243,704		1,245,570
[j]RBS Global Inc. (Rexnord), Term B Loan, 5.00%, 4/01/18	United States	4,028,902		4,054,921
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	2,345,433		2,348,130
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17	United States	3,594,437		3,616,902
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/21/16	United States	2,098,041		2,099,788
TransDigm Inc.,
Tranche B1 Term Loan, 4.00%, 2/14/17	United States	1,809,040		1,810,547
Tranche B2 Term Loan, 4.00%, 2/14/17	United States	510,137		508,861

				15,684,719

Commercial & Professional Services 1.2%
ARAMARK Corp.,
Extended Synthetic L/C, 3.346%, 7/26/16	United States	186,538		185,101

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[h,k]Senior Floating Rate Interests (continued)
Commercial & Professional Services (continued)
ARAMARK Corp., (continued)
Extended US Term Loan B-3, 3.495% - 3.711%, 7/26/16	United States	1,138,629	$1,129,853
Synthetic L/C-3, 3.346%, 7/26/16	United States	91,726	90,923
Term Loan B Extended, 3.495%, 7/26/16	United States	2,834,838	2,812,987
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	1,187,270	1,175,397
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	502,938	499,795
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	5,573,824	5,492,490
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	5,314,146	5,330,089

			16,716,635

Consumer Durables & Apparel 0.3%
[b,i]Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	1,161,736	1,161,736
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	3,675,384	3,565,122

			4,726,858

Consumer Services 1.6%
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	2,295,714	2,298,584
Burger King Holdings Inc., Tranche B Term Loan, 4.50%, 10/19/16	United States	8,284,169	8,259,971
DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	2,714,165	2,705,118
Revel AC Inc., Tranche B Loan, 9.00%, 2/17/17	United States	1,206,407	1,037,510
[c,i]Turtle Bay Holdings LLC,
Term Loan A, PIK, 10.25%, 3/01/13	United States	2,062,925	2,011,352
Term Loan B, PIK, 3.00%, 2/09/15	United States	4,096,039	3,297,312
Weight Watchers International Inc., Term F Loan, 3.75%, 3/15/19	United States	1,322,339	1,295,231
[j]Wendy’s International Inc., Closing date Term Loan, 4.75%, 5/15/19	United States	1,379,064	1,371,882

			22,276,960

Diversified Financials 0.9%
Asurion LLC, Second Lien Term Loan, 9.00%, 5/24/19	United States	3,651,257	3,744,820
MoneyGram Payment Systems Worldwide Inc.,
Term Loan, 4.25%, 11/18/17	United States	3,357,159	3,319,391
Tranche B-1 Loan, 4.25%, 11/18/17	United States	1,078,823	1,066,686
TransUnion LLC/TransUnion FICO, Term Loan, 5.50%, 2/10/18	United States	3,830,308	3,839,884

			11,970,781

Energy 0.3%
Arch Coal Inc., Term Loan B, 5.75%, 5/16/18	United States	3,712,107	3,653,111

Food, Beverage & Tobacco 0.6%
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	8,434,949	8,318,968

Health Care Equipment & Services 2.1%
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	5,625,945	5,601,332
Community Health Systems Inc.,
Extended Term Loan, 3.961% - 3.967%, 1/25/17	United States	6,114,635	6,024,346
Term Loan, 2.495% - 2.717%, 7/25/14	United States	2,543,553	2,511,043
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	1,973,890	1,983,759
HCA Inc., Tranche B-2 Term Loan, 3.711%, 3/31/17	United States	8,318,841	8,099,731
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	4,357,005	4,304,359

			28,524,570

Materials 2.9%
[j]American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	3,893,001	3,695,108
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	United States	5,813,900	5,806,633
Consolidated Container Co. LLC, Second Lien Term Loan, 5.75%, 9/28/14	United States	1,686,399	1,680,075

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[h,k]Senior Floating Rate Interests (continued)
Materials (continued)
[j]Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	3,115,586	$3,054,832
[c]NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	3,410,423	3,448,790
PL Propylene LLC, Tranche B Term Loan, 7.00%, 3/27/17	United States	2,317,593	2,343,666
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	United States	247,452	250,081
Reynolds Group Holdings Inc.,
Tranche B Term Loan, 6.50%, 2/09/18	United States	2,854,501	2,876,703
Tranche C Term Loan, 6.50%, 8/09/18	United States	4,927,779	4,966,108
Road Infrastructure Investment LLC, Second Lien Term Loan, 10.25%, 9/30/18	United States	5,707,888	5,693,618
Tronox Pigments (Netherlands) BV,
Closing Date Term Loan, 4.25%, 2/08/18	Netherlands	1,392,303	1,372,725
Delayed Draw Term Loan, 4.25%, 2/08/18	Netherlands	379,719	373,667
Walter Energy Inc., B Term Loan, 4.00%, 4/01/18	United States	4,478,059	4,394,096

			39,956,102

Media 2.7%
Atlantic Broadband Finance LLC, Second Lien Term Loan, 9.75%, 10/04/19	United States	1,892,400	1,877,418
Cinemark USA Inc., Extended Term Loan, 3.50% - 3.72%, 4/30/16	United States	1,899,045	1,891,924
Clear Channel Communications Inc.,
Tranche A Term Loan, 3.645%, 5/13/14	United States	1,893,112	1,723,915
Tranche B Term Loan, 3.895%, 1/29/16	United States	5,014,627	4,001,517
CSC Holdings Inc. (Cablevision), Incremental T-2 Extended TL, 1.995%, 3/29/16	United States	4,952,553	4,917,474
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	5,450,000	5,463,625
[j]Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	1,433,484	1,437,068
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	195,333	86,630
Regal Cinemas Corp., Term Loan, 3.245% - 3.461%, 8/23/17	United States	2,886,382	2,864,734
Sinclair Television Group Inc., New Tranche B Term Loan, 4.00%, 10/29/16	United States	1,041,357	1,039,187
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19	Canada	2,650,635	2,627,442
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	2,769,495	2,771,226
Univision Communications Inc., Extended First Lien Term Loan, 4.495%, 3/31/17	United States	2,141,315	2,022,875
UPC Financing Partnership,
Term Loan T, 3.739%, 12/31/16	Netherlands	2,935,799	2,902,771
Term Loan X, 3.739%, 12/31/17	Netherlands	1,384,751	1,360,518

			36,988,324

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Valeant Pharmaceuticals International Inc.,
Series A Tranche B Term Loan, 4.75%, 2/13/19	Canada	1,850,003	1,826,415
Series B Tranche B Term Loan, 6.00%, 2/13/19	Canada	615,000	602,700
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	1,310,145	1,306,168
Warner Chilcott Corp., Term B-1 Loan, 4.25%, 3/15/18	United States	2,620,291	2,612,335
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	1,801,450	1,795,981

			8,143,599

Retailing 0.8%
BJ’s Wholesale Club Inc.,
Replacement Loans, 5.25%, 9/30/18	United States	6,032,976	6,057,488
Second Lien Term Loan, 10.00%, 3/30/19	United States	4,648,792	4,794,067
Savers Inc., Term Loan B, 7.25%, 7/09/19	United States	500,000	500,000

			11,351,555

Software & Services 0.7%
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	Netherlands	4,207,997	4,144,877
Fidelity National Information Services Inc., Term A-2 Loans, 2.489%, 7/18/14	United States	330,313	330,519

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
[h,k]Senior Floating Rate Interests (continued)
Software & Services (continued)
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.866% - 4.091%, 2/28/16	United States	2,942,137		$2,920,807
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,832,000		1,822,840

				9,219,043

Technology Hardware & Equipment 0.1%
Flextronics International USA Inc.,
A Closing Date Loan, 2.489% - 2.495%, 10/01/14	United States	95,629		93,896
A-1-A Delayed Draw Term Loan, 2.495%, 10/01/14	United States	27,480		27,111
A-1-B Delayed Draw TL, 2.495%, 10/01/14	United States	196,420		192,860
A-2 Delayed Draw Term Loan, 2.495%, 10/01/14	United States	673,510		661,302
A-3 Delayed Draw Term Loan, 2.489%, 10/01/14	United States	214,700		211,816

				1,186,985

Telecommunication Services 0.6%
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	Luxembourg	8,743,722		8,716,354

Transportation 0.7%
[j]Avis Budget Car Rental LLC, Tranche C Term Loan, 4.25%, 3/15/19	United States	3,092,073		3,085,632
Evergreen International Aviation Inc., Term Loan, 11.50%, 6/30/15	United States	1,120,226		971,796
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,736,300		1,666,848
Tranche B Term Loan, 3.75%, 3/11/18	United States	3,347,280		3,313,807

				9,038,083

Total Senior Floating Rate Interests (Cost $237,913,875)				238,012,585

Foreign Government and Agency Securities 22.3%
[e]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	Egypt	2,000,000		1,928,260
[h,l]Government of Argentina, senior bond, FRN, 0.785%, 8/03/12	Argentina	23,000,000		2,770,697
Government of Australia, senior bond, 6.50%, 5/15/13	Australia	5,700,000	AUD	6,016,833
Government of Hungary,
5.50%, 2/12/14	Hungary	1,443,700,000	HUF	6,221,173
5.50%, 2/12/16	Hungary	1,864,700,000	HUF	7,754,026
6.50%, 6/24/19	Hungary	206,000,000	HUF	850,259
7.50%, 11/12/20	Hungary	312,600,000	HUF	1,355,554
senior note, 6.25%, 1/29/20	Hungary	5,507,000		5,414,069
senior note, 6.375%, 3/29/21	Hungary	1,550,000		1,526,750
[e]Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	1,890,000		1,858,239
Government of Indonesia,
FR19, 14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,118,476
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,852,005
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	216,263
FR34, 12.80%, 6/15/21	Indonesia	37,155,000,000	IDR	5,754,722
FR42, 10.25%, 7/15/27	Indonesia	2,000,000,000	IDR	283,737
FR44, 10.00%, 9/15/24	Indonesia	9,300,000,000	IDR	1,268,265
Government of Ireland,
4.60%, 4/18/16	Ireland	383,000	EUR	473,843
5.90%, 10/18/19	Ireland	2,228,000	EUR	2,765,758
4.50%, 4/18/20	Ireland	1,987,000	EUR	2,254,031
5.00%, 10/18/20	Ireland	3,562,000	EUR	4,151,930
senior bond, 4.50%, 10/18/18	Ireland	748,000	EUR	871,981
senior bond, 4.40%, 6/18/19	Ireland	3,338,000	EUR	3,819,964
senior bond, 5.40%, 3/13/25	Ireland	2,534,000	EUR	2,948,111

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Israel,
5.00%, 3/31/13	Israel	4,370,000	ILS	$1,140,687
3.50%, 9/30/13	Israel	16,505,000	ILS	4,287,246
Government of Malaysia, senior bond,
2.509%, 8/27/12	Malaysia	19,455,000	MYR	6,131,654
3.702%, 2/25/13	Malaysia	20,473,000	MYR	6,487,284
3.70%, 5/15/13	Malaysia	2,695,000	MYR	855,317
3.21%, 5/31/13	Malaysia	15,055,000	MYR	4,758,762
3.461%, 7/31/13	Malaysia	14,715,000	MYR	4,665,377
8.00%, 10/30/13	Malaysia	50,000	MYR	16,793
5.094%, 4/30/14	Malaysia	2,290,000	MYR	749,193
3.814%, 2/15/17	Malaysia	11,400,000	MYR	3,692,845
4.24%, 2/07/18	Malaysia	600,000	MYR	198,454
Government of Mexico,
9.00%, 12/20/12	Mexico	58,000	[m] MXN	443,631
9.00%, 6/20/13	Mexico	1,074,360	[m] MXN	8,387,470
8.00%, 12/19/13	Mexico	1,062,700	[m] MXN	8,352,538
7.00%, 6/19/14	Mexico	120,000	[m] MXN	939,338
9.50%, 12/18/14	Mexico	283,300	[m] MXN	2,362,878
8.00%, 12/17/15	Mexico	140,000	[m] MXN	1,157,428
Government of Poland,
5.25%, 4/25/13	Poland	7,895,000	PLN	2,380,729
5.00%, 10/24/13	Poland	3,845,000	PLN	1,159,860
5.75%, 4/25/14	Poland	32,105,000	PLN	9,830,994
5.50%, 4/25/15	Poland	5,975,000	PLN	1,836,820
6.25%, 10/24/15	Poland	15,760,000	PLN	4,965,348
5.75%, 9/23/22	Poland	4,300,000	PLN	1,347,905
senior note, 6.375%, 7/15/19	Poland	785,000		928,361
Strip, 1/25/13	Poland	3,400,000	PLN	994,571
Strip, 7/25/13	Poland	9,270,000	PLN	2,652,885
Strip, 1/25/14	Poland	12,960,000	PLN	3,627,287
[e]Government of Russia, 144A, 7.50%, 3/31/30	Russia	3,816,505		4,582,668
Government of Sri Lanka,
A, 6.90%, 8/01/12	Sri Lanka	1,900,000	LKR	14,207
A, 8.50%, 1/15/13	Sri Lanka	50,900,000	LKR	374,963
A, 13.50%, 2/01/13	Sri Lanka	59,500,000	LKR	449,123
A, 7.50%, 8/01/13	Sri Lanka	48,640,000	LKR	345,709
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	47,939
A, 11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,274,412
A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	8,345
A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	179,845
A, 11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,405,996
A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	112,792
B, 8.50%, 7/15/13	Sri Lanka	1,110,000	LKR	8,009
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	47,455
B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	92,020
Government of Sweden,
5.50%, 10/08/12	Sweden	171,395,000	SEK	25,057,433
1.50%, 8/30/13	Sweden	106,380,000	SEK	15,482,465
Government of the Philippines, senior bond, 8.75%, 3/03/13	Philippines	57,170,000	PHP	1,409,792
senior note, 6.25%, 1/27/14	Philippines	141,200,000	PHP	3,509,203

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[e]Government of Ukraine,
144A, 7.75%, 9/23/20	Ukraine	6,000,000		$5,448,750
senior note, 144A, 7.95%, 2/23/21	Ukraine	1,500,000		1,372,477
[n]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	124,986,112	UYU	6,331,272
[e]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	1,500,000		1,605,000
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	8,300,000,000	IDR	913,168
Korea Monetary Stabilization Bond, senior bond, 3.76%, 6/02/13	South Korea	707,150,000	KRW	622,204
senior bond, 3.90%, 8/02/13	South Korea	1,325,900,000	KRW	1,169,471
senior bond, 3.59%, 10/02/13	South Korea	1,237,510,000	KRW	1,088,247
senior bond, 3.48%, 12/02/13	South Korea	2,121,430,000	KRW	1,863,598
senior bond, 3.47%, 2/02/14	South Korea	2,916,950,000	KRW	2,562,802
senior bond, 3.59%, 4/02/14	South Korea	4,287,030,000	KRW	3,808,824
senior note, 3.28%, 6/02/14	South Korea	5,082,540,000	KRW	4,453,972
Korea Treasury Bond,
5.25%, 9/10/12	South Korea	2,850,000,000	KRW	2,506,204
5.25%, 3/10/13	South Korea	346,570,000	KRW	307,620
senior bond, 4.25%, 12/10/12	South Korea	3,560,000,000	KRW	3,131,736
senior bond, 5.00%, 3/26/13	South Korea	1,163,000,000	KRW	1,031,311
senior bond, 3.75%, 6/10/13	South Korea	5,340,340,000	KRW	4,699,573
senior bond, 3.00%, 12/10/13	South Korea	15,972,210,000	KRW	13,935,560
New South Wales Treasury Corp.,
5.25%, 5/01/13	Australia	1,605,000	AUD	1,672,765
5.50%, 8/01/13	Australia	9,925,000	AUD	10,416,737
senior note, 5.50%, 3/01/17	Australia	1,240,000	AUD	1,396,458
Nota Do Tesouro Nacional,
10.00%, 1/01/14	Brazil	2,700	[o] BRL	1,380,674
10.00%, 1/01/17	Brazil	7,400	[o] BRL	3,782,802
[p]Index Linked, 6.00%, 5/15/15	Brazil	3,890	[o] BRL	4,454,664
[p]Index Linked, 6.00%, 8/15/16	Brazil	1,604	[o] BRL	1,857,921
[p]Index Linked, 6.00%, 8/15/18	Brazil	1,525	[o] BRL	1,789,374
Queensland Treasury Corp.,
6.00%, 8/14/13	Australia	600,000	AUD	633,971
6.00%, 9/14/17	Australia	1,200,000	AUD	1,370,592
senior note, 6.00%, 8/21/13	Australia	2,705,000	AUD	2,855,373
Western Australia Treasury Corp.,
5.50%, 7/17/12	Australia	6,714,000	AUD	6,879,411
8.00%, 6/15/13	Australia	4,602,000	AUD	4,927,668

Total Foreign Government and Agency Securities (Cost $307,526,632)				306,499,176

U.S. Government and Agency Securities 2.1%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	3,000,000		3,428,205
7.875%, 2/15/21	United States	900,000		1,377,774
7.125%, 2/15/23	United States	1,980,000		3,030,329
U.S. Treasury Note,
2.375%, 3/31/16	United States	3,500,000		3,738,164
4.625%, 2/15/17	United States	600,000		707,203
4.75%, 8/15/17	United States	2,900,000		3,481,134
3.75%, 11/15/18	United States	7,000,000		8,205,862
[n]Index Linked, 0.125%, 4/15/16	United States	2,397,000		2,497,748

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)
[n]Index Linked, 0.625%, 7/15/21	United States	2,551,634	$2,847,065

Total U.S. Government and Agency Securities (Cost $26,825,625)			29,313,484

Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.4%
Banks 1.3%
[e,h]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 1.992%, 11/15/15	United States	4,210,553	3,991,816
Bear Stearns Commercial Mortgage Securities Inc.,
[h]2006-PW11, AJ, FRN, 5.451%, 3/11/39	United States	500,000	466,243
2006-PW13, AJ, 5.611%, 9/11/41	United States	2,100,000	1,792,640
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	757,438
[h]GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	2,405,000	2,683,914
[e,h]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.322%, 6/15/20	United States	4,803,918	4,475,419
Wells Fargo Mortgage Backed Securities Trust,
[h]2004-W, A9, FRN, 2.762%, 11/25/34	United States	1,999,697	2,019,549
2007-3, 3A1, 5.50%, 4/25/37	United States	1,958,865	2,034,621

			18,221,640

Diversified Financials 2.1%
[e,h]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.467%, 11/25/20	Cayman Islands	1,380,000	1,164,686
[e,h]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.466%, 8/01/16	Cayman Islands	2,324,510	2,306,890
[e,h]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.808%, 3/11/21	Cayman Islands	1,251,000	1,042,083
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	800,000	697,809
[h]2007-C6, AM, FRN, 5.70%, 6/10/17	United States	1,700,000	1,803,333
[h]2008-C7, A4, FRN, 6.073%, 12/10/49	United States	8,700,000	10,201,877
[h]Citigroup/Deutsche Bank Commercial Mortgage Trust,
2005-CD1, AJ, FRN, 5.399%, 7/15/44	United States	2,230,000	2,180,137
2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	420,000	295,549
[e,h]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.467%, 10/15/21	Cayman Islands	860,000	752,539
[e,h]Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.866%, 7/26/21	Cayman Islands	960,000	799,958
[e,h]Credit Suisse Mortgage Capital Certificates, 2006-TF2A, A2, 144A, FRN, 0.412%, 10/15/21	United States	399,033	373,853
[e,h]Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.866%, 11/01/17	Cayman Islands	1,000,000	817,000
[e,h]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.968%, 12/21/17	United States	1,400,000	1,320,410
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	70,813	69,485
[e,h]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.691%, 8/01/22	Cayman Islands	4,379,921	3,999,349

			27,824,958

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $43,029,031)			46,046,598

Mortgage-Backed Securities 4.0%
[h]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.348%, 1/01/33	United States	79,300	84,086

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.1%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	912,674	972,147
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	1,163,738	1,249,885
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	289,586	316,551
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	11,638	12,683
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	3,064	3,241
FHLMC Gold 30 Year, 3.50%, 1/01/41	United States	700,000	735,392

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate (continued)
FHLMC Gold 30 Year, 4.00%, 9/01/40	United States	1,847,218	$1,963,336
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	2,728,451	2,919,458
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	1,203,157	1,299,851
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	3,113,017	3,421,199
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	1,004,523	1,117,314
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	197,410	223,062
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	59,073	68,790
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,851	2,014

			14,304,923

[h]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.31%, 12/01/34	United States	263,376	278,843
FNMA, 2.33%, 4/01/20	United States	58,222	59,452

			338,295

Federal National Mortgage Association (FNMA) Fixed Rate 2.7%
FNMA 15 Year, 3.00%, 10/01/26 - 6/01/27	United States	3,899,652	4,092,712
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	219,683	236,449
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	248,095	268,661
FNMA 15 Year, 5.50%, 11/01/13 - 11/01/18	United States	2,190,035	2,376,592
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	4,170	4,491
FNMA 30 Year, 3.50%, 2/01/41 - 6/01/42	United States	6,849,932	7,225,715
FNMA 30 Year, 4.00%, 1/01/41	United States	949,187	1,012,117
FNMA 30 Year, 4.50%, 12/01/40	United States	5,120,787	5,512,874
FNMA 30 Year, 5.00%, 4/01/30 - 7/01/41	United States	9,907,788	10,806,324
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	1,655,079	1,818,107
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,288,396	2,537,352
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	1,193,642	1,352,415

			37,243,809

Government National Mortgage Association (GNMA) Fixed Rate 0.2%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	924,662	1,024,459
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	983,164	1,097,903
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	6,608	7,671
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	62,061	74,357
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,960	2,405
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	247,560	275,293
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	282,110	318,783
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	110,056	127,364
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	30,496	37,275

			2,965,510

Total Mortgage-Backed Securities (Cost $52,862,462)			54,936,623

Municipal Bonds 3.4%
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 7.043%, 4/01/50	United States	4,000,000	5,661,880
California State GO,
Build America Bonds, Various Purpose, 7.625%, 3/01/40	United States	1,500,000	1,940,760
Refunding, 5.00%, 4/01/38	United States	9,700,000	10,182,284
Various Purpose, 6.00%, 4/01/38	United States	2,500,000	2,898,175
Various Purpose, 6.00%, 11/01/39	United States	160,000	186,982
Various Purpose, 5.25%, 11/01/40	United States	560,000	612,007
Various Purpose, Refunding, 5.25%, 3/01/38	United States	1,500,000	1,598,670

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)
California State GO, (continued)
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000		$308,559
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000		300,109
Chicago Waterworks Revenue, second lien, Refunding, 5.25%, 11/01/38	United States	1,895,000		2,087,172
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn., 8/01/25	United States	2,500,000		1,404,500
8/01/26	United States	1,290,000		682,088
8/01/27	United States	1,720,000		859,002
8/01/29	United States	1,720,000		764,041
Illinois State GO,
5.877%, 3/01/19	United States	3,575,000		3,967,893
Build America Bonds, 7.35%, 7/01/35	United States	3,000,000		3,489,360
[e]New York City IDA Rental Revenue, Yankee Stadium Project, 144A, 11.00%, 3/01/29	United States	600,000		859,062
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,
8/01/27	United States	370,000		185,059
8/01/30	United States	370,000		155,078
8/01/32	United States	460,000		168,714
8/01/33	United States	245,000		84,258
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	1,510,000		1,638,290
San Francisco City and County GO, Build America Bonds,
5.75%, 6/15/27	United States	1,700,000		2,077,485
5.93%, 6/15/28	United States	1,520,000		1,863,338
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	2,100,000		2,367,897

Total Municipal Bonds (Cost $39,494,520)				46,342,663

Total Investments before Short Term Investments (Cost $1,216,742,202)				1,239,742,181

Short Term Investments 6.5%
Foreign Government and Agency Securities 2.9%
[q]Australia Treasury Bill, 8/10/12	Australia	4,010,000	AUD	4,088,499
[q]Bank of Negara Monetary Note, 8/02/12 - 6/20/13	Malaysia	43,360,000	MYR	13,444,052
Korea Monetary Stabilization Bond,
3.83%, 4/02/13	South Korea	441,970,000	KRW	388,787
senior bond, 3.38%, 5/09/13	South Korea	4,420,000,000	KRW	3,875,566
senior note, 3.28%, 6/09/13	South Korea	4,397,300,000	KRW	3,852,417
senior note, Strip, 12/18/12	South Korea	1,104,900,000	KRW	953,603
[q]Malaysia Treasury Bills, 7/27/12 - 5/31/13	Malaysia	700,000	MYR	217,068
[q]Philippine Treasury Bills, 7/11/12 - 5/29/13	Philippines	167,980,000	PHP	3,957,779
[q]Singapore Treasury Bills, 7/05/12 - 5/02/13	Singapore	11,180,000	SGD	8,818,498
[q]Sri Lanka Treasury Bills, 7/06/12 - 9/28/12	Sri Lanka	8,130,000	LKR	60,754

Total Foreign Government and Agency Securities (Cost $39,837,672)				39,657,023

Total Investments before Money Market Funds (Cost $1,256,579,874)				1,279,399,204

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund	Country	Shares	Value
Money Market Funds (Cost $50,165,155) 3.6%
[a,r]Institutional Fiduciary Trust Money Market Portfolio	United States	50,165,155	$50,165,155

Total Investments (Cost $1,306,745,029) 96.9%			1,329,564,359
Other Assets, less Liabilities 3.1%			42,158,672

Net Assets 100.0%			$1,371,723,031

See Abbreviations on page FSI-45.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2012, the aggregate value of these securities was $1,882,095, representing 0.14% of net assets.

cAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 1(f) regarding investment in FT Holdings Corporation III.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $221,147,177, representing 16.12% of net assets.

fSee Note 8 regarding defaulted securities.

gPerpetual security with no stated maturity date.

hThe coupon rate shown represents the rate at period end.

iIncome may be received in additional securities and/or cash.

jA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).

kSee Note 1(h) regarding senior floating rate interests.

lThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

mPrincipal amount is stated in 100 Mexican Peso Units.

n Principal amount of security is adjusted for inflation. See Note 1(j).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity is adjusted for inflation. See Note 1(j).

qThe security is traded on a discount basis with no stated coupon rate.

rSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	297,656	$474,018	7/09/12	$7,676	$—
Euro	DBAB	Buy	2,065,396	2,753,482	7/09/12	—	(139,302)
Euro	DBAB	Sell	2,065,396	2,924,600	7/09/12	310,420	—
Indian Rupee	JPHQ	Buy	192,280,000	4,121,069	7/16/12	—	(670,047)
Euro	DBAB	Buy	900,000	1,200,015	7/25/12	—	(60,731)
Euro	DBAB	Sell	900,000	1,280,340	7/25/12	141,056	—
Euro	BZWS	Buy	3,140,000	3,946,069	8/01/12	29,030	—
Euro	BZWS	Sell	3,140,000	4,450,008	8/01/12	474,909	—
Euro	DBAB	Sell	1,056,111	1,501,209	8/06/12	164,146	—
Euro	CITI	Sell	317,220	445,361	8/08/12	43,743	—
British Pound	DBAB	Sell	169,385	275,589	8/09/12	10,234	—
Euro	CITI	Sell	92,411	130,027	8/09/12	13,028	—
Chilean Peso	JPHQ	Buy	1,141,336,600	2,333,745	8/20/12	—	(71,671)
Euro	DBAB	Sell	193,056	276,726	8/20/12	32,275	—
Japanese Yen	UBSW	Sell	32,055,000	420,228	8/20/12	19,190	—
Japanese Yen	JPHQ	Sell	15,928,000	208,359	8/20/12	9,085	—
Japanese Yen	DBAB	Sell	19,550,000	255,887	8/20/12	11,298	—
Japanese Yen	HSBC	Sell	65,957,000	865,478	8/20/12	40,295	—
Euro	BZWS	Buy	40,000	50,281	8/22/12	369	—
Euro	BZWS	Sell	2,124,000	3,043,692	8/22/12	354,176	—
Euro	UBSW	Sell	3,500,000	4,984,525	8/22/12	552,648	—
Japanese Yen	BZWS	Sell	15,895,000	208,788	8/22/12	9,921	—
Japanese Yen	MSCO	Sell	12,500,000	164,184	8/22/12	7,793	—
Japanese Yen	DBAB	Sell	15,915,000	209,026	8/22/12	9,909	—
Euro	BZWS	Sell	263,159	378,423	8/23/12	45,194	—
Japanese Yen	FBCO	Sell	31,524,000	414,299	8/23/12	19,888	—
Japanese Yen	CITI	Sell	31,757,000	418,075	8/23/12	20,749	—
Japanese Yen	DBAB	Sell	15,708,000	207,130	8/23/12	10,600	—
Singapore Dollar	DBAB	Buy	578,000	460,796	8/23/12	—	(4,591)
Euro	BZWS	Sell	441,303	633,093	8/24/12	74,281	—
Japanese Yen	JPHQ	Sell	31,689,000	415,403	8/24/12	18,922	—
Singapore Dollar	DBAB	Buy	580,000	461,196	8/24/12	—	(3,411)
Euro	BZWS	Sell	3,068,753	4,414,138	8/27/12	528,113	—
Euro	DBAB	Sell	298,304	429,901	8/27/12	52,152	—
Euro	UBSW	Sell	2,085,332	3,000,000	8/27/12	359,301	—
Japanese Yen	DBAB	Buy	155,000,000	2,006,472	8/27/12	—	(67,090)
Japanese Yen	DBAB	Buy	200,000,000	2,480,466	8/27/12	21,962	—
Japanese Yen	BZWS	Sell	44,152,000	578,929	8/27/12	26,493	—
Japanese Yen	DBAB	Sell	427,099,000	5,620,315	8/27/12	276,392	—
Japanese Yen	UBSW	Sell	34,903,000	459,054	8/27/12	22,342	—
Japanese Yen	JPHQ	Sell	15,991,000	210,270	8/27/12	10,188	—
Japanese Yen	HSBC	Sell	50,145,000	657,855	8/27/12	30,434	—
Singapore Dollar	DBAB	Buy	722,000	575,597	8/27/12	—	(5,732)
Euro	DBAB	Sell	1,383,356	1,980,412	8/29/12	228,602	—
Euro	DBAB	Sell	690,000	991,530	8/30/12	117,740	—
Japanese Yen	BZWS	Sell	37,600,000	493,438	8/30/12	22,963	—
Euro	DBAB	Sell	12,470	18,035	8/31/12	2,244	—
Japanese Yen	JPHQ	Sell	15,743,000	206,317	8/31/12	9,328	—
Singapore Dollar	DBAB	Buy	361,500	287,635	8/31/12	—	(2,304)
Indian Rupee	HSBC	Buy	32,771,000	569,015	9/04/12	13,091	—
Euro	BZWS	Sell	271,320	380,960	9/10/12	37,331	—

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	5,576,000	$98,575	9/10/12	$367	$—
Euro	BZWS	Sell	266,006	371,876	9/12/12	34,970	—
Indian Rupee	HSBC	Buy	14,080,000	250,251	9/13/12	—	(541)
Euro	BZWS	Sell	759,073	1,038,279	9/14/12	76,864	—
Euro	UBSW	Sell	708,181	970,704	9/17/12	73,718	—
Indian Rupee	DBAB	Buy	14,156,000	249,032	9/18/12	1,808	—
Euro	BZWS	Sell	178,354	247,234	9/19/12	21,325	—
Singapore Dollar	JPHQ	Buy	1,394,000	1,100,671	9/19/12	—	(307)
Indian Rupee	DBAB	Buy	12,894,000	227,733	9/20/12	666	—
Euro	BZWS	Sell	469,210	638,370	9/24/12	44,021	—
Euro	DBAB	Sell	185,654	249,909	10/04/12	14,711	—
Philippine Peso	DBAB	Buy	21,010,000	482,434	10/04/12	15,018	—
Philippine Peso	HSBC	Buy	16,853,000	382,319	10/04/12	16,708	—
Euro	UBSW	Sell	2,850,000	3,797,696	10/05/12	187,096	—
Philippine Peso	DBAB	Buy	25,119,000	576,785	10/05/12	17,915	—
Philippine Peso	HSBC	Buy	25,126,000	566,398	10/05/12	28,467	—
Philippine Peso	DBAB	Buy	20,621,000	473,774	10/09/12	14,301	—
Philippine Peso	JPHQ	Buy	6,636,000	152,132	10/09/12	4,934	—
Euro	BZWS	Sell	2,749,000	3,645,641	10/11/12	162,714	—
Philippine Peso	DBAB	Buy	16,501,000	379,072	10/11/12	11,434	—
Philippine Peso	JPHQ	Buy	8,232,000	188,721	10/11/12	6,094	—
Philippine Peso	HSBC	Buy	24,786,000	569,911	10/11/12	16,664	—
Philippine Peso	DBAB	Buy	4,913,000	112,554	10/12/12	3,707	—
Euro	DBAB	Sell	121,043	166,845	10/15/12	13,478	—
Philippine Peso	JPHQ	Buy	18,311,000	420,018	10/15/12	13,204	—
Philippine Peso	HSBC	Buy	8,192,000	187,739	10/15/12	6,076	—
Euro	DBAB	Sell	587,951	811,125	10/18/12	66,133	—
Japanese Yen	DBAB	Buy	238,000,000	3,000,504	10/22/12	—	(20,068)
Japanese Yen	DBAB	Sell	382,080,000	5,015,687	10/22/12	230,960	—
Philippine Peso	JPHQ	Buy	237,550,000	5,469,721	10/22/12	147,815	—
Euro	BZWS	Sell	217,715	299,162	10/24/12	23,273	—
Euro	BZWS	Sell	1,659,340	2,302,168	10/25/12	199,421	—
Euro	BZWS	Sell	1,993,000	2,759,886	10/26/12	234,285	—
Euro	CITI	Sell	648,569	902,918	10/26/12	81,028	—
Japanese Yen	JPHQ	Sell	270,990,000	3,577,355	10/26/12	183,549	—
Euro	UBSW	Sell	2,679,000	3,729,168	10/29/12	334,105	—
Singapore Dollar	DBAB	Buy	6,168,500	4,955,415	10/29/12	—	(84,483)
Euro	DBAB	Sell	1,494,524	2,106,995	10/31/12	212,952	—
Japanese Yen	JPHQ	Sell	360,360,000	4,785,340	10/31/12	271,888	—
Euro	DBAB	Sell	243,767	339,065	11/02/12	30,126	—
Euro	BZWS	Sell	529,706	730,253	11/05/12	58,900	—
Euro	BZWS	Sell	473,670	651,367	11/08/12	51,010	—
Euro	BZWS	Sell	227,970	311,031	11/15/12	22,061	—
Euro	UBSW	Sell	1,480,440	2,011,770	11/19/12	135,095	—
Euro	BZWS	Sell	63,419	86,938	11/19/12	6,545	—
Euro	BZWS	Sell	221,993	301,245	11/21/12	19,828	—
Euro	BZWS	Sell	201,376	273,328	11/23/12	18,040	—
Euro	UBSW	Sell	2,020,000	2,731,444	12/03/12	170,314	—
Singapore Dollar	JPHQ	Buy	4,945,200	3,849,303	12/05/12	57,160	—
Japanese Yen	BZWS	Sell	257,790,000	3,343,580	12/06/12	112,737	—
Euro	UBSW	Sell	3,400,000	4,552,566	12/10/12	241,346	—
Euro	DBAB	Sell	5,466,617	7,331,882	12/10/12	400,179	—
Japanese Yen	UBSW	Sell	351,760,000	4,586,778	12/12/12	177,754	—

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	600,000	$922,440	12/17/12	$—	$(17,115)
Euro	DBAB	Sell	486,875	639,705	12/17/12	22,286	—
Euro	CITI	Sell	3,868,000	5,051,879	12/17/12	146,768	—
Euro	UBSW	Sell	2,137,312	2,799,559	12/20/12	89,068	—
Euro	DBAB	Sell	262,167	343,177	12/20/12	10,702	—
Euro	DBAB	Sell	239,450	305,897	1/03/13	2,173	—
Chilean Peso	DBAB	Sell	510,000,000	972,911	1/10/13	—	(20,950)
Chilean Peso	DBAB	Buy	2,449,000,000	4,646,177	1/10/13	126,306	—
Indian Rupee	HSBC	Buy	94,400,000	1,702,318	1/10/13	—	(58,375)
Japanese Yen	HSBC	Sell	183,560,000	2,402,932	1/10/13	100,975	—
Euro	UBSW	Sell	3,940,000	5,039,654	1/11/13	41,489	—
Euro	BZWS	Sell	1,691,484	2,164,339	1/11/13	18,573	—
Euro	DBAB	Sell	2,187,000	2,808,327	1/14/13	33,846	—
Euro	JPHQ	Sell	1,802,953	2,299,576	1/14/13	12,307	—
Japanese Yen	BZWS	Sell	460,675,000	6,026,228	1/15/13	248,563	—
Euro	DBAB	Sell	252,750	330,243	1/17/13	9,585	—
Euro	BZWS	Sell	2,912,410	3,716,235	1/22/13	21,059	—
Euro	DBAB	Sell	186,978	238,990	1/22/13	1,758	—
Japanese Yen	DBAB	Sell	271,680,000	3,556,021	1/22/13	148,259	—
Euro	DBAB	Sell	465,260	603,675	1/24/13	13,350	—
Euro	BZWS	Sell	1,007,118	1,313,231	1/28/13	35,322	—
Euro	DBAB	Sell	3,774,662	4,908,633	1/28/13	119,048	—
Euro	DBAB	Sell	4,032,721	5,311,900	1/30/13	194,723	—
Euro	DBAB	Sell	3,014,151	3,960,293	1/31/13	135,539	—
Chilean Peso	DBAB	Buy	725,000,000	1,434,167	2/07/13	—	(24,913)
Chilean Peso	JPHQ	Buy	482,900,000	958,325	2/08/13	—	(19,750)
Indian Rupee	HSBC	Buy	186,760,000	3,668,507	2/08/13	—	(429,551)
Chilean Peso	BZWS	Buy	1,487,300,000	2,958,623	2/11/13	—	(68,661)
Euro	UBSW	Sell	2,151,000	2,862,400	2/13/13	132,420	—
Singapore Dollar	DBAB	Buy	361,500	288,301	2/28/13	—	(2,482)
Euro	UBSW	Sell	2,581,000	3,478,156	3/01/13	201,683	—
Japanese Yen	HSBC	Sell	85,800,000	1,073,070	3/01/13	—	(3,869)
Japanese Yen	JPHQ	Sell	85,800,000	1,073,842	3/01/13	—	(3,097)
Euro	DBAB	Sell	5,979,967	8,000,000	3/04/13	408,354	—
Japanese Yen	UBSW	Sell	95,700,000	1,194,048	3/04/13	—	(7,217)
Euro	DBAB	Sell	324,000	424,084	3/18/13	12,679	—
Singapore Dollar	HSBC	Buy	1,113,000	880,747	3/19/13	—	(586)
Singapore Dollar	DBAB	Buy	973,400	768,696	3/19/13	1,069	—
Singapore Dollar	DBAB	Buy	1,048,000	835,592	3/21/13	—	(6,816)
Singapore Dollar	HSBC	Buy	837,000	667,251	3/21/13	—	(5,338)
Euro	DBAB	Sell	333,108	440,136	3/26/13	17,118	—
Euro	DBAB	Sell	7,647,393	10,159,601	4/02/13	447,066	—
Euro	DBAB	Sell	222,456	297,469	4/03/13	14,935	—
Indian Rupee	HSBC	Buy	108,100,000	2,000,000	4/03/13	—	(139,399)
Euro	BZWS	Sell	132,570	176,948	4/05/13	8,570	—
British Pound	DBAB	Sell	456,285	720,246	4/11/13	6,008	—
Euro	DBAB	Sell	949,814	1,251,011	4/11/13	44,542	—
Indian Rupee	DBAB	Buy	20,841,000	383,696	4/12/13	—	(25,413)
Chilean Peso	MSCO	Buy	116,230,000	229,138	4/15/13	—	(4,555)
Indian Rupee	DBAB	Buy	44,691,000	817,214	4/15/13	—	(49,229)
Euro	HSBC	Sell	142,717	188,818	4/16/13	7,523	—

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	30,019,000	$550,585	4/16/13	$—	$(34,797)
Indian Rupee	JPHQ	Buy	29,466,000	538,595	4/18/13	—	(32,443)
Chilean Peso	MSCO	Buy	104,150,000	205,505	4/19/13	—	(4,333)
Euro	BZWS	Sell	130,134	171,152	4/19/13	5,834	—
Indian Rupee	JPHQ	Buy	14,719,000	269,695	4/22/13	—	(16,994)
Indian Rupee	DBAB	Buy	10,360,000	189,582	4/22/13	—	(11,718)
Euro	JPHQ	Sell	36,314	48,058	4/23/13	1,923	—
Indian Rupee	DBAB	Buy	20,931,000	373,361	4/26/13	—	(14,202)
Chilean Peso	CITI	Buy	377,668,000	747,857	4/29/13	—	(18,995)
Chilean Peso	JPHQ	Buy	234,301,000	462,680	4/29/13	—	(10,502)
Indian Rupee	JPHQ	Buy	17,801,000	319,386	4/29/13	—	(14,057)
Euro	DBAB	Sell	753,750	1,000,000	4/30/13	42,303	—
Euro	BZWS	Sell	91,515	121,559	4/30/13	5,283	—
Indian Rupee	JPHQ	Buy	14,829,000	265,529	4/30/13	—	(11,210)
British Pound	DBAB	Sell	453,906	732,877	5/02/13	22,390	—
Euro	DBAB	Sell	71,000	93,003	5/02/13	2,789	—
Philippine Peso	JPHQ	Buy	91,360,000	2,144,953	5/06/13	—	(8,025)
Chilean Peso	DBAB	Buy	574,000,000	1,134,051	5/08/13	—	(27,142)
Singapore Dollar	DBAB	Buy	3,707,640	2,984,016	5/10/13	—	(50,699)
Euro	DBAB	Sell	429,000	557,357	5/13/13	12,174	—
British Pound	DBAB	Buy	640,000	997,664	5/17/13	4,082	—
British Pound	DBAB	Sell	2,287,500	3,654,968	5/17/13	74,511	—
Euro	DBAB	Sell	1,053,792	1,310,844	6/05/13	—	(28,800)
Euro	UBSW	Sell	4,274,000	5,354,467	6/28/13	—	(80,768)
Euro	DBAB	Sell	320,700	402,767	6/28/13	—	(5,068)
Japanese Yen	BZWS	Sell	620,288,000	7,871,176	7/02/13	65,176	—

Unrealized appreciation (depreciation)						11,532,406	(2,387,347)

Net unrealized appreciation (depreciation)						$9,145,059

See Abbreviations on page FSI-45.

The accompanying notes are an integral part of these financial statements.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,256,579,874
Cost - Sweep Money Fund (Note 7)	50,165,155

Total cost of investments	$1,306,745,029

Value - Unaffiliated issuers	$1,279,399,204
Value - Sweep Money Fund (Note 7)	50,165,155

Total value of investments	1,329,564,359
Cash	867,316
Restricted cash (Note 1e)	7,520,000
Foreign currency, at value (cost $11,053,839)	11,157,296
Receivables:
Investment securities sold	7,871,007
Capital shares sold	1,651,442
Interest	16,721,658
Due from brokers	890,000
Unrealized appreciation on forward exchange contracts	11,532,406
Other assets	345

Total assets	1,387,775,829

Liabilities:
Payables:
Investment securities purchased	4,268,648
Capital shares redeemed	311,465
Affiliates	772,657
Due to brokers	7,520,000
Unrealized depreciation on forward exchange contracts	2,387,347
Unrealized depreciation on unfunded loan commitments (Note 9)	7,282
Deferred tax	183,054
Accrued expenses and other liabilities	602,345

Total liabilities	16,052,798

Net assets, at value	$1,371,723,031

Net assets consist of:
Paid-in capital	$1,312,033,560
Undistributed net investment income	24,122,344
Net unrealized appreciation (depreciation)	31,678,833
Accumulated net realized gain (loss)	3,888,294

Net assets, at value	$1,371,723,031

The accompanying notes are an integral part of these financial statements.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$1,032,235,537

Shares outstanding	83,806,611

Net asset value and maximum offering price per share	$12.32

Class 2:
Net assets, at value	$137,230,380

Shares outstanding	11,409,924

Net asset value and maximum offering price per share	$12.03

Class 4:
Net assets, at value	$202,257,114

Shares outstanding	16,553,851

Net asset value and maximum offering price per share	$12.22

The accompanying notes are an integral part of these financial statements.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$35,141
Interest	40,082,040

Total investment income	40,117,181

Expenses:
Management fees (Note 3a)	2,372,711
Administrative fees (Note 3b)	1,376,484
Distribution fees: (Note 3c)
Class 2	164,965
Class 4	341,950
Unaffiliated transfer agent fees	750
Custodian fees (Note 4)	164,564
Reports to shareholders	98,059
Professional fees	43,034
Trustees’ fees and expenses	2,819
Other	34,478

Total expenses	4,599,814

Net investment income	35,517,367

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,081,911
Foreign currency transactions	553,522
Swap contracts	2,551,176

Net realized gain (loss)	4,186,609

Net change in unrealized appreciation (depreciation) on:
Investments	30,408,840
Translation of other assets and liabilities denominated in foreign currencies	6,539,539
Change in deferred taxes on unrealized appreciation	93,834

Net change in unrealized appreciation (depreciation)	37,042,213

Net realized and unrealized gain (loss)	41,228,822

Net increase (decrease) in net assets resulting from operations	$76,746,189

The accompanying notes are an integral part of these financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$35,517,367	$76,340,737
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	4,186,609	33,514,759
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	37,042,213	(71,081,939)

Net increase (decrease) in net assets resulting from operations	76,746,189	38,773,557

Distributions to shareholders from and net foreign currency gains:
Net investment income:
Class 1	(72,486,947)	(69,631,166)
Class 2	(9,567,293)	(7,304,903)
Class 4	(13,446,008)	(11,235,444)
Net realized gains:
Class 1	(1,182,191)	—
Class 2	(160,795)	—
Class 4	(230,338)	—

Total distributions to shareholders	(97,073,572)	(88,171,513)

Capital share transactions: (Note 2)
Class 1	3,070,473	(114,013,494)
Class 2	16,128,195	27,304,975
Class 4	16,625,992	7,657,719

Total capital share transactions	35,824,660	(79,050,800)

Net increase (decrease) in net assets	15,497,277	(128,448,756)
Net assets:
Beginning of period	1,356,225,754	1,484,674,510

End of period	$1,371,723,031	$1,356,225,754

Undistributed net investment income included in net assets:
End of period	$24,122,344	$84,105,225

The accompanying notes are an integral part of these financial statements.

FSI-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 91.09% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into OTC credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had OTC derivatives in a net unrealized loss position of $523,562 and the aggregate value of collateral pledged for such contracts was $890,000.

At June 30, 2012, the Fund holds $4,289,069 in U.S. treasury bills, bonds, and notes as collateral for derivatives.

See Note 10 regarding other derivative information.

e. Restricted Cash

At June 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian / counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain securities through its investment in FT Subsidiary, a Delaware Corporation and a wholly-owned subsidiary of the Fund. The FT Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At June 30, 2012, all FT Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the FT Subsidiary during the period ended June 30, 2012, have been included in the Fund’s Statement of Operations.

g. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Mortgage Dollar Rolls (continued)

realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,071,510	$26,657,790	2,569,621	$33,265,626
Shares issued in reinvestment of distributions	6,063,304	73,669,138	5,474,148	69,631,166
Shares redeemed	(7,464,993)	(97,256,455)	(16,887,770)	(216,910,286)

Net increase (decrease)	669,821	$3,070,473	(8,844,001)	$(114,013,494)

Class 2 Shares:
Shares sold	1,536,446	$19,516,632	3,778,943	$48,008,160
Shares issued in reinvestment of distributions	819,552	9,728,088	586,739	7,304,903
Shares redeemed	(1,032,899)	(13,116,525)	(2,243,563)	(28,008,088)

Net increase (decrease)	1,323,099	$16,128,195	2,122,119	$27,304,975

Class 4 Shares:
Shares sold	1,056,894	$13,440,584	2,126,744	$27,218,734
Shares issued on reinvestment of distributions	1,134,025	13,676,346	889,584	11,235,444
Shares redeemed	(814,338)	(10,490,938)	(2,444,718)	(30,796,459)

Net increase (decrease)	1,376,581	$16,625,992	571,610	$7,657,719

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

FSI-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,310,672,322

Unrealized appreciation	$55,132,637
Unrealized depreciation	(36,240,600)

Net unrealized appreciation (depreciation)	$18,892,037

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, inflation related adjustments on foreign securities and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $314,373,645 and $325,010,487, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At June 30, 2012, the Fund had 52.45% of its portfolio invested in high yield , senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2012, the aggregate value of these securities was $7,051,843, representing 0.51% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2012, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Wendy’s International Inc., Delayed Draw Term Loan	$964,282

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

10. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$11,532,406	Unrealized depreciation on forward exchange contracts	$2,387,347

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$886,201	$6,309,110
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	2,551,176	(776,779)

For the period ended June 30, 2012, the average month end market value of derivatives represented 0.93% of average month end net assets. The average month end number of open derivative contracts for the period was 202.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Durables & Apparel	$—	$—	$720,359	$720,359
Consumer Services	—	1,711,304	—	1,711,304
Media	—	5,458,671	—	5,458,671
Other Equity Investments[b]	832,130	—	—	832,130
Corporate Bonds	—	509,868,588	—	509,868,588
Senior Floating Rate Interests	—	236,850,849	1,161,736	238,012,585
Foreign Government and Agency Securities	—	306,499,176	—	306,499,176
U.S. Government and Agency Securities	—	29,313,484	—	29,313,484
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	—	46,046,598	—	46,046,598
Mortgage-Backed Securities	—	54,936,623	—	54,936,623
Municipal Bonds	—	46,342,663	—	46,342,663
Short Term Investments	50,165,155	39,657,023	—	89,822,178

Total Investments in Securities	$50,997,285	$1,276,684,979	$1,882,095	$1,329,564,359

Forward Exchange Contracts	—	11,532,406	—	11,532,406
Liabilities:
Forward Exchange Contracts	—	2,387,347	—	2,387,347
Unfunded Loan Commitments	—	7,282	—	7,282

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

FSI-44

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Strategic Income Securities Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	AGMC - Assured Guaranty Municipal Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	CDO - Collateralized Debt Obligation
DBAB - Deutsche Bank AG	EUR - Euro	CLO - Collateralized Loan Obligation
FBCO - Credit Suisse Group AG	GBP - British Pound	DIP - Debtor-In-Possession
HSBC - HSBC Bank USA, N.A.	HUF - Hungarian Forint	FGIC - Financial Guaranty Insurance Co.
JPHQ - JPMorgan Chase & Co.	IDR - Indonesian Rupiah	FICO - Financing Corp.
MSCO - Morgan Stanley	ILS - New Israeli Shekel	FRN - Floating Rate Note
UBSW - UBS AG	KRW - South Korean Won	GO - General Obligation
	LKR - Sri Lankan Rupee	ID - Improvement District
	MXN - Mexican Peso	IDA - Industrial Development Authority/Agency
	MYR - Malaysian Ringgit	L/C - Letter of Credit
	PHP - Philippine Peso	NATL - National Public Financial Guarantee Corp.
	PLN - Polish Zloty SEK - Swedish Krona SGD - Singapore Dollar UYU - Uruguayan Peso	NATL RE - National Public Financial Guarantee Corp. Reinsured PIK - Payment-In-Kind PL - Project Loan SF - Single Family

USD - Unified/Union School District

FSI-45

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This semiannual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4 delivered a +4.86% total return* for the six-month period ended 6/30/12.

*The administrator has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses) until 4/30/13. Fund investment results reflect the expense reduction, without which the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Standard & Poor’s® 500 Index’s (S&P 500®’s) +9.49% total return and the MSCI World Index’s +6.29% total return for the same period.1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012, as personal income and spending rose. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Job growth was more pronounced in the first quarter, and jobless claims touched a four-year low; however, hiring slowed in the second quarter. Industrial production and manufacturing activity expanded during most of the period under review, but the manufacturing sector shrank unexpectedly in June. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

Global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced liquidity measures and an ineffective

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Funds’ portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. These and other risks are described more fully in the Fund’s and underlying funds’ prospectuses.

FFA-2

Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system.

Global developed stock markets, as measured by the MSCI World Index, delivered the best annual start in more than a decade, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks. During late March and early April 2012, U.S. stocks, as measured by the S&P 500, reached multi-year highs. However, stocks dropped sharply in late spring amid renewed global economic weakness and European debt concerns before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated in February by secured bailout financing and bondholder concessions, as well as May and June elections that resulted in the formation of a new coalition government. The Fed’s Operation Twist purchases and risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period. In the latter part of the period, the euro declined while the U.S. dollar and Japanese yen made gains.

At the end of the reporting period, significant challenges to the U.S. and global economies remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

FFA-3

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the six months under review, Mutual Shares Securities Fund – Class 1 and Franklin Income Securities Fund – Class 1 underperformed the S&P 500. Templeton Growth Securities Fund – Class 1 underperformed the MSCI World Index.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12	Fund-Level Expenses Incurred During Period** 1/1/12–6/30/12
Actual	$1,000	$1,048.60	$2.29	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,022.63	$2.26	$5.57

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (0.45%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (1.11%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011		2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.63	$7.73		$7.15	$5.61	$9.33	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.24	0.25		0.24	0.26	0.28	(0.19)
Net realized and unrealized gains (losses)	0.14	(0.35)		0.52	1.46	(3.64)	(0.48)

Total from investment operations	0.38	(0.10)		0.76	1.72	(3.36)	(0.67)

Less distributions from:
Net investment income	(0.24)	—	[e]	(0.18)	(0.18)	(0.19)	—
Net realized gains	—	—		— [e]	—	(0.17)	—

Total distributions	(0.24)	—	[e]	(0.18)	(0.18)	(0.36)	—

Net asset value, end of period	$7.77	$7.63		$7.73	$7.15	$5.61	$9.33

Total return[f]	5.01%	(1.28)%		10.64%	30.47%	(35.75)%	(6.70)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.11%	0.11%		0.11%	0.12%	0.13%	0.41%
Expenses net of waiver and payments by affiliates[h]	0.10%	0.10%		0.10%	0.10%	0.13%	0.41%
Net investment income (loss)[d]	5.08%	3.44%		3.04%	4.16%	3.81%	(0.41)%

Supplemental data
Net assets, end of period (000’s)	$520	$470		$437	$629	$339	$466
Portfolio turnover rate	21.04%	58.42%		17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds were 0.66% for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011		2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.59	$7.71		$7.14	$5.61	$9.31	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.20	0.23		0.21	0.26	0.27	(0.03)
Net realized and unrealized gains (losses)	0.18	(0.35)		0.52	1.44	(3.63)	(0.66)

Total from investment operations	0.38	(0.12)		0.73	1.70	(3.36)	(0.69)

Less distributions from:
Net investment income	(0.22)	—	[e]	(0.16)	(0.17)	(0.17)	—
Net realized gains	—	—		— [e]	—	(0.17)	—

Total distributions	(0.22)	—	[e]	(0.16)	(0.17)	(0.34)	—

Net asset value, end of period	$7.75	$7.59		$7.71	$7.14	$5.61	$9.31

Total return[f]	5.03%	(1.54)%		10.25%	30.25%	(35.87)%	(6.90)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.36%	0.36%		0.36%	0.37%	0.38%	0.66%
Expenses net of waiver and payments by affiliates[h]	0.35%	0.35%		0.35%	0.35%	0.38%	0.66%
Net investment income (loss)[d]	4.83%	3.19%		2.79%	3.91%	3.56%	(0.66)%

Supplemental data
Net assets, end of period (000’s)	$455,610	$448,101		$488,057	$474,176	$338,320	$131,710
Portfolio turnover rate	21.04%	58.42%		17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds were 0.66% for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011		2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$7.58	$7.71		$7.14	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.18	0.24		0.19	0.23	0.19
Net realized and unrealized gains (losses)	0.19	(0.37)		0.54	1.46	(2.87)

Total from investment operations	0.37	(0.13)		0.73	1.69	(2.68)

Less distributions from:
Net investment income	(0.22)	—	[e]	(0.16)	(0.17)	(0.18)
Net realized gains	—	—		— [e]	—	(0.17)

Total distributions	(0.22)	—	[e]	(0.16)	(0.17)	(0.35)

Net asset value, end of period	$7.73	$7.58		$7.71	$7.14	$5.62

Total return[f]	4.86%	(1.67)%		10.24%	30.06%	(30.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.46%	0.46%		0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[h]	0.45%	0.45%		0.45%	0.45%	0.48%
Net investment income[d]	4.73%	3.09%		2.69%	3.81%	3.46%

Supplemental data
Net assets, end of period (000’s)	$3,274,608	$2,860,928		$3,036,272	$1,424,479	$263,001
Portfolio turnover rate	21.04%	58.42%		17.81%	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds were 0.66% for the period ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 31.4%
Mutual Shares Securities Fund, Class 1	71,040,810	$1,172,883,775

Domestic Hybrid 32.1%
Franklin Income Securities Fund, Class 1	82,484,463	1,196,849,551

Foreign Equity 31.9%
Templeton Growth Securities Fund, Class 1	114,158,334	1,190,671,423

Total Investments in Underlying Funds (Cost $3,196,062,046) 95.4%		3,560,404,749
Other Assets, less Liabilities 4.6%		170,333,927

Net Assets 100.0%		$3,730,738,676

aSee Note 7 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 7)
Cost	$3,196,062,046

Value	$3,560,404,749
Cash	153,786,970
Receivables:
Investment securities sold	258,729
Capital shares sold	18,916,172
Other assets	839

Total assets	3,733,367,459

Liabilities:
Payables:
Capital shares redeemed	135,778
Affiliates	2,333,742
Accrued expenses and other liabilities	159,263

Total liabilities	2,628,783

Net assets, at value	$3,730,738,676

Net assets consist of:
Paid-in capital	$3,662,213,702
Undistributed net investment income	92,030,092
Net unrealized appreciation (depreciation)	364,342,703
Accumulated net realized gain (loss)	(387,847,821)

Net assets, at value	$3,730,738,676

Class 1:
Net assets, at value	$519,875

Shares outstanding	66,881

Net asset value and maximum offering price per share	$7.77

Class 2:
Net assets, at value	$455,610,455

Shares outstanding	58,822,807

Net asset value and maximum offering price per share	$7.75

Class 4:
Net assets, at value	$3,274,608,346

Shares outstanding	423,587,104

Net asset value and maximum offering price per share	$7.73

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 7)	$100,555,040

Expenses:
Administrative fees (Note 3a)	1,939,183
Distribution fees: (Note 3b)
Class 2	574,673
Class 4	5,990,372
Unaffiliated transfer agent fees	1,677
Custodian fees (Note 4)	712
Reports to shareholders	135,094
Professional fees	31,200
Trustees’ fees and expenses	7,218
Other	11,977

Total expenses	8,692,106
Expenses waived/paid by affiliates (Note 3d)	(187,878)

Net expenses	8,504,228

Net investment income	92,050,812

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 7)	(24,035,425)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	73,154,870

Net realized and unrealized gain (loss)	49,119,445

Net increase (decrease) in net assets resulting from operations	$141,170,257

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$92,050,812	$115,027,209
Net realized gain (loss) from Underlying Funds	(24,035,425)	(183,417,581)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	73,154,870	(140,904,024)

Net increase (decrease) in net assets resulting from operations	141,170,257	(209,294,396)

Distributions to shareholders from:
Net investment income:
Class 1	(14,007)	(68)
Class 2	(12,894,473)	(73,496)
Class 4	(102,116,912)	(555,926)

Total distributions to shareholders	(115,025,392)	(629,490)

Capital share transactions: (Note 2)
Class 1	38,753	45,474
Class 2	(1,675,121)	(32,955,021)
Class 4	396,731,267	27,566,498

Total capital share transactions	395,094,899	(5,343,049)

Net increase (decrease) in net assets	421,239,764	(215,266,935)
Net assets:
Beginning of period	3,309,498,912	3,524,765,847

End of period	$3,730,738,676	$3,309,498,912

Undistributed net investment income included in net assets:
End of period	$92,030,092	$115,004,672

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 74.99% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	16,432	$125,266	12,893	$104,448
Shares issued in reinvestment of distributions	1,805	14,007	9	68
Shares redeemed	(12,992)	(100,520)	(7,764)	(59,042)

Net increase (decrease)	5,245	$38,753	5,138	$45,474

Class 2 Shares:
Shares sold	1,393,230	$10,909,309	6,091,791	$47,334,953
Shares issued in reinvestment of distributions	1,665,953	12,894,473	9,187	73,496
Shares redeemed	(3,257,921)	(25,478,903)	(10,341,627)	(80,363,470)

Net increase (decrease)	(198,738)	$(1,675,121)	(4,240,649)	$(32,955,021)

Class 4 Shares:
Shares sold	141,883,801	$1,115,892,339	298,702,307	$2,283,542,888
Shares issued on reinvestment of distributions	13,227,579	102,116,912	69,578	555,926
Shares redeemed	(109,036,136)	(821,277,984)	(315,059,008)	(2,256,532,316)

Net increase (decrease)	46,075,244	$396,731,267	(16,287,123)	$27,566,498

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of each Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of administrative fees and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2011, the Fund had capital loss carryforwards of $114,009,072.

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

5. INCOME TAXES (continued)

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,454,038,016

Unrealized appreciation	$126,135,725
Unrealized depreciation	(19,768,992)

Net unrealized appreciation (depreciation)	$106,366,733

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $1,147,555,040 and $779,265,307, respectively.

7. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the period ended June 30, 2012, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Period
Franklin Income Securities Fund, Class 1	71,098,618	32,211,491	20,825,646	82,484,463	$1,196,849,551	$73,110,255	$(274,482)	14.79%
Mutual Shares Securities Fund, Class 1	67,201,395	20,042,576	16,203,161	71,040,810	1,172,883,775	—	(6,295,870)	21.42%
Templeton Growth Securities Fund, Class 1	102,526,012	31,435,046	19,802,724	114,158,334	1,190,671,423	27,444,785	(17,465,073)	44.81%

Total					$3,560,404,749	$100,555,040	$(24,035,425)

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation

FFA-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

8. CREDIT FACILITY (continued)

and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FFA-18

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This semiannual report for Mutual Global Discovery Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Mutual Global Discovery Securities Fund – Class 4 delivered a +5.23% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Global Discovery Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmarks, the MSCI World Index, which generated a +6.29% total return, and the Standard & Poor’s® 500 Index, which posted a +9.49% total return for the same period.1

Economic and Market Overview

The six months under review encompassed two different market environments. The first quarter of 2012 delivered the best annual start for global developed stocks in more than a decade, as measured by the MSCI World Index, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks.2 Yet, renewed global economic weakness and European debt concerns led the market lower in the second quarter, and stocks dropped sharply in the spring before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Coalition-building efforts in Greece collapsed amid anger over the terms of the country’s second bailout, forcing a new election that brought some relief when the pro-euro party won. Elsewhere in the region, France’s socialist candidate clinched the presidency on a pro-growth platform and the Dutch cabinet resigned in the wake of a contentious austerity deal.

On the economic front, global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany, the U.S. and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated, or may decline further in value. Investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. Investments in lower rated bonds entail higher credit risk. The Fund may from time to time enter into certain transactions involving derivatives; such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Yet, encouraging progress did emerge at period-end when leaders in Brussels agreed to ease conditions of sovereign bond purchases and permit the region’s bailout fund to directly recapitalize banks. Meanwhile, the U.S. Federal Reserve Board (Fed) opted to extend its strategy, dubbed Operation Twist, designed to lower systemically important interest rates, and the People’s Bank of China slashed interest rates for the first time since the global financial crisis began. In the latter part of the period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts.

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One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising equity prices, many Fund holdings increased in value during the six-month period. Three particularly strong performers were U.S. drugstore chain and pharmacy benefits manager CVS Caremark, U.S.-based nationwide financial services company Wells Fargo, and U.S.-based tobacco company Lorillard.

CVS shares appreciated as management in May increased its 2012 guidance, reflecting strong first-quarter 2012 and fiscal year 2011 results. Strong growth in pharmacy network claims processed and increases in same-store sales led to revenue growth across business segments, supporting the stock price during the period.

Despite a difficult operating environment for banks, Wells Fargo communicated encouraging news to investors throughout the period. Early in the year, the bank released strong fourth-quarter 2011 results that included net interest margin (NIM) expansion, sequential loan growth, a continued inflow of deposits and solid mortgage banking results. In March 2012, the Fed announced summary results of its annual bank stress tests. Wells Fargo successfully met requirements and received no objections from the Fed with respect to its capital adequacy and planning. Consequently, Wells Fargo boosted its quarterly dividend and received permission to repurchase stock. Operational results were strong throughout the remainder of the period, led by robust performance in the mortgage banking segment and continued NIM expansion.

After a strong 2011, the Fund’s investment in Lorillard continued to boost performance in the first half of 2012. During the period, Lorillard reported fourth-quarter results that were well above consensus estimates on many metrics. Increased volumes and prices drove impressive top-line results, which in turn led to improved margins. Lorillard’s board of directors also approved a dividend increase due to the company’s

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund

6/30/12

% of Total Net Assets
Tobacco	8.6%
Oil, Gas & Consumable Fuels	7.0%
Commercial Banks	6.9%
Pharmaceuticals	6.6%
Insurance	6.1%
Media	4.8%
Diversified Financial Services	3.9%
Industrial Conglomerates	3.4%
Food & Staples Retailing	3.4%
Software	3.3%

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strong 2011 performance. Later in the period, Lorillard announced first-quarter 2012 results that met internal expectations, and the company continued to reward investors through share repurchases and dividends.

During the period under review, some of the Fund’s investments lost value and negatively impacted Fund performance. Key detractors included French media company Eutelsat Communications, German industrial conglomerate ThyssenKrupp and a new Fund holding, Netherlands-based financial services firm ING Groep.

Eutelsat’s share price declined in the first half of 2012 as the company announced fiscal third-quarter revenues that fell short of analyst estimates and also announced a downward revision to its revenue guidance. Despite the near-term weakness, we believe Eutelsat shares remain undervalued and we will continue monitoring the company’s fundamentals and strategy closely as it approaches the end of its fiscal year and a planned disclosure of its revised three-year outlook.

During the period, ThyssenKrupp’s operating performance was broadly in line with expectations, with the exception of the company’s Steel Europe and Americas businesses, which struggled due to cyclical pricing pressures and launch issues in the Americas. While the company continued to execute on its original restructuring plan, the uncertain and volatile macroeconomic environment weighed on operations, contributing to management’s recent announcement that it would explore all strategic options regarding the Steel Americas division. At period-end, we continued to see upside potential in our investment based on our view that ThyssenKrupp has a strong set of assets, manageable debt maturity ladder, ability to generate strong free cash flow and a restructuring plan designed to create value.

ING Groep’s shares declined in value during the period amid increased uncertainty regarding Europe’s political and economic outlook. Although the economic backdrop created headwinds, we believe our investment has upside potential as ING continues to divest insurance assets at attractive prices in its efforts to simplify its holding company structure while maintaining a well-capitalized banking operation.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a minor positive impact on the Fund’s performance during the period.

Top 10 Holdings

Mutual Global Discovery Securities Fund 6/30/12

Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc.	2.6%
Pharmaceuticals, U.S.
British American Tobacco PLC	2.5%
Tobacco, U.K.
Vodafone Group PLC	2.3%
Wireless Telecommunication Services, U.K.
ACE Ltd.	2.3%
Insurance, U.S.
Jardine Strategic Holdings Ltd.	2.2%
Industrial Conglomerates, Hong Kong
Microsoft Corp.	2.1%
Software, U.S.
Wells Fargo & Co.	2.0%
Commercial Banks, U.S.
Royal Dutch Shell PLC, A	1.9%
Oil, Gas & Consumable Fuels, U.K.
Pernod Ricard SA	1.8%
Beverages, France
Kraft Foods Inc., A	1.8%
Food Products, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,052.30	$6.89
Hypothetical (5% return before expenses)	$1,000	$1,018.15	$6.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.66	$21.16	$19.14	$16.12		$24.08	$22.05

Income from investment operations[a]:
Net investment income[b]	0.27	0.52	0.38	0.19	[c]	0.37	0.47
Net realized and unrealized gains (losses)	0.79	(1.09)	1.94	3.57		(6.95)	2.22

Total from investment operations	1.06	(0.57)	2.32	3.76		(6.58)	2.69

Less distributions from:
Net investment income	—	(0.50)	(0.30)	(0.26)		(0.52)	(0.38)
Net realized gains	—	(0.43)	—	(0.48)		(0.86)	(0.28)

Total distributions	—	(0.93)	(0.30)	(0.74)		(1.38)	(0.66)

Net asset value, end of period	$20.72	$19.66	$21.16	$19.14		$16.12	$24.08

Total return[d]	5.39%	(2.73)%	12.24%	23.63%		(28.29)%	12.17%
Ratios to average net assets[e]
Expenses[f]	1.00%	0.97% [g]	1.00% [g]	1.06%	[g]	0.98% [g]	0.97% [g]
Expenses incurred in connection with securities sold short	—%	—% [h]	0.02%	0.09%		0.01%	—% [h]
Net investment income	2.62%	2.34%	1.93%	1.07%	[c]	1.82%	1.96%

Supplemental data
Net assets, end of period (000’s)	$1,021	$974	$84,213	$86,755		$81,320	$142,751
Portfolio turnover rate	14.91%	26.17% [i]	49.31%	43.35%		22.76%	28.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.30	$20.80	$18.81	$15.85		$23.69	$21.73

Income from investment operations[a]:
Net investment income[b]	0.24	0.43	0.33	0.14	[c]	0.32	0.40
Net realized and unrealized gains (losses)	0.77	(1.04)	1.91	3.50		(6.84)	2.18

Total from investment operations	1.01	(0.61)	2.24	3.64		(6.52)	2.58

Less distributions from:
Net investment income	—	(0.46)	(0.25)	(0.20)		(0.46)	(0.34)
Net realized gains	—	(0.43)	—	(0.48)		(0.86)	(0.28)

Total distributions	—	(0.89)	(0.25)	(0.68)		(1.32)	(0.62)

Net asset value, end of period	$20.31	$19.30	$20.80	$18.81		$15.85	$23.69

Total return[d]	5.23%	(2.96)%	11.96%	23.31%		(28.45)%	11.85%
Ratios to average net assets[e]
Expenses[f]	1.25%	1.22% [g]	1.25% [g]	1.31%	[g]	1.23% [g]	1.22% [g]
Expenses incurred in connection with securities sold short	—%	—% [h]	0.02%	0.09%		0.01%	—% [h]
Net investment income	2.37%	2.09%	1.68%	0.82%	[c]	1.57%	1.71%

Supplemental data
Net assets, end of period (000’s)	$668,575	$712,161	$1,351,223	$1,309,852		$1,113,720	$1,867,484
Portfolio turnover rate	14.91%	26.17% [i]	49.31%	43.35%		22.76%	28.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.50	$21.02	$19.02	$16.07		$22.50

Income from investment operations[b]:
Net investment income[c]	0.23	0.40	0.31	0.11	[d]	0.09
Net realized and unrealized gains (losses)	0.79	(1.05)	1.94	3.56		(5.14)

Total from investment operations	1.02	(0.65)	2.25	3.67		(5.05)

Less distributions from:
Net investment income	—	(0.44)	(0.25)	(0.24)		(0.52)
Net realized gains	—	(0.43)	—	(0.48)		(0.86)

Total distributions	—	(0.87)	(0.25)	(0.72)		(1.38)

Net asset value, end of period	$20.52	$19.50	$21.02	$19.02		$16.07

Total return[e]	5.23%	(3.08)%	11.87%	23.19%		(23.48)%
Ratios to average net assets[f]
Expenses[g]	1.35%	1.32% [h]	1.35% [h]	1.41%	[h]	1.33% [h]
Expenses incurred in connection with securities sold short	—%	—%[i]	0.02%	0.09%		0.01%
Net investment income	2.27%	1.99%	1.58%	0.72%	[d]	1.47%

Supplemental data
Net assets, end of period (000’s)	$65,475	$66,695	$70,613	$59,178		$23,981
Portfolio turnover rate	14.91%	26.17% [j]	49.31%	43.35%		22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 86.7%
Auto Components 0.9%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	218,708	$525
Continental AG	Germany	61,983	5,147,606
[a,d]International Automotive Components Group Brazil LLC	Brazil	424,073	144,397
[a,d,e]International Automotive Components Group North America, LLC	United States	3,000,220	1,480,758

			6,773,286

Automobiles 0.4%
Daimler AG	Germany	161	7,202
[a]General Motors Co.	United States	136,940	2,700,457

			2,707,659

Beverages 3.0%
Coca-Cola Enterprises Inc.	United Kingdom	107,220	3,006,449
Dr. Pepper Snapple Group Inc.	United States	120,110	5,254,812
[f]Pernod Ricard SA	France	126,640	13,504,820

			21,766,081

Biotechnology 0.6%
Amgen Inc.	United States	61,796	4,513,580

Capital Markets 1.9%
Morgan Stanley	United States	450,600	6,574,254
UBS AG	Switzerland	609,866	7,101,180

			13,675,434

Chemicals 0.7%
Linde AG	Germany	32,336	5,019,383

Commercial Banks 6.9%
[a,d,g]The Bankshares Inc.	United States	800,000	2,636,792
Barclays PLC	United Kingdom	277,170	707,186
[f]BNP Paribas SA	France	138,020	5,298,860
[a,d]Capital Bank Financial Corp., A, 144A	United States	78,494	1,295,151
[a,d]Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	4,453,713
[a]CIT Group Inc.	United States	81,872	2,917,918
[a,d]Elephant Capital Holdings Ltd.	Japan	1,903	—
HSBC Holdings PLC	United Kingdom	687,585	6,045,122
KB Financial Group Inc.	South Korea	101,400	3,278,362
[a,d]NCB Warrant Holdings Ltd., A	Japan	9,306	—
PNC Financial Services Group Inc.	United States	157,001	9,594,332
Wells Fargo & Co.	United States	445,130	14,885,148

			51,112,584

Communications Equipment 1.0%
Cisco Systems Inc.	United States	359,180	6,167,121
[a]Research In Motion Ltd.	Canada	156,132	1,153,815

			7,320,936

Construction & Engineering 0.6%
Vinci SA	France	99,255	4,620,826

Construction Materials 0.5%
CRH PLC	Ireland	211,723	4,048,824

Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	44	220

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Containers & Packaging 0.9%
Rexam PLC	United Kingdom	1,039,817	$6,855,393

Diversified Financial Services 3.2%
Citigroup Inc.	United States	203,910	5,589,173
Deutsche Boerse AG	Germany	131,677	7,087,642
[a]ING Groep NV	Netherlands	994,910	6,630,726
JPMorgan Chase & Co.	United States	62,020	2,215,974
NYSE Euronext	United States	77,522	1,983,013

			23,506,528

Diversified Telecommunication Services 0.7%
[a]AboveNet Inc.	United States	19,329	1,623,636
Cable & Wireless Communications PLC	Panama	942,775	437,811
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	32,386
Vivendi SA	France	183,456	3,396,821

			5,490,654

Electric Utilities 1.5%
[a,d]AET&D Holdings No. 1 Pty. Ltd.	Australia	1,361,600	—
Exelon Corp.	United States	288,450	10,851,489

			10,851,489

Electrical Equipment 0.3%
Alstom SA	France	82,608	2,606,399

Electronic Equipment, Instruments & Components 0.5%
Hoya Corp.	Japan	169,554	3,703,098

Energy Equipment & Services 2.6%
Baker Hughes Inc.	United States	156,156	6,418,012
Ensco PLC, A	United States	95,904	4,504,611
Petroleum Geo-Services ASA	Norway	7,349	89,128
[a]SBM Offshore NV	Netherlands	325,498	4,484,078
Transocean Ltd.	United States	73,643	3,294,051

			18,789,880

Food & Staples Retailing 3.4%
CVS Caremark Corp.	United States	206,846	9,665,914
Koninklijke Ahold NV	Netherlands	647,986	8,015,570
Metro AG	Germany	126,985	3,697,184
Walgreen Co.	United States	118,419	3,502,834

			24,881,502

Food Products 1.8%
[a]Farmer Brothers Co.	United States	19,353	154,050
Kraft Foods Inc., A	United States	337,176	13,021,737

			13,175,787

Health Care Equipment & Supplies 2.0%
[a]Boston Scientific Corp.	United States	777,474	4,408,277
Medtronic Inc.	United States	257,934	9,989,784

			14,398,061

Health Care Providers & Services 1.1%
Cigna Corp.	United States	177,778	7,822,232

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Hotels, Restaurants & Leisure 1.6%
Accor SA	France	233,246	$7,285,440
Ladbrokes PLC	United Kingdom	1,872,315	4,612,850

			11,898,290

Independent Power Producers & Energy Traders 0.9%
[a]NRG Energy Inc.	United States	364,067	6,320,203

Industrial Conglomerates 3.4%
Jardine Matheson Holdings Ltd.	Hong Kong	189,097	9,152,295
Jardine Strategic Holdings Ltd.	Hong Kong	526,698	16,064,289

			25,216,584

Insurance 6.1%
ACE Ltd.	United States	223,660	16,579,916
[a]Alleghany Corp.	United States	2,730	927,517
[a]American International Group Inc.	United States	312,656	10,033,131
E-L Financial Corp. Ltd.	Canada	5,378	2,192,299
[a,d]Imagine Group Holdings Ltd.	Bermuda	120,290	1,411,471
MetLife Inc.	United States	78,866	2,433,016
[a,d]Olympus Re Holdings Ltd.	United States	2,140	—
PartnerRe Ltd.	Bermuda	94,940	7,184,110
Zurich Insurance Group AG	Switzerland	17,558	3,950,087

			44,711,547

Machinery 0.5%
Stanley Black & Decker Inc.	United States	58,667	3,775,808

Marine 1.4%
A.P. Moller - Maersk AS, B	Denmark	1,565	10,241,331

Media 4.8%
CBS Corp., B	United States	179,115	5,871,390
Comcast Corp., Special A	United States	48,623	1,526,762
Daekyo Co. Ltd.	South Korea	5,820	28,557
Eutelsat Communications	France	220,746	6,779,062
News Corp., B	United States	224,400	5,053,488
Reed Elsevier PLC	United Kingdom	792,969	6,357,901
Time Warner Cable Inc.	United States	66,570	5,465,397
Viacom Inc., B	United States	92,770	4,362,045

			35,444,602

Metals & Mining 0.6%
ThyssenKrupp AG	Germany	261,199	4,242,910

Multi-Utilities 2.3%
E.ON AG	Germany	367,602	7,909,030
GDF Suez	France	368,134	8,738,149

			16,647,179

Multiline Retail 0.5%
Kohl’s Corp.	United States	79,740	3,627,373

Office Electronics 1.3%
Xerox Corp.	United States	1,261,817	9,930,500

Oil, Gas & Consumable Fuels 7.0%
Apache Corp.	United States	110,560	9,717,118
BP PLC	United Kingdom	799,477	5,284,951

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
CONSOL Energy Inc.	United States	205,976	$6,228,714
Marathon Oil Corp.	United States	198,761	5,082,319
Marathon Petroleum Corp.	United States	116,351	5,226,487
Murphy Oil Corp.	United States	93,480	4,701,109
Royal Dutch Shell PLC, A	United Kingdom	423,890	14,272,922
[a]WPX Energy Inc.	United States	59,656	965,234

			51,478,854

Personal Products 0.0%†
Avon Products Inc.	United States	10,284	166,704

Pharmaceuticals 6.6%
Eli Lilly & Co.	United States	119,950	5,147,055
Merck & Co. Inc.	United States	455,858	19,032,071
Novartis AG, ADR	Switzerland	126,364	7,063,748
Pfizer Inc.	United States	539,351	12,405,073
Teva Pharmaceutical Industries Ltd., ADR	Israel	115,150	4,541,516

			48,189,463

Real Estate Management & Development 1.0%
[c]Canary Wharf Group PLC	United Kingdom	487,324	1,765,285
Great Eagle Holdings Ltd.	Hong Kong	1,012,524	2,589,355
Swire Pacific Ltd., B	Hong Kong	1,224,472	2,798,351
Swire Properties Ltd.	Hong Kong	171,426	513,741

			7,666,732

Software 3.3%
Microsoft Corp.	United States	506,298	15,487,656
Nintendo Co. Ltd.	Japan	29,900	3,457,620
[a]Symantec Corp.	United States	347,270	5,073,614

			24,018,890

Tobacco 8.6%
Altria Group Inc.	United States	278,254	9,613,676
British American Tobacco PLC	United Kingdom	360,126	18,297,895
Imperial Tobacco Group PLC	United Kingdom	337,446	12,992,644
Lorillard Inc.	United States	79,726	10,519,846
Philip Morris International Inc.	United States	83,471	7,283,679
Reynolds American Inc.	United States	101,494	4,554,036

			63,261,776

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	United Kingdom	6,057,446	17,011,728

Total Common Stocks and Other Equity Interests (Cost $585,702,050)			637,490,310

Preferred Stocks 1.2%
Automobiles 0.5%
Volkswagen AG, pfd.	Germany	23,398	3,689,718

Diversified Financial Services 0.7%
[a,d]Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	4,880,202

Total Preferred Stocks (Cost $7,412,251)			8,569,920

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests 4.7%
Clear Channel Communications Inc.,
[h,i]Delayed Draw 2 Term Loan, 3.895%, 1/29/16	United States	1,485,257	$1,143,648
[j]senior note, PIK, 11.00%, 8/01/16	United States	2,001,000	1,250,625
[h,i]Tranche B Term Loan, 3.895%, 1/29/16	United States	8,729,455	6,965,835
[h,i]Tranche C Term Loan, 3.895%, 1/29/16	United States	1,774,088	1,375,287
[k]Energy Future Intermediate Holding Co. LLC/Finance Inc., secured note, 144A, 11.75%, 3/01/22	United States	1,403,000	1,445,090
[h]Hilton Worldwide Inc., FRN,
Mezzanine D Loan, 3.492%, 11/12/15	United States	252,414	227,172
Mezzanine E Loan, 3.742%, 11/12/15	United States	323,946	285,073
Mezzanine F Loan, 3.992%, 11/12/15	United States	808,866	713,825
Mezzanine G Loan, 4.242%, 11/12/15	United States	1,456,759	1,260,097
[h,i]iStar Financial Inc.,
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	132,244	131,803
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	495,000	496,237
NRG Energy Inc., senior note, 7.375%, 1/15/17	United States	810,000	844,425
Realogy Corp.,
[h,i]Extended First Lien Term Loan, 4.491%, 10/10/16	United States	5,315,596	5,033,205
[h,i]Extended Synthetic Letter of Credit, 4.496%, 10/10/16	United States	331,081	313,492
[f,k]senior secured note, 144A, 7.875%, 2/15/19	United States	411,000	403,807
[k]senior secured note, 144A, 9.00%, 1/15/20	United States	365,000	377,775
[h,i]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.741%, 10/10/17	United States	12,912,264	7,746,119
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	1,428,000	374,850
[k]senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000	4,052,812

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $40,527,438)			34,441,177

Corporate Notes and Senior Floating Rate Interests in Reorganization 1.0%
[d,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	722	—
[l]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	4,854,000	3,179,370
[h,i,l]Tribune Co.,
Incremental Term Loan, 7.25%, 8/04/14	United States	761,000	497,979
[m]Initial Tranche B Term Loan, 5.25%, 8/04/14	United States	5,361,000	3,584,542

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $8,900,834)			7,261,891

		Shares
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	5,379,562	5,380
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	7,735
[a,b,c]Century Communications Corp., Contingent Distribution	United States	1,074,000	—
[a,d]FIM Coinvestor Holdings I, LLC	United States	2,077,368	—

Total Companies in Liquidation (Cost $481,248)			13,115

Total Investments before Short Term Investments (Cost $643,023,821)			687,776,413

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*	Value
Short Term Investments 6.7%
Convertible Notes (Cost $2,757,068) 0.4%
[h]iStar Financial Inc., cvt., senior note, FRN, 0.968%, 10/01/12	United States	2,829,000	$2,828,717

U.S. Government and Agency Securities 4.7%
[n]FHLB, 7/02/12	United States	15,000,000	15,000,000
[n,o]U.S. Treasury Bills, 9/20/12 - 12/27/12	United States	20,000,000	19,989,901

Total U.S. Government and Agency Securities (Cost $34,989,222)			34,989,901

Total Investments before Money Market Funds (Cost $680,770,111)			725,595,031

		Shares
[p]Investments from Cash Collateral Received for Loaned Securities (Cost $11,968,206) 1.6%
Money Market Funds 1.6%
[q]BNY Mellon Overnight Government Fund, 0.182%		11,968,206	11,968,206

Total Investments (Cost $692,738,317) 100.3%			737,563,237
Other Assets, less Liabilities (0.3)%			(2,492,024)

Net Assets 100.0%			$735,071,213

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2012, the aggregate value of these securities was $1,798,196, representing 0.24% of net assets.

dSee Note 9 regarding restricted securities.

eAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fA portion or all of the security is on loan at June 30, 2012. See Note 1(g).

gSee Note 11 regarding holdings of 5% voting securities.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(h) regarding senior floating rate interests.

jIncome may be received in additional securities and/or cash.

kSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $6,279,484, representing 0.85% of net assets.

lSee Note 7 regarding credit risk and defaulted securities.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been pledged as collateral for open futures contracts. At June 30, 2012, the value of this security pledged as collateral was $1,056,730, representing 0.14% of net assets.

pSee Note 1(g) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund

At June 30, 2012, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	215	$34,045,250	9/17/12	$—	$(364,078)
GBP/USD	Short	129	12,639,581	9/17/12	—	(122,600)

Net unrealized appreciation (depreciation)						$(486,678)

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	4,478,513	$5,540,149	7/17/12	$128,698	$—
Euro	BZWS	Buy	91,397	113,222	7/17/12	2,468	—
Euro	HSBC	Buy	2,549,025	3,156,710	7/17/12	69,814	—
Euro	FBCO	Buy	1,055,303	1,316,912	7/17/12	18,877	—
Euro	HSBC	Sell	6,491,546	8,272,010	7/17/12	55,090	—
Euro	DBAB	Sell	7,719,231	10,195,993	7/17/12	425,085	—
Euro	BZWS	Sell	3,725,586	4,909,864	7/17/12	194,063	—
Euro	BOFA	Sell	878,467	1,159,902	7/17/12	47,949	—
Euro	HAND	Sell	503,368	667,909	7/17/12	30,752	—
Euro	SSBT	Sell	155,008	206,415	7/17/12	10,208	—
British Pound	BZWS	Sell	6,596,096	10,314,316	7/19/12	—	(19,612)
British Pound	DBAB	Sell	6,338,544	9,910,947	7/19/12	—	(19,480)
British Pound	DBAB	Buy	130,000	207,672	7/19/12	—	(4,005)
British Pound	FBCO	Sell	294,891	462,725	7/19/12	724	—
Swiss Franc	BZWS	Buy	3,012,319	3,317,642	8/10/12	—	(140,088)
Swiss Franc	DBAB	Buy	2,599,215	2,870,138	8/10/12	—	(128,348)
Swiss Franc	BOFA	Buy	1,632,757	1,794,126	8/10/12	—	(71,808)
Swiss Franc	HSBC	Buy	1,360,096	1,486,566	8/10/12	—	(51,864)
Swiss Franc	SSBT	Buy	214,000	233,579	8/10/12	—	(7,840)
Swiss Franc	DBAB	Sell	95,941	100,790	8/10/12	—	(414)
Swiss Franc	DBAB	Buy	126,135	130,866	8/10/12	2,188	—
Swiss Franc	BOFA	Buy	81,710	84,616	8/10/12	1,576	—
Swiss Franc	FBCO	Buy	74,969	77,879	8/10/12	1,203	—
Swiss Franc	BOFA	Sell	7,286,591	7,989,440	8/10/12	303,157	—
Swiss Franc	DBAB	Sell	7,487,867	8,217,183	8/10/12	318,582	—
Swiss Franc	BZWS	Sell	335,893	368,583	8/10/12	14,265	—
British Pound	DBAB	Buy	1,196,901	1,898,579	8/16/12	—	(23,572)
British Pound	BZWS	Buy	625,527	987,062	8/16/12	—	(7,142)
British Pound	HSBC	Sell	534,444	831,866	8/16/12	—	(5,368)
British Pound	BZWS	Sell	149,825	233,111	8/16/12	—	(1,597)
British Pound	FBCO	Sell	370,000	578,095	8/16/12	—	(1,528)
British Pound	DBAB	Buy	331,223	513,400	8/16/12	5,478	—
British Pound	BZWS	Sell	6,336,893	10,100,408	8/16/12	173,345	—
British Pound	DBAB	Sell	7,140,629	11,392,081	8/16/12	205,925	—
British Pound	HAND	Sell	179,049	281,509	8/16/12	1,019	—
British Pound	HSBC	Sell	179,049	281,902	8/16/12	1,413	—
Euro	DBAB	Buy	614,947	806,646	8/31/12	—	(27,893)
Euro	BZWS	Sell	11,774,495	15,765,036	8/31/12	854,105	—
Euro	DBAB	Sell	603,543	792,362	8/31/12	28,050	—
Euro	BOFA	Sell	11,032,225	14,491,572	8/31/12	520,633	—

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Global Discovery Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Sell	457,615	$600,569	8/31/12	$21,057	$—
Euro	BZWS	Sell	6,049,944	7,982,750	10/16/12	317,077	—
Euro	BOFA	Sell	5,681,718	7,494,527	10/16/12	295,420	—
Euro	DBAB	Sell	1,396,475	1,843,604	10/16/12	74,179	—
Japanese Yen	HSBC	Sell	271,426,158	3,346,808	10/22/12	—	(52,218)
Japanese Yen	DBAB	Buy	14,320,700	180,640	10/22/12	—	(1,304)
Japanese Yen	HSBC	Buy	6,615,500	81,625	10/22/12	1,219	—
Japanese Yen	DBAB	Buy	16,678,718	207,894	10/22/12	971	—
Japanese Yen	DBAB	Sell	120,314,643	1,509,134	10/22/12	2,453	—
Japanese Yen	HSBC	Sell	3,040,000	38,138	10/22/12	71	—
British Pound	HSBC	Buy	68,479	106,146	11/21/12	1,097	—
British Pound	BZWS	Buy	281,621	436,749	11/21/12	4,289	—
British Pound	DBAB	Buy	1,561,907	2,399,318	11/21/12	46,735	—
British Pound	HSBC	Sell	3,440,676	5,444,285	11/21/12	55,951	—
British Pound	BZWS	Sell	6,249,284	9,886,367	11/21/12	99,562	—
British Pound	BOFA	Sell	3,124,642	4,944,215	11/21/12	50,812	—
British Pound	HAND	Sell	241,944	379,632	11/21/12	728	—
Euro	BZWS	Sell	7,099,580	8,919,202	11/30/12	—	(81,892)
Euro	DBAB	Sell	6,678,342	8,394,009	11/30/12	—	(73,026)
Euro	HSBC	Sell	2,389,518	3,019,789	11/30/12	—	(9,680)
Euro	HAND	Sell	1,176,899	1,486,165	11/30/12	—	(5,901)
Euro	FBCO	Sell	879,470	1,114,394	11/30/12	—	(584)
Euro	DBAB	Sell	732,110	929,290	11/30/12	1,106	—
Euro	BOFA	Sell	219,868	279,240	11/30/12	496	—
Euro	BZWS	Sell	219,868	279,019	11/30/12	274	—
Euro	SCBT	Sell	234,901	298,352	11/30/12	547	—
Canadian Dollar	DBAB	Sell	1,935,100	1,881,972	12/17/12	—	(11,721)
Canadian Dollar	HAND	Sell	45,609	44,573	12/17/12	—	(63)

Unrealized appreciation (depreciation)						4,388,711	(746,948)

Net unrealized appreciation (depreciation)						$3,641,763

See Abbreviations on page MGD-36.

The accompanying notes are an integral part of these financial statements.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$684,738,317
Cost - Non-controlled affiliated issuers (Note 11)	8,000,000

Total cost of investments	$692,738,317

Value - Unaffiliated issuers	$734,926,445
Value - Non-controlled affiliated issuers (Note 11)	2,636,792

Total value of investments (includes securities loaned in the amount of $12,321,692)	737,563,237
Cash	65,469
Restricted cash (Note 1e)	1,460,000
Foreign currency, at value (cost $1,782,289)	1,785,287
Receivables:
Investment securities sold	4,768,097
Capital shares sold	50,420
Dividends and interest	3,578,052
Unrealized appreciation on forward exchange contracts	4,388,711
Other assets	386

Total assets	753,659,659

Liabilities:
Payables:
Investment securities purchased	1,124,978
Capital shares redeemed	1,259,842
Affiliates	873,746
Variation margin	771,850
Payable upon return of securities loaned	11,968,206
Due to brokers	1,460,000
Unrealized depreciation on forward exchange contracts	746,948
Accrued expenses and other liabilities	382,876

Total liabilities	18,588,446

Net assets, at value	$735,071,213

Net assets consist of:
Paid-in capital	$578,543,327
Undistributed net investment income	28,476,461
Net unrealized appreciation (depreciation)	48,014,334
Accumulated net realized gain (loss)	80,037,091

Net assets, at value	$735,071,213

The accompanying notes are an integral part of these financial statements.

MGD-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$1,021,152

Shares outstanding	49,285

Net asset value and maximum offering price per share	$20.72

Class 2:
Net assets, at value	$668,575,074

Shares outstanding	32,913,337

Net asset value and maximum offering price per share	$20.31

Class 4:
Net assets, at value	$65,474,987

Shares outstanding	3,191,241

Net asset value and maximum offering price per share	$20.52

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Mutual Global Discovery Securities Fund
Investment income:
Dividends (net of foreign taxes of $792,472)	$11,592,927
Interest	2,082,909
Income from securities loaned	369,222

Total investment income	14,045,058

Expenses:
Management fees (Note 3a)	3,096,673
Administrative fees (Note 3b)	523,833
Distribution fees: (Note 3c)
Class 2	879,563
Class 4	117,563
Unaffiliated transfer agent fees	991
Custodian fees (Note 4)	38,094
Reports to shareholders	150,073
Professional fees	51,690
Trustees’ fees and expenses	2,584
Other	25,134

Total expenses	4,886,198

Net investment income	9,158,860

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	48,426,709
Written options	60,098
Foreign currency transactions	11,170,419
Futures contracts	1,281,349
Securities sold short	(1,024,968)

Net realized gain (loss)	59,913,607

Net change in unrealized appreciation (depreciation) on:
Investments	(18,706,509)
Translation of other assets and liabilities denominated in foreign currencies	(10,004,891)

Net change in unrealized appreciation (depreciation)	(28,711,400)

Net realized and unrealized gain (loss)	31,202,207

Net increase (decrease) in net assets resulting from operations	$40,361,067

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$9,158,860	$26,618,951
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	59,913,607	68,619,465
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(28,711,400)	(151,927,152)

Net increase (decrease) in net assets resulting from operations	40,361,067	(56,688,736)

Distributions to shareholders from:
Net investment income:
Class 1	—	(1,808,753)
Class 2	—	(27,559,671)
Class 4	—	(1,533,102)
Net realized gains:
Class 1	—	(1,558,774)
Class 2	—	(25,603,997)
Class 4	—	(1,468,422)

Total distributions to shareholders	—	(59,532,719)

Capital share transactions: (Note 2)
Class 1	(7,492)	(75,411,767)
Class 2	(80,480,821)	(536,023,097)
Class 4	(4,630,812)	1,436,142

Total capital share transactions	(85,119,125)	(609,998,722)

Net increase (decrease) in net assets	(44,758,058)	(726,220,177)
Net assets:
Beginning of period	779,829,271	1,506,049,448

End of period	$735,071,213	$779,829,271

Undistributed net investment income included in net assets:
End of period	$28,476,461	$19,317,601

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Global Discovery Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2012, 84.96% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had no OTC derivatives in a net unrealized loss position for such contracts.

At June 30, 2012, the Fund held $3,551,525 in United Kingdom treasury bonds and U.S. treasury bills as collateral for derivatives.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At June 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes (continued)

tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,516	$92,844	140,069	$3,084,356
Shares issued in reinvestment of distributions	—	—	168,285	3,367,527
Shares redeemed in-kind (Note 13)	—	—	(3,394,333)	(67,951,585)
Shares redeemed	(4,778)	(100,336)	(843,405)	(13,912,065)

Net increase (decrease)	(262)	$(7,492)	(3,929,384)	$(75,411,767)

Class 2 Shares:
Shares sold	692,546	$14,025,028	1,990,050	$40,633,273
Shares issued in reinvestment of distributions	—	—	2,709,831	53,163,668
Shares redeemed in-kind (Note 13)	—	—	(21,446,416)	(398,285,682)
Shares redeemed	(4,683,352)	(94,505,849)	(11,321,410)	(231,534,356)

Net increase (decrease)	(3,990,806)	$(80,480,821)	(28,067,945)	$(536,023,097)

Class 4 Shares:
Shares sold	47,161	$974,584	410,892	$8,602,556
Shares issued on reinvestment of distributions	—	—	151,460	3,001,524
Shares redeemed	(275,965)	(5,605,396)	(502,145)	(10,167,938)

Net increase (decrease)	(228,804)	$(4,630,812)	60,207	$1,436,142

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$694,400,814

Unrealized appreciation	$128,797,790
Unrealized depreciation	(85,635,367)

Net unrealized appreciation (depreciation)	$43,162,423

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2012, aggregated $109,310,723 and $158,407,792, respectively.

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

6. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the period ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	160	$62,276
Options written	39	5,007
Options expired	(39)	(5,007)
Options exercised	(57)	(22,197)
Options closed	(103)	(40,079)

Options outstanding at June 30, 2012	—	$—

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At June 30, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $7,261,891, representing 0.99% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,361,600	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
800,000	The Bankshares Inc.	3/22/07	8,000,000	2,636,792
722	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	722	—
78,494	Capital Bank Financial Corp., A, 144A	12/16/09 - 7/02/10	1,569,880	1,295,151

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

9. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
269,922	Capital Bank Financial Corp., B, 144A, non-voting	12/16/09 - 7/02/10	$5,398,440	$4,453,713
1,903	Elephant Capital Holdings Ltd.	8/23/04 - 3/10/08	294,226	—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	4,880,202
120,290	Imagine Group Holdings Ltd.	8/31/04	1,231,950	1,411,471
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	144,397
3,000,220	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	2,879,270	1,480,758
9,306	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	87,597	—
2,140	Olympus Re Holdings Ltd.	12/19/01	201,741	—

	Total Restricted Securities (2.22% of Net Assets)			$16,302,484

10. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$4,388,711	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$1,233,626[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$12,669,385	$(10,008,935)
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	60,098	8,284

For the period ended June 30, 2012, the average month end market value of derivatives represented 0.98% of average month end net assets. The average month end number of open derivative contracts for the period was 113.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

MGD-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (0.36% of Net Assets)	800,000	—	—	800,000	$2,636,792	$—	$—

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

13. REDEMPTION IN-KIND

During the year ended December 31, 2011, the Fund realized $45,310,078 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

MGD-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$5,147,606	$—	$1,625,680		$6,773,286
Commercial Banks	42,726,928	—	8,385,656	[b]	51,112,584
Consumer Finance	—	220	—		220
Diversified Financial Services	23,506,528	—	4,880,202		28,386,730
Diversified Telecommunication Services	5,458,268	—	32,386	[b]	5,490,654
Insurance	43,300,076	—	1,411,471	[b]	44,711,547
Real Estate Management & Development	5,901,447	—	1,765,285		7,666,732
Other Equity Investments[c]	501,918,477	—	—	[b]	501,918,477
Corporate Bonds, Notes and Senior Floating Rate Interests	—	34,441,177	—		34,441,177
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	7,261,891	—		7,261,891
Companies in Liquidation	—	13,115	—		13,115
Short Term Investments	19,989,901	29,796,923	—		49,786,824

Total Investments in Securities	$647,949,231	$71,513,326	$18,100,680		$737,563,237

Forward Exchange Contracts	—	4,388,711	—		4,388,711
Liabilities:
Forward Exchange Contracts	—	746,948	—		746,948
Futures Contracts	486,678	—	—		486,678

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2012.

cFor detailed categories, see the accompanying Statement of Investments.

At June 30, 2012, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfers Into Level 3[a]	Transfers Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets
Investments in Securities:
Equity Investments:[c]
Auto Components	$1,616,712		$—	$—	$—	$—	$(720,173)	$—	$729,141	$1,625,680		$729,141
Commercial Banks	2,859,392	[d]	—	—	5,748,864	—	—	—	(222,600)	8,385,656	[d]	(222,600)
Diversified Financial Services	2,333,811		2,644,464	—	—	—	—	—	(98,073)	4,880,202		(98,073)
Diversified Telecommunication Services	32,340	[d]	—	—	—	—	—	—	46	32,386	[d]	46

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

	Balance at Beginning of Period		Purchases	Sales	Transfers Into Level 3[a]	Transfers Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Insurance	$1,505,983	[d]	$—	$—	$—	$—	$—	$—	$(94,512)	$1,411,471	[d]	$(94,512)
Real Estate Management & Development	1,789,048		—	—	—	—	—	—	(23,763)	1,765,285		(23,763)

Total	$10,137,286		$2,644,464	$—	$5,748,864	$—	$(720,173)	$—	$290,239	$18,100,680		$290,239

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable inputs developed by the VLOC for material Level 3 investments as of June 30, 2012, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$1,480,758	Market comparables	Discount for lack of marketability	15%
			EV / EBITDA multiple	3.3x
Commercial Banks	2,636,792	Market comparables	Discount for lack of marketability	10%
			Price / tangible book multiple	0.99x
Diversified Financial Services	4,880,202	Option pricing model	Stock price volatility	28.6%
Insurance	1,411,471	Market comparables	Discount for lack of marketability	5%
			Price / book multiple	1.0x
Real Estate Management & Development	1,765,285	Market comparables	Discount for lack of marketability	8%

aIncludes common and preferred stocks as well as other equity investments.

The significant unobservable inputs used in the fair value measurement of the Fund's investment in auto components companies are an enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the EV to EBITDA multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund's investments in commercial banks companies are the price to tangible book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to tangible book multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund's investment in diversified financial services companies is stock price volatility. A significant and reasonable increase or decrease in the input would result in a significant increase or decrease in the fair value measurement.

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

The significant unobservable inputs used in the fair value measurement of the Fund's investment in insurance companies are the price to book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to book multiple would not result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund's investment in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

The difference in fair value measurements, caused by significant and reasonable changes in any of these inputs, except the EV to EBITDA multiple and the stock price volatility inputs, would not materially impact the net assets of the Fund.

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	USD - United States Dollar	FRN - Floating Rate Note
FBCO - Credit Suisse Group AG		PIK - Payment-In-Kind
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co.

MGD-36

MUTUAL INTERNATIONAL SECURITIES FUND

We are pleased to bring you Mutual International Securities Fund’s semiannual report for the period ended June 30, 2012.

Performance Summary as of 6/30/12

Mutual International Securities Fund – Class 4 delivered a +4.56% total return* for the six-month period ended 6/30/12.

*The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and other expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/13. Fund investment results reflect the expense reduction, without which the results would have been lower.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual International Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual International Securities Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of non-U.S. issuers.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which posted a total return of +4.24% for the same period.1

Economic and Market Overview

The six months under review encompassed two different market environments. The first quarter of 2012 delivered the best annual start for global developed stocks in more than a decade, as measured by the MSCI World Index, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks.2 Yet, renewed global economic weakness and European debt concerns led the market lower in the second quarter, and stocks dropped sharply in the spring before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Coalition-building efforts in Greece collapsed amid anger over the terms of the country’s second bailout, forcing a new election that brought some relief when the pro-euro party won. Elsewhere in the region, France’s socialist candidate clinched the presidency on a pro-growth platform and the Dutch cabinet resigned in the wake of a contentious austerity deal.

On the economic front, global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany, the U.S. and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Yet, encouraging progress did emerge at period-end when leaders in Brussels agreed to ease conditions of sovereign bond purchases and permit the region’s bailout fund to directly recapitalize banks. Meanwhile, the U.S. Federal Reserve Board opted to extend its strategy, dubbed Operation Twist, designed to lower systemically important interest rates, and the People’s Bank of China slashed interest rates for the first time since the global financial crisis began. In the latter part of the period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks in Asia and Europe. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the six months under review, Fund performance benefited from several investments. Three of the largest contributors during the period were Beijing-based media advertising firm Sinomedia Holding, German tire and auto parts manufacturer Continental and Hong Kong-based real estate developer Franshion Properties China.

Sinomedia is a leading provider of nationwide television advertising coverage and campaign planning for advertisers and advertising agents. The company is the largest private sector operator of television advertisement time for CCTV, the predominant state television broadcaster in China, and also maintains integrated brand communication and creative production businesses. In an environment of rising Chinese consumer demand, companies have been increasing their advertising spending and we believe Sinomedia stands to benefit from this trend. In our view at period-end, Sinomedia traded at attractive multiples with considerable cash on the balance sheet and offered an attractive dividend payout to investors.

Continental posted strong operating results in fiscal year 2011, which included double-digit revenue growth and earnings growth. The company has also taken steps to strengthen its balance sheet and management expects net debt will continue to decline in 2012. Continental has demonstrated its ability to improve performance in certain business segments, and we continue to believe it is one of the best positioned auto suppliers globally, due to its focus on fuel efficiency, carbon dioxide emission reduction, vehicle electronics and technology solutions for global automotive original equipment manufacturers. We believe the company’s prospects could remain positive over the next several years, based on its improving balance sheet and cash flow profile.

Franshion Properties China is a developer and operator of large-scale and high-end commercial real estate projects. During the period, operating results testified to Franshion’s ability to execute in residential

Top 10 Sectors/Industries

Mutual International Securities Fund 6/30/12

% of Total Net Assets
Insurance	11.4%
Commercial Banks	7.9%
Construction & Engineering	4.9%
Hotels, Restaurants & Leisure	4.8%
Diversified Financial Services	4.4%
Pharmaceuticals	4.2%
Food & Staples Retailing	4.2%
Chemicals	3.7%
Media	2.8%
Oil, Gas & Consumable Fuels	2.8%

development, an area in which the company’s capabilities had previously been largely discounted. Franshion also reported a significant increase in rental revenues from its premium property portfolio, which benefited its share price.

Despite the Fund’s positive performance during the period, there were a few disappointments in the portfolio. Among the top detractors were German industrial conglomerate ThyssenKrupp, U.K. financial services restructuring company Resolution, and Australian infrastructure firm Transfield Services.

During the period, ThyssenKrupp’s operating performance was broadly in line with expectations, with the exception of the company’s Steel Europe and Americas businesses, which struggled due to cyclical pricing pressures and launch issues in the Americas. While the company continued to execute on its original restructuring plan, the uncertain and volatile macroeconomic environment weighed on operations, contributing to management’s recent announcement that it would explore all strategic options regarding the Steel Americas division. At period-end, we continued to see upside potential in our investment based on our view that ThyssenKrupp has a strong set of assets, manageable debt maturity ladder, ability to generate strong free cash flow and a restructuring plan designed to create value.

Resolution is a holding company formed to complete leveraged buyouts and mergers of U.K. life insurance operators. At its annual meeting of shareholders in May, the company announced it would delay the second stage of its share buyback plan until the second half of 2012, sending shares lower. Despite the stock’s near-term weakness, we continue to view our investment in Resolution favorably, as the underlying insurance operations have held up in a difficult operating environment, resulting in an increase in operating profit for the company’s most recent fiscal year. We also believe the share repurchase delay was only a cautionary step taken by management.

Transfield Services provides operations, maintenance and construction services to the resources, energy, industrial, property and defense sectors. The company’s share price declined as investors sold off after the company’s announcement that adverse weather conditions across northern Australia will negatively impact fiscal year 2012 earnings. Thinking like company owners and investing with a long-term perspective, we sought to capitalize on this short-term weakness arising from what we viewed as a nonrecurring event and added to our position.

Top 10 Holdings

Mutual International Securities Fund

6/30/12

Company Sector/Industry, Country	% of Total Net Assets
Rexam PLC	1.8%
Containers & Packaging, U.K.
REXLot Holdings Ltd.	1.8%
Hotels, Restaurants & Leisure, Hong Kong
Sinomedia Holding Ltd.	1.7%
Media, China
Aozora Bank Ltd.	1.6%
Commercial Banks, Japan
Continental AG	1.6%
Auto Components, Germany
RSA Insurance Group PLC	1.6%
Insurance, U.K.
Boart Longyear Ltd.	1.6%
Construction & Engineering, Australia
Transfield Services Ltd.	1.5%
Commercial Services & Supplies, Australia
FamilyMart Co. Ltd.	1.4%
Food & Staples Retailing, Japan
Hoya Corp.	1.4%
Electronic Equipment, Instruments & Components, Japan

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

During the period, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

Thank you for your participation in Mutual International Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual International Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,045.60	$6.61
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.52

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.30%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual International Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.66	$12.04	$11.82	$10.00

Income from investment operations[b]:
Net investment income[c]	0.16	0.24	0.25	0.08
Net realized and unrealized gains (losses)	0.28	(1.67)	1.51	2.30

Total from investment operations	0.44	(1.43)	1.76	2.38

Less distributions from:
Net investment income	—	(0.29)	(0.67)	(0.13)
Net realized gains	—	(0.66)	(0.87)	(0.43)

Total distributions	—	(0.95)	(1.54)	(0.56)

Net asset value, end of period	$10.10	$9.66	$12.04	$11.82

Total return[d]	4.55%	(11.92)%	15.49%	23.91%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	6.31%	5.13%	4.97%	8.61%[f]
Expenses net of waiver and payments by affiliates	1.20%	1.20%	1.20% [g]	1.21% [f,g]
Expenses incurred in connection with securities sold short	—%	—%	—%	0.01%
Net investment income	3.14%	2.12%	2.07%	1.27%

Supplemental data
Net assets, end of period (000’s)	$1,010	$966	$1,204	$1,182
Portfolio turnover rate	13.24%	67.91%	41.11%	41.84%

aFor the period June 15, 2009 (commencement of operations) to December 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the period presented.

gBenefit of expense reduction round to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual International Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.65	$12.04	$11.81	$10.00

Income from investment operations[b]:
Net investment income[c]	0.16	0.23	0.24	0.07
Net realized and unrealized gains (losses)	0.28	(1.68)	1.51	2.29

Total from investment operations	0.44	(1.45)	1.75	2.36

Less distributions from:
Net investment income	—	(0.28)	(0.65)	(0.12)
Net realized gains	—	(0.66)	(0.87)	(0.43)

Total distributions	—	(0.94)	(1.52)	(0.55)

Net asset value, end of period	$10.09	$9.65	$12.04	$11.81

Total return[d]	4.56%	(12.10)%	15.49%	23.76%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	6.41%	5.23%	5.07%	8.71% [f]
Expenses net of waiver and payments by affiliates	1.30%	1.30%	1.30% [g]	1.31% [f,g]
Expenses incurred in connection with securities sold short	—%	—%	—%	0.01%
Net investment income	3.04%	2.02%	1.97%	1.17%

Supplemental data
Net assets, end of period (000’s)	$1,009	$965	$1,204	$1,181
Portfolio turnover rate	13.24%	67.91%	41.11%	41.84%

aFor the period June 15, 2009 (commencement of operations) to December 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the period presented.

gBenefit of expense reduction round to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Mutual International Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Other Equity Interests 90.4%
Aerospace & Defense 1.0%
Safran SA	France	561	$20,732

Air Freight & Logistics 0.3%
PostNL NV	Netherlands	813	3,344
TNT Express NV	Netherlands	261	3,052

			6,396

Auto Components 2.5%
Continental AG	Germany	395	32,804
Valeo SA	France	415	17,065

			49,869

Automobiles 0.0%†
Daimler AG	Germany	1	45

Beverages 2.1%
Asahi Group Holdings Ltd.	Japan	1,093	23,352
[a]Pernod Ricard SA	France	180	19,195

			42,547

Capital Markets 2.8%
F&C Asset Management PLC	United Kingdom	17,090	22,244
Sun Hung Kai & Co. Ltd.	Hong Kong	28,298	14,007
UBS AG	Switzerland	1,703	19,829

			56,080

Chemicals 3.7%
Akzo Nobel NV	Netherlands	255	11,954
Huabao International Holdings Ltd.	Hong Kong	40,000	19,489
Koninklijke DSM NV	Netherlands	439	21,557
Linde AG	Germany	141	21,887

			74,887

Commercial Banks 7.9%
Aozora Bank Ltd.	Japan	13,951	32,963
Barclays PLC	United Kingdom	6,340	16,176
Hana Financial Group Inc.	South Korea	780	24,740
HSBC Holdings PLC	United Kingdom	2,990	26,288
KB Financial Group Inc.	South Korea	534	17,265
[b]Korea Exchange Bank	South Korea	3,070	21,922
Woori Finance Holdings Co. Ltd.	South Korea	1,740	18,981

			158,335

Commercial Services & Supplies 1.8%
Edenred	France	248	7,013
Transfield Services Ltd.	Australia	16,225	30,145

			37,158

Construction & Engineering 4.9%
Boart Longyear Ltd.	Australia	11,034	32,304
Henderson Investment Ltd.	Hong Kong	312,750	22,978
[b]KHD Humboldt Wedag International AG	Germany	3,290	20,486
Vinci SA	France	490	22,812

			98,580

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual International Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Construction Materials 1.4%
CRH PLC	Ireland	872	$16,675
SA des Ciments Vicat	France	236	11,410

			28,085

Consumer Finance 0.9%
Samsung Card Co. Ltd.	South Korea	610	17,050

Containers & Packaging 1.8%
Rexam PLC	United Kingdom	5,555	36,623

Diversified Financial Services 4.4%
Deutsche Boerse AG	Germany	169	9,097
First Pacific Co. Ltd.	Hong Kong	25,752	26,655
[b]ING Groep NV	Netherlands	3,629	24,186
Osaka Securities Exchange Co. Ltd.	Japan	5	28,128

			88,066

Diversified Telecommunication Services 0.8%
Vivendi SA	France	919	17,016

Electric Utilities 0.0%
[b,c]AET&D Holdings No. 1 Pty. Ltd.	Australia	6,987	—

Electronic Equipment, Instruments & Components 1.4%
Hoya Corp.	Japan	1,300	28,392

Energy Equipment & Services 0.9%
[b]Dockwise Ltd.	Netherlands	410	6,434
[b]SBM Offshore NV	Netherlands	885	12,192

			18,626

Food & Staples Retailing 4.2%
FamilyMart Co. Ltd.	Japan	625	28,519
Koninklijke Ahold NV	Netherlands	1,634	20,213
Lawson Inc.	Japan	306	21,346
Metro AG	Germany	523	15,227

			85,305

Food Products 1.4%
China Fishery Group Ltd.	Singapore	41,035	28,339

Hotels, Restaurants & Leisure 4.8%
Accor SA	France	553	17,273
Ladbrokes PLC	United Kingdom	8,018	19,754
Mandarin Oriental International Ltd.	Hong Kong	18,000	23,220
REXLot Holdings Ltd.	Hong Kong	510,168	36,168

			96,415

Household Durables 2.1%
[b]The Berkeley Group Holdings PLC	United Kingdom	1,024	22,629
Skyworth Digital Holdings Ltd.	Hong Kong	44,861	19,776

			42,405

Industrial Conglomerates 2.6%
Jardine Matheson Holdings Ltd.	Hong Kong	473	22,893
Jardine Strategic Holdings Ltd.	Hong Kong	364	11,102

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual International Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Industrial Conglomerates (continued)
Shanghai Industrial Holdings Ltd.	China	6,650	$17,486

			51,481

Insurance 11.4%
ACE Ltd.	United States	325	24,092
Ageas	Belgium	9,527	18,810
AXA SA	France	1,143	15,160
Catlin Group Ltd.	United Kingdom	3,741	24,963
Great Eastern Holdings Ltd.	Singapore	2,000	20,126
Hiscox Ltd.	United Kingdom	3,383	22,680
Lancashire Holdings Ltd.	United Kingdom	1,803	22,507
Resolution Ltd.	United Kingdom	7,611	23,372
RSA Insurance Group PLC	United Kingdom	19,320	32,707
Zurich Insurance Group AG	Switzerland	115	25,872

			230,289

Internet Software & Services 0.4%
Gree Inc.	Japan	400	7,906

IT Services 0.6%
Polaris Financial Technology Ltd.	India	5,415	12,428

Machinery 1.6%
Bradken Ltd.	Australia	3,031	16,103
[b]KUKA AG	Germany	690	15,487

			31,590

Marine 1.3%
A.P. Moller - Maersk AS, B	Denmark	4	26,176

Media 2.8%
Eutelsat Communications	France	233	7,155
Reed Elsevier PLC	United Kingdom	1,960	15,715
Sinomedia Holding Ltd.	China	88,017	34,036

			56,906

Metals & Mining 0.6%
ThyssenKrupp AG	Germany	746	12,118

Multi-Utilities 1.9%
E.ON AG	Germany	927	19,944
GDF Suez	France	798	18,942

			38,886

Multiline Retail 2.0%
Hyundai Department Store Co. Ltd.	South Korea	86	10,700
Marks & Spencer Group PLC	United Kingdom	2,614	13,310
New World Department Store China	China	32,000	17,159

			41,169

Oil, Gas & Consumable Fuels 2.8%
BP PLC	United Kingdom	2,920	19,302
Repsol YPF SA	Spain	953	15,245
Repsol YPF SA, rts., 7/05/12	Spain	937	657
Royal Dutch Shell PLC, A	United Kingdom	634	21,348

			56,552

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual International Securities Fund	Country	Shares/ Rights	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 4.2%
Novartis AG	Switzerland	495	$27,593
Roche Holding AG	Switzerland	144	24,824
Sanofi	France	167	12,626
Teva Pharmaceutical Industries Ltd., ADR	Israel	520	20,509

			85,552

Real Estate Investment Trusts (REITs) 1.6%
The Link REIT	Hong Kong	4,000	16,293
Parkway Life REIT	Singapore	11,000	16,322

			32,615

Real Estate Management & Development 1.2%
Franshion Properties China Ltd.	China	80,390	24,144

Software 0.6%
Nintendo Co. Ltd.	Japan	100	11,564

Tobacco 2.6%
British American Tobacco PLC	United Kingdom	521	26,472
Imperial Tobacco Group PLC	United Kingdom	670	25,797

			52,269

Wireless Telecommunication Services 1.1%
Vodafone Group PLC	United Kingdom	8,056	22,624

Total Common Stocks and Other Equity Interests (Cost $1,829,753)			1,825,220

Preferred Stocks (Cost $4,983) 0.5%
Automobiles 0.5%
Volkswagen AG, pfd.	Germany	61	9,619

Total Investments before Short Term Investments (Cost $1,834,736)			1,834,839

Short Term Investments (Cost $18,974) 0.9%
[d]Investments from Cash Collateral Received for Loaned Securities 0.9%
Money Market Funds 0.9%
[e]BNY Mellon Overnight Government Fund, 0.182%	United States	18,974	18,974

Total Investments (Cost $1,853,710) 91.8%			1,853,813
Other Assets, less Liabilities 8.2%			164,848

Net Assets 100.0%			$2,018,661

†Rounds to less than 0.1% of net assets.

aA portion or all of the security is on loan at June 30, 2012. See Note 1(d).

bNon-income producing.

cSee Note 8 regarding restricted securities.

dSee Note 1(d) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual International Securities Fund

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Buy	36,488	$47,697	7/17/12	$—	$(1,511)
Euro	SSBT	Buy	20,600	27,156	7/17/12	—	(1,081)
Euro	BOFA	Buy	10,706	14,054	7/17/12	—	(502)
Euro	HSBC	Sell	17,187	21,678	7/17/12	—	(77)
Euro	FBCO	Sell	4,487	5,677	7/17/12	—	(3)
Euro	BZWS	Buy	277	343	7/17/12	7	—
Euro	HSBC	Buy	5,003	6,193	7/17/12	140	—
Euro	DBAB	Buy	255	316	7/17/12	7	—
Euro	SSBT	Buy	650	807	7/17/12	15	—
Euro	SSBT	Sell	404,626	530,376	7/17/12	18,205	—
Euro	BZWS	Sell	7,586	9,900	7/17/12	298	—
Euro	HSBC	Sell	18,794	24,658	7/17/12	869	—
Euro	DBAB	Sell	17,777	23,315	7/17/12	814	—
Euro	BOFA	Sell	1,122	1,423	7/17/12	3	—
South Korean Won	BOFA	Sell	27,086,840	23,331	8/10/12	—	(331)
South Korean Won	DBAB	Sell	8,221,500	7,152	8/10/12	—	(30)
South Korean Won	BOFA	Buy	16,736,780	14,388	8/10/12	233	—
South Korean Won	BOFA	Sell	81,077,040	71,731	8/10/12	905	—
Swiss Franc	DBAB	Buy	2,825	3,110	8/10/12	—	(130)
Swiss Franc	SSBT	Buy	960	1,066	8/10/12	—	(53)
Swiss Franc	BOFA	Buy	621	676	8/10/12	—	(21)
Swiss Franc	HSBC	Sell	1,700	1,785	8/10/12	—	(8)
Swiss Franc	HSBC	Buy	248	268	8/10/12	—	(6)
Swiss Franc	BZWS	Buy	595	631	8/10/12	—	(3)
Swiss Franc	DBAB	Sell	587	617	8/10/12	—	(3)
Swiss Franc	SSBT	Buy	470	485	8/10/12	11	—
Swiss Franc	DBAB	Buy	621	644	8/10/12	11	—
Swiss Franc	BOFA	Buy	202	209	8/10/12	4	—
Swiss Franc	BOFA	Sell	33,432	36,639	8/10/12	1,373	—
Swiss Franc	DBAB	Sell	31,187	34,211	8/10/12	1,314	—
Swiss Franc	SSBT	Sell	8,010	8,874	8/10/12	425	—
British Pound	HSBC	Sell	6,762	10,559	8/16/12	—	(34)
British Pound	SSBT	Sell	1,800	2,807	8/16/12	—	(13)
British Pound	BZWS	Sell	820	1,276	8/16/12	—	(9)
British Pound	SSBT	Sell	179,969	284,711	8/16/12	2,780	—
British Pound	DBAB	Sell	3,000	4,719	8/16/12	19	—
Japanese Yen	HSBC	Sell	15,795,735	194,769	10/22/12	—	(3,038)
Japanese Yen	HSBC	Buy	734,534	9,313	10/22/12	—	(115)
Japanese Yen	DBAB	Buy	622,242	7,831	10/22/12	—	(39)
Japanese Yen	DBAB	Buy	318,000	3,971	10/22/12	11	—
Japanese Yen	HSBC	Buy	1,371,366	17,075	10/22/12	99	—
Japanese Yen	DBAB	Sell	963,400	12,271	10/22/12	207	—

Unrealized appreciation (depreciation)						27,750	(7,007)

Net unrealized appreciation (depreciation)						$20,743

See Abbreviations on page MI-26.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Mutual International Securities Fund
Assets:
Investments in securities:
Cost	$1,853,710

Value (includes securities loaned in the amount of $19,088)	$1,853,813
Cash	57,131
Foreign currency, at value (cost $94,063)	95,058
Receivables:
Investment securities sold	6,101
Dividends	5,150
Affiliates	40,853
Unrealized appreciation on forward exchange contracts	27,750

Total assets	2,085,856

Liabilities:
Payables:
Investment securities purchased	3,068
Reports to shareholders	5,341
Professional fees	26,107
Pricing fees	5,440
Payable upon return of securities loaned	18,974
Unrealized depreciation on forward exchange contracts	7,007
Accrued expenses and other liabilities	1,258

Total liabilities	67,195

Net assets, at value	$2,018,661

Net assets consist of:
Paid-in capital	$1,997,140
Undistributed net investment income	391
Net unrealized appreciation (depreciation)	21,953
Accumulated net realized gain (loss)	(823)

Net assets, at value	$2,018,661

Class 2:
Net assets, at value	$1,009,733

Shares outstanding	100,000

Net asset value and maximum offering price per share	$10.10

Class 4:
Net assets, at value	$1,008,928

Shares outstanding	100,000

Net asset value and maximum offering price per share	$10.09

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Mutual International Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,282)	$43,859
Income from securities loaned	838

Total investment income	44,697

Expenses:
Management fees (Note 3a)	8,234
Administrative fees (Note 3b)	2,573
Distribution fees: (Note 3c)
Class 2	1,287
Class 4	1,801
Custodian fees (Note 4)	825
Reports to shareholders	5,917
Professional fees	31,497
Pricing fees	12,644
Other	748

Total expenses	65,526
Expenses waived/paid by affiliates (Note 3e)	(52,660)

Net expenses	12,866

Net investment income	31,831

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,711
Foreign currency transactions	43,203

Net realized gain (loss)	44,914

Net change in unrealized appreciation (depreciation) on:
Investments	41,382
Translation of other assets and liabilities denominated in foreign currencies	(30,629)

Net change in unrealized appreciation (depreciation)	10,753

Net realized and unrealized gain (loss)	55,667

Net increase (decrease) in net assets resulting from operations	$87,498

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual International Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$31,831	$47,727
Net realized gain (loss) from investments, foreign currency transactions	44,914	27,154
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	10,753	(363,298)

Net increase (decrease) in net assets resulting from operations	87,498	(288,417)

Distributions to shareholders from:
Net investment income:
Class 2	—	(28,830)
Class 4	—	(27,670)
Net realized gains:
Class 2	—	(65,960)
Class 4	—	(65,960)

Total distributions to shareholders	—	(188,420)

Net increase (decrease) in net assets	87,498	(476,837)
Net assets:
Beginning of period	1,931,163	2,408,000

End of period	$2,018,661	$1,931,163

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$391	$(31,440)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual International Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had OTC derivatives in a net unrealized loss position for such contracts of $2,173.

See Note 9 regarding other derivative information.

d. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2012 and the year ended December 31, 2011, there were no transactions of the Fund’s shares.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

f. Other Affiliated Transactions

At June 30, 2012, Franklin Advisers, Inc., an affiliate of the Investment Manager, owned 100% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

At December 31, 2011, the Fund deferred post-October capital losses and late-year ordinary losses of $22,965 and $2,737, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

5. INCOME TAXES (continued)

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,875,153

Unrealized appreciation	$225,682
Unrealized depreciation	(247,022)

Net unrealized appreciation (depreciation)	$(21,340)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $362,130 and $242,187, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
6,987	AET&D Holdings No. 1 Pty. Ltd. (0.00% of Net Assets)	10/13/10	$—	$—

9. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$27,750	Unrealized depreciation on forward exchange contracts	$7,007

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/ Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$47,289	$(31,557)

For the period ended 6/30/12, the average month end market value of derivatives represented 1.97% of average month end net assets. The average month end number of open derivative contracts for the period was 56.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual International Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$1,834,839	$—	$	—[c]	$1,834,839
Short Term Investments	—	18,974		—	18,974

Total Investments in Securities	$1,834,839	$18,974		$—	$1,853,813

Forward Exchange Contracts	—	27,750		—	27,750
Liabilities:
Forward Exchange Contracts	—	7,007		—	7,007

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at June 30, 2012.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Selected Portfolio

BOFA - Bank of America Corp.	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC
DBAB - Deutsche Bank AG
FBCO - Credit Suisse Group AG
HSBC - HSBC Bank USA, NA
SSBT - State Street Bank and Trust Co.

MUTUAL SHARES SECURITIES FUND

This semiannual report for Mutual Shares Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Mutual Shares Securities Fund – Class 4 delivered a +5.83% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Mutual Shares Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which delivered a +9.49% total return for the period under review.1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew modestly during the six-month period ended June 30, 2012, as personal income and spending rose. The national unemployment rate for June 2012 stood at 8.2%, compared with 8.5% at the start of the period.2 Job growth was more pronounced in the first quarter, and jobless claims touched a four-year low; however, hiring slowed in the second quarter. Industrial production and manufacturing activity expanded during most of the period under review, but the manufacturing sector shrank unexpectedly in June. In keeping with its goal to strengthen U.S. economic recovery by fostering increased employment while keeping inflation in check, during June the Federal Reserve Board (Fed) extended through 2012 its program (dubbed Operation Twist) to buy long-term Treasuries in an attempt to lower long-term yields. The Fed also reaffirmed its intention to keep the federal funds target rate low at least through late 2014.

Global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system.

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. The risks of investment in foreign securities include currency fluctuations and economic and political uncertainty. Investments in companies engaged in mergers, reorganizations or liquidations involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Global developed stock markets, as measured by the MSCI World Index, delivered the best annual start in more than a decade, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks.3 During late March and early April 2012, U.S. stocks, as measured by the S&P 500, reached multi-year highs. However, stocks dropped sharply in late spring amid renewed global economic weakness and European debt concerns before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Fears of a Greek debt default and exit from the eurozone were somewhat mitigated in February by secured bailout financing and bondholder concessions, as well as May and June elections that resulted in the formation of a new coalition government. The Fed’s Operation Twist purchases and risk-averse investors seeking safety drove U.S. Treasury yields to historical lows during the period. In the latter part of the period, the euro declined while the U.S. dollar and Japanese yen made gains.

At the end of the reporting period, significant challenges to the U.S. and global economies remained, including weak jobs reports, lack of broad public and political agreement on how to achieve U.S. deficit reduction, and uncertainty surrounding deeply indebted European countries including Greece, Italy and Spain. Although long-term resolution of European debt issues remained unclear, the European Central Bank’s plan to allow the European Stability Mechanism to directly recapitalize troubled banks throughout the eurozone, as well as a late-June proposal leaning toward fiscal and banking union, supported cautious optimism in U.S. and global markets.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the

3. Please see Index Descriptions following the Fund Summaries.

vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

In an environment of generally rising U.S. equity prices, many Fund holdings increased in value during the six-month period. Three particularly strong performers were software company Microsoft, drugstore chain and pharmacy benefits manager CVS Caremark, and the second-largest U.S. cable company, Time Warner Cable (TWC).

Microsoft shares performed well as revenues grew, driven by sales of its Windows 7 operating system, the Office productivity suite, and strength in the Server and Tools division. Operating strength led company management to continue its policy of paying dividends and buying back shares. Also, the company released an early version of its next operating system, Windows 8, which will enable touch interaction and bring Windows to the world of tablets. Microsoft also announced it would be entering the hardware market with a tablet of its own, Surface. Given the potential stemming from the releases of Windows 8 and Surface and the ongoing success of Microsoft’s enterprise business, we consider this investment attractive at recent valuations.

Top 10 Sectors/Industries

Mutual Shares Securities Fund Based on Equity Securities 6/30/12

% of Total Net Assets
Tobacco	8.2%
Oil, Gas & Consumable Fuels	8.2%
Media	6.8%
Pharmaceuticals	6.3%
Insurance	6.0%
Food & Staples Retailing	4.6%
Software	3.4%
Food Products	3.2%
Health Care Providers & Services	3.2%
Beverages	3.2%

CVS shares appreciated as management in May increased its 2012 guidance, reflecting strong first-quarter and 2011 results. Strong growth in pharmacy network claims processed and increases in same-store sales led to revenue growth across business segments, supporting the stock price during the period.

Positive operating results drove TWC’s share price higher as the company reported better-than-expected subscriber metrics and revenues and raised its 2012 free cash flow guidance. The company also raised its quarterly dividend and increased its share buyback authorization.

During the period under review, some of the Fund’s investments lost value and negatively impacted performance. These included U.S. oil and gas exploration and production company Marathon Oil, German industrial conglomerate ThyssenKrupp and U.S.-based integrated power company Texas Competitive Electric Holdings.

Marathon Oil hindered performance during the first half of 2012 as disappointing results combined with a sharp drop in oil prices to negatively impact investor sentiment. Based on our research, we viewed the high oil prices of the past year as unsustainable and took that into consideration in our valuation analyses. We were encouraged by continued progress in the company’s key underlying operating trends and continued to hold this position.

During the period, ThyssenKrupp’s operating performance was broadly in line with expectations, with the exception of the company’s Steel Europe and Americas businesses, which struggled due to cyclical pricing pressures and launch issues in the Americas. While the company continued to execute on its original restructuring plan, the uncertain and volatile macroeconomic environment weighed on operations, contributing to management’s recent announcement that it would explore all strategic options regarding the Steel Americas division. At period-end, we continued to see upside potential in our investment based on our view that ThyssenKrupp has a strong set of assets, manageable debt maturity ladder, ability to generate strong free cash flow and a restructuring plan designed to create value.

Our holdings of Texas Competitive Electric debt declined during the six months under review as depressed natural gas prices and uncertainty over the potential impact of the Cross-State Air Pollution Rule resulted in a challenging operating environment. Weak volumes and pricing continued to hinder performance, while depressed forward power curves diminished prospects for business to improve in the short term.

Top 10 Holdings

Mutual Shares Securities Fund 6/30/12

Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc.	3.0%
Pharmaceuticals, U.S.
British American Tobacco PLC, ord. & ADR	2.9%
Tobacco, U.K.
Microsoft Corp.	2.4%
Software, U.S.
Kraft Foods Inc., A	2.3%
Food Products, U.S.
CVS Caremark Corp.	2.2%
Food & Staples Retailing, U.S.
Vodafone Group PLC	2.0%
Wireless Telecommunication Services, U.K.
Pfizer Inc.	1.9%
Pharmaceuticals, U.S.
Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.
Royal Dutch Shell PLC, A	1.8%
Oil, Gas & Consumable Fuels, U.K.
Time Warner Cable Inc.	1.7%
Media, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

During the period, the Fund held currency forwards and futures to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,058.30	$5.42
Hypothetical (5% return before expenses)	$1,000	$1,019.59	$5.32

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.06%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011		2010		2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.57	$16.14		$14.75		$11.92		$20.42	$20.67

Income from investment operations[a]:
Net investment income[b]	0.18	0.38	[c]	0.40	[d]	0.23	[e]	0.34	0.54
Net realized and unrealized gains (losses)	0.76	(0.53)		1.27		2.89		(7.54)	0.31

Total from investment operations	0.94	(0.15)		1.67		3.12		(7.20)	0.85

Less distributions from:
Net investment income	—	(0.42)		(0.28)		(0.29)		(0.57)	(0.35)
Net realized gains	—	—		—		—		(0.73)	(0.75)

Total distributions	—	(0.42)		(0.28)		(0.29)		(1.30)	(1.10)

Net asset value, end of period	$16.51	$15.57		$16.14		$14.75		$11.92	$20.42

Total return[f]	6.04%	(0.79)%		11.47%		26.35%		(36.93)%	3.72%
Ratios to average net assets[g]
Expenses[h]	0.71%	0.73%	[i]	0.74%	[i]	0.78%	[i]	0.73% [i]	0.72%	[i]
Expenses incurred in connection with securities sold short	—%	—%	[j]	0.02%		0.06%		—% [j]	—%	[j]
Net investment income	2.25%	2.28%	[c]	2.66%	[d]	1.85%	[e]	2.16%	2.58%

Supplemental data
Net assets, end of period (000’s)	$1,301,298	$1,170,781		$1,301,520		$767,553		$319,703	$272,509
Portfolio turnover rate	20.49%	41.02%		32.05%		49.33%		44.11%	41.73%	[k]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

kExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011		2010		2009		2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.38	$15.95		$14.58		$11.78		$20.19	$20.46

Income from investment operations[a]:
Net investment income[b]	0.16	0.32	[c]	0.36	[d]	0.20	[e]	0.32	0.48
Net realized and unrealized gains (losses)	0.74	(0.51)		1.25		2.85		(7.49)	0.31

Total from investment operations	0.90	(0.19)		1.61		3.05		(7.17)	0.79

Less distributions from:
Net investment income	—	(0.38)		(0.24)		(0.25)		(0.51)	(0.31)
Net realized gains	—	—		—		—		(0.73)	(0.75)

Total distributions	—	(0.38)		(0.24)		(0.25)		(1.24)	(1.06)

Net asset value, end of period	$16.28	$15.38		$15.95		$14.58		$11.78	$20.19

Total return[f]	5.85%	(1.04)%		11.19%		26.05%		(37.11)%	3.48%
Ratios to average net assets[g]
Expenses[h]	0.96%	0.98%	[i]	0.99%	[i]	1.03%	[i]	0.98% [i]	0.97%	[i]
Expenses incurred in connection with securities sold short	—%	—%	[j]	0.02%		0.06%		—% [j]	—%	[j]
Net investment income	2.00%	2.03%	[c]	2.41%	[d]	1.60%	[e]	1.91%	2.33%

Supplemental data
Net assets, end of period (000’s)	$3,953,225	$3,913,220		$4,188,821		$3,953,435		$3,303,761	$5,925,551
Portfolio turnover rate	20.49%	41.02%		32.05%		49.33%		44.11%	41.73%	[k]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

iBenefit of expense reduction rounds to less than 0.01%.

jRounds to less than 0.01%.

kExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011		2010		2009		2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$15.45	$16.03		$14.66		$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.15	0.30	[d]	0.35	[e]	0.19	[f]	0.17
Net realized and unrealized gains (losses)	0.75	(0.51)		1.26		2.87		(5.90)

Total from investment operations	0.90	(0.21)		1.61		3.06		(5.73)

Less distributions from:
Net investment income	—	(0.37)		(0.24)		(0.28)		(0.57)
Net realized gains	—	—		—		—		(0.73)

Total distributions	—	(0.37)		(0.24)		(0.28)		(1.30)

Net asset value, end of period	$16.35	$15.45		$16.03		$14.66		$11.88

Total return[g]	5.83%	(1.12)%		11.06%		25.94%		(32.12)%
Ratios to average net assets[h]
Expenses[i]	1.06%	1.08%	[j]	1.09%	[j]	1.13%	[j]	1.08% [j]
Expenses incurred in connection with securities sold short	—%	—%	[k]	0.02%		0.06%		—% [k]
Net investment income	1.90%	1.93%	[d]	2.31%	[e]	1.50%	[f]	1.81%

Supplemental data
Net assets, end of period (000’s)	$163,851	$162,049		$167,274		$141,446		$57,266
Portfolio turnover rate	20.49%	41.02%		32.05%		49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 87.3%
Aerospace & Defense 2.2%
[a]GenCorp Inc.	United States	494,180	$3,217,112
Goodrich Corp.	United States	237,930	30,193,317
[a]Huntington Ingalls Industries Inc.	United States	852,088	34,288,021
Raytheon Co.	United States	917,186	51,903,556

			119,602,006

Auto Components 0.1%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	929,505	2,231
[a,d]International Automotive Components Group Brazil LLC	Brazil	1,730,515	589,240
[a,d,e]International Automotive Components Group North America, LLC	United States	11,387,027	5,620,067

			6,211,538

Automobiles 0.7%
[a]General Motors Co.	United States	1,927,320	38,006,750

Beverages 3.2%
Coca-Cola Enterprises Inc.	United Kingdom	1,190,962	33,394,574
Dr. Pepper Snapple Group Inc.	United States	1,256,549	54,974,019
[f]Pernod Ricard SA	France	789,788	84,222,559

			172,591,152

Biotechnology 0.9%
Amgen Inc.	United States	634,333	46,331,682

Building Products 0.7%
[a]Owens Corning Inc.	United States	1,395,045	39,814,584

Capital Markets 1.2%
Morgan Stanley	United States	2,763,478	40,319,144
UBS AG	Switzerland	2,356,378	27,437,278

			67,756,422

Chemicals 0.6%
[a,b,c]Dow Corning Corp., Contingent Distribution	United States	100,000	—
Linde AG	Germany	227,675	35,341,042

			35,341,042

Commercial Banks 3.2%
Barclays PLC	United Kingdom	2,023,934	5,163,971
[a]CIT Group Inc.	United States	517,223	18,433,828
[a,d]Elephant Capital Holdings Ltd.	Japan	11,728	—
[a,d]First Southern Bancorp Inc.	United States	140,952	1,336,873
[a]Guaranty Bancorp	United States	1,288,316	2,718,347
KB Financial Group Inc.	South Korea	410,501	13,271,902
[a,d]NCB Warrant Holdings Ltd., A	Japan	57,295	—
PNC Financial Services Group Inc.	United States	1,499,989	91,664,328
[a]State Bank Financial Corp.	United States	433,000	6,564,280
Wells Fargo & Co.	United States	951,740	31,826,185

			170,979,714

Communications Equipment 1.3%
Cisco Systems Inc.	United States	3,595,260	61,730,614
[a]Research In Motion Ltd.	Canada	1,193,030	8,816,492

			70,547,106

Consumer Finance 0.1%
[a,d]Ally Financial Inc.	United States	194	1,127,868
[d]Cerberus CG Investor I LLC	United States	9,845,095	1,181,411

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Consumer Finance (continued)
[d]Cerberus CG Investor II LLC	United States	9,845,012	$1,181,401
[d]Cerberus CG Investor III LLC	United States	4,922,879	590,746
[a]Comdisco Holding Co. Inc.	United States	180	900

			4,082,326

Diversified Financial Services 2.8%
[a,g]Bond Street Holdings LLC, A, 144A	United States	493,723	9,627,598
Citigroup Inc.	United States	1,072,309	29,391,990
Deutsche Boerse AG	Germany	492,140	26,489,911
[a]ING Groep NV	Netherlands	4,246,435	28,301,000
JPMorgan Chase & Co.	United States	881,890	31,509,930
NYSE Euronext	United States	987,020	25,247,971

			150,568,400

Diversified Telecommunication Services 0.2%
[a]AboveNet Inc.	United States	52,441	4,405,044
Cable & Wireless Communications PLC	Panama	14,125,048	6,559,457
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	185,165

			11,149,666

Electric Utilities 1.3%
[a,d]AET&D Holdings No. 1 Pty. Ltd.	Australia	4,709,226	—
Entergy Corp.	United States	357,700	24,284,253
Exelon Corp.	United States	1,239,629	46,634,843

			70,919,096

Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	United States	1,388,012	44,291,463

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	1,511,264	62,112,950
Ensco PLC, A	United States	448,574	21,069,521
Transocean Ltd.	United States	1,134,117	50,729,054

			133,911,525

Food & Staples Retailing 4.6%
CVS Caremark Corp.	United States	2,589,043	120,985,980
The Kroger Co.	United States	2,915,532	67,611,187
Wal-Mart Stores Inc.	United States	519,642	36,229,440
Walgreen Co.	United States	898,181	26,568,194

			251,394,801

Food Products 3.2%
General Mills Inc.	United States	1,323,944	51,024,802
Kraft Foods Inc., A	United States	3,234,429	124,913,648

			175,938,450

Health Care Equipment & Supplies 2.1%
[a]Boston Scientific Corp.	United States	5,962,490	33,807,318
Medtronic Inc.	United States	2,006,982	77,730,413

			111,537,731

Health Care Providers & Services 3.2%
Cigna Corp.	United States	1,367,104	60,152,576
[a]Community Health Systems Inc.	United States	1,277,022	35,794,927

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services (continued)
Coventry Health Care Inc.	United States	1,414,284	$44,960,088
[a]Tenet Healthcare Corp.	United States	6,250,847	32,754,438

			173,662,029

Hotels, Restaurants & Leisure 0.0%†
[a,d,h]GLCP Harrah’s Investment LP	United States	5,565,600	434,506

Independent Power Producers & Energy Traders 0.6%
[a]NRG Energy Inc.	United States	1,941,240	33,699,926

Insurance 6.0%
ACE Ltd.	United States	1,024,275	75,929,506
[a]Alleghany Corp.	United States	85,147	28,928,693
[a]American International Group Inc.	United States	2,315,348	74,299,517
CNO Financial Group Inc.	United States	964,957	7,526,665
MetLife Inc.	United States	996,593	30,744,894
[a,d]Olympus Re Holdings Ltd.	United States	16,280	—
White Mountains Insurance Group Ltd.	United States	140,935	73,532,836
Zurich Insurance Group AG	Switzerland	148,176	33,335,697

			324,297,808

Internet Software & Services 0.7%
[a]Google Inc., A	United States	66,840	38,771,879

Leisure Equipment & Products 0.7%
Mattel Inc.	United States	1,105,235	35,853,823

Machinery 1.1%
[a]Federal Signal Corp.	United States	930,921	5,436,579
[a]Oshkosh Corp.	United States	1,098,890	23,021,745
Stanley Black & Decker Inc.	United States	512,944	33,013,079

			61,471,403

Marine 1.0%
A.P. Moller-Maersk AS, B	Denmark	8,589	56,206,255

Media 6.8%
British Sky Broadcasting Group PLC	United Kingdom	4,240,555	46,291,302
CBS Corp., B	United States	1,351,537	44,303,383
Comcast Corp., Special A	United States	342,248	10,746,587
News Corp., B	United States	3,792,649	85,410,455
Reed Elsevier PLC	United Kingdom	6,998,940	56,116,405
Time Warner Cable Inc.	United States	1,130,488	92,813,065
Viacom Inc., B	United States	666,980	31,361,400

			367,042,597

Metals & Mining 0.5%
ThyssenKrupp AG	Germany	1,664,698	27,041,313

Multi-Utilities 1.3%
E.ON AG	Germany	2,163,963	46,558,094
GDF Suez	France	1,065,032	25,279,948

			71,838,042

Multiline Retail 0.6%
Kohl’s Corp.	United States	724,500	32,957,505

Office Electronics 1.5%
Xerox Corp.	United States	10,553,594	83,056,785

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels 8.2%
Apache Corp.	United States	851,890	$74,872,612
BP PLC	United Kingdom	4,439,900	29,350,004
CONSOL Energy Inc.	United States	1,916,130	57,943,771
Marathon Oil Corp.	United States	3,352,318	85,718,771
Marathon Petroleum Corp.	United States	954,870	42,892,761
Murphy Oil Corp.	United States	663,080	33,346,293
Royal Dutch Shell PLC, A	United Kingdom	2,817,116	94,855,920
The Williams Cos. Inc.	United States	536,404	15,459,163
[a]WPX Energy Inc.	United States	464,774	7,520,044

			441,959,339

Paper & Forest Products 2.6%
Domtar Corp.	United States	239,069	18,338,983
International Paper Co.	United States	2,488,136	71,932,012
MeadWestvaco Corp.	United States	1,711,669	49,210,484

			139,481,479

Personal Products 0.3%
Avon Products Inc.	United States	883,021	14,313,770

Pharmaceuticals 6.3%
Eli Lilly & Co.	United States	494,428	21,215,905
[a]Hospira Inc.	United States	722,308	25,266,334
Merck & Co. Inc.	United States	3,875,498	161,802,042
Pfizer Inc.	United States	4,516,554	103,880,742
Teva Pharmaceutical Industries Ltd., ADR	Israel	769,719	30,357,717

			342,522,740

Real Estate Investment Trusts (REITs) 0.4%
Alexander’s Inc.	United States	49,326	21,264,932

Real Estate Management & Development 0.2%
[c]Canary Wharf Group PLC	United Kingdom	1,535,898	5,563,644
[a]Forestar Group Inc.	United States	320,853	4,110,127

			9,673,771

Software 3.4%
Microsoft Corp.	United States	4,312,607	131,922,648
Nintendo Co. Ltd.	Japan	123,923	14,330,388
[a]Symantec Corp.	United States	2,469,540	36,079,980

			182,333,016

Tobacco 8.2%
Altria Group Inc.	United States	2,207,264	76,260,971
British American Tobacco PLC	United Kingdom	3,072,790	156,127,551
British American Tobacco PLC, ADR	United Kingdom	4,218	430,742
Imperial Tobacco Group PLC	United Kingdom	2,507,227	96,535,467
Lorillard Inc.	United States	353,117	46,593,788
Philip Morris International Inc.	United States	443,310	38,683,231
Reynolds American Inc.	United States	681,552	30,581,238

			445,212,988

Wireless Telecommunication Services 2.0%
Vodafone Group PLC	United Kingdom	38,007,977	106,741,583

Total Common Stocks and Other Equity Interests (Cost $4,315,092,049)			4,730,812,943

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Convertible Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[a,d]First Southern Bancorp Inc., cvt. pfd., C	United States	241	$866,123

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 4.1%
[i]Capmark Financial Group Inc., senior secured note, B, FRN, 9.00%, 9/30/17	United States	2,747,854	2,763,311
Clear Channel Communications Inc.,
[i,j]Delayed Draw 2 Term Loan, 3.895%, 1/29/16	United States	5,851,461	4,505,625
senior note, 9.00%, 3/01/21	United States	2,981,000	2,608,375
[k]senior note, PIK, 11.00%, 8/01/16	United States	12,556,000	7,847,500
[i,j]Tranche B Term Loan, 3.895%, 1/29/16	United States	34,848,922	27,808,359
[i,j]Tranche C Term Loan, 3.895%, 1/29/16	United States	6,795,466	5,267,899
[g]Energy Future Intermediate Holding Co. LLC/Finance Inc., secured note, 144A, 11.75%, 3/01/22	United States	9,670,000	9,960,100
[i,j]Hilton Worldwide Inc., FRN,
Mezzanine D Loan, 3.492%, 11/12/15	United States	1,708,718	1,537,846
Mezzanine E Loan, 3.742%, 11/12/15	United States	2,190,638	1,927,762
Mezzanine F Loan, 3.992%, 11/12/15	United States	5,477,095	4,833,537
Mezzanine G Loan, 4.242%, 11/12/15	United States	9,858,372	8,527,491
[i,j]iStar Financial Inc.,
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	938,528	935,400
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	3,511,000	3,519,778
Tranche A-1 Term Loan, 5.00%, 6/28/13	United States	1,739,400	1,737,486
Tranche A-2 Term Loan, 7.00%, 6/30/14	United States	1,926,000	1,927,926
NRG Energy Inc., senior note, 7.375%, 1/15/17	United States	14,900,000	15,533,250
Realogy Corp.,
[i,j]Extended First Lien Term Loan, 4.491%, 10/10/16	United States	19,375,151	18,345,846
[i,j,l]Extended Revolver, 7.243%, 4/10/16	United States	2,415,984	2,083,786
[i,j]Extended Synthetic Letter of Credit, 4.496%, 10/10/16	United States	1,348,114	1,276,495
Second Lien Term Loan, 13.50%, 10/15/17	United States	5,314,000	5,466,778
senior note, 11.50%, 4/15/17	United States	3,654,000	3,480,435
[f,g]senior secured note, 144A, 7.875%, 2/15/19	United States	4,388,000	4,311,210
[g]senior secured note, 144A, 9.00%, 1/15/20	United States	1,956,000	2,024,460
[i,j]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.741%, 10/10/17	United States	90,618,405	54,362,344
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior note, A, 10.25%, 11/01/15	United States	9,820,000	2,577,750
[g]senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000	27,024,250

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $256,884,059)			222,194,999

Corporate Notes and Senior Floating Rate Interests in Reorganization 0.5%
[d,m]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	2,128	—
[i,j,m]Tribune Co.,
Incremental Term Loan, 7.25%, 6/04/14	United States	3,098,000	2,027,254
[n]Initial Tranche B Term Loan, 5.25%, 6/04/14	United States	39,280,000	26,263,904

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $28,349,364)			28,291,158

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund	Country	Shares		Value
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	29,283,354		$29,283
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		39,109
[a,d,e,h]CB FIM Coinvestors LLC	United States	6,400,507		—
[a,b,c]Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,d]FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
[a,b,c]Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

		Principal Amount*
[c,m]Peregrine Investments Holdings Ltd., 1/15/98	Hong Kong	5,000,000	JPY	—
[c,m]PIV Investment Finance (Cayman) Ltd., 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $2,704,974)				68,392

Total Investments before Short Term Investments (Cost $4,603,271,446)				4,982,233,615

Short Term Investments 8.0%
Convertible Notes ($18,312,756) 0.4%
[i]iStar Financial Inc., cvt., senior note, FRN, 0.968%, 10/01/12	United States	18,780,000		18,778,122

U.S. Government and Agency Securities 7.0%
[o]FHLB, 7/02/12	United States	110,000,000		110,000,000
[o,p]U.S. Treasury Bills, 7/05/12 - 12/27/12	United States	268,100,000		268,023,833

Total U.S. Government and Agency Securities (Cost $378,003,097)				378,023,833

Total Investments before Money Market Funds (Cost $4,999,587,299)				5,379,035,570

		Shares
[q]Investments from Cash Collateral Received for Loaned Securities (Cost $32,800,522) 0.6%
Money Market Funds 0.6%
[r]BNY Mellon Overnight Government Fund, 0.182%	United States	32,800,522		32,800,522

Total Investments (Cost $5,032,387,821) 99.9%				5,411,836,092
Other Assets, less Liabilities 0.1%				6,538,175

Net Assets 100.0%				$5,418,374,267

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2012, the aggregate value of these securities was $5,751,040, representing 0.11% of net assets.

dSee Note 8 regarding restricted securities.

eAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fA portion or all of the security is on loan at June 30, 2012. See Note 1(g).

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $52,947,618, representing 0.98% of net assets.

hSee Note 12 regarding holdings of 5% voting securities.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(h) regarding senior floating rate interests.

kIncome may be received in additional securities and/or cash.

lSee Note 9 regarding unfunded loan commitments.

mSee Note 7 regarding credit risk and defaulted securities.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oThe security is traded on a discount basis with no stated coupon rate.

pSecurity or a portion of the security has been pledged as collateral for open futures contracts. At June 30, 2012, the value of this security and/or cash pledged as collateral was $2,280,510, representing 0.04% of net assets.

qSee Note 1(g) regarding securities on loan.

rThe rate shown is the annualized seven-day yield at period end.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund

At June 30, 2012, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	435	$68,882,250	9/18/12	$—	$(736,913)
GBP/USD	Short	472	46,247,150	9/18/12	—	(448,598)

Net unrealized appreciation (depreciation)						$(1,185,511)

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Buy	455,171	$563,861	7/17/12	$12,289	$—
Euro	HSBC	Buy	2,533,638	3,145,305	7/17/12	61,743	—
Euro	DBAB	Buy	3,118,358	3,881,289	7/17/12	65,891	—
Euro	HSBC	Sell	18,401,705	23,447,678	7/17/12	155,025	—
Euro	DBAB	Sell	9,674,338	12,778,980	7/17/12	533,321	—
Euro	BZWS	Sell	3,099,993	4,091,690	7/17/12	167,756	—
Euro	BOFA	Sell	1,246,624	1,654,022	7/17/12	76,061	—
British Pound	DBAB	Sell	36,194,505	56,566,017	7/19/12	—	(138,948)
British Pound	BZWS	Sell	34,148,507	53,398,020	7/19/12	—	(101,534)
British Pound	SSBT	Buy	3,455,091	5,423,940	7/19/12	—	(10,941)
British Pound	BZWS	Sell	4,678,029	7,469,813	7/19/12	140,870	—
British Pound	DBAB	Sell	1,571,919	2,519,979	7/19/12	57,295	—
British Pound	FBCO	Sell	3,541,136	5,556,538	7/19/12	8,695	—
Swiss Franc	DBAB	Buy	2,573,687	2,826,042	8/10/12	—	(111,180)
Swiss Franc	BOFA	Buy	1,216,603	1,328,607	8/10/12	—	(45,269)
Swiss Franc	HSBC	Buy	203,502	219,575	8/10/12	—	(4,910)
Swiss Franc	HSBC	Sell	481,000	503,929	8/10/12	—	(3,456)
Swiss Franc	BZWS	Buy	363,754	385,823	8/10/12	—	(2,116)
Swiss Franc	DBAB	Sell	326,012	342,489	8/10/12	—	(1,406)
Swiss Franc	DBAB	Buy	443,291	459,917	8/10/12	7,690	—
Swiss Franc	BOFA	Buy	274,892	284,669	8/10/12	5,302	—
Swiss Franc	FBCO	Buy	244,796	254,297	8/10/12	3,927	—
Swiss Franc	BOFA	Sell	12,304,282	13,498,816	8/10/12	519,605	—
Swiss Franc	DBAB	Sell	13,160,321	14,441,866	8/10/12	559,660	—
British Pound	SSBT	Buy	6,160,033	9,724,043	8/16/12	—	(74,041)
British Pound	FBCO	Sell	3,300,000	5,155,986	8/16/12	—	(13,630)
British Pound	HSBC	Sell	691,394	1,076,066	8/16/12	—	(7,037)
British Pound	BZWS	Sell	360,059	560,212	8/16/12	—	(3,838)
British Pound	BZWS	Sell	35,730,696	56,969,148	8/16/12	995,211	—
British Pound	DBAB	Sell	42,401,616	67,652,599	8/16/12	1,228,330	—
British Pound	HAND	Sell	553,097	869,603	8/16/12	3,149	—
British Pound	HSBC	Sell	553,098	870,820	8/16/12	4,364	—
Euro	BZWS	Buy	1,944,418	2,554,621	8/31/12	—	(92,258)
Euro	DBAB	Buy	664,678	873,879	8/31/12	—	(32,147)
Euro	BZWS	Sell	27,763,917	37,156,453	8/31/12	1,996,910	—
Euro	DBAB	Sell	3,369,540	4,440,788	8/31/12	173,685	—
Euro	BOFA	Sell	25,157,292	32,979,322	8/31/12	1,120,746	—
Euro	HSBC	Sell	1,201,240	1,576,495	8/31/12	55,274	—
Euro	BZWS	Sell	27,798,847	36,659,738	10/16/12	1,436,789	—
Euro	BOFA	Sell	21,994,901	29,012,594	10/16/12	1,143,622	—

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	7,296,641	$9,611,423	10/16/12	$366,104	$—
Euro	HSBC	Sell	1,555,088	2,057,692	10/16/12	87,295	—
Japanese Yen	HSBC	Sell	626,740,572	7,727,997	10/22/12	—	(120,575)
Japanese Yen	DBAB	Buy	21,687,100	273,559	10/22/12	—	(1,975)
Japanese Yen	HSBC	Buy	33,707,056	423,200	10/22/12	—	(1,092)
Japanese Yen	HSBC	Buy	37,393,700	461,383	10/22/12	6,892	—
Japanese Yen	DBAB	Buy	62,580,539	779,903	10/22/12	3,784	—
British Pound	HAND	Sell	4,084,112	6,355,143	11/21/12	—	(40,854)
British Pound	HSBC	Sell	18,725,802	29,630,398	11/21/12	304,514	—
British Pound	BZWS	Sell	34,011,590	53,806,335	11/21/12	541,864	—
British Pound	BOFA	Sell	17,005,795	26,908,780	11/21/12	276,544	—
British Pound	HAND	Sell	1,863,712	2,924,332	11/21/12	5,601	—
Euro	DBAB	Sell	14,808,765	18,617,581	11/30/12	—	(157,486)
Euro	BZWS	Sell	12,244,379	15,382,613	11/30/12	—	(141,236)
Euro	FBCO	Sell	4,940,286	6,196,929	11/30/12	—	(66,441)
Euro	HAND	Sell	2,784,955	3,516,767	11/30/12	—	(13,980)
Euro	HSBC	Sell	4,559,246	5,775,089	11/30/12	—	(5,177)
Euro	DBAB	Sell	1,672,616	2,123,133	11/30/12	2,561	—
Euro	BOFA	Sell	520,071	660,508	11/30/12	1,173	—
Euro	BZWS	Sell	520,072	659,986	11/30/12	650	—
Euro	SCBT	Sell	555,632	705,719	11/30/12	1,300	—

Unrealized appreciation (depreciation)						12,131,492	(1,191,527)

Net unrealized appreciation (depreciation)						$10,939,965

See Abbreviations on page MS-36.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,029,603,854
Cost - Non-controlled affiliated issuers (Note 12)	2,783,967

Total cost of investments	$5,032,387,821

Value - Unaffiliated issuers	$5,411,401,586
Value - Non-controlled affiliated issuers (Note 12)	434,506

Total value of investments (includes securities loaned in the amount of $32,945,227)	5,411,836,092
Cash	743,791
Restricted cash (Note 1e)	5,342,000
Foreign currency, at value (cost $8,180,619)	8,228,399
Receivables:
Investment securities sold	38,309,134
Capital shares sold	519,865
Dividends and interest	15,866,925
Unrealized appreciation on forward exchange contracts	12,131,492
Other assets	200,739

Total assets	5,493,178,437

Liabilities:
Payables:
Investment securities purchased	24,491,889
Capital shares redeemed	2,455,616
Affiliates	4,642,712
Variation margin	1,804,300
Payable upon return of securities loaned	32,800,522
Due to brokers	5,342,000
Unrealized depreciation on forward exchange contracts	1,191,527
Unrealized depreciation on unfunded loan commitments (Note 9)	676,537
Accrued expenses and other liabilities	1,399,067

Total liabilities	74,804,170

Net assets, at value	$5,418,374,267

Net assets consist of:
Paid-in capital	$5,336,614,577
Undistributed net investment income	155,417,188
Net unrealized appreciation (depreciation)	388,499,464
Accumulated net realized gain (loss)	(462,156,962)

Net assets, at value	$5,418,374,267

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$1,301,298,274

Shares outstanding	78,827,299

Net asset value and maximum offering price per share	$16.51

Class 2:
Net assets, at value	$3,953,224,930

Shares outstanding	242,769,970

Net asset value and maximum offering price per share	$16.28

Class 4:
Net assets, at value	$163,851,063

Shares outstanding	10,020,289

Net asset value and maximum offering price per share	$16.35

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Mutual Shares Securities Fund
Investment income:
Dividends	$66,538,237
Interest	14,044,163
Income from securities loaned	837,069

Total investment income	81,419,469

Expenses:
Management fees (Note 3a)	16,429,313
Administrative fees (Note 3b)	2,349,536
Distribution fees: (Note 3c)
Class 2	4,968,617
Class 4	287,623
Unaffiliated transfer agent fees	2,470
Custodian fees (Note 4)	136,121
Reports to shareholders	402,967
Professional fees	207,396
Trustees’ fees and expenses	10,993
Other	90,173

Total expenses	24,885,209

Net investment income	56,534,260

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	114,265,382
Written options	265,845
Foreign currency transactions	21,269,564
Futures contracts	2,220,149
Securities sold short	(10,276,834)

Net realized gain (loss)	127,744,106

Net change in unrealized appreciation (depreciation) on:
Investments	139,207,828
Translation of other assets and liabilities denominated in foreign currencies	(19,589,112)

Net change in unrealized appreciation (depreciation)	119,618,716

Net realized and unrealized gain (loss)	247,362,822

Net increase (decrease) in net assets resulting from operations	$303,897,082

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$56,534,260	$116,919,415
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	127,744,106	(69,197,475)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	119,618,716	(151,843,785)

Net increase (decrease) in net assets resulting from operations	303,897,082	(104,121,845)

Distributions to shareholders from:
Net investment income:
Class 1	—	(32,920,483)
Class 2	—	(95,354,646)
Class 4	—	(3,732,632)

Total distributions to shareholders	—	(132,007,761)

Capital share transactions: (Note 2)
Class 1	64,679,377	(34,519,147)
Class 2	(188,868,407)	(141,255,692)
Class 4	(7,384,023)	339,468

Total capital share transactions	(131,573,053)	(175,435,371)

Net increase (decrease) in net assets	172,324,029	(411,564,977)
Net assets:
Beginning of period	5,246,050,238	5,657,615,215

End of period	$5,418,374,267	$5,246,050,238

Undistributed net investment income included in net assets:
End of period	$155,417,188	$98,882,928

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had OTC derivatives in a net unrealized loss position for such contracts of $198,515.

At June 30, 2012, the Fund held $11,593,374 in United Kingdom treasury bonds and U.S. treasury bills and bonds as collateral for derivatives.

See Notes 6 and 11 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At June 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income and Deferred Taxes (continued)

tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	20,593,792	$337,034,129	42,708,405	$674,448,160
Shares issued in reinvestment of distributions	—	—	2,247,132	32,920,483
Shares redeemed	(16,970,064)	(272,354,752)	(50,368,429)	(741,887,790)

Net increase (decrease)	3,623,728	$64,679,377	(5,412,892)	$(34,519,147)

Class 2 Shares:
Shares sold	10,628,085	$171,374,350	25,072,748	$394,507,314
Shares issued in reinvestment of distributions	—	—	6,585,266	95,354,646
Shares redeemed	(22,365,077)	(360,242,757)	(39,735,152)	(631,117,652)

Net increase (decrease)	(11,736,992)	$(188,868,407)	(8,077,138)	$(141,255,692)

Class 4 Shares:
Shares sold	209,723	$3,447,432	534,093	$8,261,151
Shares issued on reinvestment of distributions	—	—	256,538	3,732,632
Shares redeemed	(679,561)	(10,831,455)	(736,961)	(11,654,315)

Net increase (decrease)	(469,838)	$(7,384,023)	53,670	$339,468

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At June 30, 2012, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 21.42% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, the Fund had capital loss carryforwards of $508,530,121 expiring in 2017 and capital loss carryforwards of $11,314,074 not subject to expiration.

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,081,659,863

Unrealized appreciation	$855,050,119
Unrealized depreciation	(524,873,890)

Net unrealized appreciation (depreciation)	$330,176,229

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, corporate actions, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2012, aggregated $1,048,135,724 and $1,103,205,965, respectively.

Transactions in options written during the period ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	122	$247,051
Options written	254	32,609
Options expired	(254)	(32,609)
Options exercised	—	—
Options closed	(122)	(247,051)

Options outstanding at June 30, 2012	—	$—

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $28,291,158, representing 0.52% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

8. RESTRICTED SECURITIES (continued)

At June 30, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
4,709,226	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
194	Ally Financial Inc.	1/15/09	905,185	1,127,868
2,128	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	2,128	—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
9,845,095	Cerberus CG Investor I LLC	7/26/07 - 6/17/08	4,593,328	1,181,411
9,845,012	Cerberus CG Investor II LLC	7/26/07 - 6/17/08	4,593,276	1,181,401
4,922,879	Cerberus CG Investor III LLC	7/26/07	2,296,874	590,746
11,728	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	1,813,542	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	1,336,873
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	866,123
5,565,600	GLCP Harrah’s Investment LP	1/15/08	2,783,967	434,506
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	589,240
11,387,027	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	11,193,197	5,620,067
57,295	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	539,528	—
16,280	Olympus Re Holdings Ltd.	12/19/01	1,534,738	—

	Total Restricted Securities (0.24% of Net Assets)			$12,928,235

9. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At June 30, 2012, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Extended Revolver, 7.243%, 4/10/16	$5,617,379

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

10. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At June 30, 2012, the Fund had aggregate unfunded capital commitments of $198,418, for which no depreciation has been recognized.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

11. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$12,131,492	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$2,377,038[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$23,799,389	$(19,619,793)
Equity contracts	Net realized gain (loss) from written options/Net change in unrealized appreciation (depreciation) on investments	265,845	96,989

For the period ended June 30, 2012, the average month end market value of derivatives represented 0.38% of average month end net assets. The average month end number of open derivative contracts for the period was 109.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	—	6,400,507	$—	$—	$—
GLCP Harrah’s Investment LP	5,565,600	—	—	5,565,600	434,506	—	—

Total Affiliated Securities (0.01% of Net Assets)					$434,506	$—	$—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$6,211,538		$6,211,538
Commercial Banks	169,642,841	—	2,202,996	[b]	171,845,837
Consumer Finance	—	1,128,768	2,953,558		4,082,326
Diversified Financial Services	140,940,802	9,627,598	—		150,568,400
Diversified Telecommunication Services	10,964,501	—	185,165	[b]	11,149,666
Hotels, Restaurants & Leisure	—	—	434,506		434,506
Real Estate Management & Development	4,110,127	—	5,563,644		9,673,771
Other Equity Investments[c]	4,377,713,022	—	—	[b]	4,377,713,022
Corporate Bonds, Notes and Senior Floating Rate Interests	—	222,194,999	—		222,194,999
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	28,291,158	—	[b]	28,291,158
Companies in Liquidation	—	68,392	—	[b]	68,392
Short Term Investments	268,023,833	161,578,644	—		429,602,477

Total Investments in Securities	$4,971,395,126	$422,889,559	$17,551,407		$5,411,836,092

Forward Exchange Contracts	—	12,131,492	—		12,131,492

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Mutual Shares Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Forward Exchange Contracts	$—	$1,191,527	$—	$1,191,527
Futures Contracts	1,185,511	—	—	1,185,511
Unfunded Loan Commitments	—	676,537	—	676,537

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at June 30, 2012.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	JPY - Japanese Yen	FRN - Floating Rate Note
FBCO - Credit Suisse Group AG	USD - United States Dollar	PIK - Payment-In-Kind
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Templeton Developing Markets Securities Fund – Class 4 delivered a +0.04% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index posted a +4.12% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index had a +4.48% total return for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Emerging market economies generally continued to grow faster than developed market economies during the six months under review. Emerging market stocks had a solid start to 2012 as improved economic data, government and central bank efforts to stimulate growth and substantial investment inflows drove market performance. The European Union’s approval of a second bailout package for Greece and the European Central Bank’s additional issuance of low interest loans to the region’s banks worth more than 529 billion euros (approximately US$700 billion) to ease the credit crunch and contain the debt crisis provided investors with additional reasons to remain positive.

The tide changed in April, however, as it became evident the eurozone sovereign debt crisis was far from contained. Record-high unemployment in the region, speculation on Greece’s exit from the European Union and concerns about Spanish banks’ solvency worsened. Weaker-than-expected U.S. economic data raised fears of another recession in the world’s largest economy. Major emerging economies including China and India reported slowing gross domestic product growth. News that the Chinese government had no plans to implement a wide-scale stimulus package also weighed on investor confidence.

Global stock prices rebounded in the first three weeks of June as optimism on the victory of the pro-bailout New Democracy party in Greece

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated, or may decline further in value. Risks associated with foreign investing include currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

and expectations of a third quantitative easing (QE3) program from the U.S. Federal Reserve Board (Fed) fueled stock market performance. However, sentiment turned sour as investors focused on Spain’s banking crisis and the Fed’s decision to extend the maturity extension program, dubbed Operation Twist, rather than to implement QE3.

Financial markets received good news on the last trading day of June when European leaders agreed to directly recapitalize the region’s struggling banks and work toward budgetary and political union. Global stocks rallied, leading emerging market stocks, as measured by the MSCI EM Index, to post a +4.12% total return in U.S. dollar terms for the six-month period.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance were Souza Cruz, a major Brazilian cigarette company; Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Kasikornbank, one of Thailand’s leading commercial banks. The strong market positions of Souza Cruz and AmBev have allowed their businesses to achieve superior returns and build market share as consumers become wealthier and more discerning. In our view, these companies have strong operations, low debt levels, good dividend yields and popular brands that make them attractive investments. We believe Kasikornbank is well positioned to benefit from Thailand’s potentially strong economic growth as the country recovers from last year’s floods and the government’s fiscal stimulus measures, including minimum wage increases, work through the economy. The bank enjoyed strong earnings in the first half of 2012 as it benefited from strong loan growth.

In contrast, key detractors from absolute performance during the reporting period included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Luk Fook Holdings (International), a major jewelry retail chain in Hong Kong and mainland China; and Astra International, Indonesia’s leading car and motorcycle company. Itau Unibanco’s share price weakened as ongoing central bank interest rate cuts threatened to hurt the bank’s profit margins. In our long-term view, the bank could benefit from its strong market position as Brazil’s economy grows and consumer wealth increases. Luk Fook’s sales growth eased recently as China’s slowing economic growth led Chinese tourists to cut spending on luxury items such as jewelry. However, we maintained a positive view of the company because we feel it has a solid market position, high return on equity, strong balance sheet and increasing presence in mainland China. Astra’s share price corrected largely due to investor expectations that new rules in Indonesia, which increased the minimum down payment required for vehicle purchases, could impact sales. As a leader in the Indonesian car and motorcycle markets, which have been enjoying strong secular growth trends, Astra could benefit from the potential continuation of the country’s robust economic growth, higher incomes and affordable credit in the long term.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2012, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, we initiated positions in Colombia and Kenya and increased our holdings in Hong Kong, South Africa and South Korea as we continued to search for what we considered to be attractive investment opportunities. We added to casinos and gaming, catalog retail and specialty retail companies. Key purchases included additional shares of SJM Holdings, one of Macau’s largest casino operators, and the aforementioned Luk Fook, as well as a new position in South Korea-based Samsung Electronics, one of the world’s largest electronics manufacturers.

Top 10 Holdings

Templeton Developing Markets Securities Fund

6/30/12

Company Sector/Industry, Country	% of Total Net Assets
AmBev (Companhia de Bebidas das Americas)	7.8%
Beverages, Brazil
PT Astra International Tbk	6.0%
Automobiles, Indonesia
Tata Consultancy Services Ltd.	5.2%
IT Services, India
Souza Cruz SA	5.0%
Tobacco, Brazil
LUKOIL Holdings, ADR	3.4%
Oil, Gas & Consumable Fuels, Russia
PetroChina Co. Ltd., H	3.2%
Oil, Gas & Consumable Fuels, China
Sberbank of Russia	3.0%
Commercial Banks, Russia
Kasikornbank PCL, fgn.	3.0%
Commercial Banks, Thailand
Vale SA, ADR, pfd., A	2.9%
Metals & Mining, Brazil
Gazprom, ADR	2.9%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

As certain stocks reached our sale targets, we reduced the Fund’s investments in Brazil, Indonesia and Taiwan to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in diversified metals and mining, diversified banking and food retail companies. Key reductions included Brazilian iron ore and nickel producer Vale, Indonesia-based Bank Central Asia and Taiwan-based convenience retail operator President Chain Store.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund

6/30/12

% of Total Net Assets
Brazil	18.4%
Russia	15.0%
China	9.9%
India	9.0%
Indonesia	8.7%
Thailand	6.7%
Hong Kong	6.2%
Chile	4.2%
South Africa	4.1%
Singapore	2.4%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,000.40	$8.46
Hypothetical (5% return before expenses)	$1,000	$1,016.41	$8.52

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.70%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.50	$11.40	$9.86	$6.11	$16.16	$13.92

Income from investment operations[a]:
Net investment income[b]	0.11	0.17	0.09	0.12	0.16	0.32
Net realized and unrealized gains (losses)	(0.08)	(1.94)	1.63	4.02	(7.40)	3.51

Total from investment operations	0.03	(1.77)	1.72	4.14	(7.24)	3.83

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.18)	(0.36)	(0.37)	(0.38)
Net realized gains	—	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.17)	(0.13)	(0.18)	(0.39)	(2.81)	(1.59)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.36	$9.50	$11.40	$9.86	$6.11	$16.16

Total return[d]	0.33%	(15.67)%	17.83%	73.32%	(52.62)%	29.09%
Ratios to average net assets[e]
Expenses	1.35%	1.40%	1.49% [f]	1.45% [f]	1.52% [f]	1.48% [f]
Net investment income	2.25%	1.57%	0.87%	1.64%	1.52%	2.07%

Supplemental data
Net assets, end of period (000’s)	$198,960	$232,544	$347,242	$325,927	$234,213	$753,843
Portfolio turnover rate	11.32%	14.90%	24.41%	56.58% [g]	75.11% [g]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.42	$11.30	$9.78	$6.04	$15.99	$13.79

Income from investment operations[a]:
Net investment income[b]	0.10	0.14	0.06	0.11	0.15	0.27
Net realized and unrealized gains (losses)	(0.08)	(1.92)	1.62	3.98	(7.33)	3.49

Total from investment operations	0.02	(1.78)	1.68	4.09	(7.18)	3.76

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.32)	(0.33)	(0.35)
Net realized gains	—	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.14)	(0.10)	(0.16)	(0.35)	(2.77)	(1.56)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.30	$9.42	$11.30	$9.78	$6.04	$15.99

Total return[d]	0.23%	(15.86)%	17.58%	72.59%	(52.70)%	28.78%
Ratios to average net assets[e]
Expenses	1.60%	1.65%	1.74% [f]	1.70% [f]	1.77% [f]	1.73% [f]
Net investment income	2.00%	1.32%	0.62%	1.39%	1.27%	1.82%

Supplemental data
Net assets, end of period (000’s)	$281,185	$295,223	$392,546	$435,947	$264,186	$1,090,549
Portfolio turnover rate	11.32%	14.90%	24.41%	56.58% [g]	75.11% [g]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 3		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.36	$11.23	$9.73	$6.02	$15.96	$13.78

Income from investment operations[a]:
Net investment income[b]	0.10	0.14	0.06	0.10	0.11	0.24
Net realized and unrealized gains (losses)	(0.08)	(1.91)	1.60	3.97	(7.27)	3.52

Total from investment operations	0.02	(1.77)	1.66	4.07	(7.16)	3.76

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.33)	(0.34)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.14)	(0.10)	(0.16)	(0.36)	(2.78)	(1.58)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$9.24	$9.36	$11.23	$9.73	$6.02	$15.96

Total return[d]	0.25%	(15.86)%	17.51%	72.63%	(52.67)%	28.70%
Ratios to average net assets[e]
Expenses	1.60%	1.65%	1.74% [f]	1.70% [f]	1.77% [f]	1.73% [f]
Net investment income	2.00%	1.32%	0.62%	1.39%	1.27%	1.82%

Supplemental data
Net assets, end of period (000’s)	$47,836	$44,702	$66,484	$66,718	$32,953	$100,961
Portfolio turnover rate	11.32%	14.90%	24.41%	56.58% [g]	75.11% [g]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.42	$11.30	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.10	0.13	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	(0.10)	(1.91)	1.61	4.00	(5.65)

Total from investment operations	—	(1.78)	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.16)	(0.35)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.12)	(0.10)	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of period	$9.30	$9.42	$11.30	$9.80	$6.09

Total return[e]	0.04%	(15.88)%	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.70%	1.75%	1.84% [g]	1.80% [g]	1.87% [g]
Net investment income	1.90%	1.22%	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of period (000’s)	$22,698	$24,380	$37,198	$26,362	$7,208
Portfolio turnover rate	11.32%	14.90%	24.41%	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.4%
Romania 0.4%
SIF Banat-Crisana	Diversified Financial Services	1,457,300	$373,071
SIF Moldova	Diversified Financial Services	1,509,345	540,953
SIF Muntenia	Diversified Financial Services	1,278,433	260,007
SIF Oltenia	Diversified Financial Services	1,751,291	557,926
SIF Transilvania	Diversified Financial Services	4,500,540	573,129

Total Closed End Funds (Cost $2,899,996)			2,305,086

Common Stocks 90.4%
Australia 0.6%
BHP Billiton Ltd.	Metals & Mining	101,481	3,267,058

Austria 0.2%
[a]Raiffeisen Bank International AG	Commercial Banks	40,018	1,304,154

Brazil 14.5%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,362,350	42,852,674
Itau Unibanco Holding SA, ADR	Commercial Banks	653,674	9,099,142
Souza Cruz SA	Tobacco	1,888,597	27,727,702

			79,679,518

Chile 2.5%
Antofagasta PLC	Metals & Mining	794,779	13,554,220

China 9.9%
Anhui Conch Cement Co. Ltd., H	Construction Materials	1,945,144	5,265,210
CNOOC Ltd.	Oil, Gas & Consumable Fuels	7,181,000	14,254,444
[a]Great Wall Motor Co. Ltd., H	Automobiles	3,121,177	6,179,513
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	17,801,523
Tencent Holdings Ltd.	Internet Software & Services	82,000	2,388,729
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	614,262	4,140,950
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	3,038,000	4,691,257

			54,721,626

Colombia 0.3%
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	30,437	1,698,080

Hong Kong 6.2%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	10,776,465
Giordano International Ltd.	Specialty Retail	1,069,045	753,751
I.T Ltd.	Specialty Retail	5,040,000	2,176,306
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,032,313	4,217,558
[b]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	269,783
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	5,534,030	10,157,717
VTech Holdings Ltd.	Communications Equipment	506,300	6,003,996

			34,355,576

India 9.0%
Grasim Industries Ltd.	Construction Materials	28,924	1,379,426
Infosys Ltd.	IT Services	165,015	7,439,349
National Aluminium Co. Ltd.	Metals & Mining	180,606	193,913
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,572,924	8,067,222
Tata Chemicals Ltd.	Chemicals	669,855	3,749,909
Tata Consultancy Services Ltd.	IT Services	1,244,539	28,642,782

			49,472,601

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 8.7%
PT Astra International Tbk	Automobiles	45,325,000	$33,055,762
PT Bank Central Asia Tbk	Commercial Banks	11,282,532	8,768,963
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	8,664,000	5,857,482

			47,682,207

Kenya 0.2%
British American Tobacco Kenya Ltd. Corp.	Tobacco	45,200	199,459
Equity Bank Ltd.	Commercial Banks	1,181,300	297,778
Kenya Commercial Bank Ltd.	Commercial Banks	2,032,200	560,482

			1,057,719

Malaysia 0.5%
Kuala Lumpur Kepong Bhd.	Food Products	394,500	2,854,386

Mexico 0.7%
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,952,613	3,823,001

Nigeria 0.6%
First Bank of Nigeria PLC	Commercial Banks	7,297,629	489,199
Guinness Nigeria PLC	Beverages	214,723	298,172
Nigerian Breweries PLC	Beverages	4,294,577	2,684,935

			3,472,306

Qatar 0.5%
Industries Qatar QSC	Industrial Conglomerates	77,085	2,646,423

Russia 15.0%
Gazprom, ADR	Oil, Gas & Consumable Fuels	1,203,700	11,435,150
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	470,200	4,431,635
[c]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	4,217,665
[c]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	260,068	14,479,286
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	251,243	4,175,659
Sberbank of Russia	Commercial Banks	6,150,040	16,400,739
TNK-BP Holding	Oil, Gas & Consumable Fuels	5,340,274	12,335,629
[d]Uralkali OJSC, GDR, Reg S	Chemicals	401,096	15,351,949

			82,827,712

Singapore 2.4%
Keppel Corp. Ltd.	Industrial Conglomerates	846,557	6,868,671
SembCorp Marine Ltd.	Machinery	1,672,000	6,307,940

			13,176,611

South Africa 4.1%
Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	272,483	6,339,188
Remgro Ltd.	Diversified Financial Services	614,891	9,896,268
Tiger Brands Ltd.	Food Products	212,099	6,360,153

			22,595,609

South Korea 1.6%
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	4,453	4,685,849
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	35,682	4,314,404

			9,000,253

Taiwan 2.1%
President Chain Store Corp.	Food & Staples Retailing	2,133,075	11,347,667

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand 6.7%
Kasikornbank PCL, fgn.	Commercial Banks	3,116,500	$16,290,908
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	2,021,223	10,757,657
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	938,100	9,599,439
Supalai PCL, fgn.	Real Estate Management & Development	184,644	100,029

			36,748,033

Turkey 1.1%
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	274,426	5,873,727

United Arab Emirates 1.2%
Emaar Properties PJSC	Real Estate Management & Development	8,942,377	6,816,857

United Kingdom 0.9%
Anglo American PLC	Metals & Mining	146,649	4,869,782

United States 0.7%
Avon Products Inc.	Personal Products	246,420	3,994,468

Vietnam 0.2%
DHG Pharmaceutical JSC	Pharmaceuticals	95,800	290,997
Dong Phu Rubber JSC	Chemicals	88,000	218,895
Vinacafe Bien Hoa JSC	Food Products	68,500	422,699

			932,591

Total Common Stocks (Cost $339,459,761)			497,772,185

Preferred Stocks 6.2%
Brazil 3.9%
Itausa - Investimentos Itau SA, ADR, pfd.	Commercial Banks	17,790	74,422
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	1,241,305	5,254,659
Vale SA, ADR, pfd., A	Metals & Mining	831,932	16,230,993

			21,560,074

Chile 1.7%
Embotelladora Andina SA, pfd., A	Beverages	2,049,785	8,964,612

Colombia 0.6%
Bancolombia SA, ADR, pfd.	Commercial Banks	53,200	3,289,888

Total Preferred Stocks (Cost $18,650,704)			33,814,574

Total Investments before Short Term Investments (Cost $361,010,461)			533,891,845

Short Term Investments 3.4%
Money Market Funds (Cost $16,675,196) 3.0%
United States 3.0%
[e,f]Institutional Fiduciary Trust Money Market Portfolio		16,675,196	16,675,196

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments (continued)
[g]Investments from Cash Collateral Received for Loaned Securities (Cost $2,583,471) 0.4%
Money Market Funds 0.4%
United States 0.4%
[h]BNY Mellon Overnight Government Fund, 0.182%	2,583,471	$2,583,471

Total Investments (Cost $380,269,128) 100.4%		553,150,512
Other Assets, less Liabilities (0.4)%		(2,471,634)

Net Assets 100.0%		$550,678,878

See Abbreviations on page TD-26.

aA portion or all of the security is on loan at June 30, 2012. See Note 1(c).

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $269,783, representing 0.05% of net assets.

cAt June 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the value of this security was $15,351,949, representing 2.79% of net assets.

eNon-income producing.

fSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

gSee Note 1(c) regarding securities on loan.

hThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$363,593,932
Cost - Sweep Money Fund (Note 7)	16,675,196

Total cost of investments	$380,269,128

Value - Unaffiliated issuers	$536,475,316
Value - Sweep Money Fund (Note 7)	16,675,196

Total value of investments (includes securities loaned in the amount of $2,509,564)	553,150,512
Foreign currency, at value (cost $92,399)	92,487
Receivables:
Investment securities sold	2,499,526
Capital shares sold	203,571
Dividends	2,924,807
Foreign tax	27,630
Other assets	151

Total assets	558,898,684

Liabilities:
Payables:
Investment securities purchased	3,430,205
Capital shares redeemed	1,099,997
Affiliates	689,157
Payable upon return of securities loaned	2,583,471
Accrued expenses and other liabilities	416,976

Total liabilities	8,219,806

Net assets, at value	$550,678,878

Net assets consist of:
Paid-in capital	$496,473,023
Undistributed net investment income	5,595
Net unrealized appreciation (depreciation)	172,853,271
Accumulated net realized gain (loss)	(118,653,011)

Net assets, at value	$550,678,878

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$198,959,805

Shares outstanding	21,265,537

Net asset value and maximum offering price per share	$9.36

Class 2:
Net assets, at value	$281,184,776

Shares outstanding	30,250,841

Net asset value and maximum offering price per share	$9.30

Class 3:
Net assets, at value	$47,836,176

Shares outstanding	5,179,618

Net asset value and maximum offering price per share[a]	$9.24

Class 4:
Net assets, at value	$22,698,121

Shares outstanding	2,439,605

Net asset value and maximum offering price per share	$9.30

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,012,523)	$10,949,427
Income from securities loaned	43,857

Total investment income	10,993,284

Expenses:
Management fees (Note 3a)	3,342,776
Administrative fees (Note 3b)	426,683
Distribution fees: (Note 3c)
Class 2	378,092
Class 3	64,343
Class 4	43,892
Unaffiliated transfer agent fees	1,211
Custodian fees (Note 4)	206,811
Reports to shareholders	110,700
Professional fees	28,338
Trustees’ fees and expenses	1,439
Other	9,817

Total expenses	4,614,102

Net investment income	6,379,182

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	13,584,804
Foreign currency transactions	(560,713)

Net realized gain (loss)	13,024,091

Net change in unrealized appreciation (depreciation) on:
Investments	(14,616,878)
Translation of other assets and liabilities denominated in foreign currencies	(5,476)

Net change in unrealized appreciation (depreciation)	(14,622,354)

Net realized and unrealized gain (loss)	(1,598,263)

Net increase (decrease) in net assets resulting from operations	$4,780,919

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$6,379,182	$10,217,132
Net realized gain (loss) from investments and foreign currency transactions	13,024,091	41,092,169
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(14,622,354)	(168,736,087)

Net increase (decrease) in net assets resulting from operations	4,780,919	(117,426,786)

Distributions to shareholders from:
Net investment income:
Class 1	(3,523,272)	(3,575,470)
Class 2	(4,111,805)	(3,331,863)
Class 3	(716,639)	(556,039)
Class 4	(295,623)	(314,405)

Total distributions to shareholders	(8,647,339)	(7,777,777)

Capital share transactions: (Note 2)
Class 1	(32,894,640)	(64,505,854)
Class 2	(12,064,580)	(37,899,841)
Class 3	4,184,090	(11,807,405)
Class 4	(1,529,976)	(7,237,721)

Total capital share transactions	(42,305,106)	(121,450,821)

Redemption fees	929	34,912

Net increase (decrease) in net assets	(46,170,597)	(246,620,472)
Net assets:
Beginning of period	596,849,475	843,469,947

End of period	$550,678,878	$596,849,475

Undistributed net investment income included in net assets:
End of period	$5,595	$2,273,752

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	686,552	$6,995,534	2,813,987	$30,009,154
Shares issued in reinvestment of distributions	385,901	3,523,272	324,453	3,575,470
Shares redeemed	(4,283,973)	(43,413,446)	(9,124,103)	(98,090,478)

Net increase (decrease)	(3,211,520)	$(32,894,640)	(5,985,663)	$(64,505,854)

Class 2 Shares:
Shares sold	2,219,589	$21,763,966	6,746,331	$70,699,788
Shares issued in reinvestment of distributions	453,341	4,111,805	304,558	3,331,863
Shares redeemed	(3,756,025)	(37,940,351)	(10,448,699)	(111,931,492)

Net increase (decrease)	(1,083,095)	$(12,064,580)	(3,397,810)	$(37,899,841)

Class 3 Shares:
Shares sold	862,807	$8,748,041	848,211	$9,362,399
Shares issued in reinvestment of distributions	79,538	716,639	51,154	556,039
Shares redeemed	(536,540)	(5,280,590)	(2,043,372)	(21,725,843)

Net increase (decrease)	405,805	$4,184,090	(1,144,007)	$(11,807,405)

Class 4 Shares:
Shares sold	183,124	$1,808,096	464,313	$5,040,717
Shares issued on reinvestment of distributions	32,558	295,623	28,739	314,405
Shares redeemed	(364,859)	(3,633,695)	(1,194,944)	(12,592,843)

Net increase (decrease)	(149,177)	$(1,529,976)	(701,892)	$(7,237,721)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, the Fund had capital loss carryforwards of $125,392,863 expiring in 2017.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$393,020,861

Unrealized appreciation	$183,711,206
Unrealized depreciation	(23,581,555)

Net unrealized appreciation (depreciation)	$160,129,651

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $66,436,750 and $88,333,846, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$2,305,086	$—	$—	$2,305,086
Equity Investments[a,b]	531,586,759	—	—	531,586,759
Short Term Investments	16,675,196	2,583,471	—	19,258,667

Total Investments in Securities	$550,567,041	$2,583,471	$—	$553,150,512

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0339	$0.2177
Class 2	$0.0339	$0.1876
Class 3	$0.0339	$0.1890
Class 4	$0.0339	$0.1695

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Templeton Foreign Securities Fund – Class 4 delivered a +1.25% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index, which produced a +3.38% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The six months under review encompassed two different market environments. The first quarter of 2012 delivered the best annual start for global developed stocks in more than a decade, as measured by the MSCI World Index, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks.2 Yet, renewed global economic weakness and European debt concerns led the market lower in the second quarter, and stocks dropped sharply in the spring before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Coalition-building efforts in Greece collapsed amid anger over the terms of the country’s second bailout, forcing a new election that brought some relief when the pro-euro party won. Elsewhere in the region, France’s socialist candidate clinched the presidency on a pro-growth platform and the Dutch cabinet resigned in the wake of a contentious austerity deal.

On the economic front, global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany, the U.S. and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

downgraded global banks and European sovereigns. Concerns about Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Yet, encouraging progress did emerge at period-end when leaders in Brussels agreed to ease conditions of sovereign bond purchases and permit the region’s bailout fund to directly recapitalize banks. Meanwhile, the U.S. Federal Reserve Board opted to extend its strategy, dubbed Operation Twist, designed to lower systemically important interest rates, and the People’s Bank of China slashed interest rates for the first time since the global financial crisis began. In the latter part of the period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the six months under review, underweighting and stock selection in the economically sensitive materials sector, which suffered from a global commodity price correction, was a major contributor to Fund performance relative to the MSCI EAFE Index.3 Beverage-can maker Rexam (U.K.) became a standout materials holding after agreeing to sell two of its personal care divisions in 2011. Our stock selection in information technology4 aided relative results, particularly in two companies that benefited from global demand for smartphones and tablet PCs: South Korean semiconductor, telecommunication and digital media products manufacturer Samsung Electronics5 and integrated circuit and semiconductor devices company Taiwan Semiconductor Manufacturing.5

3. The materials sector comprises chemicals, construction and engineering, construction materials, containers and packaging, and metals and mining in the SOI.

4. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

5. Not an index component.

Business management software developer SAP (Germany) was another key sector holding. Other individual contributors included reinsurer Swiss Re, oil services company Aker Solutions (Norway) and automobile manufacturer Toyota Motor (Japan).

In contrast, our underweighting and stock selection in the consumer staples sector was a key detractor from Fund performance, and supermarket chain Tesco (U.K.) led the Fund’s sector losses due to slowing sales growth and falling margins.6 The Fund’s overweighting in telecommunication services7 also weighed on relative results, including our positions in telecommunication and Internet services providers China Telecom5 and Telefonica5 (Spain). Our stock selection in health care hurt performance, notably our position in Lonza Group (Switzerland).8 The chemicals and biotechnology company underperformed as profits were squeezed by rising raw materials prices and a strong Swiss franc. Other individual detractors included European financial services providers UniCredit (Spain) and Credit Suisse Group (Switzerland).

From a geographic perspective, our stock selection in Asia boosted the Fund’s relative performance, as a number of our investments in Singapore, South Korea5 and Japan outperformed. Our China exposure, however, was detrimental.5 In Europe, our stock selection detracted from results, as investor concerns about the eurozone debt crisis weighed on market sentiment. During the period, our investments in the U.K., France and the Netherlands hindered relative performance, while an underweighting in the troubled Spanish market benefited results.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

6. The consumer staples sector comprises food and staples retailing in the SOI.

7. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

8. The health care sector comprises life sciences tools and services and pharmaceuticals in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

6/30/12

Company Sector/Industry, Country	% of Total Net Assets
Sanofi	3.7%
Pharmaceuticals, France
Roche Holding AG	3.5%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	3.3%
Semiconductors & Semiconductor Equipment, South Korea
GlaxoSmithKline PLC	2.7%
Pharmaceuticals, U.K.
Swiss Re AG	2.5%
Insurance, Switzerland
Vodafone Group PLC, ADR	2.3%
Wireless Telecommunication Services, U.K.
Statoil ASA	2.1%
Oil, Gas & Consumable Fuels, Norway
Tesco PLC	2.1%
Food & Staples Retailing, U.K.
Telenor ASA	2.1%
Diversified Telecommunication Services, Norway
Royal Dutch Shell PLC, A & B	2.0%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,012.50	$5.75
Hypothetical (5% return before expenses)	$1,000	$1,019.14	$5.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.15%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.78	$14.54	$13.68	$10.95	$20.57	$19.00

Income from investment operations[a]:
Net investment income[b]	0.29	0.42	0.28	0.25	0.45	0.45
Net realized and unrealized gains (losses)	(0.11)	(1.90)	0.86	3.39	(8.01)	2.46

Total from investment operations	0.18	(1.48)	1.14	3.64	(7.56)	2.91

Less distributions from:
Net investment income	(0.44)	(0.28)	(0.28)	(0.43)	(0.45)	(0.44)
Net realized gains	—	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.44)	(0.28)	(0.28)	(0.91)	(2.06)	(1.34)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$12.52	$12.78	$14.54	$13.68	$10.95	$20.57

Total return[d]	1.49%	(10.44)%	8.67%	37.34%	(40.23)%	15.79%
Ratios to average net assets[e]
Expenses	0.80%	0.79% [f]	0.78% [f]	0.78% [f]	0.77% [f]	0.75% [f]
Net investment income	4.36%	2.92%	2.10%	2.28%	2.82%	2.22%

Supplemental data
Net assets, end of period (000’s)	$243,233	$254,292	$321,282	$318,173	$262,725	$531,377
Portfolio turnover rate	4.08%	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.56	$14.29	$13.45	$10.76	$20.25	$18.73

Income from investment operations[a]:
Net investment income[b]	0.27	0.37	0.25	0.22	0.40	0.38
Net realized and unrealized gains (losses)	(0.11)	(1.86)	0.84	3.34	(7.89)	2.44

Total from investment operations	0.16	(1.49)	1.09	3.56	(7.49)	2.82

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.25)	(0.39)	(0.39)	(0.40)
Net realized gains	—	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.40)	(0.24)	(0.25)	(0.87)	(2.00)	(1.30)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$12.32	$12.56	$14.29	$13.45	$10.76	$20.25

Total return[d]	1.37%	(10.63)%	8.41%	37.04%	(40.38)%	15.46%
Ratios to average net assets[e]
Expenses	1.05%	1.04% [f]	1.03% [f]	1.03% [f]	1.02% [f]	1.00% [f]
Net investment income	4.11%	2.67%	1.85%	2.03%	2.57%	1.97%

Supplemental data
Net assets, end of period (000’s)	$1,616,384	$1,679,412	$2,090,757	$2,010,268	$1,702,038	$3,255,154
Portfolio turnover rate	4.08%	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 3		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.51	$14.24	$13.37	$10.70	$20.18	$18.68

Income from investment operations[a]:
Net investment income[b]	0.27	0.37	0.25	0.25	0.39	0.37
Net realized and unrealized gains (losses)	(0.11)	(1.86)	0.84	3.30	(7.84)	2.45

Total from investment operations	0.16	(1.49)	1.09	3.55	(7.45)	2.82

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.22)	(0.40)	(0.42)	(0.42)
Net realized gains	—	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.40)	(0.24)	(0.22)	(0.88)	(2.03)	(1.32)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$12.27	$12.51	$14.24	$13.37	$10.70	$20.18

Total return[d]	1.37%	(10.68)%	8.41%	37.20%	(40.39)%	15.45%
Ratios to average net assets[e]
Expenses	1.05%	1.04% [f]	1.03% [f]	1.03% [f]	1.02% [f]	1.00% [f]
Net investment income	4.11%	2.67%	1.85%	2.03%	2.57%	1.97%

Supplemental data
Net assets, end of period (000’s)	$83,644	$88,380	$108,766	$115,364	$271,061	$313,505
Portfolio turnover rate	4.08%	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.66	$14.43	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.27	0.36	0.17	0.21	0.15
Net realized and unrealized gains (losses)	(0.12)	(1.88)	0.92	3.37	(6.08)

Total from investment operations	0.15	(1.52)	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.40)	(0.25)	(0.25)	(0.42)	(0.45)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.25)	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of period	$12.41	$12.66	$14.43	$13.59	$10.91

Total return[e]	1.25%	(10.74)%	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses	1.15%	1.14% [g]	1.13% [g]	1.13% [g]	1.12% [g]
Net investment income	4.01%	2.57%	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of period (000’s)	$369,919	$353,346	$305,505	$48,501	$14,287
Portfolio turnover rate	4.08%	21.09%	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 93.5%
Aerospace & Defense 1.0%
BAE Systems PLC	United Kingdom	5,263,730	$23,804,819

Airlines 0.6%
Deutsche Lufthansa AG	Germany	1,161,930	13,401,018

Automobiles 1.8%
[a]Mazda Motor Corp.	Japan	5,453,000	7,294,299
Toyota Motor Corp., ADR	Japan	440,460	35,448,221

			42,742,520

Capital Markets 4.4%
Credit Suisse Group AG	Switzerland	1,969,870	35,827,140
KKR & Co., LP	United States	1,155,000	14,887,950
Nomura Holdings Inc.	Japan	5,636,100	20,715,257
UBS AG	Switzerland	2,504,440	29,161,288

			100,591,635

Chemicals 1.1%
Akzo Nobel NV	Netherlands	527,560	24,730,864

Commercial Banks 8.3%
BNP Paribas SA	France	896,310	34,411,110
DBS Group Holdings Ltd.	Singapore	2,993,520	32,770,420
HSBC Holdings PLC	United Kingdom	4,015,600	35,481,546
KB Financial Group Inc., ADR	South Korea	1,319,301	43,127,950
[a]UniCredit SpA	Italy	8,365,386	31,549,951
United Overseas Bank Ltd.	Singapore	985,000	14,506,788

			191,847,765

Commercial Services & Supplies 1.0%
G4S PLC	United Kingdom	5,045,810	22,056,409

Communications Equipment 0.7%
Ericsson, B, ADR	Sweden	1,675,840	15,300,419

Computers & Peripherals 1.1%
Compal Electronics Inc.	Taiwan	28,536,431	26,195,589

Construction & Engineering 0.7%
Carillion PLC	United Kingdom	3,750,730	16,227,835

Construction Materials 0.5%
CRH PLC	Ireland	659,820	12,617,880

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	3,021,290	19,919,015

Diversified Financial Services 1.7%
[a]ING Groep NV	Netherlands	5,880,644	39,192,430

Diversified Telecommunication Services 8.2%
China Telecom Corp. Ltd., H	China	47,482,357	20,503,203
France Telecom SA	France	2,164,143	28,416,495
Singapore Telecommunications Ltd.	Singapore	14,436,000	37,599,684
Telefonica SA, ADR	Spain	1,813,382	23,755,304
[b]Telekom Austria AG	Austria	1,468,891	14,424,201
[b]Telenor ASA	Norway	2,880,414	47,852,070
[b]Vivendi SA	France	928,427	17,190,501

			189,741,458

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electrical Equipment 0.4%
Shanghai Electric Group Co. Ltd.	China	23,792,000	$9,660,200

Electronic Equipment, Instruments & Components 1.3%
[a]Flextronics International Ltd.	Singapore	4,961,670	30,762,354

Energy Equipment & Services 1.0%
Aker Solutions ASA	Norway	1,617,940	22,802,050

Food & Staples Retailing 2.1%
Tesco PLC	United Kingdom	10,082,690	48,974,820

Industrial Conglomerates 3.2%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	21,431,264
Koninklijke Philips Electronics NV	Netherlands	1,473,320	29,032,347
Siemens AG	Germany	285,414	23,891,087

			74,354,698

Insurance 11.6%
ACE Ltd.	United States	377,449	27,980,294
AIA Group Ltd.	Hong Kong	9,767,000	33,361,970
Aviva PLC	United Kingdom	9,269,960	39,598,896
AXA SA	France	2,547,968	33,794,941
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	249,150	35,048,288
NKSJ Holdings Inc.	Japan	1,237,900	26,061,053
PartnerRe Ltd.	Bermuda	196,480	14,867,642
Swiss Re AG	Switzerland	917,340	57,563,327

			268,276,411

Life Sciences Tools & Services 0.3%
Lonza Group AG	Switzerland	175,440	7,280,113

Media 1.0%
Reed Elsevier NV	Netherlands	2,017,693	23,012,973

Metals & Mining 1.0%
POSCO	South Korea	73,420	23,383,600

Multi-Utilities 1.6%
E.ON AG	Germany	917,590	19,742,132
GDF Suez	France	697,431	16,554,450

			36,296,582

Multiline Retail 0.5%
Marks & Spencer Group PLC	United Kingdom	2,350,320	11,967,683

Oil, Gas & Consumable Fuels 10.2%
BP PLC	United Kingdom	4,406,715	29,130,634
Gazprom, ADR	Russia	2,623,000	24,918,500
Reliance Industries Ltd.	India	998,145	13,260,350
Royal Dutch Shell PLC, A	United Kingdom	16,803	565,419
Royal Dutch Shell PLC, B	United Kingdom	1,292,973	45,078,347
Statoil ASA	Norway	2,077,160	49,336,563
Suncor Energy Inc.	Canada	413,300	11,951,822
Talisman Energy Inc.	Canada	1,506,600	17,270,293
Total SA, B	France	979,926	44,026,897

			235,538,825

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 11.6%
GlaxoSmithKline PLC	United Kingdom	2,772,585	$62,867,783
Merck KGaA	Germany	287,310	28,624,129
Novartis AG	Switzerland	210,500	11,733,878
Roche Holding AG	Switzerland	468,100	80,696,691
Sanofi	France	1,127,925	85,278,958

			269,201,439

Professional Services 1.2%
Hays PLC	United Kingdom	11,353,070	13,095,990
Randstad Holding NV	Netherlands	477,910	14,017,234

			27,113,224

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	11,255

Semiconductors & Semiconductor Equipment 5.8%
Infineon Technologies AG	Germany	1,103,225	7,444,760
Samsung Electronics Co. Ltd.	South Korea	72,608	76,404,696
Siliconware Precision Industries Co.	Taiwan	14,515,000	15,199,973
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	12,519,526	34,162,498

			133,211,927

Software 1.9%
Nintendo Co. Ltd.	Japan	166,400	19,242,405
Trend Micro Inc.	Japan	868,100	25,384,247

			44,626,652

Specialty Retail 1.8%
Kingfisher PLC	United Kingdom	9,366,486	42,183,122

Trading Companies & Distributors 0.9%
Itochu Corp.	Japan	2,102,500	21,868,734

Wireless Telecommunication Services 4.1%
China Mobile Ltd.	China	2,340,000	25,592,477
Mobile TeleSystems, ADR	Russia	914,865	15,735,678
Vodafone Group PLC, ADR	United Kingdom	1,875,870	52,862,017

			94,190,172

Total Common Stocks and Other Equity Interests (Cost $2,358,759,860)			2,163,086,490

Preferred Stocks 1.4%
Metals & Mining 1.0%
Vale SA, ADR, pfd., A	Brazil	1,210,222	23,611,431

Oil, Gas & Consumable Fuels 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	9,394,343

Total Preferred Stocks (Cost $13,315,243)			33,005,774

Total Investments before Short Term Investments (Cost $2,372,075,103)			2,196,092,264

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Short Term Investments 4.9%
Money Market Funds (Cost $113,158,391) 4.9%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	113,158,391	$113,158,391

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $413,412) 0.0%†
Money Market Funds 0.0%†
[e]BNY Mellon Overnight Government Fund, 0.182%	United States	413,412	413,412

Total Investments (Cost $2,485,646,906) 99.8%			2,309,664,067
Other Assets, less Liabilities 0.2%			3,516,460

Net Assets 100.0%			$2,313,180,527

See Abbreviations on page TF-25.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2012. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

June 30, 2012 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,372,488,515
Cost - Sweep Money Fund (Note 7)	113,158,391

Total cost of investments	$2,485,646,906

Value - Unaffiliated issuers	$2,196,505,676
Value - Sweep Money Fund (Note 7)	113,158,391

Total value of investments (includes securities loaned in the amount $411,974)	2,309,664,067
Receivables:
Capital shares sold	902,268
Dividends and interest	7,826,746
Other assets	604

Total assets	2,318,393,685

Liabilities:
Payables:
Capital shares redeemed	1,662,182
Affiliates	2,259,891
Reports to shareholders	633,891
Payable upon return of securities loaned	413,412
Accrued expenses and other liabilities	243,782

Total liabilities	5,213,158

Net assets, at value	$2,313,180,527

Net assets consist of:
Paid-in capital	$2,542,478,184
Undistributed net investment income	48,939,068
Net unrealized appreciation (depreciation)	(176,117,336)
Accumulated net realized gain (loss)	(102,119,389)

Net assets, at value	$2,313,180,527

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$243,233,377

Shares outstanding	19,423,909

Net asset value and maximum offering price per share	$12.52

Class 2:
Net assets, at value	$1,616,384,141

Shares outstanding	131,232,143

Net asset value and maximum offering price per share	$12.32

Class 3:
Net assets, at value	$83,643,830

Shares outstanding	6,816,197

Net asset value and maximum offering price per share[a]	$12.27

Class 4:
Net assets, at value	$369,919,179

Shares outstanding	29,796,502

Net asset value and maximum offering price per share	$12.41

aRedemption price is equal to net asset value less redemption fees retained by the fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Operations

for the six months ended June 30, 2012 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $6,139,020)	$59,651,465
Income from securities loaned	2,684,917

Total investment income	62,336,382

Expenses:
Management fees (Note 3a)	7,764,148
Administrative fees (Note 3b)	1,192,518
Distribution fees: (Note 3c)
Class 2	2,122,555
Class 3	111,429
Class 4	659,316
Unaffiliated transfer agent fees	4,126
Custodian fees (Note 4)	267,781
Reports to shareholders	346,552
Professional fees	68,885
Trustees’ fees and expenses	5,009
Other	26,941

Total expenses	12,569,260

Net investment income	49,767,122

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	28,499,923
Foreign currency transactions	(769,828)

Net realized gain (loss)	27,730,095

Net change in unrealized appreciation (depreciation) on:
Investments	(39,578,463)
Translation of other assets and liabilities denominated in foreign currencies	(121,547)

Net change in unrealized appreciation (depreciation)	(39,700,010)

Net realized and unrealized gain (loss)	(11,969,915)

Net increase (decrease) in net assets resulting from operations	$37,797,207

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$49,767,122	$72,239,766
Net realized gain (loss) from investments and foreign currency transactions	27,730,095	136,998,835
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(39,700,010)	(482,312,094)

Net increase (decrease) in net assets resulting from operations	37,797,207	(273,073,493)

Distributions to shareholders from:
Net investment income:
Class 1	(8,240,958)	(5,782,491)
Class 2	(51,055,721)	(33,309,204)
Class 3	(2,656,996)	(1,749,311)
Class 4	(11,448,483)	(5,966,192)

Total distributions to shareholders	(73,402,158)	(46,807,198)

Capital share transactions: (Note 2)
Class 1	(7,189,761)	(31,404,883)
Class 2	(39,809,077)	(183,781,604)
Class 3	(3,469,186)	(8,583,165)
Class 4	23,821,462	92,765,363

Total capital share transactions	(26,646,562)	(131,004,289)

Redemption fees	1,966	4,895

Net increase (decrease) in net assets	(62,249,547)	(450,880,085)
Net assets:
Beginning of period	2,375,430,074	2,826,310,159

End of period	$2,313,180,527	$2,375,430,074

Undistributed net investment income included in net assets:
End of period	$48,939,068	$72,574,104

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	303,241	$4,042,623	596,966	$8,620,768
Shares issued in reinvestment of distributions	676,598	8,240,958	392,832	5,782,491
Shares redeemed	(1,450,281)	(19,473,342)	(3,184,900)	(45,808,142)

Net increase (decrease)	(470,442)	$(7,189,761)	(2,195,102)	$(31,404,883)

Class 2 Shares:
Shares sold	6,894,340	$88,290,696	14,900,290	$201,768,631
Shares issued in reinvestment of distributions	4,261,747	51,055,721	2,300,359	33,309,203
Shares redeemed	(13,674,691)	(179,155,494)	(29,726,460)	(418,859,438)

Net increase (decrease)	(2,518,604)	$(39,809,077)	(12,525,811)	$(183,781,604)

Class 3 Shares:
Shares sold	109,026	$1,447,697	712,054	$9,594,087
Shares issued in reinvestment of distributions	222,529	2,656,996	121,227	1,749,311
Shares redeemed	(579,605)	(7,573,879)	(1,406,375)	(19,926,563)

Net increase (decrease)	(248,050)	$(3,469,186)	(573,094)	$(8,583,165)

Class 4 Shares:
Shares sold	3,429,020	$45,349,437	10,343,049	$143,108,311
Shares issued on reinvestment of distributions	947,722	11,448,483	408,643	5,966,192
Shares redeemed	(2,500,031)	(32,976,458)	(4,003,106)	(56,309,140)

Net increase (decrease)	1,876,711	$23,821,462	6,748,586	$92,765,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

e. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates. At December 31, 2011, the Fund had capital loss carryforwards of $128,971,444 expiring in 2017.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,486,963,837

Unrealized appreciation	$318,440,002
Unrealized depreciation	(495,739,772)

Net unrealized appreciation (depreciation)	$(177,299,770)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $95,651,820 and $154,294,195, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Other Equity Investments[a,b]	$2,196,092,264	$—	$—	$2,196,092,264
Short Term Investments	113,158,391	413,412	—	113,571,803

Total Investments in Securities	$2,309,250,655	$413,412	$—	$2,309,664,067

aIncludes common and preferred stock as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0264	$0.4390
Class 2	$0.0264	$0.4031
Class 3	$0.0264	$0.4028
Class 4	$0.0264	$0.4001

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s semiannual report for the period ended June 30, 2012.

Performance Summary as of 6/30/12

Templeton Global Bond Securities Fund – Class 4 delivered a +5.45% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Bond Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the J.P. Morgan (JPM) Global Government Bond Index, which posted a +0.40% total return in U.S. dollar terms, and the Citigroup World Government Bond Index, which produced a +0.41% total return for the same period.1

Economic and Market Overview

The global economic recovery was mixed during the first half of 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Fears surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China dominated financial market headlines early in the period. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world either paused their monetary tightening cycles or reversed previous tightening efforts in response to the external environment.

The continuing eurozone sovereign debt crisis contributed to periods of market risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets such as U.S. Treasuries rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets. Increased liquidity creation, particularly from the European Central Bank’s Long-Term Refinancing Operation and meaningful progress toward coordinated action to address persistent banking and structural economic issues alleviated investor fears of a disorderly sovereign credit event and

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of derivatives and foreign currency techniques involves special risks as such usage may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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the potential for financial contagion. Positive economic data, including first quarter year-over-year real GDP growth of 2.0% in the U.S. and 8.1% in China challenged more dire predictions of a severe global economic slowdown.2

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the period under review, each of these sources of return benefited absolute and relative performance.

Interest Rate Strategy

We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. At period-end, the Fund had a shorter duration position than the benchmark indexes, a stance arising from our assessment that there is limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. Select duration exposures in Europe and Latin America contributed to absolute and relative performance. Underweighted duration exposures in the U.S. and Japan detracted from relative performance.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute and relative performance and certain Latin American and Asia ex-Japan exposures were among the largest contributors. The Japanese yen depreciated 3.57% against the U.S. dollar, and the Fund’s net negative position in the

2. Sources: Bureau of Economic Analysis (U.S.); the website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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currency helped absolute and relative performance.3 Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potential rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields. We also built positions in currencies of countries we believed to have attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, some Latin American, and non-euro European currencies.

Global Sovereign Debt Strategy

Sovereign credit exposures contributed to absolute and relative performance during the period. These exposures were concentrated in non-eurozone Europe and included select Latin American and Asian exposures.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

3. Source: IDC/Exshare.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund 6/30/12

% of Total Net Assets

Americas	62.1%
U.S. Dollar	45.4%
Mexican Peso	8.5%
Chilean Peso	4.8%
Brazilian Real	3.2%
Peruvian Nuevo Sol	0.2%

Asia Pacific	32.4%
South Korean Won	15.2%
Malaysian Ringgit	11.9%
Singapore Dollar	8.3%
Indonesian Rupiah	4.7%
Philippine Peso	3.7%
Indian Rupee	3.1%
Sri Lankan Rupee	1.2%
Japanese Yen*	-15.7%

Australia & New Zealand	9.0%
Australian Dollar	9.0%

Middle East & Africa	2.1%
New Israeli Shekel	2.1%

Europe*	-5.6%
Swedish Krona	11.1%
Polish Zloty	10.4%
Norwegian Krone	3.1%
Hungarian Forint	1.4%
British Pound Sterling	0.1%
Euro*	-31.7%

*Holding is a negative percentage because of the Fund’s holdings of currency forward contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 4

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* 1/1/12–6/30/12
Actual	$1,000	$1,054.50	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.39	$4.52

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.90%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.61	$19.94	$17.72	$17.42	$17.00	$15.73

Income from investment operations[a]:
Net investment income[b]	0.37	0.87	1.00	0.99	0.80	0.77
Net realized and unrealized gains (losses)	0.65	(0.92)	1.58	2.01	0.27	0.97

Total from investment operations	1.02	(0.05)	2.58	3.00	1.07	1.74

Less distributions from:
Net investment income and net foreign currency gains	(1.28)	(1.15)	(0.31)	(2.70)	(0.65)	(0.47)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—	—

Total distributions	(1.31)	(1.28)	(0.36)	(2.70)	(0.65)	(0.47)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.32	$18.61	$19.94	$17.72	$17.42	$17.00

Total return[d]	5.63%	(0.61)%	14.71%	18.98%	6.46%	11.27%
Ratios to average net assets[e]
Expenses[f]	0.55%	0.56%	0.55%	0.54%	0.58%	0.64%
Net investment income	3.84%	4.40%	5.27%	5.73%	4.66%	4.70%

Supplemental data
Net assets, end of period (000’s)	$275,838	$269,819	$272,232	$195,662	$220,588	$137,700
Portfolio turnover rate	29.59%	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.15	$19.49	$17.34	$17.10	$16.72	$15.50

Income from investment operations[a]:
Net investment income[b]	0.34	0.79	0.93	0.93	0.74	0.72
Net realized and unrealized gains (losses)	0.63	(0.89)	1.54	1.98	0.27	0.96

Total from investment operations	0.97	(0.10)	2.47	2.91	1.01	1.68

Less distributions from:
Net investment income and net foreign currency gains	(1.24)	(1.11)	(0.27)	(2.67)	(0.63)	(0.46)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—	—

Total distributions	(1.27)	(1.24)	(0.32)	(2.67)	(0.63)	(0.46)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$17.85	$18.15	$19.49	$17.34	$17.10	$16.72

Total return[d]	5.49%	(0.87)%	14.45%	18.68%	6.21%	11.00%
Ratios to average net assets[e]
Expenses[f]	0.80%	0.81%	0.80%	0.79%	0.83%	0.89%
Net investment income	3.59%	4.15%	5.02%	5.48%	4.41%	4.45%

Supplemental data
Net assets, end of period (000’s)	$2,078,658	$1,812,814	$1,490,794	$1,262,783	$793,773	$480,649
Portfolio turnover rate	29.59%	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 3		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.15	$19.48	$17.33	$17.08	$16.70	$15.49

Income from investment operations[a]:
Net investment income[b]	0.34	0.80	0.93	0.93	0.74	0.72
Net realized and unrealized gains (losses)	0.63	(0.90)	1.54	1.98	0.27	0.95

Total from investment operations	0.97	(0.10)	2.47	2.91	1.01	1.67

Less distributions from:
Net investment income and net foreign currency gains	(1.23)	(1.10)	(0.27)	(2.66)	(0.63)	(0.46)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—	—

Total distributions	(1.26)	(1.23)	(0.32)	(2.66)	(0.63)	(0.46)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$17.86	$18.15	$19.48	$17.33	$17.08	$16.70

Total return[d]	5.43%	(0.83)%	14.38%	18.69%	6.21%	11.03%
Ratios to average net assets[e]
Expenses[f]	0.80%	0.81%	0.80%	0.79%	0.83%	0.89%
Net investment income	3.59%	4.15%	5.02%	5.48%	4.41%	4.45%

Supplemental data
Net assets, end of period (000’s)	$187,645	$185,811	$183,380	$143,264	$128,155	$91,162
Portfolio turnover rate	29.59%	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.44	$19.78	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.33	0.79	0.93	0.93	0.66
Net realized and unrealized gains (losses)	0.65	(0.91)	1.56	2.00	(0.64)

Total from investment operations	0.98	(0.12)	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(1.21)	(1.09)	(0.27)	(2.69)	(0.65)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.24)	(1.22)	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of period	$18.18	$18.44	$19.78	$17.61	$17.37

Total return[e]	5.45%	(0.96)%	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.90%	0.91%	0.90%	0.89%	0.93%
Net investment income	3.49%	4.05%	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of period (000’s)	$157,129	$151,695	$150,891	$108,910	$43,069
Portfolio turnover rate	29.59%	34.18%	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 71.6%
Argentina 0.5%
[a,b]Government of Argentina, senior bond, FRN, 0.785%, 8/03/12	107,485,000		$12,948,192

Australia 6.7%
Government of Australia, senior bond, 6.50%, 5/15/13	12,260,000	AUD	12,941,471
New South Wales Treasury Corp.,
5.25%, 5/01/13	3,370,000	AUD	3,512,285
5.50%, 8/01/13	41,490,000	AUD	43,545,633
senior note, 5.50%, 3/01/17	32,225,000	AUD	36,291,012
Queensland Treasury Corp., 6.00%, 8/14/13	24,450,000	AUD	25,834,302
6.00%, 9/14/17	13,160,000	AUD	15,030,826
senior note, 6.00%, 8/21/13	8,888,000	AUD	9,382,092
Western Australia Treasury Corp., 5.50%, 7/17/12	19,612,000	AUD	20,095,177
8.00%, 6/15/13	13,794,000	AUD	14,770,154

			181,402,952

Brazil 3.2%
Nota Do Tesouro Nacional, 10.00%, 1/01/14	7,100[c]	BRL	3,630,662
10.00%, 1/01/17	22,490[c]	BRL	11,496,652
[d]Index Linked, 6.00%, 5/15/15	30,226[c]	BRL	34,613,543
[d]Index Linked, 6.00%, 8/15/16	11,218[c]	BRL	12,993,867
[d]Index Linked, 6.00%, 5/15/17	202[c]	BRL	235,630
[d]Index Linked, 6.00%, 8/15/18	8,425[c]	BRL	9,885,559
[d]Index Linked, 6.00%, 5/15/45	10,825[c]	BRL	14,218,553

			87,074,466

Hungary 2.9%
Government of Hungary,
5.50%, 2/12/14	628,240,000	HUF	2,707,203
7.75%, 8/24/15	114,950,000	HUF	513,157
5.50%, 2/12/16	436,800,000	HUF	1,816,356
6.50%, 6/24/19	389,700,000	HUF	1,608,476
7.50%, 11/12/20	28,000,000	HUF	121,419
A, 8.00%, 2/12/15	280,000,000	HUF	1,259,183
A, 6.75%, 11/24/17	1,582,950,000	HUF	6,735,208
A, 7.00%, 6/24/22	249,200,000	HUF	1,043,336
B, 6.75%, 2/24/17	394,700,000	HUF	1,689,535
D, 6.75%, 2/12/13	310,800,000	HUF	1,371,898
D, 6.75%, 8/22/14	1,760,900,000	HUF	7,724,840
E, 7.50%, 10/24/13	248,600,000	HUF	1,102,933
senior note, 3.50%, 7/18/16	1,055,000	EUR	1,183,495
senior note, 4.375%, 7/04/17	7,480,000	EUR	8,392,455
senior note, 5.75%, 6/11/18	14,475,000	EUR	16,910,144
senior note, 6.25%, 1/29/20	6,420,000		6,311,663
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,215,700
senior note, 6.375%, 3/29/21	14,820,000		14,597,700

			78,304,701

Iceland 0.3%
[e]Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		7,531,274

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia 4.7%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	$1,721,435
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	23,534,086
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	32,186,486
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	10,504,895
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	4,227,023
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	825,340
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	6,875,996
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	9,347,285
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	607,404
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	29,838,510
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	2,095,863
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,918,344

			125,682,667

Ireland 6.0%
Government of Ireland,
4.60%, 4/18/16	7,582,000	EUR	9,380,354
5.90%, 10/18/19	20,597,000	EUR	25,568,368
4.50%, 4/18/20	18,676,000	EUR	21,185,846
5.00%, 10/18/20	29,743,000	EUR	34,668,963
senior bond, 4.50%, 10/18/18	8,090,000	EUR	9,430,921
senior bond, 4.40%, 6/18/19	20,943,000	EUR	23,966,899
senior bond, 5.40%, 3/13/25	32,362,000	EUR	37,650,654

			161,852,005

Israel 2.1%
Government of Israel,
5.00%, 3/31/13	64,475,000	ILS	16,829,708
3.50%, 9/30/13	154,649,000	ILS	40,170,755

			57,000,463

Lithuania 1.5%
[e]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		21,084,762
7.375%, 2/11/20	12,690,000		15,119,818
6.125%, 3/09/21	3,240,000		3,586,648

			39,791,228

Malaysia 2.4%
Government of Malaysia, senior bond,
2.509%, 8/27/12	29,695,000	MYR	9,359,006
3.702%, 2/25/13	48,883,000	MYR	15,489,566
3.70%, 5/15/13	7,855,000	MYR	2,492,955
3.21%, 5/31/13	7,710,000	MYR	2,437,068
3.461%, 7/31/13	26,885,000	MYR	8,523,864
8.00%, 10/30/13	250,000	MYR	83,965
5.094%, 4/30/14	13,850,000	MYR	4,531,145
3.814%, 2/15/17	18,885,000	MYR	6,117,489
4.24%, 2/07/18	44,360,000	MYR	14,672,379

			63,707,437

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico 6.6%
Government of Mexico,
9.00%, 12/20/12	265,000	[f] MXN	$2,026,934
9.00%, 6/20/13	4,178,160	[f] MXN	32,618,669
8.00%, 12/19/13	10,300,200	[f] MXN	80,956,825
8.00%, 12/17/15	726,000	[f] MXN	6,002,093
7.25%, 12/15/16	250,000	[f] MXN	2,056,403
7.75%, 12/14/17	4,473,000	[f] MXN	38,038,969
[d]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	208,203	[f] MXN	1,714,899
5.00%, 6/16/16	533,378	[f] MXN	4,664,378
3.50%, 12/14/17	534,752	[f] MXN	4,553,570
4.00%, 6/13/19	367,041	[f] MXN	3,257,742
2.50%, 12/10/20	289,063	[f] MXN	2,343,217

			178,233,699

Norway 0.3%
Government of Norway, 6.50%, 5/15/13	49,400,000	NOK	8,654,252

Peru 0.2%
Government of Peru, 7.84%, 8/12/20	11,090,000	PEN	4,933,479

Philippines 0.3%
Government of the Philippines, senior bond, 5.25%, 1/07/13	61,770,000	PHP	1,491,032
senior bond, 8.75%, 3/03/13	163,600,000	PHP	4,034,318
senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,367,734
senior bond, 9.125%, 9/04/16	31,840,000	PHP	868,977
senior bond, R3-7, 5.25%, 9/24/12	2,090,000	PHP	50,121
senior note, 6.25%, 1/27/14	30,480,000	PHP	757,511

			8,569,693

Poland 9.2%
Government of Poland,
5.25%, 4/25/13	29,160,000	PLN	8,793,167
5.00%, 10/24/13	136,450,000	PLN	41,160,689
5.75%, 4/25/14	187,925,000	PLN	57,545,227
5.50%, 4/25/15	7,835,000	PLN	2,408,616
6.25%, 10/24/15	53,460,000	PLN	16,843,118
5.75%, 9/23/22	48,750,000	PLN	15,281,478
senior note, 6.375%, 7/15/19	10,060,000		11,897,207
Strip, 7/25/12	11,905,000	PLN	3,563,495
Strip, 10/25/12	90,245,000	PLN	26,703,315
Strip, 1/25/13	121,425,000	PLN	35,519,355
Strip, 7/25/13	76,175,000	PLN	21,799,729
Strip, 1/25/14	25,330,000	PLN	7,089,442

			248,604,838

Russia 2.5%
[e]Government of Russia, 144A, 7.50%, 3/31/30	57,023,785		68,471,310

Singapore 1.2%
Government of Singapore, senior bond,
2.50%, 10/01/12	6,340,000	SGD	5,030,507
1.625%, 4/01/13	34,700,000	SGD	27,671,840

			32,702,347

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea 11.3%
The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	$313,676
KDICB Redemption Fund Bond, senior bond,
07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,807,017
08-1, 5.28%, 2/15/13	880,000,000	KRW	779,877
Korea Monetary Stabilization Bond, senior bond, 3.76%, 6/02/13	3,684,270,000	KRW	3,241,698
senior bond, 3.90%, 8/02/13	54,619,320,000	KRW	48,175,371
senior bond, 3.59%, 10/02/13	5,898,020,000	KRW	5,186,628
senior bond, 3.48%, 12/02/13	10,110,910,000	KRW	8,882,060
senior bond, 3.47%, 2/02/14	13,902,550,000	KRW	12,214,637
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	18,153,339
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	21,228,316
Korea Treasury Bond,
5.25%, 9/10/12	28,539,000,000	KRW	25,096,338
5.25%, 3/10/13	6,483,790,000	KRW	5,755,096
5.00%, 9/10/16	2,806,000,000	KRW	2,606,823
senior bond, 4.25%, 12/10/12	23,404,000,000	KRW	20,588,522
senior bond, 3.75%, 6/10/13	57,125,360,000	KRW	50,271,111
senior bond, 3.00%, 12/10/13	87,529,850,000	KRW	76,368,735

			304,669,244

Sri Lanka 1.2%
Government of Sri Lanka,
A, 6.90%, 8/01/12	14,600,000	LKR	109,170
A, 8.50%, 1/15/13	694,400,000	LKR	5,115,403
A, 13.50%, 2/01/13	674,300,000	LKR	5,089,811
A, 7.50%, 8/01/13	350,190,000	LKR	2,488,974
A, 7.00%, 3/01/14	43,380,000	LKR	296,241
A, 11.25%, 7/15/14	773,000,000	LKR	5,594,099
A, 11.75%, 3/15/15	8,520,000	LKR	61,296
A, 6.50%, 7/15/15	218,480,000	LKR	1,355,852
A, 11.00%, 8/01/15	1,349,700,000	LKR	9,469,423
A, 6.40%, 8/01/16	109,200,000	LKR	631,633
B, 8.50%, 7/15/13	7,990,000	LKR	57,650
B, 6.60%, 6/01/14	56,800,000	LKR	379,636
B, 6.40%, 10/01/16	119,100,000	LKR	684,972

			31,334,160

[g]Supranational 0.8%
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,772,148
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	16,883,036

			22,655,184

Sweden 4.5%
Government of Sweden,
5.50%, 10/08/12	490,215,000	SEK	71,667,959
1.50%, 8/30/13	313,400,000	SEK	45,611,999
Kommuninvest I Sverige AB, senior note, 1.75%, 10/08/12	24,400,000	SEK	3,531,493

			120,811,451

Ukraine 2.2%
[e]Financing of Infrastructure Projects State Enterprise, 144A, 8.375%, 11/03/17	1,100,000		924,000
7.40%, 4/20/18	840,000		672,525

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ukraine (continued)
[e]Government of Ukraine, 144A, 7.65%, 6/11/13	760,000		$747,916
144A, 6.25%, 6/17/16	8,760,000		7,894,950
144A, 7.75%, 9/23/20	17,227,000		15,644,269
senior bond, 144A, 6.58%, 11/21/16	12,541,000		11,321,701
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	313,839
senior note, 144A, 7.95%, 2/23/21	23,898,000		21,866,312

			59,385,512

Venezuela 0.5%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		13,996,776

Vietnam 0.5%
[e]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		14,027,700

Total Foreign Government and Agency Securities (Cost $1,904,900,446)			1,932,345,030

Municipal Bonds 0.1%
United States 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,615,460
California State GO, Build America Bonds, Various Purpose, 7.625%, 3/01/40	1,320,000		1,707,869

Total Municipal Bonds (Cost $2,811,147)			3,323,329

Total Investments before Short Term Investments (Cost $1,907,711,593)			1,935,668,359

Short Term Investments 23.2%
Foreign Government and Agency Securities 11.1%
Australia 0.3%
[h]Australia Treasury Bill, 8/10/12	8,680,000	AUD	8,849,919

Hungary 0.1%
[h]Hungary Treasury Bill, 8/22/12	502,600,000	HUF	2,202,773

Malaysia 5.7%
[h]Bank of Negara Monetary Note,
2/26/13	143,400,000	MYR	44,362,998
7/26/12 - 6/20/13	344,027,000	MYR	106,911,062
[h]Malaysia Treasury Bills, 7/27/12 - 5/31/13	5,320,000	MYR	1,661,985

			152,936,045

Norway 1.5%
[h]Norway Treasury Bill, 3/20/13	242,890,000	NOK	40,384,563

Philippines 0.2%
[h]Philippine Treasury Bills, 7/11/12 - 5/29/13	196,870,000	PHP	4,661,389

Singapore 1.7%
Government of Singapore, senior bond, 3.50%, 7/01/12	2,120,000	SGD	1,673,243
[h]Singapore Treasury Bills, 7/05/12 - 5/02/13	54,870,000	SGD	43,289,394

			44,962,637

South Korea 1.6%
Korea Monetary Stabilization Bond, 3.83%, 4/02/13	3,166,620,000	KRW	2,785,579

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
South Korea (continued)
senior bond, 3.38%, 5/09/13	21,273,320,000	KRW	$18,652,974
senior note, 3.28%, 6/09/13	20,958,260,000	KRW	18,361,257
senior note, Strip, 12/18/12	5,266,120,000	KRW	4,545,015

			44,344,825

Sri Lanka 0.0%†
[h]Sri Lanka Treasury Bills, 7/06/12 - 9/28/12	78,400,000	LKR	585,823

Total Foreign Government and Agency Securities (Cost $305,719,146)			298,927,974

Total Investments before Repurchase Agreements (Cost $2,213,430,739)			2,234,596,333

Repurchase Agreements (Cost $327,773,318) 12.1%
United States 12.1%
[i]Joint Repurchase Agreement, 0.129%, 7/02/12 (Maturity Value $327,776,840) BNP Paribas Securities Corp. (Maturity Value $64,031,206) Credit Suisse Securities (USA) LLC (Maturity Value $74,703,619) Deutsche Bank Securities Inc. (Maturity Value $50,307,189) HSBC Securities (USA) Inc. (Maturity Value $42,686,378) Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $42,686,378) Morgan Stanley & Co. LLC (Maturity Value $21,344,828) UBS Securities LLC (Maturity Value $32,017,242)	327,773,318		327,773,318
Collateralized by U.S. Government Agency Securities, 0.00% - 5.25%, 8/01/12 - 6/28/17; [h]U.S. Treasury Bills, 7/26/12; and U.S. Treasury Notes, 1.125% - 3.00%, 12/15/12 - 2/15/22 (valued at $334,452,021)

Total Investments (Cost $2,541,204,057) 94.9%			2,562,369,651
Other Assets, less Liabilities 5.1%			136,901,203

Net Assets 100.0%			$2,699,270,854

See Abbreviations on page TGB-38.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dRedemption price at maturity is adjusted for inflation. See Note 1(g).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2012, the aggregate value of these securities was $189,207,024, representing 7.01% of net assets.

fPrincipal amount is stated in 100 Mexican Peso Units.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hThe security is traded on a discount basis with no stated coupon rate.

iSee Note 1(c) regarding joint repurchase agreement.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

At June 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	FBCO	Buy	3,431,879	5,452,913		7/02/12	$—	$(76,055)
British Pound	FBCO	Sell	3,431,879	5,304,072		7/02/12	—	(72,785)
Indian Rupee	DBAB	Buy	79,423,000	1,704,455		7/11/12	—	(277,421)
Indian Rupee	JPHQ	Buy	127,745,000	2,753,345		7/12/12	—	(458,586)
Indian Rupee	DBAB	Buy	40,128,000	861,351		7/12/12	—	(140,508)
Malaysian Ringgit	DBAB	Buy	18,006,622	5,897,043		7/12/12	—	(222,813)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,466,835		7/13/12	—	(178,366)
Euro	DBAB	Sell	2,243,000	3,142,533		7/16/12	303,394	—
Euro	UBSW	Sell	8,965,000	12,558,620		7/16/12	1,210,927	—
Euro	MSCO	Sell	7,888,000	11,004,746		7/16/12	1,020,294	—
Euro	UBSW	Sell	8,965,000	12,571,171		7/18/12	1,223,290	—
Euro	DBAB	Sell	3,518,000	4,934,663		7/18/12	481,585	—
Euro	MSCO	Sell	1,791,000	2,507,400		7/18/12	240,355	—
Malaysian Ringgit	DBAB	Buy	2,637,000	865,896		7/18/12	—	(35,278)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,669,790	EUR	7/18/12	228,751	—
Euro	BZWS	Sell	2,638,000	3,696,102		7/19/12	356,899	—
Indian Rupee	JPHQ	Buy	39,422,000	848,332		7/19/12	—	(141,253)
Euro	MSCO	Sell	12,182,000	16,976,226		7/20/12	1,556,018	—
Euro	DBAB	Sell	1,935,000	2,699,035		7/20/12	249,675	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,361,880		7/20/12	—	(51,723)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,036,058	EUR	7/20/12	230,042	—
Euro	DBAB	Sell	1,759,000	2,467,437		7/23/12	240,806	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,667,216		7/25/12	—	(74,801)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,885,501	EUR	7/25/12	316,467	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,763,964		7/27/12	—	(89,928)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,875,268	EUR	7/27/12	328,604	—
Malaysian Ringgit	HSBC	Buy	3,005,000	1,009,745		7/31/12	—	(64,063)
Euro	BZWS	Sell	185,174	262,429		8/01/12	28,007	—
Euro	BZWS	Sell	97,724	139,325		8/02/12	15,610	—
Euro	DBAB	Sell	5,724,900	8,099,168		8/06/12	851,299	—
Euro	BZWS	Sell	2,762,518	3,924,433		8/06/12	427,015	—
Malaysian Ringgit	JPHQ	Buy	1,100,000	365,509		8/06/12	—	(19,468)
Euro	CITI	Sell	1,210,637	1,699,674		8/08/12	166,942	—
Euro	DBAB	Sell	6,343,900	8,927,453		8/08/12	895,736	—
Malaysian Ringgit	HSBC	Buy	6,100,000	2,030,220		8/08/12	—	(111,509)
Australian Dollar	MSCO	Buy	10,560,886	11,193,483		8/09/12	—	(426,185)
Australian Dollar	DBAB	Buy	3,351,000	272,402,790	JPY	8/09/12	9,006	—
Australian Dollar	CITI	Buy	3,351,000	272,146,438	JPY	8/09/12	12,212	—
Australian Dollar	BZWS	Buy	3,351,000	272,000,670	JPY	8/09/12	14,036	—
Euro	CITI	Sell	351,512	494,595		8/09/12	49,557	—
Euro	DBAB	Sell	4,845,000	6,861,651		8/09/12	727,554	—
South Korean Won	HSBC	Buy	21,363,430,000	19,660,804		8/09/12	—	(997,299)
Euro	DBAB	Sell	2,166,000	3,061,186		8/10/12	318,853	—
Euro	DBAB	Sell	4,115,000	5,828,152		8/13/12	618,052	—
Polish Zloty	DBAB	Buy	59,155,000	13,945,073	EUR	8/16/12	—	(7,403)
Singapore Dollar	BZWS	Buy	4,886,000	3,880,858		8/17/12	—	(24,448)
Singapore Dollar	HSBC	Buy	7,334,000	5,803,363		8/17/12	—	(14,802)
Euro	BZWS	Sell	19,627,000	28,201,112		8/20/12	3,348,965	—
Euro	FBCO	Sell	7,851,000	11,275,606		8/20/12	1,334,494	—

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	7,851,000	11,258,098		8/20/12	$1,316,987	$—
Euro	MSCO	Sell	3,925,000	5,631,786		8/20/12	661,863	—
Japanese Yen	UBSW	Sell	758,781,000	9,947,313		8/20/12	454,261	—
Japanese Yen	JPHQ	Sell	377,047,000	4,932,265		8/20/12	215,058	—
Japanese Yen	DBAB	Sell	461,885,000	6,045,536		8/20/12	266,928	—
Japanese Yen	HSBC	Sell	1,621,372,000	21,274,729		8/20/12	989,867	—
Japanese Yen	BZWS	Sell	376,247,000	4,942,165		8/22/12	234,836	—
Japanese Yen	MSCO	Sell	300,000,000	3,940,421		8/22/12	187,039	—
Japanese Yen	DBAB	Sell	376,727,000	4,947,885		8/22/12	234,551	—
Euro	BZWS	Sell	1,002,141	1,441,079		8/23/12	172,103	—
Japanese Yen	FBCO	Sell	746,218,000	9,807,044		8/23/12	470,778	—
Japanese Yen	CITI	Sell	751,731,000	9,896,406		8/23/12	491,164	—
Japanese Yen	DBAB	Sell	371,821,000	4,902,929		8/23/12	250,911	—
Singapore Dollar	DBAB	Buy	4,765,000	3,798,780		8/23/12	—	(37,846)
Euro	BZWS	Sell	1,678,784	2,408,384		8/24/12	282,575	—
Indian Rupee	HSBC	Buy	143,891,000	3,048,648		8/24/12	—	(487,471)
Indian Rupee	DBAB	Buy	124,700,000	2,639,248		8/24/12	—	(419,660)
Japanese Yen	JPHQ	Sell	750,133,000	9,833,296		8/24/12	447,917	—
Malaysian Ringgit	HSBC	Buy	1,223,000	389,851		8/24/12	—	(5,555)
Singapore Dollar	DBAB	Buy	4,782,000	3,802,481		8/24/12	—	(28,125)
Euro	BZWS	Sell	8,738,369	12,570,326		8/27/12	1,504,748	—
Euro	HSBC	Sell	18,537,726	26,609,988		8/27/12	3,135,279	—
Japanese Yen	BZWS	Sell	1,085,075,000	14,227,693		8/27/12	651,080	—
Japanese Yen	DBAB	Sell	685,950,000	9,026,608		8/27/12	443,904	—
Japanese Yen	UBSW	Sell	937,086,000	12,324,808		8/27/12	599,855	—
Japanese Yen	JPHQ	Sell	751,903,000	9,886,956		8/27/12	479,038	—
Japanese Yen	HSBC	Sell	1,247,125,000	16,361,102		8/27/12	756,896	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,788,645		8/27/12	—	(168,515)
Malaysian Ringgit	HSBC	Buy	2,087,700	661,921		8/27/12	—	(6,041)
Singapore Dollar	DBAB	Buy	5,952,000	4,745,087		8/27/12	—	(47,252)
Swedish Krona	UBSW	Buy	30,000,000	3,253,973	EUR	8/27/12	206,383	—
United States Dollar	CITI	Buy	7,760,297	5,387,112	EUR	8/27/12	938,484	—
United States Dollar	UBSW	Buy	16,993,151	11,812,119	EUR	8/27/12	2,035,218	—
United States Dollar	JPHQ	Buy	11,099,031	7,711,034	EUR	8/27/12	1,334,388	—
Euro	JPHQ	Sell	6,190,317	8,900,685		8/29/12	1,061,587	—
Euro	DBAB	Sell	1,011,997	1,448,775		8/29/12	167,234	—
Japanese Yen	BZWS	Sell	890,300,000	11,683,727		8/30/12	543,716	—
Euro	DBAB	Sell	46,315	66,985		8/31/12	8,333	—
Japanese Yen	JPHQ	Sell	372,662,000	4,883,848		8/31/12	220,797	—
Singapore Dollar	DBAB	Buy	2,980,000	2,371,101		8/31/12	—	(18,995)
Indian Rupee	DBAB	Buy	217,594,000	3,808,019		9/04/12	57,069	—
Indian Rupee	HSBC	Buy	251,448,000	4,365,985		9/04/12	100,446	—
Euro	DBAB	Sell	541,000	767,582		9/06/12	82,429	—
Indian Rupee	DBAB	Buy	88,183,000	1,858,088		9/06/12	—	(292,252)
Indian Rupee	DBAB	Buy	160,277,000	2,831,174		9/07/12	14,317	—
Euro	BZWS	Sell	1,033,224	1,450,750		9/10/12	142,161	—
Euro	DBAB	Sell	1,191,000	1,665,983		9/10/12	157,569	—
Indian Rupee	HSBC	Buy	42,784,000	756,358		9/10/12	2,815	—
Euro	DBAB	Sell	8,105,300	10,238,615		9/11/12	—	(26,943)
Indian Rupee	DBAB	Buy	43,392,000	772,168		9/11/12	—	(2,340)

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	1,012,110	1,414,930	9/12/12	$133,054	$—
Euro	DBAB	Sell	541,000	740,256	9/13/12	55,052	—
Indian Rupee	HSBC	Buy	108,000,000	1,919,539	9/13/12	—	(4,150)
Euro	BZWS	Sell	2,890,070	3,953,110	9/14/12	292,649	—
Euro	UBSW	Sell	2,694,506	3,693,359	9/17/12	280,484	—
Singapore Dollar	BZWS	Buy	21,427,761	17,004,000	9/17/12	—	(89,973)
Indian Rupee	DBAB	Buy	108,614,000	1,910,738	9/18/12	13,869	—
Japanese Yen	BZWS	Sell	285,057,504	3,677,924	9/18/12	110,202	—
Australian Dollar	CITI	Buy	16,742,000	17,246,269	9/19/12	—	(240,023)
Euro	BZWS	Sell	678,250	940,190	9/19/12	81,097	—
Singapore Dollar	JPHQ	Buy	11,426,000	9,021,713	9/19/12	—	(2,515)
Indian Rupee	DBAB	Buy	98,937,000	1,747,417	9/20/12	5,109	—
Australian Dollar	DBAB	Buy	8,729,942	9,032,871	9/21/12		(166,611)
Euro	DBAB	Sell	8,070,000	11,027,953	9/24/12	805,685	—
Euro	BZWS	Sell	1,647,381	2,241,295	9/24/12	154,557	—
Indian Rupee	JPHQ	Buy	79,054,000	1,388,898	9/24/12	10,458	—
Philippine Peso	DBAB	Buy	165,158,000	3,711,833	9/24/12	201,215	—
Indian Rupee	DBAB	Buy	119,627,000	2,080,549	9/25/12	36,634	—
Euro	DBAB	Sell	3,753,000	5,077,396	9/26/12	323,370	—
Malaysian Ringgit	HSBC	Buy	11,490,000	3,605,271	9/26/12	—	(515)
Malaysian Ringgit	DBAB	Buy	3,068,000	961,349	9/26/12	1,175	—
South Korean Won	HSBC	Buy	21,510,000,000	18,213,995	9/26/12	522,068	—
Indian Rupee	DBAB	Buy	25,000,000	485,692	9/27/12	—	(43,390)
Indian Rupee	HSBC	Buy	80,337,000	1,394,159	9/27/12	27,169	—
Euro	DBAB	Sell	14,880,000	20,050,113	9/28/12	1,200,761	—
Euro	HSBC	Sell	5,430,000	7,294,553	9/28/12	416,060	—
Euro	FBCO	Sell	12,170,000	16,453,565	9/28/12	1,037,126	—
Euro	MSCO	Sell	4,020,000	5,461,472	9/28/12	369,106	—
Hungary Forint	DBAB	Buy	1,517,800,000	6,921,755	9/28/12	—	(291,041)
Japanese Yen	JPHQ	Sell	172,207,000	2,268,867	9/28/12	113,264	—
Philippine Peso	HSBC	Buy	49,600,000	1,134,648	9/28/12	40,209	—
Philippine Peso	HSBC	Buy	39,700,000	904,431	10/03/12	35,607	—
Swedish Krona	DBAB	Buy	445,104,500	65,202,332	10/03/12	—	(1,078,698)
Philippine Peso	DBAB	Buy	195,560,000	4,490,471	10/04/12	139,788	—
Philippine Peso	HSBC	Buy	156,866,000	3,558,585	10/04/12	155,518	—
Euro	UBSW	Sell	6,370,000	8,488,184	10/05/12	418,177	—
Philippine Peso	DBAB	Buy	233,811,000	5,368,794	10/05/12	166,751	—
Philippine Peso	HSBC	Buy	233,867,000	5,271,906	10/05/12	264,966	—
Euro	DBAB	Sell	12,680,000	16,748,632	10/09/12	683,763	—
Philippine Peso	DBAB	Buy	191,936,000	4,409,787	10/09/12	133,112	—
Philippine Peso	JPHQ	Buy	61,767,000	1,416,025	10/09/12	45,928	—
Mexican Peso	DBAB	Buy	259,112,000	19,607,861	10/11/12	—	(386,219)
Philippine Peso	DBAB	Buy	153,588,000	3,528,325	10/11/12	106,425	—
Philippine Peso	JPHQ	Buy	76,627,000	1,756,694	10/11/12	56,729	—
Philippine Peso	HSBC	Buy	230,704,000	5,304,638	10/11/12	155,108	—
Malaysian Ringgit	DBAB	Buy	11,434,805	3,598,680	10/12/12	—	(13,155)
Philippine Peso	DBAB	Buy	45,732,000	1,047,698	10/12/12	34,503	—
Philippine Peso	JPHQ	Buy	108,152,000	2,500,624	10/12/12	58,682	—
Malaysian Ringgit	DBAB	Buy	4,934,783	1,552,893	10/15/12	—	(5,682)
Philippine Peso	JPHQ	Buy	194,374,000	4,458,552	10/15/12	140,166	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBC	Buy	76,252,000	1,747,496		10/15/12	$56,559	$—
Euro	HSBC	Sell	12,569,000	17,260,839		10/17/12	1,334,882	—
Norwegian Krone	BZWS	Buy	61,773,000	7,840,706	EUR	10/18/12	398,402	—
Philippine Peso	DBAB	Buy	41,880,000	959,011		10/19/12	31,562	—
Philippine Peso	HSBC	Buy	154,149,000	3,574,801		10/19/12	71,232	—
Philippine Peso	DBAB	Buy	167,411,000	3,834,425		10/22/12	124,478	—
Philippine Peso	JPHQ	Buy	84,061,000	1,935,551		10/22/12	52,307	—
Chilean Peso	CITI	Buy	921,291,798	1,731,752		10/24/12	79,426	—
Euro	BZWS	Sell	649,907	893,037		10/24/12	69,474	—
Euro	BZWS	Sell	4,954,399	6,873,733		10/25/12	595,425	—
Euro	CITI	Sell	1,935,410	2,694,420		10/26/12	241,798	—
Chilean Peso	BZWS	Buy	199,342,000	382,028		10/29/12	9,630	—
Chilean Peso	DBAB	Buy	398,486,000	763,749		10/29/12	19,177	—
Indian Rupee	HSBC	Buy	213,392,000	4,137,549		10/29/12	—	(380,577)
Indian Rupee	DBAB	Buy	208,500,000	4,036,434		10/29/12	—	(365,592)
Norwegian Krone	BZWS	Buy	61,766,000	7,904,530	EUR	10/29/12	310,691	—
Philippine Peso	JPHQ	Buy	82,631,000	1,919,821		10/29/12	33,287	—
Philippine Peso	MSCO	Buy	17,610,000	407,639		10/29/12	8,600	—
Euro	DBAB	Sell	3,319,244	4,679,503		10/31/12	472,954	—
Indian Rupee	DBAB	Buy	440,314,000	8,559,792		10/31/12	—	(809,999)
Indian Rupee	HSBC	Buy	317,880,000	6,178,426		10/31/12	—	(583,545)
Euro	DBAB	Sell	224,556	312,344		11/02/12	27,752	—
Euro	BZWS	Sell	1,581,109	2,179,717		11/05/12	175,808	—
Euro	BZWS	Sell	8,969,211	12,334,011		11/08/12	965,909	—
Japanese Yen	CITI	Sell	341,992,119	4,415,023		11/08/12	131,018	—
Norwegian Krone	UBSW	Buy	47,173,200	5,985,687	EUR	11/08/12	298,405	—
Japanese Yen	BZWS	Sell	335,950,000	4,355,069		11/13/12	146,378	—
Japanese Yen	BZWS	Sell	429,663,000	5,572,802		11/14/12	190,004	—
Japanese Yen	UBSW	Sell	340,600,700	4,423,099		11/14/12	156,069	—
Philippine Peso	DBAB	Buy	48,500,000	1,121,647		11/14/12	23,473	—
Euro	BZWS	Sell	10,778,730	14,705,960		11/15/12	1,043,078	—
Japanese Yen	DBAB	Sell	796,770,000	10,433,980		11/16/12	451,728	—
Euro	UBSW	Sell	4,794,427	6,515,147		11/19/12	437,508	—
Euro	BZWS	Sell	3,019,521	4,139,310		11/19/12	311,625	—
Euro	DBAB	Sell	933,877	1,266,617		11/19/12	82,791	—
Japanese Yen	JPHQ	Sell	397,873,000	5,207,421		11/19/12	222,444	—
Japanese Yen	HSBC	Sell	207,909,000	2,723,818		11/19/12	118,912	—
Japanese Yen	UBSW	Sell	317,836,000	4,168,341		11/19/12	186,153	—
Japanese Yen	BZWS	Sell	986,239,000	12,942,769		11/19/12	586,117	—
Euro	BZWS	Sell	10,515,154	14,269,064		11/21/12	939,206	—
Japanese Yen	BZWS	Sell	1,107,834,000	14,557,608		11/21/12	676,992	—
Euro	BZWS	Sell	4,730,771	6,421,075		11/23/12	423,806	—
Malaysian Ringgit	HSBC	Buy	1,229,300	389,870		11/26/12	—	(4,972)
Euro	DBAB	Sell	837,570	1,055,547		11/29/12	—	(6,338)
Euro	DBAB	Sell	5,440,000	7,321,696		12/03/12	424,396	—
Euro	UBSW	Sell	1,057,200	1,320,020		12/07/12	—	(20,462)
Euro	HSBC	Sell	2,155,292	2,897,574		12/07/12	164,762	—
Euro	UBSW	Sell	1,343,551	1,798,948		12/10/12	95,317	—
Euro	BZWS	Sell	5,095,000	6,861,437		12/12/12	400,772	—
Swedish Krona	MSCO	Buy	21,992,000	2,466,024	EUR	12/14/12	34,334	—

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,138,330		12/17/12	$42,192	$—
Japanese Yen	JPHQ	Sell	285,510,329	3,694,970		12/27/12	115,378	—
Euro	DBAB	Sell	2,285,618	2,971,738		1/07/13	72,437	—
Japanese Yen	DBAB	Sell	770,370,000	10,132,981		1/07/13	472,571	—
Swedish Krona	DBAB	Buy	136,332,733	15,072,885	EUR	1/09/13	463,498	—
Euro	CITI	Sell	5,040,000	6,455,232		1/10/13	61,732	—
Japanese Yen	CITI	Sell	138,680,000	1,817,801		1/10/13	78,666	—
Euro	UBSW	Sell	13,846,000	17,710,419		1/11/13	145,801	—
Euro	BZWS	Sell	1,726,000	2,208,503		1/11/13	18,952	—
Japanese Yen	UBSW	Sell	138,650,000	1,816,574		1/11/13	77,785	—
Japanese Yen	BZWS	Sell	277,330,000	3,636,161		1/11/13	158,207	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,282,241		1/14/13	109,808	—
Euro	DBAB	Sell	9,460,000	12,147,586		1/14/13	146,401	—
Euro	JPHQ	Sell	937,000	1,195,097		1/14/13	6,396	—
Japanese Yen	HSBC	Sell	536,380,000	7,016,275		1/15/13	289,137	—
Japanese Yen	DBAB	Sell	139,110,000	1,822,720		1/15/13	78,039	—
Japanese Yen	BZWS	Sell	394,150,000	5,155,995		1/15/13	212,669	—
Japanese Yen	UBSW	Sell	313,510,000	4,098,599		1/15/13	166,638	—
Euro	DBAB	Sell	4,856,000	6,190,429		1/17/13	29,726	—
Philippine Peso	DBAB	Buy	41,372,000	944,609		1/22/13	28,186	—
Philippine Peso	JPHQ	Buy	165,119,000	3,774,321		1/22/13	108,183	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,372,309		1/24/13	—	(36,195)
Chilean Peso	DBAB	Buy	3,160,140,000	6,228,629		1/25/13	—	(78,702)
Chilean Peso	DBAB	Buy	1,967,720,000	3,888,467		1/28/13	—	(60,144)
Euro	CITI	Sell	4,998,400	6,496,071		1/28/13	153,711	—
Japanese Yen	BZWS	Sell	1,079,470,000	13,980,961		1/28/13	439,415	—
Japanese Yen	DBAB	Sell	897,860,782	11,614,224		1/28/13	350,897	—
Japanese Yen	UBSW	Sell	944,420,000	12,212,064		1/28/13	364,670	—
Japanese Yen	HSBC	Sell	1,162,462,488	15,025,301		1/28/13	442,645	—
Philippine Peso	HSBC	Buy	154,149,000	3,555,589		1/28/13	67,951	—
Chilean Peso	DBAB	Buy	635,690,000	1,256,255		1/29/13	—	(19,592)
Chilean Peso	JPHQ	Buy	675,370,000	1,331,434		1/30/13	—	(17,698)
Chilean Peso	DBAB	Buy	1,271,380,000	2,489,241		1/30/13	—	(16,140)
Chilean Peso	DBAB	Buy	1,186,400,000	2,319,453		1/31/13	—	(11,865)
Euro	DBAB	Sell	31,205,000	41,000,250		1/31/13	1,403,215	—
Philippine Peso	DBAB	Buy	128,745,000	2,983,662		1/31/13	42,286	—
Euro	UBSW	Sell	5,540,000	7,266,264		2/01/13	236,278	—
Chilean Peso	MSCO	Buy	1,963,430,000	3,895,496		2/04/13	—	(77,945)
Philippine Peso	DBAB	Buy	155,800,000	3,620,393		2/04/13	40,751	—
Philippine Peso	HSBC	Buy	99,500,000	2,313,200		2/04/13	24,950	—
Indian Rupee	JPHQ	Buy	21,500,000	414,827		2/06/13	—	(41,849)
Philippine Peso	HSBC	Buy	84,800,000	1,970,535		2/06/13	21,993	—
Philippine Peso	JPHQ	Buy	60,500,000	1,408,287		2/07/13	13,202	—
Singapore Dollar	DBAB	Buy	6,207,000	4,999,597		2/07/13	—	(93,125)
Singapore Dollar	HSBC	Buy	6,206,000	4,996,779		2/07/13	—	(91,097)
Euro	UBSW	Sell	4,929,000	6,444,175		2/08/13	188,892	—
Euro	CITI	Sell	6,572,000	8,595,650		2/08/13	255,273	—
Euro	HSBC	Sell	1,800,000	2,355,858		2/08/13	71,519	—
Singapore Dollar	DBAB	Buy	12,363,000	9,948,339		2/08/13	—	(175,607)
Chilean Peso	DBAB	Buy	1,145,000,000	2,306,143		2/11/13	—	(81,301)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	MSCO	Buy	964,250,000	1,951,923		2/11/13	$—	$(78,295)
Euro	DBAB	Sell	28,210,000	37,280,037		2/11/13	1,477,827	—
Euro	JPHQ	Sell	300,000	397,358		2/11/13	16,618	—
Euro	BZWS	Sell	1,412,000	1,873,724		2/11/13	81,710	—
Polish Zloty	DBAB	Buy	17,528,000	4,057,877	EUR	2/11/13	—	(17,317)
Polish Zloty	BZWS	Buy	17,528,000	4,052,717	EUR	2/11/13	—	(10,768)
Japanese Yen	HSBC	Sell	413,563,000	5,406,052		2/12/13	216,681	—
Japanese Yen	MSCO	Sell	394,373,000	5,153,417		2/12/13	204,841	—
Chilean Peso	MSCO	Buy	2,590,220,000	5,248,673		2/13/13	—	(216,546)
Chilean Peso	BZWS	Buy	1,142,900,000	2,305,628		2/13/13	—	(85,270)
Euro	UBSW	Sell	657,000	874,290		2/13/13	40,446	—
Singapore Dollar	BZWS	Buy	1,717,028	1,383,919		2/13/13	—	(26,569)
Euro	DBAB	Sell	1,738,000	2,296,246		2/14/13	90,400	—
Malaysian Ringgit	DBAB	Buy	97,443,480	31,832,831		2/14/13	—	(1,388,668)
Polish Zloty	DBAB	Buy	17,528,000	4,026,463	EUR	2/14/13	20,983	—
Singapore Dollar	HSBC	Buy	10,521,600	8,478,324		2/14/13	—	(160,671)
Chilean Peso	DBAB	Buy	2,188,820,000	4,399,461		2/15/13	—	(147,922)
Japanese Yen	DBAB	Sell	123,057,280	1,593,470		2/15/13	49,270	—
Japanese Yen	JPHQ	Sell	144,920,000	1,877,932		2/15/13	59,385	—
Euro	UBSW	Sell	1,971,000	2,603,395		2/19/13	101,650	—
Euro	JPHQ	Sell	1,971,000	2,601,326		2/19/13	99,581	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,590,275		2/19/13	—	(59,866)
Singapore Dollar	DBAB	Buy	7,334,000	5,843,825		2/19/13	—	(45,770)
Chilean Peso	JPHQ	Buy	1,055,800,000	2,137,247		2/21/13	—	(87,588)
Euro	UBSW	Sell	2,038,000	2,694,603		2/21/13	107,742	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,587,588		2/22/13	—	(109,034)
Japanese Yen	HSBC	Sell	385,460,000	4,891,624		2/22/13	54,031	—
Chilean Peso	CITI	Buy	2,285,090,000	4,587,613		2/25/13	—	(153,099)
Chilean Peso	MSCO	Buy	2,254,540,000	4,501,428		2/25/13	—	(126,200)
Chilean Peso	DBAB	Buy	1,455,470,000	2,902,233		2/25/13	—	(77,705)
Japanese Yen	JPHQ	Sell	385,700,000	4,865,342		2/25/13	24,480	—
Chilean Peso	DBAB	Buy	1,435,490,000	2,842,329		2/26/13	—	(56,827)
Chilean Peso	MSCO	Buy	1,559,200,000	3,118,400		2/27/13	—	(93,118)
Chilean Peso	DBAB	Buy	2,094,920,000	4,164,023		2/28/13	—	(99,663)
Chilean Peso	JPHQ	Buy	593,800,000	1,184,284		2/28/13	—	(32,251)
Euro	DBAB	Sell	1,530,900	2,059,581		2/28/13	116,195	—
Singapore Dollar	DBAB	Buy	2,980,000	2,376,585		2/28/13	—	(20,462)
Chilean Peso	BZWS	Buy	3,010,700,000	6,047,240		3/01/13	—	(206,702)
Chilean Peso	DBAB	Buy	790,050,000	1,575,217		3/01/13	—	(42,578)
Euro	DBAB	Sell	2,579,651	3,473,500		3/01/13	198,740	—
Japanese Yen	HSBC	Sell	400,800,000	5,012,663		3/01/13	—	(18,074)
Japanese Yen	JPHQ	Sell	401,100,000	5,020,025		3/01/13	—	(14,477)
Chilean Peso	DBAB	Buy	1,253,970,000	2,504,934		3/04/13	—	(72,984)
Japanese Yen	UBSW	Sell	447,200,000	5,579,712		3/04/13	—	(33,723)
Euro	DBAB	Sell	1,536,000	2,051,405		3/05/13	101,405	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,521,810		3/06/13	—	(90,300)
Chilean Peso	DBAB	Buy	1,328,230,000	2,671,420		3/07/13	—	(96,150)
Euro	BZWS	Sell	3,441,044	4,564,545		3/07/13	195,908	—
Chilean Peso	DBAB	Buy	1,320,220,000	2,629,920		3/08/13	—	(70,412)
Euro	MSCO	Sell	5,225,000	6,874,559		3/08/13	240,974	—

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Sell	1,844,000	2,428,087	3/08/13	$86,971	$—
Euro	CITI	Sell	31,404,613	41,303,033	3/08/13	1,432,190	—
Euro	DBAB	Sell	21,480,000	28,273,909	3/08/13	1,003,212	—
Mexican Peso	HSBC	Buy	135,500,950	10,103,190	3/08/13	—	(175,944)
Chilean Peso	MSCO	Buy	662,100,000	1,294,428	3/11/13	—	(11,164)
Euro	BZWS	Sell	3,785,232	4,977,202	3/11/13	171,320	—
Singapore Dollar	CITI	Buy	21,075,381	16,733,000	3/11/13	—	(67,954)
Chilean Peso	DBAB	Buy	1,284,460,000	2,521,021	3/13/13	—	(31,966)
Euro	BZWS	Sell	1,161,439	1,524,273	3/15/13	49,579	—
Japanese Yen	CITI	Sell	286,112,008	3,474,763	3/15/13	—	(117,331)
Chilean Peso	DBAB	Buy	2,600,220,000	5,142,840	3/18/13	—	(106,355)
Euro	CITI	Sell	861,168	1,130,826	3/19/13	37,327	—
Japanese Yen	MSCO	Sell	575,230,000	6,940,377	3/19/13	—	(282,062)
Japanese Yen	CITI	Sell	407,702,000	4,906,161	3/19/13	—	(212,840)
Singapore Dollar	HSBC	Buy	9,120,000	7,216,903	3/19/13	—	(4,802)
Singapore Dollar	DBAB	Buy	7,978,100	6,300,324	3/19/13	8,762	—
Chilean Peso	JPHQ	Buy	1,065,000,000	2,134,269	3/21/13	—	(71,980)
Euro	BZWS	Sell	744,197	987,847	3/21/13	42,850	—
Singapore Dollar	DBAB	Buy	8,589,700	6,848,748	3/21/13	—	(55,869)
Singapore Dollar	HSBC	Buy	6,864,000	5,471,939	3/21/13	—	(43,772)
Japanese Yen	BZWS	Sell	242,774,840	2,918,598	3/25/13	—	(129,944)
Euro	DBAB	Sell	2,736,000	3,609,058	3/26/13	134,577	—
Euro	CITI	Sell	1,532,964	2,022,531	3/26/13	75,801	—
Malaysian Ringgit	DBAB	Buy	16,025,000	5,123,821	3/26/13	—	(121,870)
Malaysian Ringgit	HSBC	Buy	7,634,000	2,442,177	3/26/13	—	(59,344)
Singapore Dollar	FBCO	Buy	10,578,000	8,407,248	3/26/13	—	(41,556)
Singapore Dollar	MSCO	Buy	10,570,700	8,356,285	3/26/13	3,635	—
Chilean Peso	DBAB	Buy	1,252,750,000	2,474,812	3/29/13	—	(50,682)
Chilean Peso	DBAB	Buy	1,330,940,000	2,619,445	4/03/13	—	(45,121)
Euro	DBAB	Sell	6,200,000	8,281,092	4/04/13	406,577	—
Euro	HSBC	Sell	8,692,000	11,450,841	4/10/13	410,289	—
Euro	UBSW	Sell	4,346,000	5,697,910	4/11/13	177,552	—
Euro	DBAB	Sell	7,243,000	9,500,353	4/11/13	300,180	—
Euro	JPHQ	Sell	3,907,000	5,129,696	4/12/13	166,888	—
Indian Rupee	DBAB	Buy	159,915,000	2,944,133	4/12/13	—	(195,000)
Chilean Peso	MSCO	Buy	2,645,530,000	5,215,436	4/15/13	—	(103,685)
Indian Rupee	DBAB	Buy	342,913,000	6,270,466	4/15/13	—	(377,731)
Euro	HSBC	Sell	6,919,000	9,154,010	4/16/13	364,730	—
Indian Rupee	JPHQ	Buy	230,330,000	4,224,533	4/16/13	—	(266,990)
Indian Rupee	JPHQ	Buy	226,092,000	4,132,629	4/18/13	—	(248,938)
Chilean Peso	MSCO	Buy	2,370,410,000	4,677,210	4/19/13	—	(98,624)
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,307,000	4/19/13	—	(37,863)
Indian Rupee	JPHQ	Buy	112,941,000	2,069,407	4/22/13	—	(130,398)
Indian Rupee	DBAB	Buy	79,271,000	1,450,614	4/22/13	—	(89,663)
Japanese Yen	CITI	Sell	261,800,000	3,238,255	4/22/13	—	(51,203)
Japanese Yen	BZWS	Sell	261,900,000	3,240,535	4/22/13	—	(50,181)
Euro	DBAB	Sell	4,545,000	5,997,128	4/23/13	222,961	—
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,741,416	4/23/13	—	(105,597)
Indian Rupee	DBAB	Buy	160,601,000	2,864,754	4/26/13	—	(108,969)
Chilean Peso	CITI	Buy	2,420,966,000	4,793,992	4/29/13	—	(121,766)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	JPHQ	Buy	1,501,938,000	2,965,912		4/29/13	$—	$(67,320)
Indian Rupee	JPHQ	Buy	136,582,000	2,450,561		4/29/13	—	(107,856)
Euro	BZWS	Sell	6,575,679	8,734,474		4/30/13	379,572	—
Indian Rupee	JPHQ	Buy	113,782,000	2,037,388		4/30/13	—	(86,017)
Indian Rupee	DBAB	Buy	71,377,981	1,277,184		4/30/13	—	(53,046)
Swedish Krona	BZWS	Buy	122,773,200	13,605,940	EUR	4/30/13	296,464	—
Euro	FBCO	Sell	1,731,000	2,285,526		5/07/13	85,928	—
Euro	BZWS	Sell	1,259,000	1,664,209		5/07/13	64,386	—
Euro	MSCO	Sell	1,259,000	1,661,930		5/07/13	62,107	—
Euro	DBAB	Sell	2,045,000	2,695,351		5/08/13	96,711	—
Euro	UBSW	Sell	629,000	820,987		5/10/13	21,675	—
Euro	DBAB	Sell	1,259,000	1,643,184		5/10/13	43,289	—
Japanese Yen	CITI	Sell	733,721,000	9,247,923		5/10/13	25,222	—
Chilean Peso	MSCO	Buy	1,150,200,000	2,250,220		5/13/13	—	(33,110)
Euro	CITI	Sell	5,658,426	7,373,382		5/13/13	182,522	—
Japanese Yen	UBSW	Sell	366,681,000	4,636,983		5/13/13	27,583	—
Japanese Yen	DBAB	Sell	490,555,000	6,201,707		5/13/13	35,137	—
Japanese Yen	CITI	Sell	366,680,000	4,613,923		5/14/13	4,434	—
Euro	BZWS	Sell	2,270,980	2,929,110		5/16/13	42,966	—
Euro	DBAB	Sell	1,812,000	2,323,618		5/20/13	20,646	—
Euro	BZWS	Sell	7,956,126	10,174,038		5/21/13	61,999	—
Euro	DBAB	Sell	2,642,000	3,368,814		5/21/13	10,898	—
Chilean Peso	MSCO	Buy	420,740,000	804,474		5/22/13	5,914	—
Euro	BZWS	Sell	3,419,406	4,377,866		5/22/13	31,820	—
Malaysian Ringgit	HSBC	Buy	298,500	93,568		5/22/13	—	(570)
Euro	BZWS	Sell	2,836,669	3,594,485		5/29/13	—	(11,282)
Euro	DBAB	Sell	463,000	586,042		5/29/13	—	(2,490)
Euro	BZWS	Sell	4,907,308	6,102,238		6/05/13	—	(136,228)
Euro	DBAB	Sell	785,200	976,734		6/05/13	—	(21,460)
Euro	BZWS	Sell	2,203,083	2,756,718		6/06/13	—	(44,016)
Euro	DBAB	Sell	2,033,100	2,544,628		6/07/13	—	(40,048)
Euro	DBAB	Sell	8,105,300	10,281,573		6/11/13	—	(23,297)
Polish Zloty	CITI	Buy	5,990,000	1,327,218	EUR	6/11/13	49,700	—
Polish Zloty	DBAB	Buy	30,704,000	6,820,838	EUR	6/11/13	232,273	—
Swedish Krona	MSCO	Buy	55,369,800	6,068,987	EUR	6/11/13	205,401	—
Swedish Krona	DBAB	Buy	41,300,000	4,543,554	EUR	6/11/13	131,933	—
Euro	DBAB	Sell	8,383,000	10,574,484		6/13/13	—	(83,764)
Swedish Krona	MSCO	Buy	27,990,100	3,073,741	EUR	6/13/13	96,136	—
Swedish Krona	BZWS	Buy	24,372,000	2,707,398	EUR	6/13/13	44,321	—
Japanese Yen	CITI	Sell	310,702,000	3,930,002		6/14/13	21,530	—
Euro	BZWS	Sell	1,124,367	1,422,774		6/20/13	—	(6,908)
South Korean Won	DBAB	Buy	21,440,000,000	18,216,577		6/27/13	286,269	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,561,653		6/28/13	34,956	—
Swedish Krona	UBSW	Buy	302,991,000	33,837,108	EUR	6/28/13	296,625	—

Unrealized appreciation (depreciation)							78,068,001	(18,393,991)

Net unrealized appreciation (depreciation)							$59,674,010

*In U.S. dollars unless otherwise indicated.

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Global Bond Securities Fund

At June 30, 2012, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount*	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPHQ	Receive	3.558%	3-month USD BBA LIBOR	3,240,000	3/4/21	$—	$(555,955)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	14,630,000	3/28/21	—	(2,447,165)
CITI	Receive	4.347%	3-month USD BBA LIBOR	7,460,000	2/25/41	—	(3,024,127)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	7,460,000	2/25/41	—	(3,028,361)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	5,600,000	2/28/41	—	(2,248,336)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	1,870,000	3/1/41	—	(738,662)

Net unrealized appreciation (depreciation)						$—	$(12,042,606)

*In U.S. Dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,213,430,739
Cost - Repurchase agreements	327,773,318

Total cost of investments	$2,541,204,057

Value - Unaffiliated issuers	$2,234,596,333
Value - Repurchase agreements	327,773,318

Total value of investments	2,562,369,651
Cash	870,000
Restricted cash (Note 1e)	26,438,000
Foreign currency, at value (cost $31,250,335)	32,229,987
Receivables:
Investment securities sold	30,819,928
Capital shares sold	1,881,493
Interest	30,750,300
Due from brokers	4,730,000
Unrealized appreciation on forward exchange contracts	78,068,001
Other assets	613

Total assets	2,768,157,973

Liabilities:
Payables:
Investment securities purchased	1,194,055
Capital shares redeemed	2,472,775
Affiliates	1,987,834
Due to brokers	27,308,000
Unrealized depreciation on forward exchange contracts	18,393,991
Unrealized depreciation on swap contracts	12,042,606
Deferred tax	4,216,921
Accrued expenses and other liabilities	1,270,937

Total liabilities	68,887,119

Net assets, at value	$2,699,270,854

Net assets consist of:
Paid-in capital	$2,588,531,966
Distributions in excess of net investment income	(8,849,902)
Net unrealized appreciation (depreciation)	64,632,872
Accumulated net realized gain (loss)	54,955,918

Net assets, at value	$2,699,270,854

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$275,838,402

Shares outstanding	15,057,922

Net asset value and maximum offering price per share	$18.32

Class 2:
Net assets, at value	$2,078,658,372

Shares outstanding	116,453,606

Net asset value and maximum offering price per share	$17.85

Class 3:
Net assets, at value	$187,645,267

Shares outstanding	10,508,556

Net asset value and maximum offering price per share[a]	$17.86

Class 4:
Net assets, at value	$157,128,813

Shares outstanding	8,643,925

Net asset value and maximum offering price per share	$18.18

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $1,393,167)	$56,930,626

Expenses:
Management fees (Note 3a)	5,964,836
Distribution fees: (Note 3c)
Class 2	2,468,418
Class 3	237,804
Class 4	274,577
Unaffiliated transfer agent fees	2,165
Custodian fees (Note 4)	892,420
Reports to shareholders	189,007
Professional fees	37,427
Trustees’ fees and expenses	4,512
Other	24,080

Total expenses	10,095,246

Net investment income	46,835,380

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,853,334
Foreign currency transactions	15,515,422
Swap contracts	1,673,450

Net realized gain (loss)	55,042,206

Net change in unrealized appreciation (depreciation) on:
Investments	(16,816,799)
Translation of other assets and liabilities denominated in foreign currencies	46,199,837
Change in deferred taxes on unrealized appreciation	1,180,177

Net change in unrealized appreciation (depreciation)	30,563,215

Net realized and unrealized gain (loss)	85,605,421

Net increase (decrease) in net assets resulting from operations	$132,440,801

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$46,835,380	$96,874,837
Net realized gain (loss) from investments and foreign currency transactions, futures contracts and swap contracts	55,042,206	52,604,567
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	30,563,215	(180,068,912)

Net increase (decrease) in net assets resulting from operations	132,440,801	(30,589,508)

Distributions to shareholders from:
Net investment income:
Class 1	(18,014,760)	(15,683,467)
Class 2	(133,749,946)	(93,946,669)
Class 3	(12,114,860)	(10,753,201)
Class 4	(9,763,141)	(8,615,701)
Net realized gains:
Class 1	(438,387)	(1,762,080)
Class 2	(3,357,784)	(10,925,216)
Class 3	(306,543)	(1,252,885)
Class 4	(251,144)	(1,020,280)

Total distributions to shareholders	(177,996,565)	(143,959,499)

Capital share transactions: (Note 2)
Class 1	9,781,672	17,171,380
Class 2	303,278,145	451,366,379
Class 3	4,271,029	16,706,473
Class 4	7,356,340	12,126,720

Total capital share transactions	324,687,186	497,370,952

Redemption fees	1,873	18,113

Net increase (decrease) in net assets	279,133,295	322,840,058
Net assets:
Beginning of period	2,420,137,559	2,097,297,501

End of period	$2,699,270,854	$2,420,137,559

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(8,849,902)	$117,957,425

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 29, 2012.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC futures contracts primarily to manage interest rate and/or exposure to certain foreign currencies risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net unrealized loss position. At June 30, 2012, the Fund had OTC derivatives in a net unrealized loss position of $3,369,521 and the aggregate value of collateral pledged for such contracts was $4,730,000.

At June 30, 2012, the Fund held $29,062,831 in United Kingdom treasury bonds and notes, and U.S. treasury bills, bonds, and notes, and $870,000 in unrestricted cash as collateral for derivatives.

See Note 9 regarding other derivative information.

e. Restricted Cash

At June 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,288,275	$25,261,278	2,403,657	$47,343,365
Shares issued in reinvestment of distributions	1,028,604	18,453,147	889,172	17,445,546
Shares redeemed	(1,754,755)	(33,932,753)	(2,450,491)	(47,617,531)

Net increase (decrease)	562,124	$9,781,672	842,338	$17,171,380

Class 2 Shares:
Shares sold	14,810,451	$280,052,891	29,318,184	$564,580,203
Shares issued in reinvestment of distributions	7,843,692	137,107,730	5,473,480	104,871,884
Shares redeemed	(6,057,186)	(113,882,476)	(11,438,342)	(218,085,708)

Net increase (decrease)	16,596,957	$303,278,145	23,353,322	$451,366,379

Class 3 Shares:
Shares sold	423,619	$8,108,409	1,851,973	$36,090,442
Shares issued in reinvestment of distributions	710,200	12,421,403	626,622	12,006,087
Shares redeemed	(862,239)	(16,258,783)	(1,654,785)	(31,390,056)

Net increase (decrease)	271,580	$4,271,029	823,810	$16,706,473

Class 4 Shares:
Shares sold	524,460	$10,104,468	1,191,215	$23,562,082
Shares issued on reinvestment of distributions	562,284	10,014,286	494,660	9,635,982
Shares redeemed	(667,019)	(12,762,414)	(1,090,109)	(21,071,344)

Net increase (decrease)	419,725	$7,356,340	595,766	$12,126,720

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, there were no credits earned.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,561,654,487

Unrealized appreciation	$100,246,492
Unrealized depreciation	(99,531,328)

Net unrealized appreciation (depreciation)	$715,164

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $640,583,662 and $596,190,508, respectively.

7. CREDIT RISK

At June 30, 2012, the Fund had 23.02% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At June 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$—	Unrealized depreciation on swap contracts	$12,042,606
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	78,068,001	Unrealized depreciation on forward exchange contracts	18,393,991

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended June 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period
Interest rate contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	$1,186,164	$1,009,007
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	17,729,011	45,677,854

For the period ended June 30, 2012, the average month end market value of derivatives represented 3.84% of average month end net assets. The average month end number of open derivative contracts for the period was 455.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,932,345,030	$—	$1,932,345,030
Municipal Bonds	—	3,323,329	—	3,323,329
Short Term Investments	—	626,701,292	—	626,701,292

Total Investments in Securities	$—	$2,562,369,651	$—	$2,562,369,651

Forward Exchange Contracts	—	78,068,001	—	78,068,001
Liabilities:
Swaps	—	12,042,606	—	12,042,606
Forward Exchange Contracts	—	18,393,991	—	18,393,991

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro	GO - General Obligation
FBCO - Credit Suisse Group AG	HUF - Hungarian Forint
HSBC - HSBC Bank USA, N.A.	IDR - Indonesian Rupiah
JPHQ - JP Morgan Chase & Co.	ILS - New Israeli Shekel
MSCO - Morgan Stanley	JPY - Japanese Yen
UBSW - UBS AG	KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-38

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0301	$0.8773
Class 2	$0.0301	$0.8509
Class 3	$0.0301	$0.8446
Class 4	$0.0301	$0.8309

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-39

TEMPLETON GROWTH SECURITIES FUND

This semiannual report for Templeton Growth Securities Fund covers the period ended June 30, 2012.

Performance Summary as of 6/30/12

Templeton Growth Securities Fund – Class 4 delivered a +4.08% total return for the six-month period ended 6/30/12.

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Growth Securities Fund – Class 4

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the +6.29% total return of the MSCI World Index for the period under review.1

Economic and Market Overview

The six months under review encompassed two different market environments. The first quarter of 2012 delivered the best annual start for global developed stocks in more than a decade, as measured by the MSCI World Index, as signs of U.S. economic recovery and European policy relief underpinned a rally in cyclical stocks. Yet, renewed global economic weakness and European debt concerns led the market lower in the second quarter, and stocks dropped sharply in the spring before additional policy action prompted a rebound in June. Politics largely drove the markets during the first half of 2012 as investors closely monitored developments in Europe, where German-led austerity demands were met with increasing resentment from some highly indebted eurozone members. Coalition-building efforts in Greece collapsed amid anger over the terms of the country’s second bailout, forcing a new election that brought some relief when the pro-euro party won. Elsewhere in the region, France’s socialist candidate clinched the presidency on a pro-growth platform and the Dutch cabinet resigned in the wake of a contentious austerity deal.

On the economic front, global growth trends generally moderated, led by Europe, which narrowly avoided recession mainly because of German export strength. Yet, even the more resilient economies of Germany, the U.S. and China showed signs of a slowdown at period-end. The combination of flagging growth, political uncertainty and populist unrest pressured investor confidence, and ratings agencies downgraded global banks and European sovereigns. Concerns about the sustainability of Italian and Spanish borrowing costs added to investor anxiety as bond yields climbed. Europe’s initial policy responses — including enhanced liquidity measures and an ineffective Spanish banking bailout — did little to

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Yet, encouraging progress did emerge at period-end when leaders in Brussels agreed to ease conditions of sovereign bond purchases and permit the region’s bailout fund to directly recapitalize banks. Meanwhile, the U.S. Federal Reserve Board opted to extend its strategy, dubbed Operation Twist, designed to lower systemically important interest rates, and the People’s Bank of China slashed interest rates for the first time since the global financial crisis began. In the latter part of this period, commodities extended recent losses, with oil falling back below $100, while the euro dipped and traditional safe havens like U.S. Treasuries, the U.S. dollar and the Japanese yen made gains.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Although the Fund delivered absolute gains for shareholders during the volatile six months under review, the seemingly “bipolar” market environment that has persisted since the global financial crisis began continued to challenge bottom-up investors. What we viewed as the market’s refusal to distinguish value at the stock level produced a negative “stock selection effect” for the Fund, offsetting allocation benefits and resulting in relative underperformance versus the benchmark. Although we find underperformance unacceptable, we note that such periods are not unprecedented or unexpected. Under Sir John Templeton’s tenure, we experienced periods of long-term underperformance far deeper than what we have undergone recently. As Sir John explained in a note to clients in 1950, “The investor who selects stocks on the basis of long-term intrinsic value must expect certain problems.” Yet, he also knew, “The most costly errors in selecting stocks are made by people whose thinking is dominated by the question of temporary short-term trend(s).” We believe our disciplined investment strategy can allow us to see past the market’s myopic focus and allow us to uncover long-term values.

The financials sector is one area where we believe near-term worries created selective long-term opportunities.2 Fears abounded that a combination of asset impairment, funding seizure or deposit flight could possibly render European banks insolvent and spark a systemic contagion. Heavy investment outflows from financials accompanied this apprehension. By the end of the review period, the entire European banking sector’s market capitalization had shrunken considerably. It was perhaps unsurprising that many of the main European banks at period-end traded at all-time low valuations roughly in line with those of U.S. banks in 1932.

Stock-specific weakness among the Fund’s overweighting in European financials was a primary source of sector underperformance during the review period. Among the positions notably detracting from relative performance were French lender Credit Agricole, which fell to a record low following losses from its Greek operations, Italy’s UniCredit, which undertook an ill-timed rights offering at the beginning of the period, and Swiss financial services firm Credit Suisse Group, which the Swiss National Bank (SNB) asked to increase capital reserves. However, we believe Credit Agricole’s Greek exposure obscured the value of its core northern European businesses, where recent results confirmed to us encouraging operational progress. UniCredit, having already addressed capital adequacy concerns, is now progressing with cost-cutting and profit improvement initiatives. For Credit Suisse, the SNB is not the company’s regulator, capital ratios remained in line with Basel III targets, and we believe an equity issuance is unlikely given the firm’s various sources of available capital.

In our view, a stance against the European banking system at recent stock price levels reflected a bet that Europe’s political dysfunction will lead to an unraveling of the euro currency, a fate we believe will be avoided as forecasted break-up costs would handily exceed the costs of keeping the union intact. Furthermore, in our view, powerful policy tools still remained available as of period-end, and we believe depressed valuations failed to acknowledge such potentially supportive measures. As a result, our analysis led us to conclude certain deeply discounted regional banks with adequate capital positions, solid brands and good core businesses are likely to survive and can offer considerable upside potential should Europe ultimately establish a credible federal system of checks and balances on regional fiscal policy. In addition to holding

2. The financials sector comprises capital markets, commercial banks, diversified financial services and insurance in the SOI.

deep-value European banks, we maintained exposure to financials stocks with what we viewed as defensive characteristics and attractive growth profiles in other regions. We believe our selective holdings represent a dynamic investing approach in the market’s most challenging and potentially rewarding environment.

Although financial holdings were the primary source of relative underperformance at the sector level, the period also featured more modest laggards. An underweighted position and stock selection in the defensive consumer staples sector, where we believe volatile input costs and intense competition were likely to pressure margins for the foreseeable future, also detracted from relative returns.3 The sector’s underperformance was primarily attributable to stock-specific weakness at U.K. food retailer Tesco, which dropped sharply after holiday sales disappointed and the firm reduced earnings guidance due to weakness in its domestic operations. In our view, Tesco maintained a highly dominant domestic market position and remained arguably the most efficient food merchandiser with the best track record for global market expansion. A new management team brought a breath of fresh air to a company that many feared rested on its laurels, and could help address near-term challenges and sustain Tesco’s historically strong record for maintaining long-term shareholder returns.

Energy holdings also lagged mainly due to stock-specific weakness; among these were three of the Fund’s biggest detractors.4 French oil company Total’s share price retreated as oil prices declined and a gas leak at a North Sea well led the company to downgrade earnings forecasts. With the firm having contained the leak, we believe Total remained well positioned for long-term production growth given its sizable investments in its upstream portfolio. U.S. oilfield services firm Baker Hughes also lost value as low natural gas prices shifted activity to more profitable oil drilling, crimping margins as pressure pumping supply increased and equipment relocation stalled production. From our perspective, most issues plaguing Baker appeared transitory and the company was aggressively working to mitigate their impact, creating what we viewed as an opportunity to buy one of the world’s highest quality oilfield services firms at multi-decade low valuation levels. Finally, Dutch drilling company SBM Offshore’s share price slumped after allegations of improper sales practices surfaced. The full extent of this

3. The consumer staples sector comprises food and staples retailing in the SOI.

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

issue remained difficult to predict; however, our analysis of potential outcomes suggested the market priced in worst-case scenarios. According to our analysis, with its healthy backlog and favorable pipeline of future products, SBM offers considerable room for appreciation over a long-term investment horizon. Overall, we remained favorable toward our energy holdings and believe certain firms with the technology and expertise to extract hydrocarbons stand to benefit as new reserves are developed in increasingly remote and difficult locations.

Similar challenges and opportunities confronted the global mining industry; however, although energy multiples remained relatively reasonable in recent years, mining valuations hit a record high and profit margins reached peak levels as official stimulus debased the U.S. dollar and underpinned commodities strength. Although such positive momentum bolstered consensus optimism in the sector, it signaled caution to us, and our long-standing materials underweighting notably contributed to relative performance during the period as commodities extended their declines amid global growth concerns. Consumer discretionary stocks also significantly contributed to relative returns, driven by individual stock strength.5 In particular, media holdings strongly outperformed, led by U.S. cable providers Comcast and Time Warner Cable each beating profit and sales estimates on broadband subscriber gains. We think recent results supported our long-held view that the cable industry’s control of the valuable broadband pipeline represents a powerful secular growth driver to buffer more cyclical revenue sources such as video and advertising. Content producers like U.S.-based Disney and News Corp. also strongly outperformed the benchmark as the proliferation of media consumption services and devices enhanced demand for quality content. Disney rallied to its highest share price after growing earnings more than 20%, and News Corp. surged after its board agreed to split the company’s low-growth publishing assets from its high-growth entertainment assets.

Regionally, the Fund’s North American holdings significantly outperformed as stock selection overcame a detractive underweighting in the resilient U.S. market. Asian holdings also notably contributed to relative performance, led by an overweighting in Singapore and off-benchmark stock selection in South Korea. However, these contributors were largely offset by underperformance in Europe, where an overweighted position and stock-specific weakness weighed on

5. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund 6/30/12

Company Sector/Industry, Country	% of Total Net Assets
Amgen Inc.	2.4%
Biotechnology, U.S.
Pfizer Inc.	2.3%
Pharmaceuticals, U.S.
Sanofi	2.2%
Pharmaceuticals, France
Singapore Telecommunications Ltd.	2.0%
Diversified Telecommunication Services, Singapore
Microsoft Corp.	2.0%
Software, U.S.
GlaxoSmithKline PLC	1.9%
Pharmaceuticals, U.K.
Merck & Co. Inc.	1.9%
Pharmaceuticals, U.S.
Vodafone Group PLC	1.9%
Wireless Telecommunication Services, U.K.
Comcast Corp.	1.8%
Media, U.S.
Roche Holding AG	1.8%
Pharmaceuticals, Switzerland

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

relative results. Although the situation in Europe remained fluid, we found recent policy pronouncements encouraging and identified considerable valuation support. We believe restoring sustainable economic balance to the eurozone will likely ultimately require a combination of stimulus and structural reform to improve competitiveness and growth, spending cuts to restore fiscal sustainability and credible policy advancement toward banking and fiscal union. Recently announced measures, which included direct bank recapitalizations and easier conditions for sovereign bond purchases, could potentially serve to break the cycle between sovereigns and banks that has challenged the region’s private and public funding mechanisms.

Our bottom-up stock analysis indicated that European stocks at period-end traded at their lowest price-to-book levels since March 2009, offering what we believe were attractive entry points into some of the region’s highest quality global brands. Asian and emerging market stocks also remained below their long-term average price-to-earnings ratios and stood to potentially benefit should growth in these regions exceed diminished expectations. Keep in mind, we are not pinning our hopes on economic growth. In an era of low interest rates and investor uncertainty, we believe the assets most likely to outperform over the long term are the most undervalued stocks. Such discounts often exist for a reason, and investing in deeply undervalued stocks in times of crisis requires rigorous analysis, as well as patience and fortitude through periods of considerable adversity. Our discipline in such challenging environments has paid off in the past, and we are confident it will yet again if investors re-focus on fundamental value. We thank you for your patience and support as this process unfolds.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 1/1/12	Ending Account Value 6/30/12	Fund-Level Expenses Incurred During Period* Actual 1/1/12–6/30/12
Actual	$1,000	$1,040.80	$5.68
Hypothetical (5% return before expenses)	$1,000	$1,019.29	$5.62

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.12%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied 182/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 1		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.27	$11.19	$10.56	$8.34	$15.68	$16.16

Income from investment operations[a]:
Net investment income[b]	0.18	0.25	0.17	0.17	0.29	0.27
Net realized and unrealized gains (losses)	0.24	(0.99)	0.62	2.36	(6.50)	0.19

Total from investment operations	0.42	(0.74)	0.79	2.53	(6.21)	0.46

Less distributions from:
Net investment income	(0.26)	(0.18)	(0.16)	(0.31)	(0.26)	(0.25)
Net realized gains	—	—	—	—	(0.87)	(0.69)

Total distributions	(0.26)	(0.18)	(0.16)	(0.31)	(1.13)	(0.94)

Net asset value, end of period	$10.43	$10.27	$11.19	$10.56	$8.34	$15.68

Total return[c]	4.13%	(6.80)%	7.74%	31.33%	(42.13)%	2.55%
Ratios to average net assets[d]
Expenses before expense reduction	0.77%	0.78%	0.77%	0.79%	0.78%	0.77%
Expenses net of expense reduction	0.77% [e]	0.78% [e]	0.77% [e]	0.79% [e]	0.78% [e]	0.76%
Net investment income	3.26%	2.22%	1.71%	2.00%	2.64%	1.64%

Supplemental data
Net assets, end of period (000’s)	$1,335,026	$1,200,682	$1,348,622	$824,575	$371,700	$406,538
Portfolio turnover rate	10.90%	42.13% [f]	9.61%	14.95%	18.37%	20.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 2		2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.11	$11.01	$10.40	$8.20	$15.44	$15.93

Income from investment operations[a]:
Net investment income[b]	0.16	0.21	0.15	0.16	0.29	0.22
Net realized and unrealized gains (losses)	0.25	(0.96)	0.60	2.32	(6.44)	0.20

Total from investment operations	0.41	(0.75)	0.75	2.48	(6.15)	0.42

Less distributions from:
Net investment income	(0.23)	(0.15)	(0.14)	(0.28)	(0.22)	(0.22)
Net realized gains	—	—	—	—	(0.87)	(0.69)

Total distributions	(0.23)	(0.15)	(0.14)	(0.28)	(1.09)	(0.91)

Net asset value, end of period	$10.29	$10.11	$11.01	$10.40	$8.20	$15.44

Total return[c]	4.07%	(6.97)%	7.39%	31.10%	(42.32)%	2.35%
Ratios to average net assets[d]
Expenses before expense reduction	1.02%	1.03%	1.02%	1.04%	1.03%	1.02%
Expenses net of expense reduction	1.02% [e]	1.03% [e]	1.02% [e]	1.04% [e]	1.03% [e]	1.01%
Net investment income	3.01%	1.97%	1.46%	1.75%	2.39%	1.39%

Supplemental data
Net assets, end of period (000’s)	$1,245,299	$1,254,193	$1,626,885	$1,718,894	$1,513,557	$3,182,203
Portfolio turnover rate	10.90%	42.13% [f]	9.61%	14.95%	18.37%	20.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31,
Class 4		2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.19	$11.11	$10.50	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.15	0.20	0.14	0.14	0.09
Net realized and unrealized gains (losses)	0.26	(0.98)	0.61	2.36	(4.73)

Total from investment operations	0.41	(0.78)	0.75	2.50	(4.64)

Less distributions from:
Net investment income	(0.22)	(0.14)	(0.14)	(0.31)	(0.26)
Net realized gains	—	—	—	—	(0.87)

Total distributions	(0.22)	(0.14)	(0.14)	(0.31)	(1.13)

Net asset value, end of period	$10.38	$10.19	$11.11	$10.50	$8.31

Total return[d]	4.08%	(7.14)%	7.31%	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.12%	1.13%	1.12%	1.14%	1.13%
Net investment income	2.91%	1.87%	1.36%	1.65%	2.29%

Supplemental data
Net assets, end of period (000’s)	$59,682	$56,170	$60,569	$56,218	$24,877
Portfolio turnover rate	10.90%	42.13% [g]	9.61%	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 95.2%
Aerospace & Defense 0.5%
BAE Systems PLC	United Kingdom	2,750,373	$12,438,353

Air Freight & Logistics 2.4%
Deutsche Post AG	Germany	884,414	15,603,241
FedEx Corp.	United States	218,750	20,039,688
United Parcel Service Inc., B	United States	339,990	26,777,612

			62,420,541

Airlines 2.4%
Deutsche Lufthansa AG	Germany	2,401,614	27,698,804
[a]International Consolidated Airlines Group SA	United Kingdom	14,226,980	35,541,599

			63,240,403

Auto Components 1.2%
Cie Generale des Etablissements Michelin, B	France	483,672	31,512,723

Automobiles 2.5%
[a]Mazda Motor Corp.	Japan	9,367,690	12,530,852
Nissan Motor Co. Ltd.	Japan	1,902,720	17,792,656
Toyota Motor Corp.	Japan	870,120	34,700,372

			65,023,880

Biotechnology 2.4%
Amgen Inc.	United States	852,780	62,287,051

Capital Markets 2.5%
Credit Suisse Group AG	Switzerland	1,234,686	22,455,933
Morgan Stanley	United States	1,565,950	22,847,210
UBS AG	Switzerland	1,807,539	21,046,687

			66,349,830

Chemicals 1.0%
Akzo Nobel NV	Netherlands	549,347	25,752,191

Commercial Banks 7.1%
BNP Paribas SA	France	796,820	30,591,493
[a]Credit Agricole SA	France	3,936,190	17,291,279
DBS Group Holdings Ltd.	Singapore	1,481,690	16,220,237
HSBC Holdings PLC	United Kingdom	3,042,424	26,882,634
ICICI Bank Ltd., ADR	India	416,350	13,493,904
[b]Intesa Sanpaolo SpA	Italy	19,904,741	28,164,029
KB Financial Group Inc.	South Korea	657,984	21,273,271
[a]Lloyds Banking Group PLC	United Kingdom	15,290,520	7,451,645
[a]UniCredit SpA	Italy	7,043,603	26,564,863

			187,933,355

Communications Equipment 3.0%
[a]Brocade Communications Systems Inc.	United States	2,621,030	12,921,678
Cisco Systems Inc.	United States	2,347,340	40,303,828
Ericsson, B	Sweden	2,949,612	26,884,234

			80,109,740

Computers & Peripherals 1.1%
[a]Dell Inc.	United States	862,810	10,802,381
Hewlett-Packard Co.	United States	903,940	18,178,234

			28,980,615

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Construction & Engineering 0.1%
Carillion PLC	United Kingdom	805,720	$3,486,012

Construction Materials 1.5%
CRH PLC	Ireland	2,030,641	38,832,385

Consumer Finance 0.7%
American Express Co.	United States	319,770	18,613,812

Diversified Financial Services 3.7%
Bank of America Corp.	United States	1,119,120	9,154,402
Citigroup Inc.	United States	1,225,490	33,590,681
[a]ING Groep NV	Netherlands	5,404,750	36,020,763
JPMorgan Chase & Co.	United States	556,770	19,893,392

			98,659,238

Diversified Telecommunication Services 4.7%
France Telecom SA	France	1,949,580	25,599,154
Singapore Telecommunications Ltd.	Singapore	20,718,470	53,962,866
Telefonica SA	Spain	1,431,248	18,784,087
Telekom Austria AG	Austria	466,837	4,584,241
Vivendi SA	France	1,175,810	21,770,977

			124,701,325

Electrical Equipment 1.1%
[b]Alstom SA	France	938,094	29,598,185

Electronic Equipment, Instruments & Components 0.9%
[a]Flextronics International Ltd.	Singapore	1,972,800	12,231,360
TE Connectivity Ltd.	United States	335,268	10,698,402

			22,929,762

Energy Equipment & Services 3.3%
Baker Hughes Inc.	United States	945,650	38,866,215
Halliburton Co.	United States	609,650	17,307,963
Noble Corp.	United States	709,160	23,068,975
[a]SBM Offshore NV	Netherlands	544,135	7,496,034

			86,739,187

Food & Staples Retailing 2.2%
CVS Caremark Corp.	United States	619,220	28,936,151
Tesco PLC	United Kingdom	5,839,748	28,365,506

			57,301,657

Health Care Equipment & Supplies 1.2%
Medtronic Inc.	United States	790,840	30,629,233

Industrial Conglomerates 3.1%
Citic Pacific Ltd.	China	3,983	6,017
General Electric Co.	United States	1,198,610	24,979,033
Koninklijke Philips Electronics NV	Netherlands	1,581,151	31,157,199
Siemens AG	Germany	320,656	26,841,081

			82,983,330

Insurance 4.6%
Aviva PLC	United Kingdom	6,320,965	27,001,545
AXA SA	France	2,127,190	28,213,958
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	212,557	29,900,698

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Swiss Re AG	Switzerland	599,142	$37,596,318

			122,712,519

Life Sciences Tools & Services 0.3%
Lonza Group AG	Switzerland	191,947	7,965,093

Machinery 1.1%
[a]Navistar International Corp.	United States	1,001,030	28,399,221

Media 6.6%
Comcast Corp., Special A	United States	1,548,082	48,609,775
News Corp., A	United States	1,219,192	27,175,790
Time Warner Cable Inc.	United States	386,360	31,720,156
Time Warner Inc.	United States	668,970	25,755,345
Viacom Inc., B	United States	261,098	12,276,828
The Walt Disney Co.	United States	584,750	28,360,375

			173,898,269

Multiline Retail 0.7%
Target Corp.	United States	304,580	17,723,510

Oil, Gas & Consumable Fuels 8.7%
BP PLC	United Kingdom	6,878,717	45,471,829
Chesapeake Energy Corp.	United States	864,210	16,074,306
Chevron Corp.	United States	310,030	32,708,165
Eni SpA	Italy	1,234,795	26,223,054
Gazprom, ADR	Russia	1,330,750	12,642,125
Royal Dutch Shell PLC, B	United Kingdom	1,108,231	38,637,483
Talisman Energy Inc.	Canada	1,299,000	14,890,555
Total SA, B	France	983,466	44,185,945

			230,833,462

Pharmaceuticals 10.9%
GlaxoSmithKline PLC	United Kingdom	2,255,452	51,141,901
Merck & Co. Inc.	United States	1,220,811	50,968,859
Merck KGaA	Germany	206,127	20,536,026
Pfizer Inc.	United States	2,607,033	59,961,759
Roche Holding AG	Switzerland	274,748	47,364,355
Sanofi	France	757,937	57,305,298

			287,278,198

Professional Services 1.3%
Adecco SA	Switzerland	140,580	6,221,665
Hays PLC	United Kingdom	3,623	4,179
Randstad Holding NV	Netherlands	1,007,471	29,549,405

			35,775,249

Semiconductors & Semiconductor Equipment 2.4%
Samsung Electronics Co. Ltd.	South Korea	43,360	45,627,309
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	6,826,005	18,626,374

			64,253,683

Software 4.3%
Microsoft Corp.	United States	1,747,379	53,452,323
Nintendo Co. Ltd.	Japan	157,640	18,229,404
Oracle Corp.	United States	528,460	15,695,262

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2012 (unaudited) (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Software (continued)
SAP AG	Germany	443,173	$26,106,147

			113,483,136

Specialty Retail 1.0%
Kingfisher PLC	United Kingdom	5,739,648	25,849,211

Trading Companies & Distributors 0.5%
Itochu Corp.	Japan	1,225,590	12,747,730

Wireless Telecommunication Services 4.2%
[a]Sprint Nextel Corp.	United States	9,717,860	31,680,223
[a]Turkcell Iletisim Hizmetleri AS, ADR	Turkey	2,349,100	29,481,205
Vodafone Group PLC	United Kingdom	18,096,428	50,822,000

			111,983,428

Total Common Stocks (Cost $2,755,863,241)			2,513,425,517

Preferred Stocks 0.6%
Metals & Mining 0.4%
Vale SA, ADR, pfd., A	Brazil	592,750	11,564,553

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	274,380	4,977,253

Total Preferred Stocks (Cost $18,810,970)			16,541,806

Non-Registered Mutual Funds (Cost $11,935,000) 0.5%
Diversified Financial Services 0.5%
[a,c,d,e]Templeton China Opportunities Fund, Ltd., Reg D	China	1,194,518	12,745,505

Total Investments before Short Term Investments (Cost $2,786,609,211)			2,542,712,828

		Principal Amount
Short Term Investments 3.0%
Time Deposits 1.3%
Royal Bank of Canada, 0.11%, 7/02/12	United States	$35,000,000	35,000,000

		Shares
[f]Investments from Cash Collateral Received for Loaned Securities 1.7%
Money Market Funds 1.7%
[g]BNY Mellon Overnight Government Fund, 0.182%	United States	44,251,437	44,251,437

Total Short Term Investments (Cost $79,251,437)			79,251,437

Total Investments (Cost $2,865,860,648) 99.3%			2,621,964,265
Other Assets, less Liabilities 0.7%			18,041,860

Net Assets 100.0%			$2,640,006,125

See Abbreviations on page TG-28.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2012. See Note 1(d).

cSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.

dSee Note 8 regarding restricted securities.

eSee Note 9 regarding holdings of 5% voting securities.

fSee Note 1(d) regarding securities on loan.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,853,925,648
Cost - Non-controlled affiliated issuers (Note 9)	11,935,000

Total cost of investments	$2,865,860,648

Value - Unaffiliated issuers	$2,609,218,760
Value - Non-controlled affiliated issuers (Note 9)	12,745,505

Total value of investments (includes securities loaned in the amount $30,407,038)	2,621,964,265
Cash	57,749,394
Receivables:
Capital shares sold	577,711
Dividends and interest	7,382,327
Other assets	638

Total assets	2,687,674,335

Liabilities:
Payables:
Investment securities purchased	42,110
Capital shares redeemed	764,235
Affiliates	2,052,886
Payable upon return of securities loaned	44,251,437
Accrued expenses and other liabilities	557,542

Total liabilities	47,668,210

Net assets, at value	$2,640,006,125

Net assets consist of:
Paid-in capital	$3,150,537,284
Undistributed net investment income	42,671,649
Net unrealized appreciation (depreciation)	(243,939,102)
Accumulated net realized gain (loss)	(309,263,706)

Net assets, at value	$2,640,006,125

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2012 (unaudited)

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$1,335,026,028

Shares outstanding	127,971,127

Net asset value and maximum offering price per share	$10.43

Class 2:
Net assets, at value	$1,245,298,541

Shares outstanding	121,062,459

Net asset value and maximum offering price per share	$10.29

Class 4:
Net assets, at value	$59,681,556

Shares outstanding	5,751,947

Net asset value and maximum offering price per share	$10.38

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2012 (unaudited)

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes $4,539,962)	$52,919,819
Interest	31,573
Income from securities loaned	2,231,014

Total investment income	55,182,406

Expenses:
Management fees (Note 3a)	10,119,374
Distribution fees: (Note 3c)
Class 2	1,606,663
Class 4	105,559
Unaffiliated transfer agent fees	1,668
Custodian fees (Note 4)	162,033
Reports to shareholders	157,023
Professional fees	61,997
Trustees’ fees and expenses	5,668
Other	33,816

Total expenses	12,253,801
Expense reductions (Note 4)	(154)

Net expenses	12,253,647

Net investment income	42,928,759

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	43,975,124
Foreign currency transactions	(543,340)

Net realized gain (loss)	43,431,784

Net change in unrealized appreciation (depreciation) on:
Investments	4,037,860
Translation of other assets and liabilities denominated in foreign currencies	30,842

Net change in unrealized appreciation (depreciation)	4,068,702

Net realized and unrealized gain (loss)	47,500,486

Net increase (decrease) in net assets resulting from operations	$90,429,245

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Six Months Ended June 30, 2012 (unaudited)	Year Ended December 31, 2011

Increase (decrease) in net assets:
Operations:
Net investment income	$42,928,759	$60,824,912
Net realized gain (loss) from investments and foreign currency transactions	43,431,784	119,363,548
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	4,068,702	(404,407,949)

Net increase (decrease) in net assets resulting from operations	90,429,245	(224,219,489)

Distributions to shareholders from:
Net investment income:
Class 1	(30,925,492)	(23,962,804)
Class 2	(26,587,764)	(19,367,342)
Class 4	(1,228,892)	(766,075)

Total distributions to shareholders	(58,742,148)	(44,096,221)

Capital share transactions: (Note 2)
Class 1	129,725,166	15,269,781
Class 2	(34,951,195)	(272,568,653)
Class 4	2,499,938	582,974

Total capital share transactions	97,273,909	(256,715,898)

Net increase (decrease) in net assets	128,961,006	(525,031,608)
Net assets:
Beginning of period	2,511,045,119	3,036,076,727

End of period	$2,640,006,125	$2,511,045,119

Undistributed net investment income included in net assets:
End of period	$42,671,649	$58,485,038

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in non-registered money market funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Lending

The Fund participates in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2012		Year Ended December 31, 2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	28,800,067	$314,802,820	64,351,377	$689,220,432
Shares issued in reinvestment of distributions	3,052,862	30,925,492	2,081,912	23,962,804
Shares redeemed in-kind (Note 11)	—	—	(62,046)	(778,675)
Shares redeemed	(20,839,043)	(216,003,146)	(69,960,205)	(697,134,780)

Net increase (decrease)	11,013,886	$129,725,166	(3,588,962)	$15,269,781

Class 2 Shares:
Shares sold	5,694,749	$59,743,429	8,669,643	$93,168,510
Shares issued in reinvestment of distributions	2,661,438	26,587,764	1,706,374	19,367,342
Shares redeemed in-kind (Note 11)	—	—	(7,322,431)	(90,358,797)
Shares redeemed	(11,384,703)	(121,282,388)	(26,665,336)	(294,745,708)

Net increase (decrease)	(3,028,516)	$(34,951,195)	(23,611,750)	$(272,568,653)

Class 4 Shares:
Shares sold	394,746	$4,211,926	552,161	$6,020,586
Shares issued on reinvestment of distributions	121,914	1,228,892	66,906	766,075
Shares redeemed	(276,019)	(2,940,880)	(559,011)	(6,203,687)

Net increase (decrease)	240,641	$2,499,938	60,056	$582,974

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

e. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

g. Other Affiliated Transactions

At June 30, 2012, Franklin Templeton Variable Insurance Product Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 44.81% of the Fund’s outstanding shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2012, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$240,654,060
2018	55,299,629

$295,953,689

At June 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,917,028,655

Unrealized appreciation	$289,138,328
Unrealized depreciation	(584,202,718)

Net unrealized appreciation (depreciation)	$(295,064,390)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2012, aggregated $371,523,048 and $285,912,627, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

8. RESTRICTED SECURITIES (continued)

At June 30 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,194,518	Templeton China Opportunities Fund, Ltd., Reg D (0.48% of Net Assets)	3/17/10-12/1/11	$11,935,000	$12,745,505

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund, Ltd., Reg D	1,194,518	—	—	1,194,518	$12,745,505	$—	$—

Total Affiliated Securities (0.48% of Net Assets)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2012, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2011, the Fund realized $9,941,638 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Growth Securities Fund

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

Assets:	Level 1	Level 2	Level 3	Total
Investments in Securities
Equity Investments:
Diversified Financial Services	$98,659,238	$—	$12,745,505	$111,404,743
Other Equity Investments[a,b]	2,431,308,085	—	—	2,431,308,085
Short Term Investments	—	79,251,437	—	79,251,437

Total Investments in Securities	$2,529,967,323	$79,251,437	$12,745,505	$2,621,964,265

aIncludes common preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Growth Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 14, 2012, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0106	$0.2085
Class 2	$0.0106	$0.1843
Class 4	$0.0106	$0.1792

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Russell® is a trademark and Russell™ is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/12, there were 231 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/12, there were 64 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/12, there were 84 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/12, there were 123 funds in this

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category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

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Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 17, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.    The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds. The Lipper reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those Funds having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2012, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-lowest quintile of its performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period and the middle quintile of such universe for the previous five-year period. The Board was not satisfied with the Fund’s recent underperformance and discussed the reasons for such performance and steps being taken to improve it, as well as the Fund’s portfolio management team with upper management. Based on such discussions and taking into account the Fund’s more acceptable longer term performance, the Board did not believe any immediate change in portfolio management was warranted, but intends to monitor future performance.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. The Lipper universe includes all real estate funds underlying variable annuities and is not limited to those having a global mandate such as the Fund. The Board noted, however, among the 14 global real estate funds with 26 share classes included in such universe, that the Fund’s Class 1 shares had the highest and second-highest total returns for the previous one and two years, respectively. The Board also noted steps that had been taken by management to improve the Fund’s performance, including the appointment of an additional portfolio manager in 2010. While the Board intends to continue monitoring the Fund’s results, it was satisfied with the efforts being made by management to improve performance and believed no change in portfolio management was warranted, noting the Fund’s favorable relative performance with respect to other global real estate funds as referred to above.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis to be in the highest quintile of such universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the second-lowest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such universe, and on an annualized basis to also be in the second-lowest quintile for the previous three- and five-year periods, but to be in the highest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the second-highest quintile of its performance universe for the one-year period, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the middle quintile of such universe for the previous 10-year period. The Board believed the Fund’s performance as shown in the Lipper report to be acceptable and did not

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

warrant any change in portfolio management. In reaching such conclusion, the Board noted that the Fund’s overall favorable comparative total returns and the level of its annualized income return, which amounted to 6.40%, 6.96%, and 7.53% for the one-, three- and five-year periods, respectively, appeared generally consistent with the Fund’s investment objective of earning a high level of current income with capital appreciation as a secondary goal.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest or best performing quintile of such universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the upper half of such universe for the one-year period, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the second-lowest quintile of such universe for the previous 10-year period. The Board believed the Fund’s overall performance as set forth in the Lipper report to be acceptable, noting that its three- and 10-year annualized returns in each case were within 50 basis points of the performance universe median.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for less than 10 full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period and on an annualized basis to be in the second-highest quintile and middle quintile of such universe for the previous three- and five-year periods, respectively. The Board discussed with management the reasons for the Fund’s one-year underperformance, including its holdings in energy stocks exposed to natural gas, which were hurt by lower gas prices, and also discussed steps being taken to improve performance, which included the addition of an experienced investment analyst to provide support for the Fund’s lead manager. Based on such discussions and the Fund’s longer term performance, the Board did not believe that any change in the Fund’s portfolio management was warranted.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the highest or best performing quintile of the performance universe for the one-year period, and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as set forth in the Lipper report.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of such performance universe, and on an annualized basis to also be in the second-highest quintile of such universe for each of the previous three- and five-year periods, and in the upper half of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as set forth in the Lipper report to be satisfactory.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the upper half of such universe, and on an annualized basis to also be in the upper half of such universe for each of the previous three- and five-year periods, and to be in the second-lowest quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative investment performance as set forth in the Lipper report to be acceptable.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the second-highest quintile of such performance universe for the one-year period, and on an annualized basis to also be in the second-highest quintiles of such universe during the previous three- and five-year periods, and in the second-lowest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe during the one-year period, and on an annualized basis to be in the upper half of such universe for each of the previous three- and five-year periods, and in the highest quintile of such universe for the previous 10-year period. The Board was generally satisfied with the Fund’s performance as shown in the Lipper report, noting its primary income objective and the fact that its total return for the one-year period exceeded 5%.

Franklin Templeton VIP Founding Funds Allocation Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only four full years and the Lipper report showed its income return to be in the lowest quintile of such performance universe for the one-year period, and on an annualized basis to be in the middle quintile of such universe for its four-year period of operation. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such universe and on an annualized basis to be in the lowest quintile of such universe for its four-year period of operation. In assessing the relevance of such comparative performance, the Board noted the Fund is not actively managed and that its performance reflects those of the three underlying funds in which it invests in equal portions. The Board reviewed and discussed the performance of such underlying funds with management and believes that each is being managed in accordance with its underlying investment mandate. The Board also notes management’s explanation that the performance of certain of the underlying funds reflects the general underperformance of value stocks during the past year. In view of the foregoing and taking into account the nature of the Fund and its short period of operation, the Board did not believe the Fund’s comparative investment performance as set forth in the Lipper report mandated any change in the investment strategy followed or manner in which the Fund operates.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the second-lowest quintile of such universe for the previous five-year period, and the middle quintile of such universe for the previous 10-year period. The Board found the Fund’s comparative performance as shown in the Lipper report to be acceptable, noting the Fund’s income objective, the nature of the Fund’s investments, which were primarily in U.S. mortgage-backed securities, and the fact that its total return exceeded 6% for the one-year period and exceeded 5% for all annualized periods shown in such report.

Mutual Global Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the highest quintile of such universe for the one-year period, and on an annualized basis to be in the lowest quintile of such universe for the three-year period, but to be in the highest quintile of such universe for each of the previous five- and 10-year periods. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable.

Mutual International Securities Fund – The performance universe for this Fund consisted of the Fund and all other international value funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only two full years at the date of the Lipper report, which showed its total return during each such year to be in either the highest or second-highest performing quintile of such universe. The Board was pleased with such comparative performance, but did not believe it to be particular meaningful in view of the Fund’s short period of operations.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

one-year period to be in the highest or best performing quintile of such universe, and on an annualized basis to be in either the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of the performance universe, and on an annualized basis to be in the lowest quintile of such universe for the previous three-year period, the middle quintile of such universe for the previous five-year period, and the highest quintile of such universe for the previous 10-year period. The Board found the Fund’s overall performance as shown in the Lipper report to be acceptable, noting its annualized three-year total return exceeded 15%.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the highest or best performing quintile of such performance universe and on an annualized basis to be in the second-highest quintile of such universe during each of the previous three- and five-year periods, and the middle quintile of such universe during the previous 10-year period. The Board was satisfied with the comparative performance of the Fund as set forth in the Lipper report.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the highest or best performing quintile of such performance universe and on an annualized basis to be in the highest or best performing quintile of such universe in each of the previous three- and five-year periods, and the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report.

Templeton Global Bond Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest or best performing quintile of such performance universe, and on an annualized basis to also be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of its performance universe, but on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board discussed with management the reasons for the relative underperformance of the Fund’s total return as shown in the Lipper report for the one-year period, noting, however, that it exceeded 5%. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-lowest quintile of such performance universe and on an annualized basis to also be in the second-lowest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was not satisfied with the Fund’s comparative performance as set forth in the Lipper report and discussed the Fund’s portfolio management team, performance and investment process in detail with upper management. Such discussion included the analytic process and reviews followed by the Fund’s portfolio managers in selecting securities for investment and the conviction of the Fund’s portfolio management team with the correctness of adhering to their disciplined, long-term, bottom-up, fundamental approach to investing. Based on such discussions, the Board did not believe any immediate change in portfolio management was warranted, but intends to continuously monitor future performance.

COMPARATIVE EXPENSES.    Consideration was given to expense comparison information contained in the Lipper reports furnished for each Fund, which compared its management fee and total expense ratio with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on a Fund’s

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for the same class of shares for all funds within a particular Lipper expense group. The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintile of their respective Lipper expense groups: Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Strategic Income Securities Fund and Templeton Global Bond Securities Fund. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates and actual total expense ratios of each of Franklin Rising Dividend Securities Fund, Franklin Small-Mid Cap Growth Securities Fund and Franklin U.S. Government Fund were below the medians of their Lipper expense groups. The contractual investment management fee rate of Templeton Foreign Securities Fund was less than one-half of a basis point above the median of its Lipper expense group, while its actual total expense ratio was below the median of such group. The contractual investment fee rate and actual total expense ratio of Franklin Templeton VIP Founding Funds Allocation Fund were both at the median of its Lipper expense group. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates for Mutual International Securities Fund, Templeton Growth Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, but in each case their actual total expense ratios were below the median of such groups. The Board was satisfied with the comparative expenses of these Funds as shown in their Lipper reports, noting that, with the exception of Templeton Growth Securities Fund, the expenses of these Funds were subsidized through fee waivers. The contractual investment management fee rate of Franklin Flex Cap Growth Securities Fund was 13 basis points above its Lipper expense group median, while its actual total expense ratio was below its expense group median. The Board found the comparative expenses of this Fund as shown in its Lipper report to be acceptable, noting its expenses were subsidized through fee waivers. The contractual investment management fee rate and actual expense ratio for Franklin Large Cap Growth Securities Fund were in each case above but within eight basis points of the median of its Lipper expense group. The contractual investment fee rate of Franklin Global Real Estate Securities Fund was 20 basis points higher than the median of its Lipper expense group while its actual expense ratio was within nine basis points of its expense group median. The Board found the comparative expenses of these Funds as shown in their Lipper reports to be acceptable, noting with respect to Franklin Global Real Estate Securities Fund that a phased-in increase in its contractual investment fee rate had been approved by shareholders in 2007. The contractual investment management fee rate and actual total expense ratio of Templeton Developing Markets Securities Fund were both above the median of its Lipper expense group, but in each case were within 17 basis points of such median. The Board found the comparative expenses of this Fund to be acceptable, noting cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in developing markets geographical areas, as well as the fact that its investment management fee had been reduced effective May 1, 2011. The contractual investment management fee rates of both Mutual Global Discovery Securities Fund and Mutual Shares Securities Fund were in the most expensive quintiles of their Lipper expense groups, while the actual total expense ratio of Mutual Global Discovery Fund was 17 basis points above its expense group median, and the actual total expense ratio of Mutual Shares Securities Fund was four basis points above its expense group median. In discussing these comparative expenses, management stated its view that the expenses of these Funds were at an appropriate level in view of their overall favorable comparative investment performance, the quality and experience of their portfolio managers and the research-driven fundamental value strategy employed in their portfolio selections. The Board found the comparative expenses of these Funds to be acceptable noting the points raised by management.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, specific attention was given to the methodology

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving services provided the Funds, as well as the need to implement systems to meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from Fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.    The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Templeton VIP Founding Funds Allocation Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset sizes, and in the case of each of the other Funds, their management fees contain breakpoints that extend beyond their existing asset sizes. To the extent economies of scale may be realized by the manager and its affiliates, the Board believed the schedule of investment management fees provides a sharing of benefits for each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.	VIP4 S 08/12

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)	(1) Code of Ethics

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date August 24, 2012

By	/s/ GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer

Date August 24, 2012